UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N‑CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811‑22991

Name of Fund:	BlackRock Science and Technology Trust (BST)

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809
Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Science and Technology Trust, 50 Hudson Yards, New York, NY 10001
Registrant’s telephone number, including area code: (800) 882‑0052, Option 4
Date of fiscal year end: 12/31/2023
Date of reporting period: 06/30/2023

Item 1 – Report to Stockholders
(a) The Report to Shareholders is attached herewith.

JUNE 30, 2023

2023 Semi-Annual Report (Unaudited)

BlackRock Energy and Resources Trust (BGR)
BlackRock Enhanced Capital and Income Fund, Inc. (CII)
BlackRock Enhanced Equity Dividend Trust (BDJ)
BlackRock Enhanced Global Dividend Trust (BOE)
BlackRock Enhanced International Dividend Trust (BGY)
BlackRock Health Sciences Term Trust (BMEZ)
BlackRock Health Sciences Trust (BME)
BlackRock Innovation and Growth Term Trust (BIGZ)
BlackRock Resources & Commodities Strategy Trust (BCX)
BlackRock Science and Technology Term Trust (BSTZ)
BlackRock Science and Technology Trust (BST)
BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI)

Not FDIC Insured • May Lose Value • No Bank Guarantee

Supplemental Information (unaudited)

Section 19(a) Notices
BlackRock Energy and Resources Trust’s (BGR), BlackRock Enhanced Capital and Income Fund, Inc.’s (CII), BlackRock Enhanced Equity Dividend Trust’s (BDJ), BlackRock Enhanced Global Dividend Trust’s (BOE), BlackRock Enhanced International Dividend Trust’s (BGY), BlackRock Health Sciences Term Trust’s (BMEZ), BlackRock Health Sciences Trust’s (BME), BlackRock Innovation and Growth Term Trust’s (BIGZ), BlackRock Resources & Commodities Strategy Trust’s (BCX), BlackRock Science and Technology Term Trust’s (BSTZ), BlackRock Science and Technology Trust’s (BST) and BlackRock Utilities, Infrastructure & Power Opportunities Trust’s (BUI) (collectively, the “Trusts” or individually, a “Trust”) amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Trust’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. Each Trust will provide a Form 1099-DIV each calendar year that will tell you how to report these distributions for U.S. federal income tax purposes.
June 30, 2023

	Total Cumulative Distributions for the Fiscal Period						% Breakdown of the Total Cumulative Distributions for the Fiscal Period

Trust Name	Net Income	Net Realized Capital Gains Short‑Term	Net Realized Capital Gains Long‑Term	Return of Capital	(a)	Total Per Common Share	Net Income	Net Realized Capital Gains Short‑Term	Net Realized Capital Gains Long‑Term	Return of Capital	Total Per Common Share
BGR	$0.191790	$—	$—	$0.188010		$0.379800	50%	—%	—%	50%	100%
CII	0.052450	—	0.544550	—		0.597000	9	—	91	—	100
BDJ	0.184630	0.042340	0.110230	—		0.337200	54	13	33	—	100
BOE	0.125210	—	—	0.252790		0.378000	33	—	—	67	100
BGY	0.060430	—	0.055540	0.086830		0.202800	30	—	27	43	100
BMEZ	—	—	—	0.870000		0.870000	—	—	—	100	100
BME	0.069140	—	0.979780	0.229080		1.278000	5	—	77	18	100
BIGZ	—	—	—	0.420000		0.420000	—	—	—	100	100
BCX	0.149910	—	—	0.160890		0.310800	48	—	—	52	100
BSTZ	—	—	0.130650	0.898550		1.029200	—	—	13	87	100
BST	—	—	—	1.500000		1.500000	—	—	—	100	100
BUI	0.239240	0.127710	0.359050	—		0.726000	33	18	49	—	100

(a)
Each Trust estimates that it has distributed more than its net income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in a Trust is returned to the shareholder. A return of capital does not necessarily reflect a Trust’s investment performance and should not be confused with “yield” or “income.” When distributions exceed total return performance, the difference will reduce a Trust’s net asset value per share.

Section 19(a) notices for the Trusts, as applicable, are available on the BlackRock website at blackrock.com.
Section 19(b) Disclosure
The Trusts, acting pursuant to a U.S. Securities and Exchange Commission (“SEC”) exemptive order and with the approval of each Trust’s Board of Trustees (the “Board”), each has adopted a managed distribution plan, consistent with its investment objectives and policies, to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plans, the Trusts currently distribute the following fixed amounts per share on a monthly basis:

Trust Name	Amount Per Common Share
BGR	$0.065700
CII	0.099500
BDJ	0.056200
BOE	0.063000
BGY	0.033800
BMEZ	0.145000
BME	0.213000
BIGZ	0.070000
BCX	0.051800
BSTZ	0.161300
BST	0.250000
BUI	0.121000
The fixed amounts distributed per share are subject to change at the discretion of each Trust’s Board. Under its Plan, each Trust will distribute all available net income to its shareholders as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient income (inclusive of net income and short-term capital gains) is not earned on a monthly basis, the Trusts will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board; however, each Trust may make additional distributions from time to time, including additional capital gain distributions at the end of the taxable year, if required to meet requirements imposed by the Code and/or the Investment Company Act of 1940, as amended (the “1940 Act”).
Shareholders should not draw any conclusions about each Trust’s investment performance from the amount of these distributions or from the terms of the Plan. Each Trust’s total return performance is presented in its financial highlights table.

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Supplemental Information  (unaudited)  (continued)

The Board may amend, suspend or terminate a Trust’s Plan at any time without prior notice to the Trust’s shareholders if it deems such actions to be in the best interests of the Trust or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Trust’s stock is trading at or above net asset value) or widening an existing trading discount. The Trusts are subject to risks that could have an adverse impact on their ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, changes in interest rates, decreased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code. Please refer to BDJ, BME, BST and BUI’s prospectuses for a more complete description of each Trust’s risks.

S U P P L E M E N T A L I N F O R M A T I O N	3

The Markets in Review
Dear Shareholder,
Despite an uncertain economic landscape during the 12-month reporting period ended June 30, 2023, the resilience of the U.S. economy in the face of ever tighter financial conditions provided an encouraging backdrop for investors. Inflation remained elevated as labor costs grew rapidly and unemployment rates reached the lowest levels in decades. However, inflation moderated substantially as the period continued, while ongoing strength in consumer spending backstopped the economy.
Equity returns were strong, as continued job growth eased investors’ concerns about the economy’s durability. The U.S. economy resumed growth in the third quarter of 2022 and continued to expand thereafter. Most major classes of equities advanced significantly, including large- and small-capitalization U.S. stocks and international equities from developed markets. Emerging market equities also gained, although at a substantially slower pace, pressured by high interest rates and falling commodities prices.
The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. The corporate bond market also faced inflationary headwinds, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.
The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates seven times. Furthermore, the Fed wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity. However, the Fed declined to raise interest rates at its June 2023 meeting, which made it the first meeting without a rate increase since the tightening cycle began in early 2022.
Supply constraints have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population exacerbate these constraints, keeping the labor market tight and wage growth high. Although the Fed has decelerated the pace of interest rate hikes and most recently opted for a pause, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period to keep inflation under control. Furthermore, ongoing structural changes may mean that the Fed will be hesitant to cut interest rates in the event of faltering economic activity lest inflation accelerate again. We believe investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt.
While we favor an overweight to developed market equities in the long term, we prefer an underweight stance in the near term. Expectations for corporate earnings remain elevated, which seems inconsistent with macroeconomic constraints. Nevertheless, we are overweight on emerging market stocks in the near-term as growth trends for emerging markets appear brighter. We also believe that stocks with an A.I. tilt should benefit from an investment cycle that is set to support revenues and margins. We are neutral on credit overall amid tightening credit and financial conditions, however there are selective opportunities in the near term. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries, U.S. inflation-linked bonds, U.S. mortgage-backed securities, and emerging market bonds denominated in local currency.
Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC
Rob Kapito
President, BlackRock Advisors, LLC

Total Returns as of June 30, 2023
	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	16.89%	19.59%

U.S. small cap equities (Russell 2000® Index)	8.09	12.31

International equities (MSCI Europe, Australasia, Far East Index)	11.67	18.77

Emerging market equities (MSCI Emerging Markets Index)	4.89	1.75

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.25	3.60

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	1.70	(3.97)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	2.09	(0.94)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	2.67	3.19

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	5.38	9.07

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

5

Option Over‑Writing Strategy

Overview
In general, the goal of each of the Trusts is to provide total return through a combination of current income and realized and unrealized gains (capital appreciation). The Trusts seek to pursue these goals primarily by investing in a portfolio of equity securities and also by employing a strategy of writing (selling) call and put options in an effort to generate current gains from option premiums and to enhance each Trust’s risk-adjusted return. Each Trust’s objectives cannot be achieved in all market conditions.
Each Trust primarily writes single stock covered call options and may also from time to time write single stock put options. When writing (selling) a covered call option, a Trust holds an underlying equity security and enters into an option transaction which allows the counterparty to purchase the equity security at an agreed-upon price (“strike price”) within an agreed-upon time period. The Trust receives cash premiums from the counterparties upon writing (selling) the option, which along with net investment income and net realized gains, if any, are generally available to support current or future distributions paid by the Trust. During the option term, the counterparty may elect to exercise the option if the market value of the equity security rises above the strike price, and the Trust is obligated to sell the equity security to the counterparty at the strike price, realizing a gain or loss. Premiums received increase gains or reduce losses realized on the sale of the equity security. If the option remains unexercised upon its expiration, the Trust realizes gains equal to the premiums received. Alternatively, an option may be closed out by an offsetting purchase or sale of an option prior to expiration. The Trust realizes a capital gain from a closing purchase or sale transaction if the premium paid is less than the premium received from writing the option. The Trust realizes a capital loss from a closing purchase or sale transaction if the premium received is less than the premium paid to purchase the option.
Writing covered call options entails certain risks, which include, but are not limited to, the following: an increase in the value of the underlying equity security above the strike price can result in the exercise of a written option (sale by a Trust to the counterparty) when the Trust might not otherwise have sold the security; exercise of the option by the counterparty may result in a sale below the current market value and a gain or loss being realized by the Trust; and limiting the potential appreciation that could be realized on the underlying equity security to the extent of the strike price of the option. The premium that a Trust receives from writing a covered call option may not be sufficient to offset the potential appreciation on the underlying equity security above the strike price of the option that could have otherwise been realized by the Trust. As such, an option over-writing strategy may outperform the general equity market in flat or falling markets but underperform in rising markets.
Option Over-Writing Strategy Illustration
To illustrate these concepts, assume the following: (1) a common stock purchased at and currently trading at $37.15 per share; (2) a three-month call option is written by a Trust with a strike price of $40 (i.e., 7.7% higher than the current market price); and (3) the Trust receives $2.45, or 6.6% of the common stock’s value, as a premium. If the stock price remains unchanged, the option expires and there would be a 6.6% return for the three-month period. If the stock were to decline in price by 6.6% (i.e., decline to $34.70 per share), the option strategy would “break-even” from an economic perspective resulting in neither a gain nor a loss. If the stock were to climb to a price of $40 or above, the option would be exercised and the stock would return 7.7% coupled with the option premium received of 6.6% for a total return of 14.3%. Under this scenario, the Trust loses the benefit of any appreciation of the stock above $40, and thus is limited to a 14.3% total return. The premium from writing the call option serves to offset some of the unrealized loss on the stock in the event that the price of the stock declines, but if the stock were to decline more than 6.6% under this scenario, the Trust’s downside protection is eliminated and the stock could eventually become worthless.
Each Trust intends to write covered call and other options to varying degrees depending upon market conditions. Please refer to each Trust’s Schedule of Investments and the Notes to Financial Statements for details of written options.
Derivative Financial Instruments
The Trusts may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Trusts must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Trusts’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trusts’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

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Trust Summary as of June 30, 2023	BlackRock Energy and Resources Trust (BGR)

Investment Objective
BlackRock Energy and Resources Trust’s (BGR) (the “Trust”) investment objective is to provide total return through a combination of current income and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its total assets in equity securities of energy and natural resources companies and equity derivatives with exposure to the energy and natural resources industry. The Trust may invest directly in such securities or synthetically through the use of derivatives. The Trust seeks to pursue this goal primarily by investing in a portfolio of equity securities and also by employing a strategy of writing (selling) call and put options.
No assurance can be given that the Trust’s investment objective will be achieved.
Trust Information

Symbol on New York Stock Exchange	BGR
Initial Offering Date	December 29, 2004
Current Distribution Rate on Closing Market Price as of June 30, 2023 ($12.04)(a)	6.55%
Current Monthly Distribution per Common Share(b)	$0.065700
Current Annualized Distribution per Common Share(b)	$0.788400

(a)
Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
Market Price and Net Asset Value Per Share Summary

	06/30/23	12/31/22	Change	High	Low
Closing Market Price	$12.04	$12.53	(3.91)%	$13.36	$11.23
Net Asset Value	13.66	14.21	(3.87)	14.91	12.71
Performance
Returns for the period ended June 30, 2023 were as follows:

		Average Annual Total Returns

	6-month	1 Year	5 Years	10 Years
Trust at NAV(a)(b)	(0.87)%	15.72%	3.56%	1.41%
Trust at Market Price(a)(b)	(0.92)	16.22	1.95	1.12

MSCI World Energy Call Overwrite Index(c)	(2.68)	12.49	N/A	N/A
MSCI World Energy Index(d)	(3.91)	13.18	3.46	2.77

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
An index that incorporates an option overlay component on the MSCI World Energy Index with a 33% overwrite level. The benchmark commenced on December 31, 2018 and therefore the benchmark does not have 5- and 10-year returns.

(d)
An index that is designed to capture the large- and mid-cap segments across developed markets countries. All securities in the index are classified in the energy sector as per the Global Industry Classification Standard.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.
The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.
More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.
The following discussion relates to the Trust’s absolute performance based on NAV:
What factors influenced performance?
Stock selection in the exploration and production (“E&P”) and integrated oil sub-sectors contributed to the Trust’s outperformance in the semiannual period. At the individual stock level, the Canadian E&P companies Tourmaline Oil Corp., Arc Resources Ltd. and Canadian Natural Resources Ltd. outperformed their United States shale-focused peers. The Trust’s zero weightings in the underperforming stocks Devon Energy Corp. and Neste Oyj also contributed to relative performance.
An underweight in oilfield services companies detracted from results. The sub-sector’s performance was supported by expectations for increased merger and acquisition activity following Patterson-UTI Energy Inc.’s announced merger with NexTier Oilfield Solutions, Inc. Among individual holdings in the sector, an overweight in Patterson-UTI contributed, while a zero weighting in Baker Hughes Co. detracted. A position in BP PLC, which fell from its highs of early 2023 after announcing a reduced pace of share buybacks, also detracted.

T R U S T S U M M A R Y	7

Trust Summary as of June 30, 2023 (continued)	BlackRock Energy and Resources Trust (BGR)

The Trust used an options overlay strategy in which calls were written on a portion of the portfolio’s holdings. This strategy contributed to results in the reporting period. The Trust’s practice of maintaining a specified level of monthly distributions to shareholders did not have a material impact on the Trust’s investment strategy.
Describe recent portfolio activity.
The investment adviser sought to take advantage of market volatility by adjusting the portfolio’s positioning and selectively adding to some higher-beta E&P companies following share price weakness.
Describe portfolio positioning at period end.
The investment advisor maintained a bias towards higher-quality international oil producers and selective exposure to the United States shale industry. The investment adviser believed valuations remained attractive given that energy companies are expected to maintain capital discipline and deliver high free cash flows.
As of June 30, 2023, the Trust had in place an option overwriting program whereby 32.0% of the underlying equities were overwritten with call options on individual stocks. These call options were typically written at prices above the prevailing market prices (estimated to be 3.2% out of the money) and for maturities averaging 49 days.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS

Security(a)	Percent of Total Investments

Exxon Mobil Corp.	18.8%
Shell PLC	10.7
TotalEnergies SE	6.9
ConocoPhillips	6.8
BP PLC	6.8
Chevron Corp.	4.8
Canadian Natural Resources Ltd.	4.5
Williams Cos., Inc.	4.4
EOG Resources, Inc.	4.2
Hess Corp.	3.7
INDUSTRY ALLOCATION

Industry(a)(b)	Percentage of Total Investments

Oil, Gas & Consumable Fuels	95.5%
Energy Equipment & Services	4.0
Food Products	0.5

(a)	Excludes short-term securities.
(b)
For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

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Trust Summary as of June 30, 2023	BlackRock Enhanced Capital and Income Fund, Inc. (CII)

Investment Objective
BlackRock Enhanced Capital and Income Fund, Inc.’s (CII) (the “Trust”) investment objective is to provide current income and capital appreciation. The Trust seeks to achieve its investment objective by investing in a portfolio of equity securities of U.S. and foreign issuers. The Trust may invest directly in such securities or synthetically through the use of derivatives. The Trust also seeks to achieve its investment objective by employing a strategy of writing (selling) call and put options.
No assurance can be given that the Trust’s investment objective will be achieved.
Trust Information

Symbol on New York Stock Exchange	CII
Initial Offering Date	April 30, 2004
Current Distribution Rate on Closing Market Price as of June 30, 2023 ($18.51)(a)	6.45%
Current Monthly Distribution per Common Share(b)	$0.099500
Current Annualized Distribution per Common Share(b)	$1.194000

(a)
Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change.
Market Price and Net Asset Value Per Share Summary

	06/30/23	12/31/22	Change	High	Low
Closing Market Price	$18.51	$17.12	8.12%	$18.98	$16.88
Net Asset Value	19.18	17.55	9.29	19.18	17.42
Performance
Returns for the period ended June 30, 2023 were as follows:

		Average Annual Total Returns

	6-month	1 Year	5 Years	10 Years
Trust at NAV(a)(b)	12.93%	16.93%	10.19%	11.18%
Trust at Market Price(a)(b)	11.73	18.36	10.39	12.01

MSCI USA Call Overwrite Index(c)	15.47	16.69	N/A	N/A
Russell 1000® Index(d)	16.68	19.36	11.92	12.64

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
An index that incorporates an option overlay component on the MSCI USA Index with a 55% overwrite level. The benchmark commenced on December 31, 2018 and therefore the benchmark does not have 5- and 10-year returns.

(d)
An index that measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The index represents approximately 93% of the U.S. market.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.
The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.
More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.
The following discussion relates to the Trust’s relative performance based on NAV:
What factors influenced performance?
Investment decisions within the information technology (“IT”) sector detracted the most from the Trust’s relative returns. Notably, stock selection and an underweight position to the semiconductors and semiconductor equipment industry proved costly, as did positioning among technology hardware, storage and peripherals companies. Within the consumer discretionary sector, stock selection detracted from performance, specifically in the automobiles and specialty retail industries. Other detractors included stock selection in the materials and industrials sectors.
Conversely, the largest contribution to the Trust’s relative performance came from investment decisions in the communication services sector. Most notably, stock selection and an overweight allocation to the interactive media & services industry boosted relative return, as did an underweight allocation to entertainment companies. Stock selection in the healthcare sector, specifically within the pharmaceuticals industry, also proved beneficial. Avoiding exposure to the utilities sector entirely added to relative performance, as did investment decisions within energy.

T R U S T S U M M A R Y	9

Trust Summary as of June 30, 2023 (continued)	BlackRock Enhanced Capital and Income Fund, Inc. (CII)

The Trust utilized an options overlay strategy in which calls are written on a portion of the portfolio’s holdings. The Trust’s options overlay strategy detracted from relative performance for the six-month period. The Trust’s practice of maintaining a specified level of monthly distributions did not have a material impact on the Trust’s investment strategy.
Describe recent portfolio activity.
During the reporting period, a combination of portfolio trading activity and market price changes resulted in the Trust adding exposure to the IT, communication services, and consumer discretionary sectors. The Trust reduced exposure to financials, industrials, and real estate.
Describe portfolio positioning at period end.
At reporting period end, the Trust’s largest sector overweight positions in the public equity portion of the portfolio were in the communication services and consumer discretionary sectors, while the largest underweight positions were in IT and utilities.
As of June 30, 2023, the Trust had an options overwriting program in place whereby 58% of the underlying equities were overwritten with call options. These call options were typically written at levels above prevailing market prices (estimated to be 3.1% out of the money) with an average time until expiration of 52 days.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS

Security(a)	Percent of Total Investments

Microsoft Corp.	8.6%
Amazon.com, Inc.	5.1
Apple, Inc.	5.0
Alphabet, Inc.	5.0
Meta Platforms, Inc.	3.0
Comcast Corp.	2.9
Berkshire Hathaway, Inc.	2.7
Applied Materials, Inc.	2.3
UnitedHealth Group, Inc.	2.1
Sanofi	2.1
SECTOR ALLOCATION

Sector(a)(b)	Percent of Total Investments

Information Technology	23.0%
Health Care	14.7
Financials	13.7
Consumer Discretionary	12.9
Communication Services	12.7
Consumer Staples	7.3
Industrials	6.9
Materials	4.5
Energy	4.3
Real Estate	—	(c)

(a)	Excludes short-term securities.
(b)
For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Rounds to less than 0.1%.

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Trust Summary as of June 30, 2023	BlackRock Enhanced Equity Dividend Trust (BDJ)

Investment Objective
BlackRock Enhanced Equity Dividend Trust’s (BDJ) (the “Trust”) primary investment objective is to provide current income and current gains, with a secondary investment objective of long-term capital appreciation. The Trust seeks to achieve its investment objectives by investing in common stocks that pay dividends and have the potential for capital appreciation and by utilizing an option writing strategy to enhance distributions to its shareholders. The Trust invests, under normal market conditions, at least 80% of its total assets in dividend paying equities and may invest up to 20% of its total assets in equity securities of issuers that do not pay dividends. The Trust may invest directly in such securities or synthetically through the use of derivatives.
No assurance can be given that the Trust’s investment objectives will be achieved.
Trust Information

Symbol on New York Stock Exchange	BDJ
Initial Offering Date	August 31, 2005
Current Distribution Rate on Closing Market Price as of June 30, 2023 ($ 8.34)(a)	8.09%
Current Monthly Distribution per Common Share(b)	$0.056200
Current Annualized Distribution per Common Share(b)	$0.674400

(a)
Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change.
Market Price and Net Asset Value Per Share Summary

	06/30/23	12/31/22	Change	High	Low
Closing Market Price	$8.34	$9.01	(7.44)%	$9.36	$8.03
Net Asset Value	8.83	8.74	1.03	9.15	8.23
Performance
Returns for the period ended June 30, 2023 were as follows:

		Average Annual Total Returns

	6-month	1 Year	5 Years	10 Years
Trust at NAV(a)(b)	5.07%	10.06%	7.27%	8.48%
Trust at Market Price(a)(b)	(3.73)	7.01	7.05	9.08

MSCI USA Value Call Overwrite Index(c)	1.14	5.09	N/A	N/A
Russell 1000® Value Index(d)	5.12	11.54	8.11	9.22

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust moved from a premium to NAV to a discount during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
An index that incorporates an option overlay component on the MSCI USA Value Index with a 55% overwrite level. The benchmark commenced on December 31, 2018 and therefore the benchmark does not have 5- and 10-year returns.

(d)
An index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.
More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.
The following discussion relates to the Trust’s relative performance based on NAV:
What factors influenced performance?
The largest contributor to the Trust’s relative performance for the period was security selection in the healthcare sector. Specifically, stock decisions in the pharmaceuticals and healthcare equipment and supplies industries boosted relative results. Security selection in energy was also a key contributor, with decisions in the oil, gas and consumable fuels industry proving to be beneficial. Other notable contributors included stock selection within the financials and communication services sectors.
Conversely, the largest detractor from relative returns came from stock selection in the information technology (“IT”) sector. Particularly, stock selection in semiconductors proved costly, as did the Trust’s decision not to invest in the electronic equipment, instruments and components industry. Stock selection in consumer staples also hurt performance, with stock decisions in the consumer staples distribution and retail industry weighing on relative return. Other notable detractors included selection decisions in the materials and consumer discretionary sectors.

T R U S T S U M M A R Y	11

Trust Summary as of June 30, 2023 (continued)	BlackRock Enhanced Equity Dividend Trust (BDJ)

The Trust utilized an options overlay strategy in which calls are written on a portion of the portfolio’s holdings. The Trust’s options overlay strategy contributed to relative performance. The Trust’s practice of maintaining a specified level of monthly distributions did not have a material impact on the Trust’s investment strategy.
Describe recent portfolio activity.
During the period, a combination of portfolio trading activity and market price changes resulted in the Trust adding exposure to the healthcare, energy, and IT sectors. The Trust reduced exposure to the financials, consumer staples, and utilities sectors.
Describe portfolio positioning at period end.
At reporting period end, the Trust’s largest absolute allocations were to the financials, healthcare, and industrials sectors. Relative to the benchmark, the Trust’s most significant overweight exposures were to the financials, healthcare, and communication services sectors. The Trust maintained its most significant relative underweight sector exposures to real estate, IT, and materials.
As of June 30, 2023, the Trust had an options overwriting program in place whereby 49% of the underlying equities were overwritten with call options. These call options were typically written at levels above prevailing market prices (estimated to be 2.8% out of the money) with an average time until expiration of 51 days.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS

Security(a)	Percent of Total Investments

Wells Fargo & Co.	3.1%
Laboratory Corp. of America Holdings	3.1
Citigroup, Inc.	2.7
Cognizant Technology Solutions Corp.	2.6
Baxter International, Inc.	2.6
American International Group, Inc.	2.5
Kraft Heinz Co.	2.4
Medtronic PLC	2.4
Shell PLC	2.3
Cisco Systems, Inc.	2.3
SECTOR ALLOCATION

Sector(a)(b)	Percent of Total Investments

Financials	24.0%
Health Care	22.0
Industrials	9.4
Consumer Staples	9.1
Energy	9.0
Information Technology	8.9
Communication Services	6.2
Consumer Discretionary	5.8
Utilities	3.6
Materials	2.0

(a)	Excludes short-term securities.
(b)
For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

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Trust Summary as of June 30, 2023	BlackRock Enhanced Global Dividend Trust (BOE)

Investment Objective
BlackRock Enhanced Global Dividend Trust’s (BOE) (the “Trust”) primary investment objective is to provide current income and current gains, with a secondary investment objective of long-term capital appreciation. The Trust seeks to achieve its investment objectives by investing primarily in equity securities issued by companies located in countries throughout the world and by employing a strategy of writing (selling) call and put options. Under normal circumstances, the Trust invests at least 80% of its net assets in dividend-paying equity securities and at least 40% of its assets outside of the U.S. (unless market conditions are not deemed favorable by Trust management, in which case the Trust would invest at least 30% of its assets outside of the U.S.). The Trust may invest in securities of companies of any market capitalization, but intends to invest primarily in securities of large capitalization companies. The Trust may invest directly in such securities or synthetically through the use of derivatives.
No assurance can be given that the Trust’s investment objectives will be achieved.
Trust Information

Symbol on New York Stock Exchange	BOE
Initial Offering Date	May 31, 2005
Current Distribution Rate on Closing Market Price as of June 30, 2023 ($ 10.07)(a)	7.51%
Current Monthly Distribution per Common Share(b)	$0.063000
Current Annualized Distribution per Common Share(b)	$0.756000

(a)
Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
Market Price and Net Asset Value Per Share Summary

	06/30/23	12/31/22	Change	High	Low
Closing Market Price	$10.07	$9.56	5.33%	$10.59	$9.42
Net Asset Value	11.59	10.97	5.65	11.71	10.79
Performance
Returns for the period ended June 30, 2023 were as follows:

		Average Annual Total Returns

	6-month	1 Year	5 Years	10 Years
Trust at NAV(a)(b)	9.67%	12.00%	6.85%	6.16%
Trust at Market Price(a)(b)	9.34	11.26	5.32	5.99

MSCI ACWI Call Overwrite Index(c)	11.81	13.32	N/A	N/A
MSCI ACWI(d)	13.93	16.53	8.10	8.75

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
An index that incorporates an option overlay component on the MSCI ACWI Index with a 45% overwrite level. The benchmark commenced on December 31, 2018 and therefore the benchmark does not have 5- and 10-year returns.

(d)	An index that captures large- and mid-cap representation across certain developed and emerging markets.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.
More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.
The following discussion relates to the Trust’s relative performance based on NAV:
What factors influenced performance?
An underweight allocation to, and stock selection within, the information technology (“IT”) sector detracted the most from relative returns, particularly within the semiconductors and semiconductor equipment industry. Stock selection within communication services and an underweight allocation to consumer discretionary stocks also detracted.
Among individual security decisions, the Trust’s lack of a position in Nvidia was the biggest detractor from relative performance, as companies linked to generative artificial intelligence (“AI”) performed strongly as investor sentiment grew favorable amid the potential implications of the technology for businesses across the economy. Citizens Financial Group also detracted, given the backdrop of tightening credit conditions and expectations for stricter regulation following the collapses of SVB Financial and Signature Bank in the first quarter 2023. Apple was a key detractor from performance due to the Trust’s average underweight position following its mid-March 2023 purchase

T R U S T S U M M A R Y	13

Trust Summary as of June 30, 2023 (continued)	BlackRock Enhanced Global Dividend Trust (BOE)

of the stock, as the IT sector maintained a rather defensive posture during the first quarter. Lastly, International Flavors and Fragrances guided lower on full-year growth for 2023, given an uncertain market environment that has led to weaker sales volume and an industry-wide consumer destocking in the United States.
Conversely, stock selection among financials was the most significant contributor to the Trust’s relative performance. Stock selection within healthcare and an underweight allocation to utilities also contributed. At the individual stock level, Inditex was the top contributor, as the Spanish clothing retailer reported a greater-than-expected rise in profit due to robust sales of summer clothes. The retailer sported high profit margins and sales growth both in-store and online, and its strong performance stemmed from its strategic decision to maintain higher prices in markets outside the Eurozone. Also, Taiwan Semiconductor Manufacturing contributed, as the outlook for semiconductors strengthened on demand from the buildout of generative AI capabilities. Lastly, Microsoft was a key contributor to relative performance, following the strong rally in IT during the reporting period. The software company tapped into positive sentiment surrounding AI with the launch of new tools for developers to integrate generative AI into their business software, reflecting Big Tech’s race to commercialize AI technology.
The Trust utilized an options overlay strategy in which calls are written on a portion of the portfolio’s holdings. The Trust’s options overlay strategy contributed positively to relative performance. The Trust’s practice of maintaining a specified level of monthly distributions to shareholders did not have a material impact on the Trust’s investment strategy.
Describe recent portfolio activity.
During the period, the Trust added exposure to the IT, communication services, and energy sectors. Conversely, the Trust reduced its exposure to the consumer discretionary sector, particularly in the specialty retail space. The Trust also reduced exposure to financials, notably within the bank industry.
Describe portfolio positioning at period end.
At period end, the Trust’s largest sector exposures were in IT, healthcare, and financials. Regionally, the majority of the portfolio was listed in the United States, with significant exposure in Europe.
As of June 30, 2023, the Trust had an options overwriting program in place whereby 43% of the underlying equities were overwritten with call options. These call options were typically written at levels above prevailing market prices (estimated to be 2.8% out of the money) with an average time until expiration of 53 days.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS

Security(a)	Percent of Total Investments

Microsoft Corp.	4.8%
Apple, Inc.	3.7
Mondelez International, Inc.	3.0
Sanofi	2.9
Reckitt Benckiser Group PLC	2.8
Accenture PLC	2.8
Taiwan Semiconductor Manufacturing Co. Ltd.	2.8
AstraZeneca PLC	2.7
Paychex, Inc.	2.6
Philip Morris International, Inc.	2.6
GEOGRAPHIC ALLOCATION

Country/Geographic Region(a)	Percentage of Total Investments

United States	49.0%
United Kingdom	13.3
France	9.1
Switzerland	5.0
Ireland	4.7
Taiwan	4.2
Netherlands	3.5
Canada	2.3
Mexico	2.0
Denmark	2.0
Japan	1.5
Singapore	1.3
Indonesia	1.1
Spain	1.0
India	—	(b)

(a)	Excludes short-term securities.
(b)	Rounds to less than 0.1%.

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Trust Summary as of June 30, 2023	BlackRock Enhanced International Dividend Trust (BGY)

Investment Objective
BlackRock Enhanced International Dividend Trust’s (BGY) (the “Trust”) primary investment objective is to provide current income and current gains, with a secondary objective of long-term capital appreciation. The Trust seeks to achieve its investment objectives by investing primarily in equity securities issued by companies of any market capitalization located in countries throughout the world and by employing a strategy of writing (selling) call and put options. The Trust invests, under normal circumstances, at least 80% of its net assets in dividend-paying equity securities issued by non-U.S. companies of any market capitalization, but intends to invest primarily in securities of large capitalization companies. The Trust may invest directly in such securities or synthetically through the use of derivatives.
No assurance can be given that the Trust’s investment objectives will be achieved.
Trust Information

Symbol on New York Stock Exchange	BGY
Initial Offering Date	May 30, 2007
Current Distribution Rate on Closing Market Price as of June 30, 2023 ($ 5.44)(a)	7.46%
Current Monthly Distribution per Common Share(b)	$0.033800
Current Annualized Distribution per Common Share(b)	$0.405600

(a)
Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
Market Price and Net Asset Value Per Share Summary

	06/30/23	12/31/22	Change	High	Low
Closing Market Price	$5.44	$5.02	8.37%	$5.64	$5.02
Net Asset Value	6.24	5.78	7.96	6.40	5.78
Performance
Returns for the period ended June 30, 2023 were as follows:

		Average Annual Total Returns

	6-month	1 Year	5 Years	10 Years
Trust at NAV(a)(b)	12.03%	18.53%	7.19%	5.17%
Trust at Market Price(a)(b)	12.45	16.19	6.45	4.87

MSCI ACWI ex USA Call Overwrite Index(c)	6.62	8.64	N/A	N/A
MSCI ACWI ex USA Index(d)	9.47	12.72	3.52	4.75

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
An index that incorporates an option overlay component on the MSCI ACWI ex USA Index with a 45% overwrite level. The benchmark commenced on December 31, 2018 and therefore the benchmark does not have 5- and 10-year returns.

(d)	An index that captures large- and mid-cap representation across certain developed markets countries (excluding the U.S.) and certain emerging markets countries.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.
More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.
The following discussion relates to the Trust’s relative performance based on NAV:
What factors influenced performance?
From a sector perspective, the Trust’s stock selection in healthcare, consumer discretionary, and materials stocks contributed the most to returns. Among individual stocks, Inditex was the top contributor, as the Spanish clothing company’s top-line growth remained extremely strong as it executed its business strategy well. Inditex continues to make good capital allocation decisions, in terms of both disciplined space management and cash deployment, and the current economics of the online business are better than expected. French luxury goods company LVMH also contributed to performance. Discretionary spending has remained strong overall among affluent consumers, leading to continued growth in margins in the luxury retail industry. Lastly, Ferguson also contributed, as the British-American plumbing and HVAC company reported quarterly results in line with expectations and exhibited solid fundamental performance even in a challenging macroeconomic environment.
By contrast, underweight positions in information technology were the most significant detractors from relative performance. An overweight allocation to financials and stock selection in consumer staples also detracted. Among individual stocks, Budweiser Brewing Company APAC was the leading detractor, as it came under pressure during the

T R U S T S U M M A R Y	15

Trust Summary as of June 30, 2023 (continued)	BlackRock Enhanced International Dividend Trust (BGY)

period due to increasing concerns about the strength of China’s reopening, given the company’s sizable exposure to the on-premise and nightlife distribution channels in China. Diageo also detracted, as its financial reports showed a significant slowdown for the spirits company in the U.S. market, as volumes fell 6%. Diageo’s guidance was also marginally weaker as price and volume trends normalized. Management did reiterate medium-term growth targets, though, suggesting that Diageo expects any U.S. slowdown to be short-lived. Singapore’s United Overseas Bank also detracted amid broader concerns in the banking sector globally.
The Trust utilized an options overlay strategy in which calls are written on a portion of the portfolio’s holdings. The Trust’s options overlay strategy contributed to relative performance for the reporting period. The Trust’s practice of maintaining a specified level of monthly distributions did not have a material impact on the Trust’s investment strategy.
Describe recent portfolio activity.
During the period, the Trust reduced its exposure to consumer staples stocks as it sold its sole position in the personal care products industry. The Trust also reduced exposure to industrials, notably through the sale of its position in the electrical equipment industry. Conversely, the Trust added exposure to the materials, energy, and communication services sectors.
Describe portfolio positioning at period end.
At period end, the Trust’s largest sector exposures were in healthcare, communication services, and industrials. Regionally, the majority of the portfolio’s securities were listed in Europe, with particularly significant exposure in Europe excluding the United Kingdom.
As of June 30, 2023, the Trust had an options overwriting program in place whereby 43% of the underlying equities were overwritten with call options. These call options were typically written at levels above prevailing market prices (estimated to be 2.9% out of the money) with an average time until expiration of 52 days.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS

Security(a)	Percent of Total Investments
Taiwan Semiconductor Manufacturing Co. Ltd.	4.0%
Lonza Group AG	3.6
KDDI Corp.	3.4
Kering SA	3.3
Otis Worldwide Corp.	3.3
Symrise AG	3.2
Sanofi	3.2
HDFC Bank Ltd.	3.2
Industria de Diseno Textil SA	3.2
Novo Nordisk A/S	3.1
GEOGRAPHIC ALLOCATION

Country/Geographic Region(a)	Percentage of Total Investments
United Kingdom	17.7%
France	13.0
United States	10.1
Netherlands	8.5
Japan	6.9
Taiwan	6.2
Switzerland	5.5
Germany	5.3
Singapore	3.9
India	3.2
Spain	3.1
Denmark	3.0
China	2.9
Mexico	2.7
Canada	2.0
Italy	2.0
Indonesia	2.0
Sweden	2.0

(a)	Excludes short-term securities.

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Trust Summary as of June 30, 2023	BlackRock Health Sciences Term Trust (BMEZ)

Investment Objective
BlackRock Health Sciences Term Trust’s (BMEZ) (the “Trust”) (formerly known as BlackRock Health Sciences Trust II) investment objective is to provide total return and income through a combination of current income, current gains and long-term capital appreciation. Under normal market conditions, the Trust will invest at least 80% of its total assets in equity securities of companies principally engaged in the health sciences group of industries and equity derivatives with exposure to the health sciences group of industries. Equity derivatives in which the Trust invests include purchased and sold (written) call and put options on equity securities of companies in the health sciences group of industries.
On March 31, 2023 the Board approved a proposal to change the name of BlackRock Health Sciences Trust II, effective as of April 5, 2023, to BlackRock Health Sciences Term Trust. There were no changes to the Trust’s investment policies or strategies in conjunction with the name change.
No assurance can be given that the Trust’s investment objective will be achieved.
Trust Information

Symbol on New York Stock Exchange	BMEZ
Initial Offering Date	January 30, 2020
Current Distribution Rate on Closing Market Price as of June 30, 2023 ($16.42)(a)	10.60%
Current Monthly Distribution per Common Share(b)	$0.145000
Current Annualized Distribution per Common Share(b)	$1.740000

(a)
Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
Market Price and Net Asset Value Per Share Summary

	06/30/23	12/31/22	Change	High	Low
Closing Market Price	$16.42	$15.43	6.42%	$16.99	$15.22
Net Asset Value	19.06	18.76	1.60	19.72	17.93
Performance
Returns for the period ended June 30, 2023 were as follows:

		Average Annual Total Returns

	6-month	1 Year	Since Inception (a)
Trust at NAV(b)(c)	7.11%	12.12%	6.20%
Trust at Market Price(b)(c)	12.18	11.18	1.66

MSCI Custom ACWI SMID Growth HC Call Overwrite Index(d)	3.61	6.52	(9.81)
MSCI ACWI(e)	13.93	16.53	7.50

(a)	BMEZ commenced operations on January 30, 2020.
(b)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(c)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(d)
An index representing the Health Care sector stocks within the MSCI ACWI SMID Cap Growth Index and incorporating an option overlay component with a 25% overwrite level. The MSCI ACWI SMID Cap Growth Index captures mid- and small-cap securities exhibiting overall growth style characteristics across certain developed and emerging markets countries. The index commenced on March 31, 2022 and therefore the since inception return presented is for the period March 31, 2022 through the current reporting period.

(e)	An index that captures large- and mid-cap representation across certain developed and emerging markets.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.
More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.
The following discussion relates to the Trust’s relative performance based on NAV:
What factors influenced performance?
Security selection in the biotechnology and medical devices & supplies sub-sectors made the largest sector-level contributions to relative performance.

T R U S T S U M M A R Y	17

Trust Summary as of June 30, 2023 (continued)	BlackRock Health Sciences Term Trust (BMEZ)

An out-of-benchmark position in Intuitive Surgical, Inc. was the leading contributor at the individual stock level. The surgical robot manufacturer benefited from recovering elective procedure volumes in the post-COVID environment. An overweight position in the medication and drug delivery device manufacturer Gerresheimer AG, which benefited from headlines regarding weight loss treatments, was also a top contributor. An out-of-benchmark position in Abcam PLC further contributed to results. The United Kingdom-based antibody researcher indicated that it is exploring a potential sale, boosting its stock.
An underweight in the healthcare providers and services sub-sector detracted from relative performance, as did stock selection in the category. An underweight in the orthodontics company Align Technology, Inc., which rallied after reporting strong earnings, was the largest detractor at the individual security level. An overweight position in the biopharmaceutical company Rhythm Pharmaceuticals, Inc. also detracted amid questions about its near-term product pipeline. An overweight position in Novocure, a United States-based oncology treatment provider, was another notable detractor. The company released weaker-than-expected clinical trial data for its electric field-based lung cancer treatment in June 2023, weighing on its shares.
The Trust used an options overlay strategy in which calls were written on a portion of the portfolio’s holdings. This strategy detracted to relative performance. The Trust’s practice of maintaining a specified level of monthly distributions to shareholders did not have a material impact on the Trust’s investment strategy.
Describe recent portfolio activity.
The Trust’s allocations to the medical devices and supplies (40% to 44%) and healthcare providers and services (6% to 8%) sub-sectors increased, while its weightings in the biotechnology (40% to 38%) and pharmaceuticals (7% to 6%) sub-sectors decreased.
Describe portfolio positioning at period end.
The investment adviser continued to seek opportunities in companies with attractive valuations, stable growth, and promising product pipelines over the medium to long term. It also considered new innovations and technological developments for selective growth opportunities in the biotechnology, pharmaceuticals and medical devices industries.
The investment adviser was encouraged by the healthcare sector’s resilience in the midst of the extraordinary macroeconomic and geopolitical challenges that characterized the first half of the reporting period believing the longer-term, secular drivers for the sector—innovation in medical technology and aging demographics in both developed and developing countries—remained in place. The investment adviser continued to identify investment opportunities in stable, cash-flow generating companies across the sector.
The Trust’s largest overweight positions in the biotechnology and medical devices and supplies sub-sectors, where it saw compelling innovation and new products.
As of June 30, 2023, the Trust had in place an option overwriting program whereby 24% of the underlying equities were overwritten with call options on individual stocks. These call options were typically written at prices above the prevailing market prices (estimated to be 7.6% out of the money) and for maturities averaging 57 days.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS

Security(a)	Percent of Total Investments
Vertex Pharmaceuticals, Inc.	3.1%
Alcon, Inc.	3.0
West Pharmaceutical Services, Inc.	2.5
Intuitive Surgical, Inc.	2.3
Dexcom, Inc.	2.3
Align Technology, Inc.	2.1
Stryker Corp.	1.9
Cooper Cos., Inc.	1.9
Penumbra, Inc.	1.8
AmerisourceBergen Corp.	1.8
INDUSTRY ALLOCATION

Industry(a)(b)	Percentage of Total Investments
Biotechnology	39.1%
Health Care Equipment & Supplies	31.4
Life Sciences Tools & Services	13.4
Health Care Providers & Services	7.2
Pharmaceuticals	6.3
Health Care Technology	1.0
Other*	1.6

(a)	Excludes short-term securities.
(b)
For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

*	Includes one or more investment categories that individually represents less than 1.0% of the Trust’s total investments. Please refer to the Schedule of Investments for details.

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Trust Summary as of June 30, 2023	BlackRock Health Sciences Trust (BME)

Investment Objective
BlackRock Health Sciences Trust’s (BME) (the “Trust”) investment objective is to provide total return through a combination of current income, current gains and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its total assets in equity securities of companies engaged in the health sciences and related industries and equity derivatives with exposure to the health sciences industry. The Trust seeks to pursue this goal primarily by investing in a portfolio of equity securities and by employing a strategy of writing (selling) call and put options.
No assurance can be given that the Trust’s investment objective will be achieved.
Trust Information

Symbol on New York Stock Exchange	BME
Initial Offering Date	March 31, 2005
Current Distribution Rate on Closing Market Price as of June 30, 2023 ($40.64)(a)	6.29%
Current Monthly Distribution per Common Share(b)	$0.213000
Current Annualized Distribution per Common Share(b)	$2.556000

(a)
Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
Market Price and Net Asset Value Per Share Summary

	06/30/23	12/31/22	Change	High	Low
Closing Market Price	$40.64	$43.58	(6.75)%	$43.68	$39.34
Net Asset Value	42.83	43.30	(1.09)	43.30	40.12
Performance
Returns for the period ended June 30, 2023 were as follows:

		Average Annual Total Returns

	6-month	1 Year	5 Years	10 Years
Trust at NAV(a)(b)	2.00%	8.51%	9.49%	12.21%
Trust at Market Price(a)(b)	(3.83)	1.87	7.18	11.67

MSCI USA Investable Market Index Health Care Call Overwrite Index(c)	(0.84)	5.44	N/A	N/A
Russell 3000® Health Care Index(d)	0.06	6.34	10.49	12.51

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust moved from a premium to NAV to a discount during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
An index that incorporates an option overlay component on the MSCI USA IMI Health Care Index with a 33% overwrite level. The benchmark commenced on December 31, 2018 and therefore the benchmark does not have 5- and 10-year returns.

(d)
An unmanaged index that features companies involved in medical services or health care in the Russell 3000® Index, which includes the largest 3,000 U.S. companies as determined by total market capitalization.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.
More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.
The following discussion relates to the Trust’s relative performance based on NAV:
What factors influenced performance?
Stock selection in the pharmaceuticals and medical devices and supplies sub-sectors made the largest sector-level contributions to relative performance.
An underweight in Pfizer, Inc. was the leading contributor at the individual stock level. The company stated that its 2023 revenues could potentially decrease by 33% as demand for its COVID-19 products wanes. A zero weighting in CVS Corp. also contributed to returns. Shares of the healthcare services company declined on concerns about its ability to integrate its acquisitions into its core business. An overweight in Boston Scientific Corp. was another top contributor in the reporting period. The medical device manufacturer reported strong earnings and revenue growth as elective procedure volumes continued to increase. Hospital staffing shortages and COVID-19 restrictions created a difficult environment for patients to receive non-urgent procedures, but individuals increasingly have sought elective surgeries as these headwinds have eased.
At a sub-sector level, an underweight in the pharmaceuticals industry and security selection in the health care providers and services sub-sector were the largest detractors.

T R U S T S U M M A R Y	19

Trust Summary as of June 30, 2023 (continued)	BlackRock Health Sciences Trust (BME)

An overweight position in Novocure Ltd. was the most notable detractor among the Trust’s individual holdings. The company released weaker-than-expected clinical trial data for its electric field-based lung cancer treatment in June 2023, weighing on its shares. A zero weighting in the healthcare technology provider Veeva Systems, Inc., which reported strong earnings, also detracted from relative performance. An underweight position in HCA Healthcare Corp was a further detractor of note. The hospital operator reported robust earnings due in part to reduced pressure from labor shortages.
The Trust made use of options, principally writing call options on individual stocks, to seek enhanced income returns while continuing to participate in the performance of the underlying equities. The option overlay strategy contributed to results. The Trust’s practice of maintaining a specified level of monthly distributions to shareholders did not have a material impact on the Trust’s investment strategy.
Describe recent portfolio activity.
The Trust’s allocation to the medical devices and supplies (31% to 38%) sub-sector increased during the period, while its weightings in the pharmaceuticals (24% to 20%) and healthcare providers and supplies (21% to 17%) sub-sectors decreased. The Trust’s allocation to the biotechnology industry remained steady at 21%.
Describe portfolio positioning at period end.
The investment adviser continued to seek opportunities in companies with attractive valuations, stable growth, and promising product pipelines over the medium to long term. It also considered new innovations and technological developments for selective growth opportunities in the biotechnology, pharmaceuticals and medical devices industries.
The investment adviser was encouraged by the healthcare sector’s resilience in the midst of the extraordinary macroeconomic and geopolitical challenges that characterized the first half of the year believing the longer-term, secular drivers for the sector—innovation in medical technology and aging demographics in both developed and developing countries—remained in place. The investment adviser continued to identify investment opportunities in stable, cash-flow generating companies across the sector.
As of June 30, 2023, the Trust’s largest overweight was in the medical devices and supplies sub-sector believing hospitals are particularly attractive in the post-COVID environment. The Trust also held a large overweight position in the biotechnology sub-sector. It continued to emphasize compelling areas of innovation within the category, especially in oncology. The Trust’s largest underweight was in the pharmaceuticals industry, where many flagship medications may face increased competition from biosimilars due to patent expirations.
As of June 30, 2023, the Trust had in place an option overwriting program whereby 36% of the underlying equities were overwritten with call options on individual stocks. These call options were typically written at prices above the prevailing market prices (estimated to be 4.9% out of the money) and for maturities averaging 55 days.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS

Security(a)	Percent of Total Investments
UnitedHealth Group, Inc.	8.2%
Eli Lilly & Co.	6.5
Merck & Co., Inc.	4.9
Boston Scientific Corp.	4.2
Intuitive Surgical, Inc.	3.8
Thermo Fisher Scientific, Inc.	3.7
Stryker Corp.	3.6
Vertex Pharmaceuticals, Inc.	3.0
AbbVie, Inc.	2.7
Johnson & Johnson	2.6
INDUSTRY ALLOCATION

Industry(a)(b)	Percentage of Total Investments
Health Care Equipment & Supplies	29.5%
Biotechnology	22.1
Pharmaceuticals	20.4
Health Care Providers & Services	17.8
Life Sciences Tools & Services	10.0
Health Care Technology	0.2

(a)	Excludes short-term securities.
(b)
For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

20	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of June 30, 2023	BlackRock Innovation and Growth Term Trust (BIGZ)

Investment Objective
BlackRock Innovation and Growth Term Trust’s (BIGZ) (the “Trust”) (formerly known as BlackRock Innovation and Growth Trust) investment objective is to provide total return and income through a combination of current income, current gains and long-term capital appreciation. The Trust will invest primarily in equity securities issued by mid-and small-capitalization companies that the Trust’s adviser believes have above-average earnings growth potential. In selecting investments for the Trust, the Trust’s adviser focuses on mid- and small-capitalization growth companies that are “innovative.” These are companies that have introduced, or are seeking to introduce, a new product or service that potentially changes the marketplace. The Trust utilizes an option writing (selling) strategy in an effort to generate current gains from options premiums and to enhance the Trust’s risk-adjusted returns.
On March 31, 2023 the Board approved a proposal to change the name of BlackRock Innovation and Growth Trust, effective as of April 5, 2023, to BlackRock Innovation and Growth Term Trust. There were no changes to the Trust’s investment policies or strategies in conjunction with the name change.
No assurance can be given that the Trust’s investment objective will be achieved.
Trust Information

Symbol on New York Stock Exchange	BIGZ
Initial Offering Date	March 29, 2021
Current Distribution Rate on Closing Market Price as of June 30, 2023 ($7.85)(a)	10.70%
Current Monthly Distribution per Common Share(b)	$0.070000
Current Annualized Distribution per Common Share(b)	$0.840000

(a)
Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
Market Price and Net Asset Value Per Share Summary

	06/30/23	12/31/22	Change	High	Low
Closing Market Price	$7.85	$6.81	15.27%	$8.07	$6.81
Net Asset Value	9.38	8.82	6.35	9.97	8.68
Performance
Returns for the period ended June 30, 2023 were as follows:

		Average Annual Total Returns

	6‑month	1 Year	Since Inception (a)
Trust at NAV(b)(c)	12.30%	10.26%	(21.77)%
Trust at Market Price(b)(c)	21.72	10.29	(27.71)
MSCI USA SMID Growth Call Overwrite Index (d)	14.25	19.74	(1.40)
Russell 2500™ Growth Index(e)	13.38	18.58	(5.17)

(a)	BIGZ commenced operations on March 29, 2021.
(b)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(c)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(d)
A custom benchmark that is made up of the MSCI USA SMID Growth Index, MSCI USA SMID Growth 25% Call Overwrite Cash and MSCI USA SMID Growth 25% Call Overwrite Option. The MSCI USA SMID Growth Index captures mid and small cap representations of securities exhibiting overall growth style characteristics in the U.S.

(e)
An index that measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher growth earning potential as defined by FTSE Russell’s leading style methodology.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.
More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

T R U S T S U M M A R Y	21

Trust Summary as of June 30, 2023 (continued)	BlackRock Innovation and Growth Term Trust (BIGZ)

The following discussion relates to the Trust’s relative performance based on NAV:
What factors influenced performance?
Positioning in the energy sector was the largest contributor to relative performance at the sector level, particularly due to the Trust’s decision to avoid investing in the oil, gas and consumable fuels industry. Within information technology (“IT”), a substantial overweight allocation to the semiconductors and semiconductor equipment industry proved beneficial, as an overweight allocation to Entegris Inc. boosted relative returns due to its status as a leading manufacturer of critical materials used in the semiconductor device fabrication process. Elsewhere, stock selection in industrials contributed to performance, most notably in the ground transportation and air freight and logistics industries. An overweight position in American less-than-truckload freight shipping specialist Saia Inc. led performance in the sector.
By contrast, the largest detractor from relative performance from a sector perspective was the Trust’s security selection within the healthcare sector. Most notably, the Trust’s decision to have an overweight position in the life sciences tools and services industry affected relative results negatively. Within this space, Azenta Inc. and Repligen Corp. were the most significant detractors among individual stocks, as both suffered significant share-price declines during the period. Elsewhere, an overweight position to the entertainment sub-sector within communication services also weighed on relative performance. Specifically, an off-benchmark position in upscale camping experience provider Under Canvas Inc. detracted. Stock selection in the consumer discretionary sector also detracted from performance, most notably through the Trust’s overweight exposure to fitness center chain Planet Fitness Inc. within the hotels, restaurants and leisure sub-sector.
The Trust utilized an options overlay strategy in which calls are written on a portion of the portfolio’s holdings. The Trust’s options overlay strategy contributed to relative performance for the period. The Trust’s practice of maintaining a specified level of monthly distributions did not have a material impact on the Trust’s investment strategy. However, the Trust’s distributions during the period were classified as a return of capital, which reduced the Trust’s net asset value.
Describe recent portfolio activity.
Due to a combination of market changes and portfolio activity, the Trust’s exposure to IT and financials increased. Conversely, the Trust’s exposure to the consumer discretionary and communication services sectors decreased. The Trust did not add new positions in any privately held companies during the period.
Describe portfolio positioning at period end.
At period end, the Trust’s largest sector overweight positions in the public equity portion of the portfolio were in the IT and consumer discretionary sectors, while the largest underweight positions were in industrials and materials.
As of June 30, 2023, the Trust had an options overwriting program in place whereby 12.0% of the underlying equities were overwritten with call options. These call options were typically written at levels above prevailing market prices (estimated to be 6.7% out of the money) with an average time until expiration of 58 days.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

22	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of June 30, 2023 (continued)	BlackRock Innovation and Growth Term Trust (BIGZ)

Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS

Security(a)	Percent of Total Investments

Monolithic Power Systems, Inc.	3.0%
Axon Enterprise, Inc.	2.9
Saia, Inc.	2.8
Entegris, Inc.	2.8
Tradeweb Markets, Inc.	2.6
West Pharmaceutical Services, Inc.	2.3
Lattice Semiconductor Corp.	2.3
HEICO Corp.	2.2
MongoDB, Inc.	2.2
HubSpot, Inc.	2.2
INDUSTRY ALLOCATION

Industry(a)(b)	Percentage of Total Investments

Software	20.6%
Semiconductors & Semiconductor Equipment	11.8
Life Sciences Tools & Services	8.2
Capital Markets	7.7
IT Services	7.0
Hotels, Restaurants & Leisure	5.5
Aerospace & Defense	5.3
Diversified Consumer Services	4.2
Automobile Components	3.3
Health Care Equipment & Supplies	3.0
Ground Transportation	2.8
Interactive Media & Services	2.8
Machinery	1.8
Entertainment	1.8
Construction & Engineering	1.6
Health Care Technology	1.6
Air Freight & Logistics	1.5
Health Care Providers & Services	1.4
Wireless Telecommunication Services	1.2
Food Products	1.2
Professional Services	1.1
Biotechnology	1.0
Building Products	1.0
Other*	2.6

(a)	Excludes short-term securities.
(b)
For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

*	Includes one or more investment categories that individually represents less than 1.0% of the Trust’s total investments. Please refer to the Schedule of Investments for details.

T R U S T S U M M A R Y	23

Trust Summary as of June 30, 2023	BlackRock Resources & Commodities Strategy Trust (BCX)

Investment Objective
BlackRock Resources & Commodities Strategy Trust’s (BCX) (the “Trust”) primary investment objective is to seek high current income and current gains, with a secondary objective of capital appreciation. The Trust will seek to achieve its investment objectives, under normal market conditions, by investing at least 80% of its total assets in equity securities issued by commodity or natural resources companies, derivatives with exposure to commodity or natural resources companies or investments in securities and derivatives linked to the underlying price movement of commodities or natural resources. While permitted, the Trust does not currently expect to invest in securities and derivatives linked to the underlying price movement of commodities or natural resources. The Trust seeks to pursue this goal primarily by investing in a portfolio of equity securities and also by employing a strategy of writing (selling) call and put options.
No assurance can be given that the Trust’s investment objectives will be achieved.
Trust Information

Symbol on New York Stock Exchange	BCX
Initial Offering Date	March 30, 2011
Current Distribution Rate on Closing Market Price as of June 30, 2023 ($9.07)(a)	6.85%
Current Monthly Distribution per Common Share(b)	$0.051800
Current Annualized Distribution per Common Share(b)	$0.621600

(a)
Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
Market Price and Net Asset Value Per Share Summary

	06/30/23	12/31/22	Change	High	Low
Closing Market Price	$9.07	$9.97	(9.03)%	$10.56	$8.72
Net Asset Value	10.61	11.23	(5.52)	11.90	10.03
Performance
Returns for the period ended June 30, 2023 were as follows:

		Average Annual Total Returns

	6-month	1 Year	5 Years	10 Years

Trust at NAV(a)(b)	(2.42)%	13.56%	7.64%	5.70%

Trust at Market Price(a)(b)	(6.04)	7.57	6.49	5.08

MSCI ACWI Select Liquidity Natural Resources Call Overwrite Index(c)	(3.25)	9.44	N/A	N/A
S&P Global Natural Resources Net Index(d)	(3.49)	7.64	5.18	5.10

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
An index that incorporates an option overlay component on the MSCI ACWI Select Liquidity Natural Resources Index with a 33% overwrite level. The benchmark commenced on December 31, 2018 and therefore the benchmark does not have 5- and 10-year returns.

(d)
An index that includes approximately 90 of the largest publicly-traded companies in the natural resources and commodities businesses that meet specific investability requirements across three primary commodity-related sectors: agribusiness, energy, and metals and mining.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.
More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.
The following discussion relates to the Trust’s absolute performance based on NAV:
What factors influenced performance?
An overweight position in Teck Resources, Ltd., which rallied after receiving a takeover bid from Glencore PLC, was the leading contributor to performance. An overweight position in the gold royalty company Wheaton Precious Metals Corp. also contributed to results on the strength of rising gold prices. Kerry Group PLC, a nutrition company that reported a strong increase in revenues, was a further contributor of note.
On the other hand, an overweight position in Glencore detracted as easing supply constraints in the energy sector contributed to a decline in coal prices. CF Industries Holdings Ltd. also underperformed, as fertilizer prices declined amid a normalization of global supply chains. Weakness in exploration and production companies within the energy sector, particularly ConocoPhillips, also detracted.

24	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of June 30, 2023 (continued)	BlackRock Resources & Commodities Strategy Trust (BCX)

The Trust used an options overlay strategy in which calls were written on a portion of the portfolio’s holdings. This strategy contributed to results in the reporting period. The Trust’s practice of maintaining a specified level of monthly distributions to shareholders did not have a material impact on the Trust’s investment strategy.
Describe recent portfolio activity.
The investment adviser maintained overweight positions in the energy and mining sectors, and it continued to have an underweight in agriculture.
Describe portfolio positioning at period end.
In the energy sector, the investment adviser maintained a bias toward higher-quality oil producers that it expects to benefit from long-term strength in energy prices, a potentially resurgent oilfield services sector and the need for increased liquified natural gas output to replace Russian gas exports into Europe. The investment adviser continued to prefer large-cap integrated companies, and it also added to positions in the midstream industry. In the mining sector, the investment adviser focused on companies with stronger balance sheets and lower costs. The Trust remained underweight in paper and packaging stocks in the agriculture sector, with a corresponding overweight in companies in the agricultural equipment and health and wellness space that it believed to have more attractive growth opportunities.
As of June 30, 2023, the Trust had in place an option overwriting program whereby 32.0% of the underlying equities were overwritten with call options on individual stocks. These call options were typically written at prices above the prevailing market prices (estimated to be 4.5% out of the money) and for maturities averaging 50 days.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS

Security(a)	Percent of Total Investments

Shell PLC	8.0%
Exxon Mobil Corp.	6.6
Glencore PLC	5.7
TotalEnergies SE	5.5
BP PLC	5.4
BHP Group Ltd.	4.5
Teck Resources Ltd.	3.9
Wheaton Precious Metals Corp.	3.8
Vale SA	3.7
Deere & Co.	2.9
INDUSTRY ALLOCATION

Industry(a)(b)	Percentage of Total Investments

Oil, Gas & Consumable Fuels	38.8%
Metals & Mining	34.9
Chemicals	10.3
Food Products	7.1
Machinery	5.4
Energy Equipment & Services	1.2
Containers & Packaging	1.2
Paper & Forest Products	1.1

(a)	Excludes short-term securities.
(b)
For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

T R U S T S U M M A R Y	25

Trust Summary as of June 30, 2023	BlackRock Science and Technology Term Trust (BSTZ)

Investment Objective
BlackRock Science and Technology Term Trust’s (BSTZ) (the “Trust”) (formerly known as BlackRock Science and Technology Trust II) investment objective is to provide total return and income through a combination of current income, current gains and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its total assets in equity securities issued by U.S. and non-U.S. science and technology companies in any market capitalization range, selected for their rapid and sustainable growth potential from the development, advancement and use of science and/or technology. The Trust seeks to pursue this goal primarily by investing in a portfolio of equity securities and also by employing a strategy of writing (selling) call and put options.
On March 31, 2023 the Board approved a proposal to change the name of BlackRock Science and Technology Trust II, effective as of April 5, 2023, to BlackRock Science and Technology Term Trust. There were no changes to the Trust’s investment policies or strategies in conjunction with the name change.
No assurance can be given that the Trust’s investment objective will be achieved.
Trust Information

Symbol on New York Stock Exchange	BSTZ
Initial Offering Date	June 27, 2019
Current Distribution Rate on Closing Market Price as of June 30, 2023 ($18.11)(a)	10.69%
Current Monthly Distribution per Common Share(b)	$0.161300
Current Annualized Distribution per Common Share(b)	$1.935600

(a)
Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
Market Price and Net Asset Value Per Share Summary

	06/30/23	12/31/22	Change	High	Low
Closing Market Price	$18.11	$15.64	15.79%	$19.04	$15.64
Net Asset Value	21.50	19.53	10.09	21.69	19.30
Performance
Returns for the period ended June 30, 2023 were as follows:

		Average Annual Total Returns

	6-month	1 Year	Since Inception (a)
Trust at NAV(b)(c)	16.60%	5.98%	10.28%
Trust at Market Price(b)(c)	22.64	4.26	5.66
MSCI Custom ACWI SMID Growth IT Call Overwrite Index(d)	19.92	21.62	(4.10)
MSCI ACWI(e)	13.93	16.53	8.81

(a)	BSTZ commenced operations on June 27, 2019.
(b)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(c)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(d)
An index representing the Information Technology (IT) sector stocks within the MSCI ACWI SMID Cap Growth Index and incorporating an option overlay component with a 25% overwrite level. An index that captures mid- and small-cap securities exhibiting overall growth style characteristics across certain developed and emerging markets. The index commenced on March 31, 2022 and therefore the since inception return presented is for the period March 31, 2022 through the current reporting period.

(e)	An index that captures large- and mid-cap representation across certain developed and emerging markets.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.
More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

26	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of June 30, 2023 (continued)	BlackRock Science and Technology Term Trust (BSTZ)

The following discussion relates to the Trust’s relative performance based on NAV:
What factors influenced performance?
The largest detractor from the Trust’s relative performance was security selection within the software and new industries sub-sectors. At the individual position level, the Trust’s off-benchmark position in privately held Think & Learn as the most significant detractor, as weakness across the educational technology industry combined with idiosyncratic governance challenges at the company weighed on the privately held company’s valuation. Elsewhere, the Trust’s lack of a position in data analytics company Palantir Technologies was another notable detractor. In its first-quarter 2023 financial results, Palantir announced strong revenue growth and posted the second quarter of positive net income in its history, showing a path toward sustainable profitability. Lastly, not holding a position in Advantest was also a key detractor. The Japanese manufacturer’s stock climbed as optimism around artificial intelligence (“AI”) grew, which could lead to increased demand for Advantest’s chip-testing devices.
Conversely, an overweight allocation to the semiconductors sub-sector and security selection within the hardware sub-sector were the most significant contributors to the Trust’s relative performance. An off-benchmark position in Nvidia was the largest contributor at the individual position level, as the semiconductor designer’s stock jumped on optimism surrounding surging demand for its graphics processing units (“GPUs”), which are used extensively in artificial intelligence (“AI”) applications. First-quarter 2023 financial results showed substantial incremental revenue from generative AI, and Nvidia substantially upgraded its guidance for the remainder of the year. Elsewhere, an off-benchmark position in Tesla also contributed, as the electric vehicle (“EV”) maker’s stock appreciated after the company reported record revenue for 2022 and revealed that demand growth for its EVs continued to outpace supply growth. Tiered pricing appeared as an effective tool for supporting sales growth. Lastly, the Trust’s lack of a position in EPAM Systems was a key contributor, as the engineering software company experienced softening enterprise demand for its non-critical software tools. The company cut its guidance for earnings and profit margins for the remainder of the year.
The Trust utilized an options overlay strategy in which calls are written on a portion of the portfolio’s holdings. The Trust’s options overlay strategy detracted from relative performance. The Trust’s practice of maintaining a specified level of monthly distributions did not have a material impact on the Trust’s investment strategy.
Describe recent portfolio activity.
During the reporting period, the Trust increased its exposure to the semiconductors sub-sector, including companies that stand to benefit from increased capital expenditures on GPUs for generative AI. The Trust trimmed select holdings in the software and services sub-sectors, as enterprise IT spending appears weak in the near-term. From a regional perspective, the Trust reduced its exposure to Chinese equities, reflecting caution about the pace of the economic recovery in the region as well as geopolitical uncertainty. The Trust did not make any new investments in privately held technology companies during the period.
Describe portfolio positioning at period end.
The Trust continued to perform due diligence on multiple new opportunities with the expectation of managing exposure to private investments over the coming quarters, given the current allocation to private equity. As of June 30, 2023, the Trust held 22 private investments, comprising 32.9% of total assets for a total commitment of approximately $546 million. The Trust continued to seek opportunities to harvest the illiquidity premium by taking advantage of the “closed” structure and adding exposure to private investments as capacity increases.
At period end, the Trust held 33% of assets in semiconductors, 25% in software, 13% in hardware, 11% in internet, 11% in services, 5% in new industries, and 3% in content & infrastructure. These industry exposures were the result of bottom-up stock selection.
As of June 30, 2023, the Trust had an options overwriting program in place whereby 29.0% of the underlying equities were overwritten with call options. These call options were typically written at levels above prevailing market prices (estimated to be 6.4% out of the money) with an average time until expiration of 51 days.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

T R U S T S U M M A R Y	27

Trust Summary as of June 30, 2023 (continued)	BlackRock Science and Technology Term Trust (BSTZ)

Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS

Security(a)	Percent of Total Investments
NVIDIA Corp.	4.1%
ByteDance Ltd.	3.2
SambaNova Systems, Inc.	3.1
Synopsys, Inc.	3.1
Databricks, Inc.	3.0
Tesla, Inc.	2.9
PsiQuantum Corp.	2.5
GrubMarket, Inc.	2.5
Lattice Semiconductor Corp.	2.3
Monolithic Power Systems, Inc.	2.0
INDUSTRY ALLOCATION

Industry(a)(b)	Percentage of Total Investments
Semiconductors & Semiconductor Equipment	28.8%
Software	23.8
IT Services	11.3
Electronic Equipment, Instruments & Components	6.9
Entertainment	3.8
Financial Services	3.2
Automobiles	2.9
Professional Services	2.6
Consumer Staples Distribution & Retail	2.5
Broadline Retail	2.4
Technology Hardware, Storage & Peripherals	2.0
Communications Equipment	1.8
Diversified Consumer Services	1.7
Media	1.6
Hotels, Restaurants & Leisure	1.2
Other*	3.5

(a)	Excludes short-term securities.
(b)
For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

*	Includes one or more investment categories that individually represents less than 1.0% of the Trust’s total investments. Please refer to the Consolidated Schedule of Investments for details.

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Trust Summary as of June 30, 2023	BlackRock Science and Technology Trust (BST)

Investment Objective
BlackRock Science and Technology Trust’s (BST) (the “Trust”) investment objective is to provide income and total return through a combination of current income, current gains and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its total assets in equity securities of U.S. and non-U.S. science and technology companies in any market capitalization range, selected for their rapid and sustainable growth potential from the development, advancement and use of science and/or technology (high growth science and technology stocks), and/or potential to generate current income from advantageous dividend yields (cyclical science and technology stocks). The Trust seeks to pursue this goal primarily by investing in a portfolio of equity securities and also by employing a strategy of writing (selling) call and put options.
No assurance can be given that the Trust’s investment objective will be achieved.
Trust Information

Symbol on New York Stock Exchange	BST
Initial Offering Date	October 30, 2014
Current Distribution Rate on Closing Market Price as of June 30, 2023 ($34.44)(a)	8.71%
Current Monthly Distribution per Common Share(b)	$0.250000
Current Annualized Distribution per Common Share(b)	$3.000000

(a)
Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
Market Price and Net Asset Value Per Share Summary

	06/30/23	12/31/22	Change	High	Low
Closing Market Price	$34.44	$28.37	21.40%	$34.44	$28.37
Net Asset Value	34.14	29.11	17.28	34.26	28.82
Performance
Returns for the period ended June 30, 2023 were as follows:

		Average Annual Total Returns

	6-month	1 Year	5 Years	Since Inception	(a)

Trust at NAV(b)(c)	22.90%	11.69%	10.41%	14.99%

Trust at Market Price(b)(c)	27.21	16.39	8.95	14.49

MSCI ACWI Information Technology Call Overwrite Index(d)	33.87	29.22	N/A	N/A
MSCI ACWI Information Technology Index(e)	36.90	34.28	17.71	17.85

(a)	BST commenced operations on October 30, 2014.
(b)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(c)	The Trust moved from a discount to NAV to a premium during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(d)
An index that incorporates an option overlay component on the MSCI ACWI IT Index with a 33% overwrite level. The benchmark commenced on December 31, 2018 and therefore the benchmark does not have 5- and 10-year returns.

(e)
An index that includes large- and mid-cap securities across certain Developed Markets countries and certain Emerging Markets countries. All securities in the index are classified in the Information Technology sector as per the Global Industry Classification Standard.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.
More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

T R U S T S U M M A R Y	29

Trust Summary as of June 30, 2023 (continued)	BlackRock Science and Technology Trust (BST)

The following discussion relates to the Trust’s relative performance based on NAV:
What factors influenced performance?
The largest detractor from the Trust’s relative performance was security selection within the software and semiconductor sub-sectors. At the individual position level, the Trust’s underweight position in Apple was the largest detractor, as the company’s stock benefited from the rotation toward mega-cap technology stocks as part of a broader flight to quality in equity markets. Additionally, iPhone sales held up better than anticipated despite macroeconomic headwinds. Elsewhere, an underweight position in Nvidia was another notable detractor. The semiconductor designer’s stock jumped on optimism surrounding anticipated demand for its graphics processing units (“GPUs”), which are used extensively in artificial intelligence (“AI”) applications. First-quarter 2023 financial results showed incremental revenue from generative AI, and Nvidia substantially upgraded its guidance for the remainder of the period. Lastly, an off-benchmark position in privately held Bolt Financial was among the largest detractors from relative performance. The financial software company’s valuation fell along with its publicly traded fintech peers amid weak demand in the industry.
Conversely, security selection within the hardware sub-sector was the most significant contributor to the Trust’s relative performance. Among individual positions, an off-benchmark position in Tesla was the largest contributor, as the electric vehicle (“EV”) maker’s stock appreciated after the company reported record revenue for 2022 and revealed that demand growth for its EVs continued to outpace supply growth. Tiered pricing appeared as an effective tool for supporting sales growth. Elsewhere, an off-benchmark position in Meta Platforms notably contributed to relative performance, as investors rewarded the social media company’s stock for committing to cost discipline by reducing headcount and cutting operating expenses. Lastly, an overweight position in MongoDB was a key contributor to performance. The data management company saw its stock climb after reporting positive earnings results and boosting full-year guidance due to strong customer acquisition and retention metrics.
The Trust utilized an options overlay strategy in which calls are written on a portion of the portfolio’s holdings. The Trust’s options overlay strategy detracted to relative performance. The Trust’s practice of maintaining a specified level of monthly distributions did not have a material impact on the Trust’s investment strategy.
Describe recent portfolio activity.
During the reporting period, the Trust increased its exposure to the semiconductors sub-sector, including companies that stand to benefit from increased capital expenditures on GPUs for generative AI. The Trust trimmed select holdings in the services sub-sector, as enterprise IT spending appears weak in the near-term. From a regional perspective, the Trust reduced its exposure to Chinese equities, reflecting caution about the pace of the economic recovery in the region as well as geopolitical uncertainty. The Trust did not make any additional investments in privately held technology companies during the period.
Describe portfolio positioning at period end.
At period end, the Trust held 28% of its net asset value in the software sub-sector, 26% in semiconductors, 16% in internet, 14% in hardware, 11% in services, 4% in new industries, and 1% in content & infrastructure. These industry exposures were the result of bottom-up stock selection.
As of June 30, 2023, the Trust had an options overwriting program in place whereby 34.7% of the underlying equities were overwritten with call options. These call options were typically written at levels above prevailing market prices (estimated to be 5.0% out of the money) with an average time until expiration of 47 days.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS

Security(a)	Percent of Total Investments
Microsoft Corp.	8.6%
Apple, Inc.	8.2
NVIDIA Corp.	5.9
ASML Holding NV	2.7
Tesla, Inc.	2.4
Cadence Design Systems, Inc.	2.4
Mastercard, Inc.	2.3
Broadcom, Inc.	2.2
Amazon.com, Inc.	1.9
Meta Platforms, Inc.	1.9
INDUSTRY ALLOCATION

Industry(a)(b)	Percentage of Total Investments
Software	26.5%
Semiconductors & Semiconductor Equipment	24.8
IT Services	9.6
Technology Hardware, Storage & Peripherals	8.6
Financial Services	6.4
Interactive Media & Services	4.5
Broadline Retail	3.5
Automobiles	2.4
Entertainment	2.3
Diversified Consumer Services	2.1
Electronic Equipment, Instruments & Components	1.8
Consumer Staples Distribution & Retail	1.4
Professional Services	1.0
Other*	5.1

(a)	Excludes short-term securities.
(b)
For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

*	Includes one or more investment categories that individually represents less than 1.0% of the Trust’s total investments. Please refer to the Consolidated Schedule of Investments for details.

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Trust Summary as of June 30, 2023	BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI)

Investment Objective
BlackRock Utilities, Infrastructure & Power Opportunities Trust’s (BUI) (the “Trust”) investment objective is to provide total return through a combination of current income, current gains and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its total assets in equity securities issued by companies that are engaged in the Utilities, Infrastructure and Power Opportunities business segments anywhere in the world and by employing a strategy of writing (selling) call and put options. The Trust considers the “Utilities” business segment to include products, technologies and services connected to the management, ownership, operation, construction, development or financing of facilities used to generate, transmit or distribute electricity, water, natural resources or telecommunications, the “Infrastructure” business segment to include companies that own or operate infrastructure assets or that are involved in the development, construction, distribution or financing of infrastructure assets and the “Power Opportunities” business segment to include companies with a significant involvement in, supporting, or necessary to renewable energy technology and development, alternative fuels, energy efficiency, automotive and sustainable mobility and technologies that enable or support the growth and adoption of new power and energy sources. Under normal circumstances, the Trust invests a substantial amount of its total assets in foreign issuers, issuers that primarily trade in a market located outside the United States or issuers that do a substantial amount of business outside the United States. The Trust may invest directly in such securities or synthetically through the use of derivatives.
No assurance can be given that the Trust’s investment objective will be achieved.
Trust Information

Symbol on New York Stock Exchange	BUI
Initial Offering Date	November 25, 2011
Current Distribution Rate on Closing Market Price as of June 30, 2023 ($22.04)(a)	6.59%
Current Monthly Distribution per Common Share(b)	$0.121000
Current Annualized Distribution per Common Share(b)	$1.452000

(a)
Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change.
Market Price and Net Asset Value Per Share Summary

	06/30/23	12/31/22	Change	High	Low
Closing Market Price	$22.04	$20.77	6.11%	$23.98	$20.77
Net Asset Value	22.96	22.37	2.64	23.39	21.90
Performance
Returns for the period ended June 30, 2023 were as follows:

		Average Annual Total Returns

	6-month	1 Year	5 Years	10 Years

Trust at NAV(a)(b)	5.97%	13.18%	9.52%	8.96%

Trust at Market Price(a)(b)	9.56	7.55	8.90	9.44

MSCI World Select Energy, Utilities and Industry Call Overwrite Index(c)	8.68	11.62	N/A	N/A
MSCI ACWI(d)	13.93	16.53	8.10	8.75

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
An index that incorporates an option overlay component on the MSCI World Select Energy, Utilities and Industry Index with a 33% overwrite level. The benchmark commenced on December 31, 2018 and therefore the benchmark does not have 5- and 10-year returns.

(d)	An index that captures large- and mid-cap representation across certain developed and emerging markets.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.
More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.
The following discussion relates to the Trust’s relative performance based on NAV:
What factors influenced performance?
The largest detractors from relative returns were the Trust’s positions in clean power utility NextEra Energy and United States based rooftop solar company Sunrun. NextEra’s share price fell following an unexpected announcement of a change in management at its regulated utility subsidiary. Sunrun felt pressure from the collapse of SVB Financial’s Silicon Valley Bank, which could prompt a tightening of financial conditions more broadly.

T R U S T S U M M A R Y	31

Trust Summary as of June 30, 2023 (continued)	BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI)

Conversely, the most significant contributor to relative returns came from the interest among investors in areas related to artificial intelligence (“AI”), particularly among semiconductor companies. The Trust’s holdings in Infineon Technologies and STMicroelectronics benefited as a result. Data center and power management companies Eaton and Schneider Electric also outperformed, as investors expected increased demand for data centers to support AI efforts. Both companies reported bottom-line financial results above consensus forecasts. Power infrastructure specialist Quanta also performed strongly after reporting financial results that were stronger than expected and raising its earnings guidance for the remainder of 2023.
The Trust utilized an options overlay strategy in which calls are written on a portion of the portfolio’s holdings. The Trust’s options overlay strategy detracted from relative performance for the six-month period. The Trust’s practice of maintaining a specified level of monthly distributions to shareholders did not have a material impact on the Trust’s investment strategy.
Describe recent portfolio activity.
During the period, the Trust added to its positions in clean power utility companies. It also purchased new positions, one in the electric vehicle supply chain business focused on batteries, and another in freight and logistics. The Trust also increased its exposure to select semiconductor manufacturers early in the period.
Describe portfolio positioning at period end.
At period end, the utilities sector accounted for 49.1% of the Trust’s assets. The Trust had 28.7% and 10.0% of its assets invested in the industrials and energy sectors respectively, and the remainder was invested in other infrastructure- and power-related sectors.
As of June 30, 2023, the Trust had an options overwriting program in place whereby 34% of the underlying equities were overwritten with call options. These call options were typically written at levels above prevailing market prices (estimated to be 2.8% out of the money) with an average time until expiration of 53 days.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS

Security(a)	Percent of Total Investments
NextEra Energy, Inc.	8.1%
Enel SpA	4.8
RWE AG	4.2
Vinci SA	3.4
Waste Management, Inc.	3.2
Williams Cos., Inc.	3.1
Sempra Energy	2.9
Cheniere Energy, Inc.	2.7
Atlas Copco AB	2.6
American Electric Power Co., Inc.	2.6
INDUSTRY ALLOCATION

Industry(a)(b)	Percentage of Total Investments
Electric Utilities	31.0%
Oil, Gas & Consumable Fuels	10.2
Multi-Utilities	10.2
Independent Power and Renewable Electricity Producers	8.8
Electrical Equipment	5.7
Building Products	5.7
Semiconductors & Semiconductor Equipment	5.6
Machinery	5.5
Commercial Services & Supplies	5.3
Construction & Engineering	5.3
Chemicals	4.1
Electronic Equipment, Instruments & Components	1.6
Ground Transportation	1.0

(a)	Excludes short-term securities.
(b)
For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

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Schedule of Investments (unaudited) June 30, 2023	BlackRock Energy and Resources Trust (BGR) (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Energy Equipment & Services — 3.9%
Schlumberger NV(a)	264,350	$12,984,872
Tenaris SA	133,100	1,991,049

		14,975,921

Food Products — 0.5%
Darling Ingredients, Inc.(a)(b)	29,524	1,883,336

Oil, Gas & Consumable Fuels — 94.8%
ARC Resources Ltd.	368,380	4,913,587
BP PLC	4,394,600	25,587,005
Canadian Natural Resources Ltd.	298,109	16,760,263
Cenovus Energy, Inc.	579,006	9,834,033
Cheniere Energy, Inc.(a)	79,100	12,051,676
Chevron Corp.(a)	114,320	17,988,252
ConocoPhillips(a)	248,993	25,798,125
Diamondback Energy, Inc.(a)	59,650	7,835,624
Eni SpA	550,750	7,928,810
EOG Resources, Inc.(a)	137,929	15,784,595
Exxon Mobil Corp.(a)(c)	661,895	70,988,239
Gazprom PJSC(d)	879,200	98
Hess Corp.(a)	102,440	13,926,718
Kinder Morgan, Inc.(a)	587,500	10,116,750
Kosmos Energy Ltd.(a)(b)	466,934	2,796,935
Marathon Petroleum Corp.(a)	92,575	10,794,245
Santos Ltd.	230,436	1,152,984
Shell PLC, ADR(a)	667,722	40,317,054
TC Energy Corp.	156,350	6,318,912
TotalEnergies SE	455,498	26,147,691
Tourmaline Oil Corp.	145,233	6,843,136
Valero Energy Corp.(a)	81,374	9,545,170
Williams Cos., Inc.(a)	511,232	16,681,500

		360,111,402

Total Long-Term Investments — 99.2% (Cost: $265,831,324)		376,970,659

Security	Shares	Value

Short-Term Securities

Money Market Funds — 1.5%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 4.98%(e)(f)	5,580,127	$5,580,127

Total Short-Term Securities — 1.5% (Cost: $5,580,127)		5,580,127

Total Investments Before Options Written — 100.7% (Cost: $271,411,451)		382,550,786

Options Written — (0.7)% (Premiums Received: $(2,918,083))		(2,556,321)

Total Investments, Net of Options Written — 100.0% (Cost: $268,493,368)		379,994,465
Other Assets Less Liabilities — 0.0%		48,033

Net Assets — 100.0%		$380,042,498

(a)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(b)	Non-income producing security.
(c)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Affiliate of the Trust.
(f)	Annualized 7-day yield as of period end.

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
Affiliates
Investments in issuers considered to be affiliate(s) of the Trust during the six months ended June 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/22	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/23	Shares Held at 06/30/23	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$7,695,475	$—	$(2,115,348	)(a)	$—	$—	$5,580,127	5,580,127	$154,603	$—

(a)	Represents net amount purchased (sold).
Derivative Financial Instruments Outstanding as of Period End
Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
ConocoPhillips	208	07/07/23	USD	102.00	USD	2,155	$(46,800)

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Energy and Resources Trust (BGR)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call (continued)
Exxon Mobil Corp.	301	07/07/23	USD	111.62	USD	3,228	$(3,043)
Hess Corp.	170	07/07/23	USD	133.00	USD	2,311	(63,750)
Shell PLC, ADR	414	07/07/23	USD	58.00	USD	2,500	(102,465)
Diamondback Energy, Inc.	97	07/11/23	USD	137.00	USD	1,274	(5,556)
Cheniere Energy, Inc.	86	07/14/23	USD	150.00	USD	1,310	(34,400)
ConocoPhillips	438	07/14/23	USD	108.00	USD	4,538	(20,367)
Exxon Mobil Corp.	337	07/14/23	USD	112.00	USD	3,614	(9,436)
Hess Corp.	52	07/14/23	USD	139.00	USD	707	(8,320)
Kinder Morgan, Inc.	488	07/14/23	USD	17.50	USD	840	(3,416)
Schlumberger NV	173	07/14/23	USD	50.00	USD	850	(13,062)
Shell PLC, ADR	728	07/14/23	USD	60.00	USD	4,396	(81,900)
Valero Energy Corp.	138	07/14/23	USD	119.00	USD	1,619	(26,841)
Williams Cos., Inc.	515	07/14/23	USD	31.00	USD	1,680	(87,550)
Arc Resources Ltd.	515	07/21/23	CAD	17.00	CAD	910	(36,932)
Canadian Natural Resources Ltd.	249	07/21/23	CAD	78.00	CAD	1,855	(7,894)
Cenovus Energy, Inc.	1,429	07/21/23	CAD	22.50	CAD	3,215	(71,194)
Cheniere Energy, Inc.	47	07/21/23	USD	150.00	USD	716	(22,795)
Darling Ingredients, Inc.	74	07/21/23	USD	65.00	USD	472	(9,805)
Diamondback Energy, Inc.	91	07/21/23	USD	135.00	USD	1,195	(15,243)
EOG Resources, Inc.	249	07/21/23	USD	117.50	USD	2,850	(34,860)
Exxon Mobil Corp.	77	07/21/23	USD	115.00	USD	826	(1,463)
Kinder Morgan, Inc.	640	07/21/23	USD	17.00	USD	1,102	(27,520)
Marathon Petroleum Corp.	132	07/21/23	USD	115.00	USD	1,539	(51,810)
Schlumberger NV	234	07/21/23	USD	50.00	USD	1,149	(28,899)
TC Energy Corp.	262	07/21/23	CAD	56.00	CAD	1,403	(1,780)
Tourmaline Oil Corp.	348	07/21/23	CAD	62.50	CAD	2,172	(42,950)
Cheniere Energy, Inc.	124	07/28/23	USD	155.00	USD	1,889	(34,100)
Chevron Corp.	374	07/28/23	USD	160.00	USD	5,885	(99,110)
ConocoPhillips	172	07/28/23	USD	104.00	USD	1,782	(48,160)
EOG Resources, Inc.	211	07/28/23	USD	113.00	USD	2,415	(84,400)
Exxon Mobil Corp.	539	07/28/23	USD	108.00	USD	5,781	(133,402)
Hess Corp.	110	07/28/23	USD	141.00	USD	1,495	(27,775)
Marathon Petroleum Corp.	175	07/28/23	USD	115.00	USD	2,041	(77,875)
Schlumberger NV	335	07/28/23	USD	49.00	USD	1,646	(64,822)
Shell PLC, ADR	510	07/28/23	USD	63.00	USD	3,079	(24,225)
Valero Energy Corp.	137	07/28/23	USD	115.00	USD	1,607	(78,432)
Williams Cos., Inc.	557	07/28/23	USD	31.40	USD	1,817	(85,680)
Exxon Mobil Corp.	540	08/04/23	USD	109.00	USD	5,792	(129,600)
Schlumberger NV	130	08/04/23	USD	50.00	USD	639	(22,100)
Shell PLC, ADR	551	08/04/23	USD	61.00	USD	3,327	(77,140)
Williams Cos., Inc.	556	08/04/23	USD	31.40	USD	1,814	(94,073)
Arc Resources Ltd.	273	08/18/23	CAD	18.00	CAD	482	(14,528)
Canadian Natural Resources Ltd.	746	08/18/23	CAD	76.00	CAD	5,556	(126,422)
Cenovus Energy, Inc.	359	08/18/23	CAD	23.00	CAD	808	(26,557)
Darling Ingredients, Inc.	23	08/18/23	USD	64.75	USD	147	(7,199)
Exxon Mobil Corp.	390	08/18/23	USD	110.00	USD	4,183	(94,770)
Kinder Morgan, Inc.	810	08/18/23	USD	17.00	USD	1,395	(41,715)
TC Energy Corp.	253	08/18/23	CAD	56.00	CAD	1,355	(8,785)
Tourmaline Oil Corp.	131	08/18/23	CAD	62.00	CAD	818	(33,374)
Arc Resources Ltd.	427	09/15/23	CAD	18.00	CAD	755	(30,299)

							$(2,324,594)

34	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Energy and Resources Trust (BGR)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
BP PLC	Morgan Stanley & Co. International PLC	720,900	07/11/23	GBP	4.97	GBP	3,305	$(760)
Tenaris SA	Morgan Stanley & Co. International PLC	12,000	07/11/23	EUR	13.00	EUR	165	(10,088)
TotalEnergies SE	UBS AG	32,000	07/11/23	EUR	58.79	EUR	1,683	(72)
Santos Ltd.	UBS AG	117,400	07/13/23	AUD	7.48	AUD	882	(11,857)
TotalEnergies SE	Barclays Bank PLC	115,900	07/13/23	EUR	54.14	EUR	6,097	(26,969)
Tenaris SA	Morgan Stanley & Co. International PLC	70,300	07/25/23	EUR	12.94	EUR	964	(71,033)
Santos Ltd.	UBS AG	111,200	07/26/23	AUD	7.83	AUD	835	(5,448)
BP PLC	Barclays Bank PLC	618,600	08/02/23	GBP	5.02	GBP	2,836	(12,711)
Eni SpA	Goldman Sachs International	130,200	08/03/23	EUR	12.92	EUR	1,718	(67,531)
Eni SpA	JPMorgan Chase Bank N.A.	51,500	08/14/23	EUR	13.07	EUR	679	(25,258)

								$(231,727)

Balances Reported in the Statements of Assets and Liabilities for Options Written

Description	Swap Premiums Paid		Swap Premiums Received		Unrealized Appreciation	Unrealized Depreciation	Value
Options Written	$	N/A	$	N/A	$896,114	$(534,352)	$(2,556,321)
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments

Options written

Options written at value	$—	$—	$2,556,321	$—	$—	$—	$2,556,321

For the period ended June 30, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:

Options purchased(a)	$—	$—	$(734,586)	$—	$—	$—	$(734,586)

Options written	—	—	10,781,255	—	—	—	10,781,255

	$—	$—	$10,046,669	$—	$—	$—	$10,046,669

Net Change in Unrealized Appreciation (Depreciation) on:

Options written	$—	$—	$(2,063,487)	$—	$—	$—	$(2,063,487)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:

Average value of option contracts purchased	$—	(a)

Average value of option contracts written	$2,801,514

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.
For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Energy and Resources Trust (BGR)

Derivative Financial Instruments — Offsetting as of Period End
The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Options	$—	$2,556,321

Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	2,556,321

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(2,324,594)

Total derivative assets and liabilities subject to an MNA	$—	$231,727

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged (a)	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(b)
Barclays Bank PLC	$39,680	$—	$—	$—	$39,680
Goldman Sachs International	67,531	—	—	—	67,531
JPMorgan Chase Bank N.A.	25,258	—	—	—	25,258
Morgan Stanley & Co. International PLC	81,881	—	(81,881)	—	—
UBS AG	17,377	—	—	—	17,377

	$231,727	$—	$(81,881)	$—	$149,846

(a)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(b)
Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Energy Equipment & Services	$12,984,872	$1,991,049	$—	$14,975,921
Food Products	1,883,336	—	—	1,883,336
Oil, Gas & Consumable Fuels	299,294,814	60,816,490	98	360,111,402
Short-Term Securities
Money Market Funds	5,580,127	—	—	5,580,127

	$319,743,149	$62,807,539	$98	$382,550,786

Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$(2,129,043)	$(427,278)	$—	$(2,556,321)

(a)	Derivative financial instruments are options written. Options written are shown at value.
See notes to financial statements.

36	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) June 30, 2023	BlackRock Enhanced Capital and Income Fund, Inc. (CII) (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Automobile Components — 1.5%
Aptiv PLC(a)	126,010	$12,864,361

Automobiles — 1.6%
General Motors Co.(b)	341,631	13,173,291

Banks — 1.7%
JPMorgan Chase & Co.(b)	99,251	14,435,065

Beverages — 1.5%
Monster Beverage Corp.(a)	216,910	12,459,310

Broadline Retail — 5.2%
Amazon.com, Inc.(a)(b)	335,180	43,694,065

Building Products — 0.8%
Allegion PLC	56,430	6,772,729

Capital Markets — 2.9%
Intercontinental Exchange, Inc.(b)	126,827	14,341,597
LPL Financial Holdings, Inc.	47,640	10,358,365

		24,699,962

Chemicals — 3.3%
Axalta Coating Systems Ltd.(a)	327,975	10,760,860
Corteva, Inc.(b)	301,838	17,295,317

		28,056,177

Communications Equipment — 1.4%
Ciena Corp.(a)	285,002	12,109,735

Consumer Staples Distribution & Retail(b) — 2.9%
Dollar General Corp.	73,048	12,402,089
Dollar Tree, Inc.(a)	86,262	12,378,597

		24,780,686

Containers & Packaging — 1.2%
Sealed Air Corp.(b)	246,250	9,850,000

Entertainment — 1.0%
World Wrestling Entertainment, Inc., Class A(b)	80,044	8,682,373

Financial Services — 6.2%
Berkshire Hathaway, Inc., Class B(a)(b)	68,608	23,395,328
FleetCor Technologies, Inc.(a)	58,480	14,683,158
Visa, Inc., Class A(b)	21,280	5,053,574
Voya Financial, Inc.	125,650	9,010,362

		52,142,422

Food Products — 1.7%
Mondelez International, Inc., Class A(b)	198,980	14,513,601

Health Care Equipment & Supplies — 1.3%
Medtronic PLC	122,460	10,788,726

Health Care Providers & Services — 7.6%
Elevance Health, Inc.	22,105	9,821,030
Humana, Inc.(b)	21,748	9,724,183
Laboratory Corp. of America Holdings(b)	63,675	15,366,688
Tenet Healthcare Corp.(a)	137,120	11,158,826
UnitedHealth Group, Inc.(b)	37,553	18,049,474

		64,120,201

Health Care Technology — 1.0%
Veeva Systems, Inc., Class A(a)(b)	40,976	8,102,184

Security	Shares	Value

Hotels, Restaurants & Leisure — 1.0%
Las Vegas Sands Corp.(a)(b)	148,428	$8,608,824

Household Durables — 1.3%
Sony Group Corp., ADR	126,340	11,375,654

Insurance — 3.0%
Fidelity National Financial, Inc.	238,540	8,587,440
Progressive Corp.	68,340	9,046,166
Reinsurance Group of America, Inc.(b)	56,480	7,833,211

		25,466,817

Interactive Media & Services(a) — 8.0%
Alphabet, Inc., Class A	354,280	42,407,315
Meta Platforms, Inc., Class A(b)	88,949	25,526,584

		67,933,899

IT Services — 1.5%
Cognizant Technology Solutions Corp., Class A	199,360	13,014,221

Life Sciences Tools & Services — 1.2%
Avantor, Inc.(a)	493,590	10,138,339

Machinery(b) — 5.0%
Caterpillar, Inc.	64,230	15,803,792
Fortive Corp.	231,873	17,337,144
Otis Worldwide Corp.	103,577	9,219,389

		42,360,325

Media(b) — 3.7%
Comcast Corp., Class A	596,952	24,803,356
Fox Corp., Class A	196,008	6,664,272

		31,467,628

Oil, Gas & Consumable Fuels — 4.3%
BP PLC, ADR(c)	332,140	11,721,221
ConocoPhillips(b)	130,218	13,491,887
EQT Corp.(b)	273,977	11,268,674

		36,481,782

Personal Care Products — 1.2%
Unilever PLC, ADR(b)	197,048	10,272,112

Pharmaceuticals — 3.8%
Novo Nordisk A/S, ADR(b)	89,033	14,408,210
Sanofi, ADR	334,050	18,005,295

		32,413,505

Professional Services — 1.2%
Dun & Bradstreet Holdings, Inc.	859,540	9,944,878

Semiconductors & Semiconductor Equipment — 6.5%
Advanced Micro Devices, Inc.(a)	112,810	12,850,187
Analog Devices, Inc.(b)	64,070	12,481,477
Applied Materials, Inc.(b)	137,120	19,819,325
Marvell Technology, Inc.	165,720	9,906,742

		55,057,731

Software — 8.6%
Microsoft Corp.(b)	214,161	72,930,387

Specialty Retail — 1.7%
Ross Stores, Inc.(b)	126,968	14,236,922

Technology Hardware, Storage & Peripherals — 5.1%
Apple, Inc.(b)	220,458	42,762,238

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Enhanced Capital and Income Fund, Inc. (CII) (Percentages shown are based on Net Assets)

Security	Shares	Value

Textiles, Apparel & Luxury Goods — 0.7%
Skechers USA, Inc., Class A(a)	118,530	$6,241,790

Total Long-Term Investments — 100.6% (Cost: $560,929,271)		851,951,940

Short-Term Securities

Money Market Funds — 1.6%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 4.98%(d)(e)	13,210,705	13,210,705
SL Liquidity Series, LLC, Money Market Series, 5.28%(d)(e)(f)	36	36

Total Short-Term Securities — 1.6% (Cost: $13,210,741)		13,210,741

Total Investments Before Options Written — 102.2% (Cost: $574,140,012)		865,162,681

Options Written — (2.1)% (Premiums Received: $(12,842,348))		(17,316,604)

Total Investments, Net of Options Written — 100.1% (Cost: $561,297,664)		847,846,077
Liabilities in Excess of Other Assets — (0.1)%		(1,184,989)

Net Assets — 100.0%		$846,661,088

(a)	Non-income producing security.
(b)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(c)	All or a portion of this security is on loan.
(d)	Affiliate of the Trust.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
Affiliates
Investments in issuers considered to be affiliate(s) of the Trust during the six months ended June 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/22	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/23	Shares Held at 06/30/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$14,661,156	$—		$(1,450,451	)(a)	$—	$—	$13,210,705	13,210,705	$275,672		$—
SL Liquidity Series, LLC, Money Market Series	—	550	(a)	—		(514)	—	36	36	5,638	(b)	—

						$(514)	$—	$13,210,741		$281,310		$—

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End
Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Alphabet, Inc., Class A	322	07/07/23	USD	124.34	USD	3,854	$(5,141)
Amazon.com, Inc.	384	07/07/23	USD	123.00	USD	5,006	(286,080)
Analog Devices, Inc.	148	07/07/23	USD	185.00	USD	2,883	(150,960)
Apple, Inc.	370	07/07/23	USD	185.00	USD	7,177	(339,475)
Applied Materials, Inc.	364	07/07/23	USD	147.00	USD	5,261	(30,940)
BP PLC, ADR	459	07/07/23	USD	36.00	USD	1,620	(4,590)
Caterpillar, Inc.	104	07/07/23	USD	215.00	USD	2,559	(325,520)
ConocoPhillips	77	07/07/23	USD	102.00	USD	798	(17,325)

38	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Enhanced Capital and Income Fund, Inc. (CII)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Elevance Health, Inc.	36	07/07/23	USD	475.00	USD	1,599	$(1,260)
EQT Corp.	319	07/07/23	USD	38.00	USD	1,312	(101,282)
Fox Corp., Class A	684	07/07/23	USD	34.00	USD	2,326	(23,940)
General Motors Co.	283	07/07/23	USD	38.00	USD	1,091	(24,338)
Microsoft Corp.	159	07/07/23	USD	340.00	USD	5,415	(55,253)
Mondelez International, Inc., Class A	377	07/07/23	USD	75.00	USD	2,750	(3,770)
UnitedHealth Group, Inc.	144	07/07/23	USD	485.00	USD	6,921	(28,224)
Cognizant Technology Solutions Corp., Class A	189	07/10/23	USD	62.00	USD	1,234	(64,600)
Alphabet, Inc., Class A	153	07/14/23	USD	125.00	USD	1,831	(7,344)
Amazon.com, Inc.	380	07/14/23	USD	129.00	USD	4,954	(130,150)
Analog Devices, Inc.	61	07/14/23	USD	180.00	USD	1,188	(93,635)
Apple, Inc.	330	07/14/23	USD	185.00	USD	6,401	(311,850)
Applied Materials, Inc.	539	07/14/23	USD	141.00	USD	7,791	(278,932)
BP PLC, ADR	272	07/14/23	USD	36.00	USD	960	(6,936)
ConocoPhillips	216	07/14/23	USD	108.00	USD	2,238	(10,044)
Dollar General Corp.	266	07/14/23	USD	160.00	USD	4,516	(268,660)
Dollar Tree, Inc.	211	07/14/23	USD	138.00	USD	3,028	(130,292)
EQT Corp.	326	07/14/23	USD	37.00	USD	1,341	(138,550)
General Motors Co.	37	07/14/23	USD	36.00	USD	143	(10,138)
Las Vegas Sands Corp.	296	07/14/23	USD	59.00	USD	1,717	(24,124)
Marvell Technology, Inc.	331	07/14/23	USD	61.00	USD	1,979	(36,079)
Meta Platforms, Inc., Class A	165	07/14/23	USD	285.00	USD	4,735	(122,925)
Microsoft Corp.	367	07/14/23	USD	330.00	USD	12,498	(438,565)
Mondelez International, Inc., Class A	356	07/14/23	USD	73.00	USD	2,597	(23,140)
Ross Stores, Inc.	187	07/14/23	USD	107.00	USD	2,097	(104,720)
Advanced Micro Devices, Inc.	190	07/21/23	USD	113.00	USD	2,164	(92,150)
Alphabet, Inc., Class A	131	07/21/23	USD	120.00	USD	1,568	(34,650)
Alphabet, Inc., Class A	1,012	07/21/23	USD	125.00	USD	12,114	(91,080)
Amazon.com, Inc.	94	07/21/23	USD	120.00	USD	1,225	(103,635)
Amazon.com, Inc.	300	07/21/23	USD	130.00	USD	3,911	(107,250)
Aptiv PLC	444	07/21/23	USD	97.03	USD	4,533	(292,890)
Avantor, Inc.	482	07/21/23	USD	20.43	USD	990	(38,405)
Axalta Coating Systems Ltd.	465	07/21/23	USD	33.00	USD	1,526	(30,225)
Axalta Coating Systems Ltd.	538	07/21/23	USD	32.00	USD	1,765	(65,905)
Berkshire Hathaway, Inc., Class B	252	07/21/23	USD	325.00	USD	8,593	(437,850)
Caterpillar, Inc.	104	07/21/23	USD	210.00	USD	2,559	(380,380)
Ciena Corp.	431	07/21/23	USD	50.00	USD	1,831	(2,155)
Cognizant Technology Solutions Corp., Class A	203	07/21/23	USD	62.50	USD	1,325	(64,960)
Comcast Corp., Class A	868	07/21/23	USD	42.50	USD	3,607	(19,530)
Corteva, Inc.	665	07/21/23	USD	59.00	USD	3,810	(36,324)
Dollar General Corp.	208	07/21/23	USD	210.00	USD	3,531	(2,080)
Dollar Tree, Inc.	208	07/21/23	USD	140.00	USD	2,985	(109,200)
Dun & Bradstreet Holdings, Inc.	498	07/21/23	USD	11.82	USD	576	(15,440)
Elevance Health, Inc.	62	07/21/23	USD	490.00	USD	2,755	(4,805)
EQT Corp.	422	07/21/23	USD	38.00	USD	1,736	(148,755)
Fidelity National Financial, Inc.	851	07/21/23	USD	35.00	USD	3,064	(125,522)
FleetCor Technologies, Inc.	201	07/21/23	USD	240.00	USD	5,047	(272,355)
Fortive Corp.	545	07/21/23	USD	66.32	USD	4,075	(475,360)
Fox Corp., Class A	305	07/21/23	USD	33.00	USD	1,037	(41,938)
General Motors Co.	463	07/21/23	USD	34.00	USD	1,785	(219,925)
Humana, Inc.	49	07/21/23	USD	525.00	USD	2,191	(2,573)
Intercontinental Exchange, Inc.	354	07/21/23	USD	109.00	USD	4,003	(168,846)
JPMorgan Chase & Co.	83	07/21/23	USD	145.00	USD	1,207	(22,203)
Laboratory Corp. of America Holdings	164	07/21/23	USD	220.00	USD	3,958	(359,980)
Las Vegas Sands Corp.	188	07/21/23	USD	60.00	USD	1,090	(20,398)
LPL Financial Holdings, Inc.	155	07/21/23	USD	220.00	USD	3,370	(70,525)
Meta Platforms, Inc., Class A	224	07/21/23	USD	250.00	USD	6,428	(851,200)
Microsoft Corp.	183	07/21/23	USD	330.00	USD	6,232	(261,690)
Microsoft Corp.	123	07/21/23	USD	340.00	USD	4,189	(87,945)
Monster Beverage Corp.	813	07/21/23	USD	59.95	USD	4,670	(31,648)
Otis Worldwide Corp.	483	07/21/23	USD	84.60	USD	4,299	(246,810)
Progressive Corp.	276	07/21/23	USD	135.00	USD	3,653	(44,160)

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Enhanced Capital and Income Fund, Inc. (CII)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Reinsurance Group of America, Inc.	199	07/21/23	USD	148.51	USD	2,760	$(12,203)
Ross Stores, Inc.	402	07/21/23	USD	110.00	USD	4,508	(138,690)
Sanofi, ADR	1,057	07/21/23	USD	55.00	USD	5,697	(42,280)
Sanofi, ADR	742	07/21/23	USD	52.50	USD	3,999	(137,270)
Sealed Air Corp.	757	07/21/23	USD	50.00	USD	3,028	(162,755)
Skechers USA, Inc., Class A	237	07/21/23	USD	55.00	USD	1,248	(11,850)
Tenet Healthcare Corp.	95	07/21/23	USD	65.00	USD	773	(157,700)
Unilever PLC, ADR	553	07/21/23	USD	54.82	USD	2,883	(1,888)
Veeva Systems, Inc., Class A	166	07/21/23	USD	190.00	USD	3,282	(164,340)
Visa, Inc., Class A	69	07/21/23	USD	230.00	USD	1,639	(61,928)
Voya Financial, Inc.	420	07/21/23	USD	72.50	USD	3,012	(42,000)
World Wrestling Entertainment, Inc., Class A	389	07/21/23	USD	105.00	USD	4,219	(204,225)
Advanced Micro Devices, Inc.	354	07/28/23	USD	127.00	USD	4,032	(50,976)
Alphabet, Inc., Class A	186	07/28/23	USD	126.00	USD	2,226	(34,038)
Amazon.com, Inc.	353	07/28/23	USD	137.00	USD	4,602	(103,958)
Analog Devices, Inc.	47	07/28/23	USD	195.00	USD	916	(24,675)
Apple, Inc.	103	07/28/23	USD	185.00	USD	1,998	(110,467)
Berkshire Hathaway, Inc., Class B	199	07/28/23	USD	345.00	USD	6,786	(62,387)
BP PLC, ADR	597	07/28/23	USD	36.00	USD	2,107	(31,641)
Caterpillar, Inc.	209	07/28/23	USD	250.00	USD	5,142	(75,762)
Comcast Corp., Class A	52	07/28/23	USD	42.00	USD	216	(4,238)
ConocoPhillips	227	07/28/23	USD	104.00	USD	2,352	(63,560)
Elevance Health, Inc.	35	07/28/23	USD	450.00	USD	1,555	(28,175)
Fox Corp., Class A	285	07/28/23	USD	34.00	USD	969	(24,225)
General Motors Co.	127	07/28/23	USD	39.00	USD	490	(15,748)
Humana, Inc.	107	07/28/23	USD	470.00	USD	4,784	(35,043)
Las Vegas Sands Corp.	107	07/28/23	USD	61.00	USD	621	(11,075)
Meta Platforms, Inc., Class A	94	07/28/23	USD	300.00	USD	2,698	(89,535)
Microsoft Corp.	278	07/28/23	USD	345.00	USD	9,467	(230,740)
Mondelez International, Inc., Class A	222	07/28/23	USD	74.00	USD	1,619	(19,980)
Novo Nordisk A/S, ADR	363	07/28/23	USD	165.00	USD	5,874	(114,345)
Sony Group Corp., ADR	249	07/28/23	USD	96.00	USD	2,242	(11,205)
UnitedHealth Group, Inc.	100	07/28/23	USD	490.00	USD	4,806	(75,000)
Visa, Inc., Class A	136	07/28/23	USD	230.00	USD	3,230	(143,820)
Advanced Micro Devices, Inc.	189	08/04/23	USD	115.00	USD	2,153	(119,542)
Alphabet, Inc., Class A	203	08/04/23	USD	121.00	USD	2,430	(82,215)
Amazon.com, Inc.	372	08/04/23	USD	137.00	USD	4,849	(125,550)
Apple, Inc.	268	08/04/23	USD	190.00	USD	5,198	(220,430)
Comcast Corp., Class A	417	08/04/23	USD	42.00	USD	1,733	(37,739)
EQT Corp.	315	08/04/23	USD	43.00	USD	1,296	(37,958)
General Motors Co.	456	08/04/23	USD	38.00	USD	1,758	(88,692)
JPMorgan Chase & Co.	78	08/04/23	USD	146.00	USD	1,134	(23,010)
Las Vegas Sands Corp.	174	08/04/23	USD	59.00	USD	1,009	(34,539)
Microsoft Corp.	282	08/04/23	USD	340.00	USD	9,603	(344,040)
Ross Stores, Inc.	19	08/04/23	USD	108.00	USD	213	(11,020)
Sony Group Corp., ADR	256	08/04/23	USD	93.00	USD	2,305	(35,200)
Ciena Corp.	436	08/07/23	USD	46.50	USD	1,853	(22,477)
Cognizant Technology Solutions Corp., Class A	132	08/07/23	USD	63.75	USD	862	(41,661)
Comcast Corp., Class A	173	08/11/23	USD	42.00	USD	719	(17,214)
JPMorgan Chase & Co.	298	08/11/23	USD	144.00	USD	4,334	(131,865)
Ross Stores, Inc.	217	08/11/23	USD	112.00	USD	2,433	(72,695)
Alphabet, Inc., Class A	295	08/18/23	USD	130.00	USD	3,531	(49,265)
Amazon.com, Inc.	295	08/18/23	USD	125.00	USD	3,846	(292,787)
Apple, Inc.	361	08/18/23	USD	190.00	USD	7,002	(314,972)
Aptiv PLC	386	08/18/23	USD	110.00	USD	3,941	(80,095)
Avantor, Inc.	477	08/18/23	USD	22.50	USD	980	(19,080)
Avantor, Inc.	1,014	08/18/23	USD	20.40	USD	2,083	(124,177)
Axalta Coating Systems Ltd.	1,130	08/18/23	USD	33.00	USD	3,708	(144,075)
Ciena Corp.	519	08/18/23	USD	44.32	USD	2,205	(50,074)
Cognizant Technology Solutions Corp., Class A	267	08/18/23	USD	64.00	USD	1,743	(93,963)
Comcast Corp., Class A	877	08/18/23	USD	42.50	USD	3,644	(78,053)
Corteva, Inc.	537	08/18/23	USD	57.90	USD	3,077	(89,375)

40	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Enhanced Capital and Income Fund, Inc. (CII)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Elevance Health, Inc.	10	08/18/23	USD	470.00	USD	444	$(5,750)
EQT Corp.	398	08/18/23	USD	39.00	USD	1,637	(143,280)
Fidelity National Financial, Inc.	480	08/18/23	USD	35.00	USD	1,728	(98,400)
Fortive Corp.	502	08/18/23	USD	67.45	USD	3,753	(412,491)
Intercontinental Exchange, Inc.	472	08/18/23	USD	115.00	USD	5,337	(101,480)
Laboratory Corp. of America Holdings	4	08/18/23	USD	220.00	USD	97	(9,560)
Laboratory Corp. of America Holdings	251	08/18/23	USD	240.00	USD	6,057	(235,940)
Las Vegas Sands Corp.	199	08/18/23	USD	62.50	USD	1,154	(22,487)
LPL Financial Holdings, Inc.	154	08/18/23	USD	220.00	USD	3,348	(145,530)
Meta Platforms, Inc., Class A	94	08/18/23	USD	300.00	USD	2,698	(115,385)
Monster Beverage Corp.	616	08/18/23	USD	57.95	USD	3,538	(115,137)
Novo Nordisk A/S, ADR	215	08/18/23	USD	170.00	USD	3,479	(83,850)
Otis Worldwide Corp.	278	08/18/23	USD	80.23	USD	2,474	(265,171)
Progressive Corp.	174	08/18/23	USD	130.00	USD	2,303	(100,920)
Reinsurance Group of America, Inc.	168	08/18/23	USD	145.00	USD	2,330	(60,480)
Sealed Air Corp.	575	08/18/23	USD	43.00	USD	2,300	(36,623)
Tenet Healthcare Corp.	179	08/18/23	USD	85.00	USD	1,457	(43,855)
Unilever PLC, ADR	405	08/18/23	USD	50.05	USD	2,111	(98,376)
Medtronic PLC	267	08/29/23	USD	89.00	USD	2,352	(59,375)
Medtronic PLC	262	09/08/23	USD	89.00	USD	2,308	(64,697)
Fortive Corp.	480	09/15/23	USD	70.00	USD	3,589	(312,000)
Sealed Air Corp.	290	09/15/23	USD	41.75	USD	1,160	(39,753)

							$(16,829,554)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
JPMorgan Chase & Co.	Citibank N.A.	18,700	07/11/23	USD	138.69	USD	2,720	$(116,588)
Corteva, Inc.	JPMorgan Chase Bank N.A.	78,600	07/25/23	USD	59.10	USD	4,504	(48,280)
FleetCor Technologies, Inc.	Citibank N.A.	18,400	07/31/23	USD	246.16	USD	4,620	(165,247)
Voya Financial, Inc.	Citibank N.A.	39,600	07/31/23	USD	73.46	USD	2,840	(36,103)
Dun & Bradstreet Holdings, Inc.	JPMorgan Chase Bank N.A.	72,800	08/02/23	USD	12.19	USD	842	(23,386)
Dun & Bradstreet Holdings, Inc.	JPMorgan Chase Bank N.A.	49,300	08/17/23	USD	10.32	USD	570	(97,446)

								$(487,050)

Balances Reported in the Statements of Assets and Liabilities for Options Written

Description	Swap Premiums Paid		Swap Premiums Received		Unrealized Appreciation	Unrealized Depreciation	Value
Options Written	$	N/A	$	N/A	$2,754,483	$(7,228,739)	$(17,316,604)
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Options written
Options written at value	$—	$—	$17,316,604	$—	$—	$—	$17,316,604

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Enhanced Capital and Income Fund, Inc. (CII)

For the period ended June 30, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Options written	$—	$—	$(9,665,066)	$—	$—	$—	$(9,665,066)

Net Change in Unrealized Appreciation (Depreciation) on:
Options written	$—	$—	$(9,874,294)	$—	$—	$—	$(9,874,294)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts written	$16,946,760
For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Derivative Financial Instruments — Offsetting as of Period End
The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments

Options	$—	$17,316,604

Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	17,316,604

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(16,829,554)

Total derivative assets and liabilities subject to an MNA	$—	$487,050

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(a)
Citibank N.A.	$317,938	$—	$—	$—	$317,938
JPMorgan Chase Bank N.A.	169,112	—	—	—	169,112

	$487,050	$—	$—	$—	$487,050

(a)
Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$851,951,940	$—	$—	$851,951,940

42	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Enhanced Capital and Income Fund, Inc. (CII)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Short-Term Securities
Money Market Funds	$13,210,705	$—	$—	$13,210,705

	$865,162,645	$—	$—	865,162,645

Investments Valued at NAV(a)				36

				$865,162,681

Derivative Financial Instruments(b)
Liabilities
Equity Contracts	$(13,926,649)	$(3,389,955)	$—	$(17,316,604)

(a)	Certain investments of the Trust were fair valued using NAV as a practical expedient as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are options written. Options written are shown at value.
See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	43

Consolidated Schedule of Investments (unaudited) June 30, 2023	BlackRock Enhanced Equity Dividend Trust (BDJ) (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense(a) — 2.8%
L3Harris Technologies, Inc.(b)	169,635	$33,209,444
Raytheon Technologies Corp.	127,232	12,463,647

		45,673,091

Automobile Components — 0.4%
Lear Corp.(a)	47,800	6,861,690

Automobiles — 2.1%
General Motors Co.(a)(b)	914,947	35,280,356

Banks(a) — 10.2%
Bank of America Corp.	153,081	4,391,894
Citigroup, Inc.	957,550	44,085,602
Citizens Financial Group, Inc.	418,904	10,925,016
First Citizens BancShares, Inc., Class A(b)	24,907	31,966,889
JPMorgan Chase & Co.	181,778	26,437,793
Wells Fargo & Co.	1,193,168	50,924,409

		168,731,603

Beverages — 1.0%
Constellation Brands, Inc., Class A(a)	65,289	16,069,582

Capital Markets — 2.5%
Carlyle Group, Inc.	375,700	12,003,615
Charles Schwab Corp.(a)	70,205	3,979,219
Intercontinental Exchange, Inc.(a)	84,950	9,606,146
Raymond James Financial, Inc.(a)	150,989	15,668,129

		41,257,109

Chemicals — 0.5%
PPG Industries, Inc.(a)	60,439	8,963,104

Communications Equipment — 2.3%
Cisco Systems, Inc.(a)	719,630	37,233,656

Consumer Staples Distribution & Retail — 1.9%
Dollar General Corp.(a)	187,696	31,867,027

Containers & Packaging — 1.4%
Sealed Air Corp.(a)	593,272	23,730,880

Diversified Telecommunication Services(a) — 1.8%
AT&T, Inc.	713,382	11,378,443
Verizon Communications, Inc.	484,060	18,002,191

		29,380,634

Electric Utilities(a) — 2.0%
American Electric Power Co., Inc.	116,849	9,838,686
Exelon Corp.	256,819	10,462,806
PG&E Corp.(c)	763,531	13,193,816

		33,495,308

Entertainment — 0.5%
Activision Blizzard, Inc.(a)(c)	99,436	8,382,455

Financial Services(a) — 3.9%
Apollo Global Management, Inc.	93,384	7,172,825
Equitable Holdings, Inc.	227,446	6,177,434
Fidelity National Information Services, Inc.(b)	575,110	31,458,517
Visa, Inc., Class A	83,611	19,855,940

		64,664,716

Food Products(a) — 2.7%
Kraft Heinz Co.(b)	1,111,094	39,443,837
Mondelez International, Inc., Class A	66,289	4,835,120

		44,278,957

Security	Shares		Value

Ground Transportation — 0.6%
Union Pacific Corp.(a)	45,811		$9,373,847

Health Care Equipment & Supplies — 7.4%
Baxter International, Inc.(a)	934,402		42,571,355
Koninklijke Philips NV	870,995		18,872,411
Medtronic PLC(a)	436,130		38,423,053
Zimmer Biomet Holdings, Inc.(a)(b)	154,589		22,508,158

			122,374,977

Health Care Providers & Services(a) —8.8%
AmerisourceBergen Corp.	44,126		8,491,166
Cardinal Health, Inc.	314,869		29,777,161
Cigna Group	84,724		23,773,554
Elevance Health, Inc.	52,686		23,407,863
Humana, Inc.	23,368		10,448,534
Laboratory Corp. of America Holdings	204,687		49,397,114

			145,295,392

Household Durables — 2.0%
Newell Brands, Inc.(a)	747,674		6,504,764
Panasonic Holdings Corp.	1,390,500		17,050,203
Sony Group Corp.	105,400		9,514,475

			33,069,442

Industrial Conglomerates — 0.4%
Siemens AG, Registered Shares	42,742		7,125,129

Insurance — 6.9%
Allstate Corp.(a)	95,457		10,408,631
American International Group, Inc.(a)	703,484		40,478,469
Fidelity National Financial, Inc.(a)	498,425		17,943,300
First American Financial Corp.(a)	29,750		1,696,345
Prudential PLC	864,805		12,213,975
Willis Towers Watson PLC(a)	132,095		31,108,373

			113,849,093

Interactive Media & Services — 0.7%
Alphabet, Inc., Class A(a)(c)	93,915		11,241,626

IT Services — 2.6%
Cognizant Technology Solutions Corp., Class A(a)	656,268		42,841,175

Machinery — 1.3%
Fortive Corp.(a)	74,754		5,589,357
Komatsu Ltd.	499,200		13,502,367
Pentair PLC(a)	22,700		1,466,420

			20,558,144

Media(a) — 2.7%
Comcast Corp., Class A	749,197		31,129,135
Fox Corp., Class A	380,307		12,930,438

			44,059,573

Multi-Utilities(a) — 1.5%
Public Service Enterprise Group, Inc.	206,888		12,953,258
Sempra Energy	78,141		11,376,548

			24,329,806

Oil, Gas & Consumable Fuels — 8.9%
BP PLC	5,573,680		32,452,050
ConocoPhillips(a)	105,233		10,903,191
Enterprise Products Partners LP(a)	1,220,258		32,153,798
EQT Corp.(a)	294,416		12,109,330
Formentera Partners Fund II LP(d)(e)	—	(f)	10,037,117
Hess Corp.(a)	77,798		10,576,638
Shell PLC	1,263,772		37,700,422

			145,932,546

44	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Enhanced Equity Dividend Trust (BDJ) (Percentages shown are based on Net Assets)

Security	Shares	Value

Personal Care Products — 2.0%
Unilever PLC, ADR(a)	635,218	$33,113,914

Pharmaceuticals — 5.4%
AstraZeneca PLC	102,205	14,651,516
Bayer AG, Registered Shares	404,504	22,391,334
Eli Lilly & Co.(a)	23,037	10,803,892
Novo Nordisk A/S, ADR(a)	59,807	9,678,567
Sanofi	293,812	31,630,553

		89,155,862

Professional Services(a) — 4.2%
Leidos Holdings, Inc.	348,680	30,851,207
Robert Half International, Inc.	65,910	4,957,750
SS&C Technologies Holdings, Inc.	549,700	33,311,820

		69,120,777

Semiconductors & Semiconductor Equipment — 0.5%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR(a)	79,144	7,987,212

Software — 2.1%
Microsoft Corp.(a)	101,563	34,586,264

Specialty Retail — 0.6%
Ross Stores, Inc.(a)	88,225	9,892,669

Technology Hardware, Storage & Peripherals — 1.4%
Samsung Electronics Co. Ltd., GDR, Registered Shares	16,024	22,212,817

Textiles, Apparel & Luxury Goods — 0.5%
Ralph Lauren Corp.(a)	68,473	8,442,721

Tobacco — 1.4%
British American Tobacco PLC, ADR(a)	692,946	23,005,808

Wireless Telecommunication Services — 0.5%
Rogers Communications, Inc., Class B	167,832	7,657,117

Total Long-Term Investments — 98.4% (Cost: $1,384,197,244)		1,621,096,079

Security	Shares	Value

Short-Term Securities

Money Market Funds — 3.3%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 4.98%(g)(h)	54,579,536	$54,579,536

Total Short-Term Securities — 3.3% (Cost: $54,579,536)		54,579,536

Total Investments Before Options Written — 101.7% (Cost: $1,438,776,780)		1,675,675,615

Options Written — (1.5)% (Premiums Received: $(19,373,563))		(24,895,659)

Total Investments, Net of Options Written — 100.2% (Cost: $1,419,403,217)		1,650,779,956
Liabilities in Excess of Other Assets — (0.2)%		(4,025,420)

Net Assets — 100.0%		$1,646,754,536

(a)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(b)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(c)	Non-income producing security.
(d)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.
(e)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(f)	Investment does not issue shares.
(g)	Affiliate of the Trust.
(h)	Annualized 7-day yield as of period end.

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
Affiliates
Investments in issuers considered to be affiliate(s) of the Trust during the six months ended June 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/22	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/23	Shares Held at 06/30/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$76,042,437	$—		$(21,462,901	)(a)	$—	$—	$54,579,536	54,579,536	$1,609,010		$—
SL Liquidity Series, LLC, Money Market Series(b)	—	232	(a)	—		(232)	—	—	—	669	(c)	—

						$(232)	$—	$54,579,536		$1,609,679		$—

(a)	Represents net amount purchased (sold).
(b)	As of period end, the entity is no longer held.
(c)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E O F I N V E S T M E N T S	45

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Enhanced Equity Dividend Trust (BDJ)

Derivative Financial Instruments Outstanding as of Period End
Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Alphabet, Inc., Class A	60	07/07/23	USD	124.34	USD	718	$(958)
American International Group, Inc.	853	07/07/23	USD	57.00	USD	4,908	(78,902)
AmerisourceBergen Corp.	74	07/07/23	USD	175.00	USD	1,424	(131,350)
Cigna Group	146	07/07/23	USD	250.00	USD	4,097	(455,520)
Citigroup, Inc.	733	07/07/23	USD	49.00	USD	3,375	(1,833)
Constellation Brands, Inc., Class A	84	07/07/23	USD	250.00	USD	2,067	(4,830)
Elevance Health, Inc.	119	07/07/23	USD	475.00	USD	5,287	(4,165)
Enterprise Products Partners LP	2,601	07/07/23	USD	26.00	USD	6,854	(105,340)
EQT Corp.	636	07/07/23	USD	38.00	USD	2,616	(201,930)
Fox Corp., Class A	1,264	07/07/23	USD	34.00	USD	4,298	(44,240)
General Motors Co.	286	07/07/23	USD	38.00	USD	1,103	(24,596)
Hess Corp.	204	07/07/23	USD	133.00	USD	2,773	(76,500)
Humana, Inc.	79	07/07/23	USD	520.00	USD	3,532	(2,765)
Kraft Heinz Co.	1,592	07/07/23	USD	38.35	USD	5,652	(6)
Microsoft Corp.	183	07/07/23	USD	340.00	USD	6,232	(63,592)
Mondelez International, Inc., Class A	263	07/07/23	USD	75.00	USD	1,918	(2,630)
PG&E Corp.	538	07/07/23	USD	17.50	USD	930	(4,842)
PPG Industries, Inc.	101	07/07/23	USD	135.00	USD	1,498	(137,360)
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	122	07/07/23	USD	104.00	USD	1,231	(3,782)
Visa, Inc., Class A	93	07/07/23	USD	235.00	USD	2,209	(30,458)
Cognizant Technology Solutions Corp., Class A	1,019	07/10/23	USD	62.00	USD	6,652	(348,291)
Alphabet, Inc., Class A	105	07/14/23	USD	125.00	USD	1,257	(5,040)
American International Group, Inc.	1,082	07/14/23	USD	57.00	USD	6,226	(140,660)
AT&T, Inc.	1,307	07/14/23	USD	16.00	USD	2,085	(18,298)
Baxter International, Inc.	1,185	07/14/23	USD	42.00	USD	5,399	(432,525)
Cisco Systems, Inc.	1,022	07/14/23	USD	51.00	USD	5,288	(83,804)
Citigroup, Inc.	734	07/14/23	USD	49.00	USD	3,379	(10,276)
ConocoPhillips	355	07/14/23	USD	108.00	USD	3,678	(16,508)
Dollar General Corp.	448	07/14/23	USD	160.00	USD	7,606	(452,480)
Enterprise Products Partners LP	2,037	07/14/23	USD	26.52	USD	5,367	(27,754)
EQT Corp.	315	07/14/23	USD	37.00	USD	1,296	(133,875)
General Motors Co.	963	07/14/23	USD	36.00	USD	3,713	(263,862)
Hess Corp.	201	07/14/23	USD	139.00	USD	2,733	(32,160)
Kraft Heinz Co.	1,240	07/14/23	USD	38.00	USD	4,402	(3,100)
Microsoft Corp.	66	07/14/23	USD	330.00	USD	2,248	(78,870)
Mondelez International, Inc., Class A	101	07/14/23	USD	73.00	USD	737	(6,565)
PG&E Corp.	538	07/14/23	USD	17.50	USD	930	(11,029)
Ross Stores, Inc.	78	07/14/23	USD	107.00	USD	875	(43,680)
Verizon Communications, Inc.	1,331	07/14/23	USD	36.00	USD	4,950	(163,047)
Visa, Inc., Class A	124	07/14/23	USD	230.00	USD	2,945	(103,540)
Allstate Corp.	215	07/21/23	USD	120.00	USD	2,344	(2,150)
Allstate Corp.	310	07/21/23	USD	115.00	USD	3,380	(11,625)
Alphabet, Inc., Class A	132	07/21/23	USD	125.00	USD	1,580	(11,880)
American Electric Power Co., Inc.	357	07/21/23	USD	90.50	USD	3,006	(3,496)
American International Group, Inc.	1,465	07/21/23	USD	55.00	USD	8,430	(446,825)
AmerisourceBergen Corp.	129	07/21/23	USD	180.00	USD	2,482	(180,600)
Baxter International, Inc.	2,159	07/21/23	USD	42.50	USD	9,836	(712,470)
British American Tobacco PLC, ADR	1,271	07/21/23	USD	35.00	USD	4,220	(6,355)
Carlyle Group, Inc.	853	07/21/23	USD	29.00	USD	2,725	(263,289)
Cigna Group	80	07/21/23	USD	260.00	USD	2,245	(178,000)
Citigroup, Inc.	673	07/21/23	USD	48.00	USD	3,098	(26,920)
Citizens Financial Group, Inc.	582	07/21/23	USD	27.50	USD	1,518	(29,100)
Citizens Financial Group, Inc.	1,093	07/21/23	USD	30.00	USD	2,851	(13,663)
Cognizant Technology Solutions Corp., Class A	863	07/21/23	USD	62.50	USD	5,634	(276,160)
Constellation Brands, Inc., Class A	91	07/21/23	USD	240.00	USD	2,240	(72,345)
Dollar General Corp.	313	07/21/23	USD	210.00	USD	5,314	(3,130)
Elevance Health, Inc.	62	07/21/23	USD	490.00	USD	2,755	(4,805)
Enterprise Products Partners LP	1,030	07/21/23	USD	26.00	USD	2,714	(54,590)
Enterprise Products Partners LP	1,043	07/21/23	USD	26.33	USD	2,748	(32,668)
EQT Corp.	28	07/21/23	USD	38.00	USD	115	(9,870)

46	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Enhanced Equity Dividend Trust (BDJ)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Equitable Holdings, Inc.	625	07/21/23	USD	25.00	USD	1,698	$(162,500)
Exelon Corp.	300	07/21/23	USD	42.00	USD	1,222	(6,750)
Fidelity National Financial, Inc.	960	07/21/23	USD	35.00	USD	3,456	(141,600)
Fidelity National Information Services, Inc.	855	07/21/23	USD	57.50	USD	4,677	(34,200)
First American Financial Corp.	163	07/21/23	USD	60.00	USD	929	(6,113)
First Citizens BancShares, Inc., Class A	46	07/21/23	USD	1,340.00	USD	5,904	(71,300)
Fortive Corp.	188	07/21/23	USD	66.32	USD	1,406	(163,978)
Fox Corp., Class A	791	07/21/23	USD	33.00	USD	2,689	(108,762)
General Motors Co.	587	07/21/23	USD	34.00	USD	2,263	(278,825)
Humana, Inc.	49	07/21/23	USD	525.00	USD	2,191	(2,573)
Intercontinental Exchange, Inc.	132	07/21/23	USD	109.00	USD	1,493	(62,960)
JPMorgan Chase & Co.	35	07/21/23	USD	145.00	USD	509	(9,363)
Kraft Heinz Co.	1,404	07/21/23	USD	40.00	USD	4,984	(2,808)
L3Harris Technologies, Inc.	418	07/21/23	USD	195.00	USD	8,183	(169,290)
Laboratory Corp. of America Holdings	370	07/21/23	USD	220.00	USD	8,929	(812,150)
Lear Corp.	174	07/21/23	USD	129.50	USD	2,498	(271,532)
Leidos Holdings, Inc.	1,720	07/21/23	USD	85.00	USD	15,219	(713,800)
Medtronic PLC	568	07/21/23	USD	90.00	USD	5,004	(32,376)
Microsoft Corp.	33	07/21/23	USD	330.00	USD	1,124	(47,190)
Microsoft Corp.	146	07/21/23	USD	340.00	USD	4,972	(104,390)
Newell Brands, Inc.	2,069	07/21/23	USD	9.00	USD	1,800	(56,897)
PG&E Corp.	1,510	07/21/23	USD	17.00	USD	2,609	(77,765)
PPG Industries, Inc.	104	07/21/23	USD	135.00	USD	1,542	(152,880)
Public Service Enterprise Group, Inc.	142	07/21/23	USD	64.85	USD	889	(4,386)
Ralph Lauren Corp.	376	07/21/23	USD	125.00	USD	4,636	(75,200)
Robert Half International, Inc.	181	07/21/23	USD	70.00	USD	1,361	(96,835)
Rogers Communications, Inc., Class B	460	07/21/23	CAD	66.00	CAD	2,780	(2,083)
Sealed Air Corp.	1,039	07/21/23	USD	50.00	USD	4,156	(223,385)
Sempra Energy	372	07/21/23	USD	150.00	USD	5,416	(17,670)
SS&C Technologies Holdings, Inc.	781	07/21/23	USD	60.00	USD	4,733	(115,197)
SS&C Technologies Holdings, Inc.	587	07/21/23	USD	56.96	USD	3,557	(244,294)
Unilever PLC, ADR	1,505	07/21/23	USD	54.82	USD	7,846	(5,138)
Visa, Inc., Class A	46	07/21/23	USD	230.00	USD	1,092	(41,285)
Wells Fargo & Co.	2,491	07/21/23	USD	42.50	USD	10,632	(325,075)
Willis Towers Watson PLC	249	07/21/23	USD	240.00	USD	5,864	(44,820)
Willis Towers Watson PLC	281	07/26/23	USD	234.00	USD	6,618	(138,400)
Alphabet, Inc., Class A	106	07/28/23	USD	126.00	USD	1,269	(19,398)
American International Group, Inc.	469	07/28/23	USD	58.00	USD	2,699	(57,452)
AT&T, Inc.	1,308	07/28/23	USD	16.50	USD	2,086	(24,852)
Bank of America Corp.	841	07/28/23	USD	30.00	USD	2,413	(29,856)
Baxter International, Inc.	786	07/28/23	USD	43.00	USD	3,581	(263,310)
Cardinal Health, Inc.	724	07/28/23	USD	93.00	USD	6,847	(249,780)
Cigna Group	178	07/28/23	USD	280.00	USD	4,995	(132,610)
CisCo Systems, Inc.	1,408	07/28/23	USD	52.00	USD	7,285	(79,552)
Citigroup, Inc.	509	07/28/23	USD	47.00	USD	2,343	(44,538)
Comcast Corp., Class A	1,249	07/28/23	USD	42.00	USD	5,190	(101,793)
ConocoPhillips	223	07/28/23	USD	104.00	USD	2,311	(62,440)
Constellation Brands, Inc., Class A	184	07/28/23	USD	255.00	USD	4,529	(24,840)
Elevance Health, Inc.	62	07/28/23	USD	450.00	USD	2,755	(49,910)
Eli Lilly & Co.	44	07/28/23	USD	470.00	USD	2,064	(47,410)
Fox Corp., Class A	36	07/28/23	USD	34.00	USD	122	(3,060)
General Motors Co.	1,273	07/28/23	USD	39.00	USD	4,909	(157,852)
Hess Corp.	22	07/28/23	USD	141.00	USD	299	(5,555)
Kraft Heinz Co.	1,875	07/28/23	USD	37.00	USD	6,656	(20,625)
Medtronic PLC	676	07/28/23	USD	87.00	USD	5,956	(157,508)
Microsoft Corp.	33	07/28/23	USD	345.00	USD	1,124	(27,390)
Novo Nordisk A/S, ADR	219	07/28/23	USD	165.00	USD	3,544	(68,985)
PG&E Corp.	1,613	07/28/23	USD	17.50	USD	2,787	(59,681)
Union Pacific Corp.	162	07/28/23	USD	205.00	USD	3,315	(80,190)
Verizon Communications, Inc.	1,331	07/28/23	USD	37.00	USD	4,950	(99,825)
Visa, Inc., Class A	46	07/28/23	USD	230.00	USD	1,092	(48,645)
Visa, Inc., Class A	13	07/28/23	USD	235.00	USD	309	(9,068)

S C H E D U L E O F I N V E S T M E N T S	47

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Enhanced Equity Dividend Trust (BDJ)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Zimmer Biomet Holdings, Inc.	365	08/01/23	USD	146.17	USD	5,314	$(95,050)
Alphabet, Inc., Class A	68	08/04/23	USD	121.00	USD	814	(27,540)
AmerisourceBergen Corp.	39	08/04/23	USD	195.00	USD	750	(14,820)
AT&T, Inc.	1,308	08/04/23	USD	16.00	USD	2,086	(51,012)
Baxter International, Inc.	1,008	08/04/23	USD	47.00	USD	4,592	(115,920)
Cardinal Health, Inc.	503	08/04/23	USD	94.00	USD	4,757	(135,810)
Charles Schwab Corp.	386	08/04/23	USD	58.00	USD	2,188	(71,796)
Cisco Systems, Inc.	325	08/04/23	USD	51.00	USD	1,682	(57,037)
Citigroup, Inc.	509	08/04/23	USD	48.00	USD	2,343	(31,049)
Comcast Corp., Class A	1,011	08/04/23	USD	42.00	USD	4,201	(91,495)
Eli Lilly & Co.	48	08/04/23	USD	475.00	USD	2,251	(50,040)
EQT Corp.	425	08/04/23	USD	43.00	USD	1,748	(51,213)
General Motors Co.	550	08/04/23	USD	38.00	USD	2,121	(106,975)
JPMorgan Chase & Co.	189	08/04/23	USD	146.00	USD	2,749	(55,755)
Microsoft Corp.	97	08/04/23	USD	340.00	USD	3,303	(118,340)
Ross Stores, Inc.	284	08/04/23	USD	108.00	USD	3,184	(164,720)
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	122	08/04/23	USD	105.00	USD	1,231	(28,548)
Union Pacific Corp.	89	08/04/23	USD	205.00	USD	1,821	(49,395)
Visa, Inc., Class A	137	08/04/23	USD	240.00	USD	3,253	(64,390)
Cognizant Technology Solutions Corp., Class A	863	08/07/23	USD	63.75	USD	5,634	(272,372)
Public Service Enterprise Group, Inc.	412	08/10/23	USD	61.75	USD	2,580	(87,585)
Cardinal Health, Inc.	503	08/11/23	USD	94.00	USD	4,757	(169,762)
Cisco Systems, Inc.	325	08/11/23	USD	52.00	USD	1,682	(26,813)
Comcast Corp., Class A	611	08/11/23	USD	42.00	USD	2,539	(60,794)
JPMorgan Chase & Co.	484	08/11/23	USD	144.00	USD	7,039	(214,170)
Ross Stores, Inc.	123	08/11/23	USD	112.00	USD	1,379	(41,205)
Alphabet, Inc., Class A	45	08/18/23	USD	130.00	USD	539	(7,515)
American Electric Power Co., Inc.	163	08/18/23	USD	85.00	USD	1,372	(31,785)
Apollo Global Management, Inc.	513	08/18/23	USD	77.50	USD	3,940	(151,335)
British American Tobacco PLC, ADR	1,284	08/18/23	USD	33.25	USD	4,263	(53,100)
Carlyle Group, Inc.	1,209	08/18/23	USD	34.00	USD	3,863	(54,346)
Cigna Group	61	08/18/23	USD	280.00	USD	1,712	(71,675)
Cisco Systems, Inc.	877	08/18/23	USD	52.50	USD	4,538	(103,486)
Citigroup, Inc.	672	08/18/23	USD	49.00	USD	3,094	(31,248)
Cognizant Technology Solutions Corp., Class A	864	08/18/23	USD	64.00	USD	5,640	(304,061)
Comcast Corp., Class A	1,249	08/18/23	USD	42.50	USD	5,190	(111,161)
Elevance Health, Inc.	46	08/18/23	USD	470.00	USD	2,044	(26,450)
EQT Corp.	484	08/18/23	USD	39.00	USD	1,991	(174,240)
Equitable Holdings, Inc.	624	08/18/23	USD	28.00	USD	1,695	(45,188)
Exelon Corp.	188	08/18/23	USD	42.00	USD	766	(11,280)
Exelon Corp.	924	08/18/23	USD	40.46	USD	3,764	(105,433)
Fidelity National Financial, Inc.	1,033	08/18/23	USD	35.00	USD	3,719	(211,765)
Fidelity National Information Services, Inc.	1,445	08/18/23	USD	56.74	USD	7,904	(199,020)
First Citizens BancShares, Inc., Class A	90	08/18/23	USD	1,300.00	USD	11,551	(585,900)
Fortive Corp.	112	08/18/23	USD	67.45	USD	837	(92,030)
Intercontinental Exchange, Inc.	335	08/18/23	USD	115.00	USD	3,788	(72,025)
Laboratory Corp. of America Holdings	437	08/18/23	USD	220.00	USD	10,546	(1,044,430)
Laboratory Corp. of America Holdings	11	08/18/23	USD	240.00	USD	265	(10,340)
Lear Corp.	88	08/18/23	USD	145.00	USD	1,263	(50,160)
Medtronic PLC	316	08/18/23	USD	86.25	USD	2,784	(112,269)
Newell Brands, Inc.	921	08/18/23	USD	9.33	USD	801	(42,467)
Novo Nordisk A/S, ADR	109	08/18/23	USD	170.00	USD	1,764	(42,510)
Pentair PLC	124	08/18/23	USD	62.50	USD	801	(52,080)
PPG Industries, Inc.	130	08/18/23	USD	145.00	USD	1,928	(90,350)
Public Service Enterprise Group, Inc.	583	08/18/23	USD	62.63	USD	3,650	(102,405)
Raymond James Financial, Inc.	285	08/18/23	USD	105.00	USD	2,957	(95,475)
Robert Half International, Inc.	181	08/18/23	USD	80.00	USD	1,361	(25,793)
Rogers Communications, Inc., Class B	463	08/18/23	CAD	60.00	CAD	2,798	(71,298)
Sealed Air Corp.	1,263	08/18/23	USD	43.00	USD	5,052	(80,444)
SS&C Technologies Holdings, Inc.	1,655	08/18/23	USD	61.59	USD	10,029	(314,953)
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	191	08/18/23	USD	105.00	USD	1,928	(54,340)
Unilever PLC, ADR	1,988	08/18/23	USD	50.05	USD	10,363	(482,893)

48	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Enhanced Equity Dividend Trust (BDJ)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call (continued)
Wells Fargo & Co.	2,281	08/18/23	USD	42.50	USD	9,735	$(393,472)
Willis Towers Watson PLC	196	08/18/23	USD	240.00	USD	4,616	(103,880)
Zimmer Biomet Holdings, Inc.	305	08/18/23	USD	145.00	USD	4,441	(158,600)
Medtronic PLC	368	08/29/23	USD	89.00	USD	3,242	(81,835)
Medtronic PLC	470	09/08/23	USD	89.00	USD	4,141	(116,059)
Fortive Corp.	111	09/15/23	USD	70.00	USD	830	(72,150)
Raymond James Financial, Inc.	318	09/15/23	USD	103.80	USD	3,300	(158,558)
Sealed Air Corp.	960	09/15/23	USD	41.75	USD	3,840	(131,595)
Zimmer Biomet Holdings, Inc.	180	09/15/23	USD	145.00	USD	2,621	(113,400)

							$(21,539,204)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
Samsung Electronics Co. Ltd., GDR, Registered Shares	UBS AG	1,500	07/06/23	USD	1,277.12	USD	2,079	$(165,047)
BP PLC	Morgan Stanley & Co. International PLC	732,200	07/11/23	GBP	4.97	GBP	3,357	(772)
JPMorgan Chase & Co.	Citibank N.A.	29,100	07/11/23	USD	138.70	USD	4,232	(181,427)
Prudential PLC	Morgan Stanley & Co. International PLC	282,000	07/11/23	GBP	12.00	GBP	3,136	(3,696)
Samsung Electronics Co. Ltd., GDR, Registered Shares	UBS AG	1,700	07/11/23	USD	1,273.60	USD	2,357	(195,294)
Sony Group Corp.	Morgan Stanley & Co. International PLC	33,600	07/11/23	JPY	13,332.80	JPY	437,658	(26,501)
Koninklijke Philips NV	Goldman Sachs International	217,800	07/13/23	EUR	18.35	EUR	4,325	(363,970)
Sanofi	Goldman Sachs International	103,700	07/13/23	EUR	97.63	EUR	10,231	(167,055)
Shell PLC	Morgan Stanley & Co. International PLC	236,500	07/13/23	GBP	23.04	GBP	5,555	(184,367)
Siemens AG, Registered Shares	Barclays Bank PLC	23,600	07/13/23	EUR	157.94	EUR	3,605	(13,146)
Sony Group Corp.	UBS AG	24,300	07/13/23	JPY	13,812.30	JPY	316,520	(9,230)
AstraZeneca PLC	UBS AG	36,500	07/18/23	GBP	122.66	GBP	4,120	(14,695)
AstraZeneca PLC	UBS AG	19,800	07/18/23	GBP	124.57	GBP	2,235	(4,523)
Sanofi	Goldman Sachs International	57,900	07/18/23	EUR	97.09	EUR	5,712	(129,526)
Panasonic Holdings Corp.	BNP Paribas SA	170,000	07/19/23	JPY	1,504.36	JPY	300,787	(303,339)
Bayer AG, Registered Shares	Goldman Sachs International	75,900	07/25/23	EUR	53.58	EUR	3,850	(13,086)
Prudential PLC	Morgan Stanley & Co. International PLC	96,800	07/26/23	GBP	11.44	GBP	1,076	(23,570)
Panasonic Holdings Corp.	Citibank N.A.	116,200	08/01/23	JPY	1,740.44	JPY	205,597	(57,260)
Komatsu Ltd.	Citibank N.A.	159,700	08/03/23	JPY	3,976.98	JPY	623,292	(84,896)
Shell PLC	Goldman Sachs International	213,800	08/03/23	GBP	23.39	GBP	5,022	(183,378)
Panasonic Holdings Corp.	Citibank N.A.	261,500	08/08/23	JPY	1,745.80	JPY	462,681	(134,448)
Komatsu Ltd.	BNP Paribas SA	114,900	08/10/23	JPY	3,920.70	JPY	448,442	(88,394)
Samsung Electronics Co. Ltd., GDR, Registered Shares	Morgan Stanley & Co. International PLC	3,100	08/10/23	USD	1,450.05	USD	4,297	(75,511)
Prudential PLC	JPMorgan Chase Bank N.A.	96,800	08/15/23	GBP	11.27	GBP	1,076	(47,748)
Shell PLC	Barclays Bank PLC	153,900	08/15/23	GBP	23.66	GBP	3,615	(106,680)
Bayer AG, Registered Shares	Goldman Sachs International	146,600	08/16/23	EUR	52.05	EUR	7,437	(172,206)
BP PLC	Morgan Stanley & Co. International PLC	2,333,400	08/16/23	GBP	4.72	GBP	10,697	(249,816)
Koninklijke Philips NV	UBS AG	130,500	08/16/23	EUR	19.12	EUR	2,591	(203,448)
Panasonic Holdings Corp.	Societe Generale	217,100	08/16/23	JPY	1,710.21	JPY	384,122	(153,426)

								$(3,356,455)

Balances Reported in the Consolidated Statements of Assets and Liabilities for Options Written

Description	Swap Premiums Paid		Swap Premiums Received		Unrealized Appreciation	Unrealized Depreciation	Value

Options Written	$	N/A	$	N/A	$4,211,634	$(9,733,730)	$(24,895,659)

S C H E D U L E O F I N V E S T M E N T S	49

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Enhanced Equity Dividend Trust (BDJ)

Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Consolidated Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Options written
Options written at value	$—	$—	$24,895,659	$—	$—	$—	$24,895,659

For the period ended June 30, 2023, the effect of derivative financial instruments in the Consolidated Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Options purchased(a)	$—	$—	$(8,278,345)	$—	$—	$—	$(8,278,345)
Options written	—	—	4,987,132	—	—	—	4,987,132

	$—	$—	$(3,291,213)	$—	$—	$—	$(3,291,213)

Net Change in Unrealized Appreciation (Depreciation) on:
Options written	$—	$—	$(13,463,460)	$—	$—	$—	$(13,463,460)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts purchased	$	—(a)
Average value of option contracts written		$25,918,602

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.
For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.
Derivative Financial Instruments — Offsetting as of Period End
The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments
Options	$—	$24,895,659

Total derivative assets and liabilities in the Consolidated Statements of Assets and Liabilities	—	24,895,659

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(21,539,204)

Total derivative assets and liabilities subject to an MNA	$—	$3,356,455

50	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Enhanced Equity Dividend Trust (BDJ)

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged (a)	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(b)
Barclays Bank PLC	$119,826	$—	$—	$—	$119,826
BNP Paribas SA	391,733	—	(391,733)	—	—
Citibank N.A.	458,031	—	(458,031)	—	—
Goldman Sachs International	1,029,221	—	(1,029,221)	—	—
JPMorgan Chase Bank N.A.	47,748	—	(5,096)	—	42,652
Morgan Stanley & Co. International PLC	564,233	—	(564,233)	—	—
Societe Generale	153,426	—	(153,426)	—	—
UBS AG	592,237	—	(592,237)	—	—

	$3,356,455	$—	$(3,193,977)	$—	$162,478

(a)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(b)
Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Consolidated Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Consolidated Financial Statements.
The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Consolidated Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Aerospace & Defense	$45,673,091	$—	$—	$45,673,091
Automobile Components	6,861,690	—	—	6,861,690
Automobiles	35,280,356	—	—	35,280,356
Banks	168,731,603	—	—	168,731,603
Beverages	16,069,582	—	—	16,069,582
Capital Markets	41,257,109	—	—	41,257,109
Chemicals	8,963,104	—	—	8,963,104
Communications Equipment	37,233,656	—	—	37,233,656
Consumer Staples Distribution & Retail	31,867,027	—	—	31,867,027
Containers & Packaging	23,730,880	—	—	23,730,880
Diversified Telecommunication Services	29,380,634	—	—	29,380,634
Electric Utilities	33,495,308	—	—	33,495,308
Entertainment	8,382,455	—	—	8,382,455
Financial Services	64,664,716	—	—	64,664,716
Food Products	44,278,957	—	—	44,278,957
Ground Transportation	9,373,847	—	—	9,373,847
Health Care Equipment & Supplies	103,502,566	18,872,411	—	122,374,977
Health Care Providers & Services	145,295,392	—	—	145,295,392
Household Durables	6,504,764	26,564,678	—	33,069,442
Industrial Conglomerates	—	7,125,129	—	7,125,129
Insurance	101,635,118	12,213,975	—	113,849,093
Interactive Media & Services	11,241,626	—	—	11,241,626
IT Services	42,841,175	—	—	42,841,175
Machinery	7,055,777	13,502,367	—	20,558,144
Media	44,059,573	—	—	44,059,573
Multi-Utilities	24,329,806	—	—	24,329,806
Oil, Gas & Consumable Fuels	65,742,957	70,152,472	10,037,117	145,932,546
Personal Care Products	33,113,914	—	—	33,113,914
Pharmaceuticals	20,482,459	68,673,403	—	89,155,862
Professional Services	69,120,777	—	—	69,120,777

S C H E D U L E O F I N V E S T M E N T S	51

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Enhanced Equity Dividend Trust (BDJ)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Common Stocks (continued)
Semiconductors & Semiconductor Equipment	$7,987,212	$—	$—	$7,987,212
Software	34,586,264	—	—	34,586,264
Specialty Retail	9,892,669	—	—	9,892,669
Technology Hardware, Storage & Peripherals	—	22,212,817	—	22,212,817
Textiles, Apparel & Luxury Goods	8,442,721	—	—	8,442,721
Tobacco	23,005,808	—	—	23,005,808
Wireless Telecommunication Services	7,657,117	—	—	7,657,117
Short-Term Securities
Money Market Funds	54,579,536	—	—	54,579,536

	$1,426,321,246	$239,317,252	$10,037,117	$1,675,675,615

Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$(17,040,391)	$(7,855,268)	$—	$(24,895,659)

(a)	Derivative financial instruments are options written. Options written are shown at value.
See notes to financial statements.

52	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) June 30, 2023	BlackRock Enhanced Global Dividend Trust (BOE) (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Canada — 2.3%
TELUS Corp.	854,087	$16,620,768

Denmark — 2.0%
Novo Nordisk A/S, Class B	88,367	14,274,779

France — 9.3%
Air Liquide SA	68,615	12,305,078
EssilorLuxottica SA	82,291	15,517,630
Kering SA	17,738	9,794,909
LVMH Moet Hennessy Louis Vuitton SE	8,731	8,232,566
Sanofi	192,899	20,766,688

		66,616,871

India — 0.1%
AceVector Limited, Series I, (Acquired 08/31/18, Cost: $2,637,143)(a)(b)	566,400	437,040

Indonesia — 1.1%
Bank Rakyat Indonesia Persero Tbk PT	22,422,100	8,186,119

Ireland(c) — 4.8%
Accenture PLC, Class A	65,207	20,121,576
Medtronic PLC	161,221	14,203,570

		34,325,146

Japan — 1.5%
KDDI Corp.	352,200	10,877,033

Mexico — 2.0%
Wal-Mart de Mexico SAB de CV	3,624,607	14,340,035

Netherlands — 3.5%
Koninklijke KPN NV	3,096,591	11,054,747
Shell PLC	477,667	14,388,861

		25,443,608

Singapore — 1.3%
DBS Group Holdings Ltd.	405,168	9,461,794

Spain — 1.0%
Industria de Diseno Textil SA	191,048	7,410,331

Switzerland — 5.0%
Lonza Group AG, Registered Shares	17,163	10,258,540
TE Connectivity Ltd.(c)	76,977	10,789,096
Zurich Insurance Group AG	31,721	15,089,319

		36,136,955

Taiwan — 4.2%
MediaTek, Inc.	480,000	10,625,204
Taiwan Semiconductor Manufacturing Co. Ltd.	1,076,000	19,877,289

		30,502,493

United Kingdom — 13.4%
AstraZeneca PLC	136,569	19,577,740
Ferguson PLC	74,135	11,709,730
Prudential PLC	1,065,116	15,043,044
Reckitt Benckiser Group PLC	267,936	20,135,594
RELX PLC	505,465	16,861,411
Taylor Wimpey PLC	10,188,248	13,309,837

		96,637,356

Security	Shares	Value

United States — 48.4%
AbbVie, Inc.(c)(d)	131,096	$17,662,576
American Express Co.(c)	70,189	12,226,924
Apple, Inc.(c)(d)	135,913	26,363,045
Assurant, Inc.(c)	89,681	11,274,695
Baker Hughes Co.(c)(d)	504,799	15,956,696
Carrier Global Corp.(c)	310,408	15,430,382
Citizens Financial Group, Inc.(c)	392,831	10,245,033
Intercontinental Exchange, Inc.(c)	160,687	18,170,486
International Flavors & Fragrances, Inc.(c)(d)	173,549	13,812,765
M&T Bank Corp.(c)	87,077	10,776,650
Microsoft Corp.(c)	100,503	34,225,292
Mondelez International, Inc., Class A(c)	294,985	21,516,206
Oracle Corp.	153,421	18,270,907
Otis Worldwide Corp.(c)(d)	173,733	15,463,974
Paychex, Inc.(c)(d)	170,700	19,096,209
Philip Morris International, Inc.(c)(d)	189,817	18,529,936
Republic Services, Inc.(c)	74,667	11,436,744
Synchrony Financial(c)	225,639	7,653,675
United Parcel Service, Inc., Class B(c)(d)	83,321	14,935,289
UnitedHealth Group, Inc.(c)	29,474	14,166,383
Walt Disney Co.(c)(d)(e)	161,930	14,457,110
Williams Cos., Inc.(c)	226,242	7,382,276

		349,053,253

Total Long-Term Investments — 99.9% (Cost: $639,242,116)		720,323,581

Short-Term Securities

Money Market Funds — 1.0%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 4.98%(f)(g)	7,220,667	7,220,667

Total Short-Term Securities — 1.0% (Cost: $7,220,667)		7,220,667

Total Investments Before Options Written — 100.9% (Cost: $646,462,783)		727,544,248

Options Written — (1.0)% (Premiums Received: $(6,795,289))		(7,357,120)

Total Investments, Net of Options Written — 99.9% (Cost: $639,667,494)		720,187,128
Other Assets Less Liabilities — 0.1%		1,074,434

Net Assets — 100.0%		$721,261,562

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)
Restricted security as to resale, excluding 144A securities. The Trust held restricted securities with a current value of $437,040, representing 0.1% of its net assets as of period end, and an original cost of $2,637,143.

(c)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(d)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(e)	Non-income producing security.
(f)	Affiliate of the Trust.
(g)	Annualized 7-day yield as of period end.

S C H E D U L E O F I N V E S T M E N T S	53

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Enhanced Global Dividend Trust (BOE)

Affiliates
Investments in issuers considered to be affiliate(s) of the Trust during the six months ended June 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/22	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/23	Shares Held at 06/30/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$6,643,752	$576,915	(a)	$—		$—	$—	$7,220,667	7,220,667	$227,151		$—
SL Liquidity Series, LLC, Money Market Series(b)	—	—		(1,183	)(a)	1,183	—	—	—	2,629	(c)	—

						$1,183	$—	$7,220,667		$229,780		$—

(a)	Represents net amount purchased (sold).
(b)	As of period end, the entity is no longer held.
(c)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End
Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
American Express Co.	134	07/07/23	USD	165.00	USD	2,334	$(124,285)
Apple, Inc.	200	07/07/23	USD	185.00	USD	3,879	(183,500)
Microsoft Corp.	87	07/07/23	USD	340.00	USD	2,963	(30,232)
Mondelez International, Inc., Class A	368	07/07/23	USD	75.00	USD	2,684	(3,680)
United Parcel Service, Inc., Class B	203	07/07/23	USD	175.00	USD	3,639	(98,455)
UnitedHealth Group, Inc.	33	07/07/23	USD	485.00	USD	1,586	(6,468)
American Express Co.	181	07/14/23	USD	175.00	USD	3,153	(32,127)
Microsoft Corp.	146	07/14/23	USD	330.00	USD	4,972	(174,470)
Mondelez International, Inc., Class A	23	07/14/23	USD	73.00	USD	168	(1,495)
Walt Disney Co.	293	07/14/23	USD	96.00	USD	2,616	(3,370)
Williams Cos., Inc.	280	07/14/23	USD	31.00	USD	914	(47,600)
AbbVie, Inc.	268	07/21/23	USD	150.00	USD	3,611	(1,206)
Assurant, Inc.	145	07/21/23	USD	129.90	USD	1,823	(14,942)
Baker Hughes Co.	753	07/21/23	USD	32.00	USD	2,380	(60,240)
Citizens Financial Group, Inc.	660	07/21/23	USD	27.50	USD	1,721	(33,000)
Citizens Financial Group, Inc.	1,107	07/21/23	USD	30.00	USD	2,887	(13,838)
Intercontinental Exchange, Inc.	565	07/21/23	USD	109.00	USD	6,389	(269,486)
International Flavors & Fragrances, Inc.	322	07/21/23	USD	80.00	USD	2,563	(56,350)
M&T Bank Corp.	140	07/21/23	USD	125.00	USD	1,733	(58,100)
M&T Bank Corp.	251	07/21/23	USD	135.00	USD	3,106	(26,355)
Medtronic PLC	96	07/21/23	USD	90.00	USD	846	(5,472)
Microsoft Corp.	38	07/21/23	USD	330.00	USD	1,294	(54,340)
Microsoft Corp.	98	07/21/23	USD	340.00	USD	3,337	(70,070)
Otis Worldwide Corp.	607	07/21/23	USD	84.60	USD	5,403	(310,173)
Paychex, Inc.	366	07/21/23	USD	108.89	USD	4,094	(147,686)
Paychex, Inc.	402	07/21/23	USD	115.00	USD	4,497	(26,130)
Philip Morris International, Inc.	315	07/21/23	USD	95.00	USD	3,075	(114,975)
Republic Services, Inc.	168	07/21/23	USD	150.00	USD	2,573	(70,560)
Synchrony Financial	516	07/21/23	USD	30.00	USD	1,750	(211,560)
TE Connectivity Ltd.	186	07/21/23	USD	125.00	USD	2,607	(293,880)
TELUS Corp.	482	07/21/23	CAD	26.00	CAD	1,243	(5,821)
AbbVie, Inc.	94	07/28/23	USD	140.00	USD	1,266	(6,674)
Accenture PLC, Class A	146	07/28/23	USD	330.00	USD	4,505	(10,220)
Medtronic PLC	72	07/28/23	USD	87.00	USD	634	(16,776)
Microsoft Corp.	120	07/28/23	USD	345.00	USD	4,086	(99,600)
Mondelez International, Inc., Class A	486	07/28/23	USD	76.00	USD	3,545	(14,580)
Mondelez International, Inc., Class A	450	07/28/23	USD	74.00	USD	3,282	(40,500)
UnitedHealth Group, Inc.	99	07/28/23	USD	490.00	USD	4,758	(74,250)
Walt Disney Co.	369	07/28/23	USD	94.00	USD	3,294	(25,461)
Williams Cos., Inc.	230	07/28/23	USD	31.40	USD	750	(35,380)

54	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Enhanced Global Dividend Trust (BOE)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Apple, Inc.	294	08/04/23	USD	190.00	USD	5,703	$(241,815)
Oracle Corp.	345	08/04/23	USD	124.00	USD	4,109	(45,540)
United Parcel Service, Inc., Class B	171	08/04/23	USD	180.00	USD	3,065	(70,537)
Williams Cos., Inc.	281	08/04/23	USD	31.40	USD	917	(47,544)
Baker Hughes Co.	765	08/07/23	USD	29.75	USD	2,418	(196,197)
Accenture PLC, Class A	147	08/11/23	USD	310.00	USD	4,536	(113,190)
Oracle Corp.	345	08/11/23	USD	124.00	USD	4,109	(53,992)
AbbVie, Inc.	176	08/18/23	USD	145.00	USD	2,371	(13,992)
Apple, Inc.	117	08/18/23	USD	190.00	USD	2,269	(102,082)
Assurant, Inc.	168	08/18/23	USD	130.00	USD	2,112	(51,660)
Baker Hughes Co.	753	08/18/23	USD	31.60	USD	2,380	(108,064)
Carrier Global Corp.	698	08/18/23	USD	50.00	USD	3,470	(120,405)
Intercontinental Exchange, Inc.	33	08/18/23	USD	115.00	USD	373	(7,095)
International Flavors & Fragrances, Inc.	285	08/18/23	USD	85.00	USD	2,268	(50,587)
Medtronic PLC	234	08/18/23	USD	86.25	USD	2,062	(83,136)
Otis Worldwide Corp.	69	08/18/23	USD	80.23	USD	614	(65,816)
Philip Morris International, Inc.	539	08/18/23	USD	95.00	USD	5,262	(242,550)
Republic Services, Inc.	168	08/18/23	USD	146.50	USD	2,573	(142,944)
Synchrony Financial	499	08/18/23	USD	33.70	USD	1,693	(77,965)
TE Connectivity Ltd.	160	08/18/23	USD	135.00	USD	2,243	(132,000)
TELUS Corp.	482	08/18/23	CAD	26.00	CAD	1,243	(14,554)
Medtronic PLC	94	08/29/23	USD	89.00	USD	828	(20,904)
Medtronic PLC	68	09/08/23	USD	89.00	USD	599	(16,792)
Carrier Global Corp.	698	09/15/23	USD	50.00	USD	3,470	(157,050)
Otis Worldwide Corp.	105	09/15/23	USD	90.00	USD	935	(30,450)
TELUS Corp.	1,531	09/15/23	CAD	26.00	CAD	3,947	(57,207)

							$(5,137,375)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
Industria de Diseno Textil SA	UBS AG	13,300	07/11/23	EUR	32.16	EUR	472	$(48,761)
Lonza Group AG, Registered Shares	Goldman Sachs International	8,200	07/11/23	CHF	605.07	CHF	4,374	(514)
Novo Nordisk A/S, Class B	Barclays Bank PLC	21,400	07/11/23	DKK	1,191.22	DKK	23,527	(1,632)
Prudential PLC	Morgan Stanley & Co. International PLC	175,500	07/11/23	GBP	12.00	GBP	1,945	(2,300)
Zurich Insurance Group AG	Barclays Bank PLC	7,600	07/11/23	CHF	442.18	CHF	3,229	(1,577)
Taylor Wimpey PLC	UBS AG	881,100	07/12/23	GBP	1.26	GBP	905	(1)
Wal-Mart de Mexico SAB de CV	Citibank N.A.	799,700	07/12/23	MXN	68.49	MXN	54,156	(45,360)
Air Liquide SA	Goldman Sachs International	30,900	07/13/23	EUR	159.49	EUR	5,074	(176,547)
Koninklijke KPN NV	Barclays Bank PLC	789,100	07/13/23	EUR	3.28	EUR	2,580	(23,843)
Novo Nordisk A/S, Class B	Morgan Stanley & Co. International PLC	10,900	07/13/23	DKK	1,149.69	DKK	11,983	(7,593)
Reckitt Benckiser Group PLC	Morgan Stanley & Co. International PLC	28,800	07/13/23	GBP	64.10	GBP	1,703	(384)
RELX PLC	Morgan Stanley & Co. International PLC	33,750	07/13/23	EUR	30.21	EUR	1,031	(20,018)
Sanofi	Goldman Sachs International	19,500	07/13/23	EUR	97.63	EUR	1,915	(31,414)
Taylor Wimpey PLC	Goldman Sachs International	766,000	07/13/23	GBP	1.17	GBP	787	(233)
Zurich Insurance Group AG	Barclays Bank PLC	6,700	07/13/23	CHF	444.02	CHF	2,847	(1,660)
AstraZeneca PLC	UBS AG	38,000	07/18/23	GBP	124.57	GBP	4,285	(8,680)
AstraZeneca PLC	UBS AG	16,300	07/18/23	GBP	122.66	GBP	1,838	(6,562)
Ferguson PLC	Morgan Stanley & Co. International PLC	16,000	07/18/23	GBP	124.80	GBP	1,986	(42,064)
Reckitt Benckiser Group PLC	Barclays Bank PLC	59,000	07/18/23	GBP	67.68	GBP	3,488	(578)
Sanofi	Goldman Sachs International	48,100	07/18/23	EUR	97.09	EUR	4,723	(107,603)
Prudential PLC	Morgan Stanley & Co. International PLC	68,500	07/19/23	GBP	11.63	GBP	759	(7,919)
KDDI Corp.	BNP Paribas SA	81,300	07/25/23	JPY	4,495.43	JPY	361,785	(40,227)
Lonza Group AG, Registered Shares	UBS AG	5,000	07/25/23	CHF	612.75	CHF	2,667	(3,004)
Reckitt Benckiser Group PLC	UBS AG	32,800	07/25/23	GBP	63.72	GBP	1,939	(3,959)
RELX PLC	Morgan Stanley & Co. International PLC	52,000	07/25/23	EUR	30.46	EUR	1,588	(30,358)
Shell PLC	Morgan Stanley & Co. International PLC	105,000	07/25/23	EUR	27.03	EUR	2,897	(109,168)
Wal-Mart de Mexico SAB de CV	Citibank N.A.	415,600	07/25/23	MXN	70.46	MXN	28,144	(17,907)
KDDI Corp.	UBS AG	112,500	07/26/23	JPY	4,492.08	JPY	500,625	(58,164)

S C H E D U L E O F I N V E S T M E N T S	55

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Enhanced Global Dividend Trust (BOE)

OTC Options Written (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
MediaTek, Inc.	Morgan Stanley & Co. International PLC	31,919	07/26/23	TWD	775.69	TWD	21,960	$(851)
Prudential PLC	Morgan Stanley & Co. International PLC	152,100	07/26/23	GBP	11.44	GBP	1,686	(37,036)
RELX PLC	Morgan Stanley & Co. International PLC	52,000	07/26/23	EUR	30.29	EUR	1,588	(38,062)
EssilorLuxottica SA	Barclays Bank PLC	24,500	08/01/23	EUR	171.93	EUR	4,229	(132,548)
RELX PLC	Barclays Bank PLC	89,700	08/01/23	EUR	30.83	EUR	2,739	(46,189)
Ferguson PLC	Barclays Bank PLC	13,100	08/02/23	GBP	120.02	GBP	1,626	(102,031)
Ferguson PLC	Morgan Stanley & Co. International PLC	4,300	08/02/23	GBP	121.58	GBP	534	(27,269)
Novo Nordisk A/S, Class B	Citibank N.A.	7,500	08/02/23	DKK	1,117.35	DKK	8,246	(32,128)
Taiwan Semiconductor Manufacturing Co. Ltd.	Morgan Stanley & Co. International PLC	180,000	08/02/23	TWD	601.80	TWD	103,680	(47,365)
Taylor Wimpey PLC	Citibank N.A.	766,000	08/02/23	GBP	1.12	GBP	787	(11,168)
DBS Group Holdings Ltd.	Citibank N.A.	71,500	08/03/23	SGD	31.84	SGD	2,253	(28,212)
MediaTek, Inc.	Morgan Stanley & Co. International PLC	87,000	08/03/23	TWD	711.75	TWD	59,856	(34,778)
Shell PLC	Goldman Sachs International	62,100	08/03/23	EUR	27.40	EUR	1,714	(56,206)
EssilorLuxottica SA	UBS AG	12,500	08/08/23	EUR	171.20	EUR	2,158	(83,145)
Taiwan Semiconductor Manufacturing Co. Ltd.	Morgan Stanley & Co. International PLC	82,000	08/08/23	TWD	582.61	TWD	47,232	(44,141)
Industria de Diseno Textil SA	Goldman Sachs International	117,000	08/10/23	EUR	35.47	EUR	4,149	(108,714)
Koninklijke KPN NV	Goldman Sachs International	604,400	08/10/23	EUR	3.27	EUR	1,976	(26,295)
Taylor Wimpey PLC	Morgan Stanley & Co. International PLC	535,500	08/10/23	GBP	1.14	GBP	550	(7,556)
Prudential PLC	JPMorgan Chase Bank N.A.	83,300	08/15/23	GBP	11.27	GBP	923	(41,089)
Wal-Mart de Mexico SAB de CV	JPMorgan Chase Bank N.A.	415,700	08/15/23	MXN	69.16	MXN	28,151	(49,711)
AstraZeneca PLC	Goldman Sachs International	20,800	08/16/23	GBP	117.36	GBP	2,345	(57,916)
DBS Group Holdings Ltd.	Citibank N.A.	110,800	08/16/23	SGD	31.68	SGD	3,491	(42,486)
Kering SA	Goldman Sachs International	6,200	08/16/23	EUR	523.06	EUR	3,135	(81,080)
LVMH Moet Hennessy Louis Vuitton SE	Goldman Sachs International	4,200	08/16/23	EUR	858.61	EUR	3,625	(146,391)
MediaTek, Inc.	Bank of America N.A.	48,700	08/16/23	TWD	727.65	TWD	33,506	(18,208)
Taiwan Semiconductor Manufacturing Co. Ltd.	Morgan Stanley & Co. International PLC	115,000	08/16/23	TWD	592.62	TWD	66,240	(53,588)
Taylor Wimpey PLC	Morgan Stanley & Co. International PLC	535,500	08/16/23	GBP	1.14	GBP	550	(9,168)
Taylor Wimpey PLC	Morgan Stanley & Co. International PLC	1,100,600	08/22/23	GBP	1.05	GBP	1,131	(58,384)

								$(2,219,745)

Balances Reported in the Statements of Assets and Liabilities for Options Written

Description	Swap Premiums Paid		Swap Premiums Received		Unrealized Appreciation	Unrealized Depreciation	Value
Options Written	$	N/A	$	N/A	$2,027,722	$(2,589,553)	$(7,357,120)
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Options written
Options written at value	$—	$—	$7,357,120	$—	$—	$—	$7,357,120

56	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Enhanced Global Dividend Trust (BOE)

For the period ended June 30, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Options purchased(a)	$—	$—	$(7,590,001)	$—	$—	$—	$(7,590,001)
Options written	—	—	6,365,169	—	—	—	6,365,169

	$—	$—	$(1,224,832)	$—	$—	$—	$(1,224,832)

Net Change in Unrealized Appreciation (Depreciation) on:
Options written	$—	$—	$(3,947,548)	$—	$—	$—	$(3,947,548)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts purchased	$—	(a)
Average value of option contracts written	$8,216,310

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.
For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Derivative Financial Instruments — Offsetting as of Period End
The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Options	$—	$7,357,120

Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	7,357,120

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(5,137,375)

Total derivative assets and liabilities subject to an MNA	$—	$2,219,745

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged(a )	Cash Collateral Pledged	Net Amount of Derivative Liabilities(b	)
Bank of America N.A.	$18,208	$—	$(18,208)	$—	$—
Barclays Bank PLC	310,058	—	(310,058)	—	—
BNP Paribas SA	40,227	—	—	—	40,227
Citibank N.A.	177,261	—	(177,261)	—	—
Goldman Sachs International	792,913	—	(792,913)	—	—
JPMorgan Chase Bank N.A.	90,800	—	(90,800)	—	—
Morgan Stanley & Co. International PLC	578,002	—	(578,002)	—	—
UBS AG	212,276	—	(212,276)	—	—

	$2,219,745	$—	$(2,179,518)	$—	$40,227

(a)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(b)
Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

S C H E D U L E O F I N V E S T M E N T S	57

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Enhanced Global Dividend Trust (BOE)

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Canada	$16,620,768	$—	$—	$16,620,768
Denmark	—	14,274,779	—	14,274,779
France	—	66,616,871	—	66,616,871
India	—	—	437,040	437,040
Indonesia	—	8,186,119	—	8,186,119
Ireland	34,325,146	—	—	34,325,146
Japan	—	10,877,033	—	10,877,033
Mexico	14,340,035	—	—	14,340,035
Netherlands	—	25,443,608	—	25,443,608
Singapore	—	9,461,794	—	9,461,794
Spain	—	7,410,331	—	7,410,331
Switzerland	10,789,096	25,347,859	—	36,136,955
Taiwan	—	30,502,493	—	30,502,493
United Kingdom	—	96,637,356	—	96,637,356
United States	349,053,253	—	—	349,053,253
Short-Term Securities
Money Market Funds	7,220,667	—	—	7,220,667

	$432,348,965	$294,758,243	$437,040	$727,544,248

Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$(3,600,346)	$(3,756,774)	$—	$(7,357,120)

(a)	Derivative financial instruments are options written. Options written are shown at value.
See notes to financial statements.

58	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) June 30, 2023	BlackRock Enhanced International Dividend Trust (BGY) (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Canada — 2.0%
TELUS Corp.	651,863	$12,685,433

China — 2.9%
Budweiser Brewing Co. APAC Ltd.(a)	4,826,400	12,489,081
Yum China Holdings, Inc.(b)	100,923	5,702,149

		18,191,230

Denmark — 3.0%
Novo Nordisk A/S, Class B	119,331	19,276,694

France — 13.0%
Air Liquide SA	70,541	12,650,477
EssilorLuxottica SA	65,768	12,401,885
Kering SA	37,887	20,921,170
LVMH Moet Hennessy Louis Vuitton SE	17,294	16,306,724
Sanofi	186,010	20,025,047

		82,305,303

Germany — 5.4%
MTU Aero Engines AG	52,623	13,648,779
Symrise AG	192,507	20,184,839

		33,833,618

India — 3.2%
AceVector Limited, Series I, (Acquired 01/25/22, Cost: $3,948,600)(c)(d)	848,000	654,325
HDFC Bank Ltd.	957,251	19,865,641

		20,519,966

Indonesia — 2.0%
Bank Rakyat Indonesia Persero Tbk PT	33,956,300	12,397,158

Italy — 2.0%
FinecoBank Banca Fineco SpA	935,202	12,588,392

Japan — 6.9%
Daiichi Sankyo Co. Ltd.	170,900	5,430,221
KDDI Corp.	681,000	21,031,401
Sony Group Corp.	189,600	17,115,223

		43,576,845

Mexico — 2.7%
Wal-Mart de Mexico SAB de CV	4,298,658	17,006,784

Netherlands — 8.5%
Heineken NV	152,431	15,675,480
Koninklijke KPN NV	5,283,115	18,860,579
Shell PLC	637,172	19,193,663

		53,729,722

Singapore — 3.9%
DBS Group Holdings Ltd.	477,400	11,148,611
United Overseas Bank Ltd.	653,100	13,552,637

		24,701,248

Spain — 3.1%
Industria de Diseno Textil SA	511,009	19,820,913

Sweden — 1.9%
Epiroc AB, Class A	650,270	12,317,321

Switzerland — 5.5%
Lonza Group AG, Registered Shares	37,625	22,488,934
Zurich Insurance Group AG	25,565	12,160,979

		34,649,913

Security	Shares	Value

Taiwan — 6.2%
MediaTek, Inc.	645,000	$14,277,618
Taiwan Semiconductor Manufacturing Co. Ltd.	1,356,000	25,049,817

		39,327,435

United Kingdom — 17.8%
AstraZeneca PLC	129,879	18,618,700
BAE Systems PLC	1,094,795	12,908,985
Ferguson PLC	106,107	16,759,754
Prudential PLC	1,363,945	19,263,521
Reckitt Benckiser Group PLC	250,225	18,804,599
RELX PLC	571,799	19,074,195
Smith & Nephew PLC	423,876	6,838,526

		112,268,280

United States(b) — 8.8%
Baker Hughes Co.	599,573	18,952,503
Otis Worldwide Corp.(e)	232,078	20,657,263
Visa, Inc., Class A(e)	66,582	15,811,893

		55,421,659

Total Long-Term Investments — 98.8% (Cost: $537,755,495)		624,617,914

Short-Term Securities

Money Market Funds — 1.3%

BlackRock Liquidity Funds, T-Fund, Institutional Class, 4.98%(f)(g)	8,600,233	8,600,233

Total Short-Term Securities — 1.3% (Cost: $8,600,233)		8,600,233

Total Investments Before Options Written — 100.1% (Cost: $546,355,728)		633,218,147

Options Written — (0.9)% (Premiums Received: $(6,096,040))		(5,767,908)

Total Investments, Net of Options Written — 99.2% (Cost: $540,259,688)		627,450,239

Other Assets Less Liabilities — 0.8%		4,996,998

Net Assets — 100.0%		$632,447,237

(a)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)
Restricted security as to resale, excluding 144A securities. The Trust held restricted securities with a current value of $654,325, representing 0.1% of its net assets as of period end, and an original cost of $3,948,600.

(e)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(f)	Affiliate of the Trust.
(g)	Annualized 7-day yield as of period end.

S C H E D U L E O F I N V E S T M E N T S	59

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Enhanced International Dividend Trust (BGY)

Affiliates
Investments in issuers considered to be affiliate(s) of the Trust during the six months ended June 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/22	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/23	Shares Held at 06/30/23	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$5,622,321	$2,977,912	(a)	$—	$—	$—	$8,600,233	8,600,233	$242,490	$—

(a)	Represents net amount purchased (sold).
Derivative Financial Instruments Outstanding as of Period End
Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Visa, Inc., Class A	37	07/07/23	USD	235.00	USD	879	$(12,118)
Visa, Inc., Class A	34	07/14/23	USD	230.00	USD	807	(28,390)
Baker Hughes Co.	1,000	07/21/23	USD	32.00	USD	3,161	(80,000)
Otis Worldwide Corp.	201	07/21/23	USD	84.60	USD	1,789	(102,710)
TELUS Corp.	617	07/21/23	CAD	26.00	CAD	1,591	(7,452)
Visa, Inc., Class A	187	07/21/23	USD	230.00	USD	4,441	(167,832)
Yum China Holdings, Inc.	197	07/21/23	USD	65.00	USD	1,113	(1,970)
Yum China Holdings, Inc.	257	07/21/23	USD	60.00	USD	1,452	(5,783)
Visa, Inc., Class A	37	07/28/23	USD	230.00	USD	879	(39,127)
Visa, Inc., Class A	34	07/28/23	USD	235.00	USD	807	(23,715)
Visa, Inc., Class A	37	08/04/23	USD	240.00	USD	879	(17,390)
Baker Hughes Co.	1,000	08/07/23	USD	29.75	USD	3,161	(256,467)
Baker Hughes Co.	1,000	08/18/23	USD	31.60	USD	3,161	(143,511)
Otis Worldwide Corp.	406	08/18/23	USD	80.23	USD	3,614	(387,264)
TELUS Corp.	617	08/18/23	CAD	26.00	CAD	1,591	(18,630)
Otis Worldwide Corp.	437	09/15/23	USD	90.00	USD	3,890	(126,730)
TELUS Corp.	1,953	09/15/23	CAD	26.00	CAD	5,035	(72,975)

							$(1,492,064)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Industria de Diseno Textil SA	UBS AG	142,100	07/11/23	EUR	32.16	EUR	5,051	$(520,974)
Lonza Group AG, Registered Shares	Goldman Sachs International	9,200	07/11/23	CHF	605.07	CHF	4,922	(577)
Prudential PLC	Morgan Stanley & Co. International PLC	185,900	07/11/23	GBP	12.00	GBP	2,067	(2,436)
Zurich Insurance Group AG	Barclays Bank PLC	6,300	07/11/23	CHF	442.18	CHF	2,682	(1,307)
BAE Systems PLC	UBS AG	246,300	07/12/23	GBP	9.84	GBP	2,287	(3,547)
Smith & Nephew PLC	Morgan Stanley & Co. International PLC	95,300	07/12/23	GBP	12.94	GBP	1,211	(7,825)
Wal-Mart de Mexico SAB de CV	Citibank N.A.	466,300	07/12/23	MXN	68.49	MXN	31,578	(26,449)
Air Liquide SA	Goldman Sachs International	22,400	07/13/23	EUR	159.49	EUR	3,681	(127,982)
Budweiser Brewing Co. APAC Ltd.	Morgan Stanley & Co. International PLC	893,700	07/13/23	HKD	20.06	HKD	18,121	(67,938)
Koninklijke KPN NV	Barclays Bank PLC	937,100	07/13/23	EUR	3.28	EUR	3,066	(28,315)
Novo Nordisk A/S, Class B	Morgan Stanley & Co. International PLC	64,200	07/13/23	DKK	1,149.69	DKK	70,765	(44,724)
Reckitt Benckiser Group PLC	Morgan Stanley & Co. International PLC	25,650	07/13/23	GBP	64.10	GBP	1,518	(342)
Sanofi	Goldman Sachs International	18,600	07/13/23	EUR	97.63	EUR	1,835	(29,964)
Shell PLC	Barclays Bank PLC	70,600	07/13/23	EUR	26.98	EUR	1,949	(63,905)
United Overseas Bank Ltd.	BNP Paribas SA	74,000	07/13/23	SGD	28.46	SGD	2,077	(7,308)
Zurich Insurance Group AG	Barclays Bank PLC	5,300	07/13/23	CHF	444.02	CHF	2,257	(1,313)
AstraZeneca PLC	UBS AG	55,300	07/18/23	GBP	124.57	GBP	6,242	(12,632)
AstraZeneca PLC	UBS AG	16,100	07/18/23	GBP	122.66	GBP	1,817	(6,482)
BAE Systems PLC	UBS AG	246,300	07/18/23	GBP	10.28	GBP	2,287	(3,363)
Budweiser Brewing Co. APAC Ltd.	Bank of America N.A.	751,100	07/18/23	HKD	21.75	HKD	15,230	(16,002)

60	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Enhanced International Dividend Trust (BGY)

OTC Options Written (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Ferguson PLC	Morgan Stanley & Co. International PLC	25,400	07/18/23	GBP	124.80	GBP	3,159	$(66,777)
Koninklijke KPN NV	Barclays Bank PLC	372,900	07/18/23	EUR	3.36	EUR	1,220	(9,672)
Reckitt Benckiser Group PLC	Barclays Bank PLC	78,100	07/18/23	GBP	67.68	GBP	4,621	(766)
Sanofi	Goldman Sachs International	61,800	07/18/23	EUR	97.09	EUR	6,097	(138,251)
Smith & Nephew PLC	Goldman Sachs International	95,400	07/18/23	GBP	13.49	GBP	1,212	(3,293)
Prudential PLC	Morgan Stanley & Co. International PLC	154,100	07/19/23	GBP	11.63	GBP	1,714	(17,815)
Epiroc AB, Class A	Morgan Stanley & Co. International PLC	45,800	07/25/23	SEK	208.40	SEK	9,357	(20,652)
KDDI Corp.	BNP Paribas SA	107,500	07/25/23	JPY	4,495.44	JPY	479,050	(53,191)
KDDI Corp.	Citibank N.A.	158,900	07/25/23	JPY	4,522.88	JPY	708,103	(66,115)
Lonza Group AG, Registered Shares	UBS AG	10,000	07/25/23	CHF	612.75	CHF	5,350	(6,007)
Reckitt Benckiser Group PLC	UBS AG	37,850	07/25/23	GBP	63.72	GBP	2,240	(4,568)
RELX PLC	Morgan Stanley & Co. International PLC	48,200	07/25/23	EUR	30.46	EUR	1,473	(28,140)
Shell PLC	Morgan Stanley & Co. International PLC	82,500	07/25/23	EUR	27.03	EUR	2,277	(85,775)
Wal-Mart de Mexico SAB de CV	Citibank N.A.	734,100	07/25/23	MXN	70.46	MXN	49,713	(31,630)
Epiroc AB, Class A	Morgan Stanley & Co. International PLC	32,800	07/26/23	SEK	209.19	SEK	6,701	(14,090)
KDDI Corp.	UBS AG	108,100	07/26/23	JPY	4,492.08	JPY	481,724	(55,889)
MediaTek, Inc.	Morgan Stanley & Co. International PLC	49,052	07/26/23	TWD	775.69	TWD	33,817	(1,308)
Prudential PLC	Morgan Stanley & Co. International PLC	183,300	07/26/23	GBP	11.44	GBP	2,038	(44,633)
RELX PLC	Morgan Stanley & Co. International PLC	90,000	07/26/23	EUR	30.29	EUR	2,751	(65,877)
Sony Group Corp.	Citibank N.A.	42,600	07/26/23	JPY	14,030.57	JPY	554,888	(30,744)
Symrise AG	Morgan Stanley & Co. International PLC	43,300	07/26/23	EUR	97.50	EUR	4,161	(78,760)
Epiroc AB, Class A	UBS AG	163,400	08/01/23	SEK	212.67	SEK	33,382	(60,471)
EssilorLuxottica SA	Barclays Bank PLC	29,600	08/01/23	EUR	171.93	EUR	5,115	(160,139)
MTU Aero Engines AG	Morgan Stanley & Co. International PLC	5,300	08/01/23	EUR	234.89	EUR	1,260	(48,301)
RELX PLC	Barclays Bank PLC	137,900	08/01/23	EUR	30.83	EUR	4,216	(71,008)
Ferguson PLC	Barclays Bank PLC	20,200	08/02/23	GBP	120.02	GBP	2,512	(157,330)
Ferguson PLC	Morgan Stanley & Co. International PLC	2,200	08/02/23	GBP	121.58	GBP	274	(13,952)
Heineken NV	UBS AG	37,000	08/02/23	EUR	94.55	EUR	3,487	(69,874)
Shell PLC	Morgan Stanley & Co. International PLC	70,000	08/02/23	EUR	28.07	EUR	1,932	(34,555)
Taiwan Semiconductor Manufacturing Co. Ltd.	Morgan Stanley & Co. International PLC	133,000	08/02/23	TWD	601.80	TWD	76,521	(34,998)
Daiichi Sankyo Co. Ltd.	Goldman Sachs International	76,900	08/03/23	JPY	4,670.09	JPY	352,576	(68,284)
DBS Group Holdings Ltd.	Citibank N.A.	119,400	08/03/23	SGD	31.84	SGD	3,771	(47,113)
MediaTek, Inc.	Morgan Stanley & Co. International PLC	10,000	08/03/23	TWD	711.75	TWD	6,894	(3,997)
United Overseas Bank Ltd.	Bank of America N.A.	156,600	08/03/23	SGD	27.57	SGD	4,395	(91,151)
Sony Group Corp.	Citibank N.A.	42,700	08/04/23	JPY	14,030.57	JPY	556,190	(40,522)
Symrise AG	Morgan Stanley & Co. International PLC	43,300	08/04/23	EUR	97.50	EUR	4,161	(101,687)
Epiroc AB, Class A	Citibank N.A.	50,600	08/08/23	SEK	208.08	SEK	10,337	(29,100)
Taiwan Semiconductor Manufacturing Co. Ltd.	Morgan Stanley & Co. International PLC	197,000	08/08/23	TWD	582.61	TWD	113,342	(106,047)
FinecoBank Banca Fineco SpA	Goldman Sachs International	210,400	08/10/23	EUR	12.73	EUR	2,595	(62,678)
Industria de Diseno Textil SA	Goldman Sachs International	87,900	08/10/23	EUR	35.47	EUR	3,124	(81,675)
Koninklijke KPN NV	Goldman Sachs International	1,067,400	08/10/23	EUR	3.27	EUR	3,492	(46,438)
Budweiser Brewing Co. APAC Ltd.	Citibank N.A.	527,000	08/15/23	HKD	21.07	HKD	10,686	(45,975)
Prudential PLC	JPMorgan Chase Bank N.A.	90,400	08/15/23	GBP	11.27	GBP	1,005	(44,591)
United Overseas Bank Ltd.	Citibank N.A.	63,300	08/15/23	SGD	28.32	SGD	1,776	(9,399)
Wal-Mart de Mexico SAB de CV	JPMorgan Chase Bank N.A.	734,000	08/15/23	MXN	69.16	MXN	49,706	(87,775)
Air Liquide SA	Morgan Stanley & Co. International PLC	22,000	08/16/23	EUR	163.29	EUR	3,616	(99,896)
DBS Group Holdings Ltd.	Citibank N.A.	95,400	08/16/23	SGD	31.68	SGD	3,013	(36,580)
FinecoBank Banca Fineco SpA	Goldman Sachs International	210,400	08/16/23	EUR	12.73	EUR	2,595	(69,916)
Heineken NV	Goldman Sachs International	31,500	08/16/23	EUR	95.96	EUR	2,969	(53,425)
Kering SA	Goldman Sachs International	13,200	08/16/23	EUR	523.06	EUR	6,680	(172,621)
LVMH Moet Hennessy Louis Vuitton SE	Goldman Sachs International	7,800	08/16/23	EUR	858.61	EUR	6,740	(271,868)
MediaTek, Inc.	Bank of America N.A.	166,700	08/16/23	TWD	727.65	TWD	114,925	(62,326)
MTU Aero Engines AG	UBS AG	23,700	08/16/23	EUR	247.25	EUR	5,633	(127,480)
Taiwan Semiconductor Manufacturing Co. Ltd.	Morgan Stanley & Co. International PLC	144,500	08/16/23	TWD	592.62	TWD	83,137	(67,334)

								$(4,275,844)

S C H E D U L E O F I N V E S T M E N T S	61

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Enhanced International Dividend Trust (BGY)

Balances Reported in the Statements of Assets and Liabilities for Options Written

Description	Swap Premiums Paid		Swap Premiums Received		Unrealized Appreciation	Unrealized Depreciation	Value
Options Written	$	N/A	$	N/A	$2,045,138	$(1,717,006)	$(5,767,908)
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Options written
Options written at value	$—	$—	$5,767,908	$—	$—	$—	$5,767,908

For the period ended June 30, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Options purchased(a)	$—	$—	$(11,196,135)	$—	$—	$—	$(11,196,135)
Options written	—	—	10,247,181	—	—	—	10,247,181

	$—	$—	$(948,954)	$—	$—	$—	$(948,954)

Net Change in Unrealized Appreciation (Depreciation) on:
Options written	$—	$—	$(978,314)	$—	$—	$—	$(978,314)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts purchased	$—	(a)
Average value of option contracts written	$6,277,364

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.
For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Derivative Financial Instruments — Offsetting as of Period End
The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Options	$—	$5,767,908

Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	5,767,908

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(1,492,064)

Total derivative assets and liabilities subject to an MNA	$—	$4,275,844

62	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Enhanced International Dividend Trust (BGY)

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged(a )	Cash Collateral Pledged	Net Amount of Derivative Liabilities(b	)
Bank of America N.A.	$169,479	$—	$(169,479)	$—	$—
Barclays Bank PLC	493,755	—	—	(404,000)	89,755
BNP Paribas SA	60,499	—	—	—	60,499
Citibank N.A.	363,627	—	(363,627)	—	—
Goldman Sachs International	1,126,972	—	(980,179)	—	146,793
JPMorgan Chase Bank N.A.	132,366	—	(8,876)	—	123,490
Morgan Stanley & Co. International PLC	1,057,859	—	(1,057,859)	—	—
UBS AG	871,287	—	(871,287)	—	—

	$4,275,844	$—	$(3,451,307)	$(404,000)	$420,537

(a)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(b)
Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Canada	$12,685,433	$—	$—	$12,685,433
China	5,702,149	12,489,081	—	18,191,230
Denmark	—	19,276,694	—	19,276,694
France	—	82,305,303	—	82,305,303
Germany	—	33,833,618	—	33,833,618
India	—	19,865,641	654,325	20,519,966
Indonesia	—	12,397,158	—	12,397,158
Italy	—	12,588,392	—	12,588,392
Japan	—	43,576,845	—	43,576,845
Mexico	17,006,784	—	—	17,006,784
Netherlands	—	53,729,722	—	53,729,722
Singapore	—	24,701,248	—	24,701,248
Spain	—	19,820,913	—	19,820,913
Sweden	—	12,317,321	—	12,317,321
Switzerland	—	34,649,913	—	34,649,913
Taiwan	—	39,327,435	—	39,327,435
United Kingdom	—	112,268,280	—	112,268,280
United States	55,421,659	—	—	55,421,659
Short-Term Securities
Money Market Funds	8,600,233	—	—	8,600,233

	$99,416,258	$533,147,564	$654,325	$633,218,147

Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$(602,112)	$(5,165,796)	$—	$(5,767,908)

(a)	Derivative financial instruments are options written. Options written are shown at value.
See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	63

Schedule of Investments (unaudited) June 30, 2023	BlackRock Health Sciences Term Trust (BMEZ) (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Biotechnology — 35.8%
4D Molecular Therapeutics, Inc.(a)	95,330	$1,722,613
Abbisko Cayman Ltd., (Acquired 10/29/21, Cost: $14,841,983)(b)	10,378,250	3,549,478
Abcam PLC, ADR(a)	976,460	23,893,976
Acumen Pharmaceuticals, Inc.(a)	167,468	805,521
Affinivax, Inc., (Acquired 08/18/22, Cost: $0)(b)(c)	183,164	2,456,229
Alkermes PLC(a)	1,056,985	33,083,630
Allakos, Inc.(a)	136,405	594,726
Alnylam Pharmaceuticals, Inc.(a)(d)	177,747	33,761,265
Annexon, Inc.(a)	237,835	837,179
Antengene Corp. Ltd.	5,019,274	995,507
Apellis Pharmaceuticals, Inc.(a)	172,445	15,709,740
Arcus Biosciences, Inc.(a)	169,790	3,448,435
Arcutis Biotherapeutics, Inc.(a)	372,677	3,551,612
Argenx SE, ADR(a)	18,944	7,383,045
Arrowhead Pharmaceuticals, Inc.(a)	81,025	2,889,352
Aura Biosciences, Inc.(a)	165,565	2,044,728
Bavarian Nordic A/S(a)	75,320	2,145,591
BeiGene Ltd., ADR(a)	68,555	12,223,357
Biogen, Inc.(a)	83,480	23,779,278
Biohaven Ltd.(a)	99,155	2,371,788
BioMarin Pharmaceutical, Inc.(a)	286,338	24,819,778
Biomea Fusion, Inc.(a)(e)	146,215	3,209,419
Black Diamond Therapeutics, Inc.(a)(e)	774,175	3,909,584
Blueprint Medicines Corp.(a)(e)	322,440	20,378,208
Bridgebio Pharma, Inc.(a)	66,595	1,145,434
Cerevel Therapeutics Holdings, Inc.(a)	266,656	8,476,994
Connect Biopharma Holdings Ltd.(a)(e)	1,125,262	1,249,041
CRISPR Therapeutics AG(a)(e)	47,805	2,683,773
CureVac NV(a)(e)	257,233	2,680,368
Decibel Therapeutics, Inc.(a)	793,527	3,055,079
Design Therapeutics, Inc.(a)(e)	196,731	1,239,405
Everest Medicines Ltd.	3,113,667	9,497,977
Exact Sciences Corp.(a)(e)	152,750	14,343,225
Exelixis, Inc.(a)	599,520	11,456,827
Frequency Therapeutics, Inc.(a)	231,775	80,194
Galapagos NV, ADR(a)	74,410	3,025,511
Galecto, Inc.(a)	216,740	546,185
Genmab A/S(a)	34,827	13,197,960
Genmab A/S, ADR(a)(e)	114,086	4,336,409
Gilead Sciences, Inc.	254,765	19,634,739
Halozyme Therapeutics, Inc.(a)	224,005	8,079,860
Horizon Therapeutics PLC(a)	75,466	7,761,678
Immuneering Corp., Class A(a)(e)	696,696	7,064,497
Immunocore Holdings PLC, ADR(a)	59,868	3,589,685
Immunocore Holdings PLC	321,900	19,301,124
ImmunoGen, Inc.(a)	584,344	11,026,571
Incyte Corp.(a)	294,640	18,341,340
Ionis Pharmaceuticals, Inc.(a)(e)	468,285	19,213,734
Iovance Biotherapeutics, Inc.(a)	168,215	1,184,234
IVERIC bio, Inc.(a)	86,080	3,386,387
Karuna Therapeutics, Inc.(a)	21,650	4,694,803
Keros Therapeutics, Inc.(a)	124,317	4,995,057
Kinnate Biopharma, Inc.(a)	196,773	596,222
Kronos Bio, Inc.(a)	284,272	488,948
Legend Biotech Corp., ADR(a)(e)	316,032	21,815,689
LianBio, Series A, ADR(a)	615,188	1,402,629
MacroGenics, Inc.(a)	190,555	1,019,469
Merus NV(a)(e)	354,445	9,332,537

Security	Shares	Value

Biotechnology (continued)
Mirati Therapeutics, Inc.(a)	180,175	$6,509,723
Monte Rosa Therapeutics, Inc.(a)(e)	764,573	5,237,325
MoonLake Immunotherapeutics(a)(e)	256,816	13,097,616
Morphic Holding, Inc.(a)(e)	153,665	8,809,614
MorphoSys AG(a)	50,810	1,512,207
Neurocrine Biosciences, Inc.(a)	196,010	18,483,743
Nuvalent, Inc., Class A(a)	241,500	10,184,055
Omega Therapeutics, Inc.(a)	151,887	850,567
PMV Pharmaceuticals, Inc.(a)	305,830	1,914,496
Prime Medicine, Inc.(a)(e)	412,139	6,037,836
Protagonist Therapeutics, Inc.(a)	421,725	11,648,045
Prothena Corp. PLC(a)	104,586	7,141,132
PTC Therapeutics, Inc.(a)(e)	225,815	9,183,896
Relay Therapeutics, Inc.(a)	33,915	425,972
Revolution Medicines, Inc.(a)(e)	377,632	10,101,656
Rhythm Pharmaceuticals, Inc.(a)(e)	683,675	11,273,801
Rocket Pharmaceuticals, Inc.(a)	252,097	5,009,167
Sage Therapeutics, Inc.(a)(e)	109,720	5,159,034
Sarepta Therapeutics, Inc.(a)(d)	114,544	13,117,579
Seagen, Inc.(a)(d)(f)	106,455	20,488,329
Tenaya Therapeutics, Inc.(a)	165,729	972,829
TScan Therapeutics, Inc.(a)	1,204,397	3,010,993
Twist Bioscience Corp.(a)	204,550	4,185,093
Ultragenyx Pharmaceutical, Inc.(a)(e)	99,375	4,584,169
United Therapeutics Corp.(a)(d)	55,704	12,296,658
Vaxcyte, Inc.(a)	148,645	7,423,331
Vertex Pharmaceuticals, Inc.(a)(d)(f)	176,460	62,098,039
Viking Therapeutics, Inc.(a)(e)	235,245	3,813,321
Viridian Therapeutics, Inc.(a)	82,300	1,957,917
Voyager Therapeutics, Inc.(a)	164,865	1,887,704

		737,923,471

Electronic Equipment, Instruments & Components — 0.1%
908 Devices, Inc.(a)	274,084	1,880,216

Financial Services — 0.7%
DA32 Life Science Tech Acquisition Corp., Class A(a)(g)	1,496,819	15,357,363

Health Care Equipment & Supplies — 30.2%
Alcon, Inc.	736,189	60,448,479
Align Technology, Inc.(a)	120,220	42,514,601
Bausch & Lomb Corp.(a)(e)	523,547	10,507,588
Becton Dickinson & Co.	40,325	10,646,203
Boston Scientific Corp.(a)	455,830	24,655,845
CONMED Corp.	98,215	13,346,436
ConvaTec Group PLC(h)	4,411,215	11,504,749
Cooper Cos., Inc.	99,160	38,020,919
Dexcom, Inc.(a)	361,853	46,501,729
Glaukos Corp.(a)	110,325	7,856,243
Hologic, Inc.(a)(d)	194,620	15,758,381
Inspire Medical Systems, Inc.(a)	48,555	15,762,895
Insulet Corp.(a)	116,725	33,656,487
Intuitive Surgical, Inc.(a)	136,568	46,698,062
iRhythm Technologies, Inc.(a)	59,920	6,250,854
Masimo Corp.(a)	145,470	23,937,089
Novocure Ltd.(a)	213,335	8,853,403
Nyxoah SA(a)(e)	648,041	5,313,936
Omnicell, Inc.(a)	160,315	11,810,406
Orchestra BioMed Holdings, Inc.(a)(e)	233,344	1,633,408
Penumbra, Inc.(a)	108,648	37,381,431
Pulmonx Corp.(a)	335,566	4,399,270
ResMed, Inc.(d)	69,536	15,193,616

64	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Health Sciences Term Trust (BMEZ) (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Shockwave Medical, Inc.(a)	53,670	$15,317,955
SI-BONE, Inc.(a)	204,910	5,528,472
Silk Road Medical, Inc.(a)	204,932	6,658,241
STAAR Surgical Co.(a)	73,525	3,865,209
STERIS PLC	158,875	35,743,697
Straumann Holding AG, Registered Shares	110,675	17,996,413
Stryker Corp.	127,940	39,033,215
Tandem Diabetes Care, Inc.(a)(d)	167,245	4,104,192

		620,899,424

Health Care Providers & Services — 5.1%
Adicon Holdings Ltd.	1,750,000	3,081,930
AmerisourceBergen Corp.	193,455	37,226,546
Chemed Corp.	10,662	5,775,285
Encompass Health Corp.(d)	112,563	7,621,641
Guardant Health, Inc.(a)	196,470	7,033,626
Kindstar Globalgene Technology, Inc.(a)(h)	4,092,500	921,927
McKesson Corp.	38,905	16,624,495
R1 RCM, Inc.(a)(e)	690,615	12,741,847
UnitedHealth Group, Inc.	26,765	12,864,330

		103,891,627

Health Care Technology — 0.1%
Sophia Genetics SA(a)(e)	291,485	1,305,853

Life Sciences Tools & Services — 12.8%
10X Genomics, Inc., Class A(a)(e)	196,435	10,968,930
Avantor, Inc.(a)(d)	664,444	13,647,680
Bio-Rad Laboratories, Inc., Class A(a)	20,190	7,654,433
Bio-Techne Corp.	201,360	16,437,017
Bruker Corp.	185,257	13,694,197
Gerresheimer AG	243,305	27,389,946
IQVIA Holdings, Inc.(a)	127,062	28,559,726
Mettler-Toledo International, Inc.(a)(d)	21,545	28,259,284
Pacific Biosciences of California, Inc.(a)	428,585	5,700,180
QIAGEN NV(a)	645,525	29,067,991
Rapid Micro Biosystems, Inc., Class A(a)	549,778	549,778
Repligen Corp.(a)	69,535	9,836,421
Waters Corp.(a)	77,300	20,603,542
West Pharmaceutical Services, Inc.(f)	134,085	51,283,490

		263,652,615

Pharmaceuticals — 5.7%
Arvinas, Inc.(a)	232,960	5,782,067
Catalent, Inc.(a)(e)	347,125	15,051,340
Novo Nordisk A/S, Class B	61,540	9,941,153
Nuvation Bio, Inc.(a)	200,496	360,893
Pliant Therapeutics, Inc.(a)(e)	134,378	2,434,929
Reata Pharmaceuticals, Inc., Class A(a)(e)	150,760	15,371,490
Roche Holding AG	39,975	12,211,160
Structure Therapeutics, Inc.(a)(e)	164,062	6,820,057
UCB SA	344,377	30,531,932

Security	Shares	Value

Pharmaceuticals (continued)
Ventyx Biosciences, Inc.(a)	29,855	$979,244
Zoetis, Inc.(d)	101,710	17,515,479

		116,999,744

Total Common Stocks — 90.5% (Cost: $1,749,353,805)		1,861,910,313

	Benefical Interest (000)
Other Interests

Biotechnology — 0.1%
Vividion Therapeutics, Inc.(b)(c)(i)	$3,810	1,104,762

Total Other Interests — 0.1%
(Cost: $ — )		1,104,762

	Shares
Preferred Securities

Preferred Stocks — 8.1%
Biotechnology(b)(c) — 2.7%
Amunix Pharmaceuticals, Inc., Series B, (Acquired 02/08/22, Cost: $0)	5,657,068	3,563,953
Bright Peak Therapeutics, Inc., Series B, (Acquired 05/14/21, Cost: $8,000,004)	2,048,132	4,219,152
Cellarity, Inc., Series B, (Acquired 01/15/21, Cost: $14,584,998)	2,430,833	9,431,632
Goldfinch Bio, Inc., Series B, (Acquired 06/26/20, Cost: $4,543,847)	3,850,718	1,309,244
Laronde, Inc., Series B, (Acquired 07/28/21, Cost: $13,498,156)	482,077	8,349,574
Mirvie, Inc., Series B, (Acquired 10/15/21, Cost: $6,250,000)	2,793,833	5,783,234
Neurogene, Inc., Series B, (Acquired 12/14/20, Cost: $9,549,916)	3,913,900	9,510,777
NiKang Therapeutics, Inc., Series C, (Acquired 05/20/21, Cost: $7,999,996)	1,394,189	5,674,349
OnKure, Inc., Series C, (Acquired 03/24/23, Cost: $7,022,595)	2,541,380	7,014,209

		54,856,124

Health Care Equipment & Supplies(b)(c) — 0.8%
Exo Imaging, Inc., Series C, (Acquired 06/24/21, Cost: $13,225,003)	2,257,597	6,321,272
Nucleix Ltd., Series AA, (Acquired 03/25/21, Cost: $6,929,998)	2,379,480	7,400,183
Swift Health Systems, Inc., Series D, (Acquired 08/27/21, Cost: $6,441,930)	2,078,042	2,743,015

		16,464,470

Health Care Providers & Services(b) — 2.1%
Adicon Holdings Ltd., (Acquired 12/22/20, Cost: $17,840,000)	10,696,226	17,862,697

S C H E D U L E O F I N V E S T M E N T S	65

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Health Sciences Term Trust (BMEZ) (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Providers & Services (continued)
Everly Well, Inc., Series D, (Acquired 11/25/20, Cost: $9,999,986)(c)	382,775	$7,219,136
Numab Therapeutics AG, Series C, (Acquired 05/07/21, Cost: $7,770,441)(c)	815,851	7,802,564
Quanta Dialysis Technologies Ltd., Series D, (Acquired 06/18/21, Cost: $14,071,890)(c)	115,766,240	9,703,521

		42,587,918

Health Care Technology — 0.9%
Carbon Health Technologies, Inc., Series D2, (Acquired 02/02/23, Cost: $17,100,000)(b)(c)	1,694,781	19,117,130

Life Sciences Tools & Services — 0.4%
Sartorius AG	22,700	7,864,613

Pharmaceuticals(b)(c) — 0.5%
Insitro, Inc.
Series B, (Acquired 05/21/20, Cost: $4,999,999)	802,478	9,252,571
Series C, (Acquired 03/10/21, Cost: $3,600,018)	196,818	2,269,312

		11,521,883

Semiconductors & Semiconductor Equipment — 0.7%
PsiQuantum Corp., Series D, (Acquired 05/21/21, Cost: $14,999,996)(b)(c)	571,947	15,116,559

		167,528,697

Total Preferred Securities — 8.1% (Cost: $198,800,588)		167,528,697

Rights

Health Care Equipment & Supplies — 0.0%
Abiomed, Inc.(c)	98,636	278,154

Total Rights — 0.0% (Cost: $100,609)		278,154

Warrants

Health Care Providers & Services — 0.0%
CareMax, Inc., (Issued/Exercisable 09/15/20, 1 Share for 1 Warrant, Expires 07/16/25, Strike Price USD 11.50)(a)	63,808	21,694

Pharmaceuticals — 0.0%
Nuvation Bio, Inc., (Issued/Exercisable 08/17/20, 1 Share for 1 Warrant, Expires 07/07/27, Strike Price USD 11.50)(a)	68,880	11,393

Total Warrants — 0.0% (Cost: $227,724)		33,087

Total Long-Term Investments — 98.7% (Cost: $1,948,482,726)		2,030,855,013

Security	Shares	Value

Short-Term Securities

Money Market Funds — 5.1%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 4.98%(g)(j)	66,293,156	$66,293,156
SL Liquidity Series, LLC, Money Market Series, 5.28%(g)(j)(k)	38,936,027	38,936,027

Total Short-Term Securities — 5.1% (Cost: $105,231,453)		105,229,183

Options Purchased — 0.0% (Cost: $187)		150

Total Investments Before Options Written — 103.8% (Cost: $2,053,714,366)		2,136,084,346

Options Written — (1.0)% (Premiums Received: $(17,074,460))		(19,267,653)

Total Investments, Net of Options Written — 102.8% (Cost: $2,036,639,906)		2,116,816,693
Liabilities in Excess of Other Assets — (2.8)%		(58,209,171)

Net Assets — 100.0%		$2,058,607,522

(a)	Non-income producing security.
(b)
Restricted security as to resale, excluding 144A securities. The Trust held restricted securities with a current value of $166,774,553, representing 8.1% of its net assets as of period end, and an original cost of $203,270,756.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(e)	All or a portion of this security is on loan.
(f)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(g)	Affiliate of the Trust.
(h)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(i)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(j)	Annualized 7-day yield as of period end.
(k)	All or a portion of this security was purchased with the cash collateral from loaned securities.

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

66	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Health Sciences Term Trust (BMEZ)

Affiliates
Investments in issuers considered to be affiliate(s) of the Trust during the six months ended June 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/22	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/23	Shares Held at 06/30/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$83,001,707	$—		$(16,708,551	)(a)	$—	$—	$66,293,156	66,293,156	$1,083,366		$—
DA32 Life Science Tech Acquisition Corp., Class A	14,818,508	—		—		—	538,855	15,357,363	1,496,819	—		—
SL Liquidity Series, LLC, Money Market Series	1,828,050	37,106,765	(a)	—		3,681	(2,469)	38,936,027	38,936,027	354,806	(b)	—

						$3,681	$536,386	$120,586,546		$1,438,172		$—

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End
Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CHF	5,337,000	USD	5,921,317	BNP Paribas SA	09/14/23	$85,772
EUR	459,000	USD	493,608	Citibank N.A.	09/14/23	9,016
EUR	44,141,000	USD	47,467,828	Citibank N.A.	09/14/23	868,333

						963,121

JPY	3,713,189,000	USD	26,903,112	UBS AG	09/14/23	(886,235)

						$76,886

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
FibroGen, Inc.	30	07/21/23	USD	10.00	USD	8	$150

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
Alcon, Inc.	821	07/05/23	USD	72.60	USD	6,741	$(785,080)
Align Technology, Inc.	57	07/07/23	USD	315.00	USD	2,016	(221,445)
AmerisourceBergen Corp.	115	07/07/23	USD	175.00	USD	2,213	(204,125)
Reata Pharmaceuticals, Inc., Class A	215	07/07/23	USD	101.00	USD	2,192	(74,712)
Gilead Sciences, Inc.	407	07/14/23	USD	78.00	USD	3,137	(25,438)
Intuitive Surgical, Inc.	92	07/14/23	USD	320.00	USD	3,146	(201,480)
Vertex Pharmaceuticals, Inc.	222	07/14/23	USD	340.00	USD	7,812	(290,820)
Exelixis, Inc.	958	07/17/23	USD	19.35	USD	1,831	(41,525)
908 Devices, Inc.	438	07/21/23	USD	10.00	USD	300	(10,950)
Abcam PLC, ADR	1,562	07/21/23	USD	25.00	USD	3,822	(160,105)
Alcon, Inc.	713	07/21/23	USD	82.50	USD	5,854	(87,342)
Align Technology, Inc.	66	07/21/23	USD	320.00	USD	2,334	(234,630)
Alkermes PLC	885	07/21/23	USD	31.00	USD	2,770	(90,712)
Alnylam Pharmaceuticals, Inc.	284	07/21/23	USD	210.00	USD	5,394	(26,270)
AmerisourceBergen Corp.	81	07/21/23	USD	180.00	USD	1,559	(113,400)
Apellis Pharmaceuticals, Inc.	254	07/21/23	USD	95.00	USD	2,314	(67,945)

S C H E D U L E O F I N V E S T M E N T S	67

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Health Sciences Term Trust (BMEZ)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call (continued)
Arcutis Biotherapeutics, Inc.	596	07/21/23	USD	10.92	USD	2,150	$(23,409)
Arrowhead Pharmaceuticals, Inc.	129	07/21/23	USD	40.00	USD	460	(6,450)
Avantor, Inc.	448	07/21/23	USD	20.43	USD	920	(35,696)
Bausch & Lomb Corp.	620	07/21/23	USD	19.63	USD	1,244	(60,186)
Becton Dickinson & Co.	64	07/21/23	USD	252.95	USD	1,690	(79,611)
BeiGene Ltd., ADR	94	07/21/23	USD	240.00	USD	1,676	(47,000)
BioMarin Pharmaceutical, Inc.	581	07/21/23	USD	100.00	USD	5,036	(13,073)
Biomea Fusion, Inc.	325	07/21/23	USD	40.00	USD	713	(2,438)
Bio-Techne Corp.	244	07/21/23	USD	85.00	USD	1,992	(20,130)
Blueprint Medicines Corp.	540	07/21/23	USD	55.00	USD	3,413	(496,800)
Boston Scientific Corp.	705	07/21/23	USD	53.40	USD	3,813	(106,678)
Bruker Corp.	332	07/21/23	USD	77.50	USD	2,454	(20,750)
Catalent, Inc.	555	07/21/23	USD	40.00	USD	2,406	(252,525)
Catalent, Inc.	555	07/21/23	USD	50.00	USD	2,406	(24,975)
Cerevel Therapeutics Holdings, Inc.	398	07/21/23	USD	35.00	USD	1,265	(10,945)
Chemed Corp.	34	07/21/23	USD	560.00	USD	1,842	(8,670)
CONMED Corp.	314	07/21/23	USD	120.00	USD	4,267	(532,230)
Dexcom, Inc.	577	07/21/23	USD	124.95	USD	7,415	(336,704)
Encompass Health Corp.	360	07/21/23	USD	65.00	USD	2,438	(99,900)
Exact Sciences Corp.	77	07/21/23	USD	85.00	USD	723	(75,460)
FibroGen, Inc.	30	07/21/23	USD	32.50	USD	8	(150)
Galapagos NV, ADR	238	07/21/23	USD	45.00	USD	968	(3,570)
Gilead Sciences, Inc.	204	07/21/23	USD	82.50	USD	1,572	(1,938)
Glaukos Corp.	91	07/21/23	USD	60.00	USD	648	(105,560)
Halozyme Therapeutics, Inc.	339	07/21/23	USD	34.89	USD	1,223	(72,901)
Hologic, Inc.	606	07/21/23	USD	85.00	USD	4,907	(21,210)
Hologic, Inc.	16	07/21/23	USD	80.00	USD	130	(3,440)
Immunocore Holdings PLC, ADR	95	07/21/23	USD	60.00	USD	570	(20,663)
Incyte Corp.	415	07/21/23	USD	68.00	USD	2,583	(5,034)
Inspire Medical Systems, Inc.	154	07/21/23	USD	310.00	USD	4,999	(310,310)
Insulet Corp.	108	07/21/23	USD	330.00	USD	3,114	(4,050)
Intuitive Surgical, Inc.	73	07/21/23	USD	325.00	USD	2,496	(158,410)
Ionis Pharmaceuticals, Inc.	748	07/21/23	USD	37.50	USD	3,069	(295,460)
Ionis Pharmaceuticals, Inc.	750	07/21/23	USD	45.00	USD	3,077	(9,375)
IQVIA Holdings, Inc.	174	07/21/23	USD	210.00	USD	3,911	(281,880)
Karuna Therapeutics, Inc.	69	07/21/23	USD	240.00	USD	1,496	(5,865)
Masimo Corp.	170	07/21/23	USD	175.00	USD	2,797	(23,375)
McKesson Corp.	4	07/21/23	USD	400.00	USD	171	(11,880)
Mettler-Toledo International, Inc.	34	07/21/23	USD	1,460.00	USD	4,460	(8,330)
Morphic Holding, Inc.	266	07/21/23	USD	60.00	USD	1,525	(72,485)
Neurocrine Biosciences, Inc.	158	07/21/23	USD	100.00	USD	1,490	(17,380)
Omnicell, Inc.	225	07/21/23	USD	75.00	USD	1,658	(59,062)
Penumbra, Inc.	103	07/21/23	USD	320.00	USD	3,544	(281,705)
PTC Therapeutics, Inc.	312	07/21/23	USD	65.00	USD	1,269	(149,760)
QIAGEN NV	1,032	07/21/23	USD	47.25	USD	4,647	(81,129)
R1 RCM, Inc.	1,105	07/21/23	USD	17.50	USD	2,039	(140,887)
Repligen Corp.	331	07/21/23	USD	170.00	USD	4,682	(99,300)
ResMed, Inc.	450	07/21/23	USD	234.21	USD	9,833	(46,400)
Revolution Medicines, Inc.	661	07/21/23	USD	30.00	USD	1,768	(38,007)
Rhythm Pharmaceuticals, Inc.	570	07/21/23	USD	22.50	USD	940	(42,750)
Rhythm Pharmaceuticals, Inc.	636	07/21/23	USD	20.00	USD	1,049	(12,720)
Rocket Pharmaceuticals, Inc.	403	07/21/23	USD	22.50	USD	801	(5,038)
Rocket Pharmaceuticals, Inc.	403	07/21/23	USD	25.00	USD	801	(42,315)
Sage Therapeutics, Inc.	424	07/21/23	USD	52.50	USD	1,994	(14,840)
Shockwave Medical, Inc.	80	07/21/23	USD	290.00	USD	2,283	(80,800)
STAAR Surgical Co.	117	07/21/23	USD	65.50	USD	615	(1,325)
STERIS PLC	254	07/21/23	USD	210.00	USD	5,714	(397,510)
Stryker Corp.	205	07/21/23	USD	290.00	USD	6,254	(338,250)
Tandem Diabetes Care, Inc.	268	07/21/23	USD	30.00	USD	658	(2,680)
Ultragenyx Pharmaceutical, Inc.	159	07/21/23	USD	55.00	USD	733	(4,770)
United Therapeutics Corp.	84	07/21/23	USD	230.00	USD	1,854	(17,640)
Vaxcyte, Inc.	325	07/21/23	USD	55.00	USD	1,623	(19,500)

68	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Health Sciences Term Trust (BMEZ)

Exchange-Traded Options Written  (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call (continued)
Vertex Pharmaceuticals, Inc.	166	07/21/23	USD	350.00	USD	5,842	$(122,010)
Viridian Therapeutics, Inc.	263	07/21/23	USD	30.00	USD	626	(30,245)
Waters Corp.	155	07/21/23	USD	260.00	USD	4,131	(161,200)
West Pharmaceutical Services, Inc.	368	07/21/23	USD	360.00	USD	14,075	(920,000)
Zoetis, Inc.	325	07/21/23	USD	170.00	USD	5,597	(141,375)
Alkermes PLC	976	07/25/23	USD	30.25	USD	3,055	(163,083)
Align Technology, Inc.	67	07/28/23	USD	350.00	USD	2,369	(139,360)
AmerisourceBergen Corp.	148	07/28/23	USD	185.00	USD	2,848	(137,640)
Biogen, Inc.	152	07/28/23	USD	300.00	USD	4,330	(64,600)
McKesson Corp.	120	07/28/23	USD	405.00	USD	5,128	(313,800)
Reata Pharmaceuticals, Inc., Class A	150	07/28/23	USD	98.00	USD	1,529	(112,500)
UnitedHealth Group, Inc.	85	07/28/23	USD	490.00	USD	4,085	(63,750)
Vertex Pharmaceuticals, Inc.	176	07/28/23	USD	355.00	USD	6,194	(147,840)
AmerisourceBergen Corp.	161	08/04/23	USD	190.00	USD	3,098	(99,015)
AmerisourceBergen Corp.	114	08/04/23	USD	195.00	USD	2,194	(43,320)
CRISPR Therapeutics AG	160	08/04/23	USD	62.00	USD	898	(34,400)
Gilead Sciences, Inc.	204	08/04/23	USD	79.00	USD	1,572	(24,378)
Intuitive Surgical, Inc.	165	08/04/23	USD	330.00	USD	5,642	(344,025)
10X Genomics, Inc., Class A	628	08/18/23	USD	70.00	USD	3,507	(51,810)
908 Devices, Inc.	438	08/18/23	USD	10.00	USD	300	(14,235)
Abcam PLC, ADR	781	08/18/23	USD	25.00	USD	1,911	(187,440)
Alcon, Inc.	821	08/18/23	USD	80.00	USD	6,741	(369,450)
Alkermes PLC	637	08/18/23	USD	32.00	USD	1,994	(74,847)
Alnylam Pharmaceuticals, Inc.	284	08/18/23	USD	220.00	USD	5,394	(78,810)
Apellis Pharmaceuticals, Inc.	297	08/18/23	USD	95.00	USD	2,706	(163,350)
Arcutis Biotherapeutics, Inc.	596	08/18/23	USD	11.57	USD	2,150	(16,400)
Argenx SE, ADR	60	08/18/23	USD	450.00	USD	2,338	(102,300)
Arrowhead Pharmaceuticals, Inc.	130	08/18/23	USD	40.00	USD	464	(24,375)
Avantor, Inc.	897	08/18/23	USD	22.50	USD	1,842	(35,880)
Avantor, Inc.	781	08/18/23	USD	20.40	USD	1,604	(95,644)
Bausch & Lomb Corp.	621	08/18/23	USD	20.00	USD	1,246	(69,862)
Becton Dickinson & Co.	65	08/18/23	USD	260.00	USD	1,716	(66,300)
BeiGene Ltd., ADR	94	08/18/23	USD	230.00	USD	1,676	(20,210)
Biogen, Inc.	115	08/18/23	USD	305.00	USD	3,276	(52,900)
BioMarin Pharmaceutical, Inc.	335	08/18/23	USD	105.00	USD	2,904	(24,288)
Biomea Fusion, Inc.	305	08/18/23	USD	40.00	USD	669	(7,625)
Bio-Techne Corp.	400	08/18/23	USD	80.50	USD	3,265	(175,463)
Boston Scientific Corp.	753	08/18/23	USD	57.50	USD	4,073	(28,237)
Cerevel Therapeutics Holdings, Inc.	455	08/18/23	USD	35.00	USD	1,446	(39,812)
Cooper Cos., Inc.	317	08/18/23	USD	380.00	USD	12,155	(431,120)
Dexcom, Inc.	580	08/18/23	USD	131.00	USD	7,454	(262,697)
Exact Sciences Corp.	411	08/18/23	USD	91.00	USD	3,859	(275,086)
Exelixis, Inc.	960	08/18/23	USD	20.00	USD	1,835	(52,800)
Halozyme Therapeutics, Inc.	377	08/18/23	USD	35.73	USD	1,360	(92,570)
Immunocore Holdings PLC, ADR	96	08/18/23	USD	65.00	USD	576	(19,440)
Incyte Corp.	527	08/18/23	USD	64.00	USD	3,281	(105,978)
Inspire Medical Systems, Inc.	1	08/18/23	USD	340.00	USD	32	(1,245)
Insulet Corp.	265	08/18/23	USD	299.00	USD	7,641	(258,853)
Intuitive Surgical, Inc.	75	08/18/23	USD	330.00	USD	2,565	(163,875)
IQVIA Holdings, Inc.	232	08/18/23	USD	230.00	USD	5,215	(146,160)
iRhythm Technologies, Inc.	191	08/18/23	USD	120.00	USD	1,993	(49,660)
Legend Biotech Corp., ADR	352	08/18/23	USD	75.00	USD	2,430	(78,320)
Masimo Corp.	295	08/18/23	USD	165.50	USD	4,854	(226,397)
Merus NV	622	08/18/23	USD	30.00	USD	1,638	(158,610)
Mettler-Toledo International, Inc.	34	08/18/23	USD	1,385.00	USD	4,460	(69,185)
Morphic Holding, Inc.	225	08/18/23	USD	60.00	USD	1,290	(79,312)
Neurocrine Biosciences, Inc.	469	08/18/23	USD	105.00	USD	4,423	(83,247)
Omnicell, Inc.	288	08/18/23	USD	75.00	USD	2,122	(120,960)
Penumbra, Inc.	244	08/18/23	USD	330.50	USD	8,395	(533,274)
Prothena Corp. PLC	400	08/18/23	USD	80.00	USD	2,731	(73,000)
Pulmonx Corp.	540	08/18/23	USD	15.00	USD	708	(93,150)
R1 RCM, Inc.	1,104	08/18/23	USD	17.50	USD	2,037	(187,680)

S C H E D U L E O F I N V E S T M E N T S	69

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Health Sciences Term Trust (BMEZ)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call (continued)
Reata Pharmaceuticals, Inc., Class A	117	08/18/23	USD	110.00	USD	1,193	$(42,120)
Rhythm Pharmaceuticals, Inc.	981	08/18/23	USD	20.00	USD	1,618	(49,050)
Sage Therapeutics, Inc.	449	08/18/23	USD	60.00	USD	2,111	(49,390)
Seagen, Inc.	159	08/18/23	USD	200.00	USD	3,060	(58,432)
Shockwave Medical, Inc.	91	08/18/23	USD	320.00	USD	2,597	(55,055)
STAAR Surgical Co.	118	08/18/23	USD	60.00	USD	620	(16,520)
STERIS PLC	254	08/18/23	USD	207.50	USD	5,714	(531,085)
Stryker Corp.	204	08/18/23	USD	292.00	USD	6,224	(399,168)
Tandem Diabetes Care, Inc.	268	08/18/23	USD	30.00	USD	658	(19,430)
Ultragenyx Pharmaceutical, Inc.	159	08/18/23	USD	55.00	USD	733	(25,043)
United Therapeutics Corp.	94	08/18/23	USD	240.00	USD	2,075	(27,025)
Viking Therapeutics, Inc.	752	08/18/23	USD	26.00	USD	1,219	(26,320)
West Pharmaceutical Services, Inc.	62	08/18/23	USD	380.00	USD	2,371	(106,950)
Bausch & Lomb Corp.	434	08/21/23	USD	18.56	USD	871	(91,973)
Bruker Corp.	260	09/15/23	USD	82.50	USD	1,922	(71,500)
Seagen, Inc.	159	09/15/23	USD	200.00	USD	3,060	(76,320)

							$(18,169,042)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
Straumann Holding AG, Registered Shares	Goldman Sachs International	35,400	07/11/23	CHF	144.61	CHF	5,152	$(111,304)
ConvaTec Group PLC	UBS AG	490,000	07/13/23	GBP	2.11	GBP	1,006	(8,812)
Genmab A/S	Morgan Stanley & Co. International PLC	9,200	07/13/23	DKK	2,806.75	DKK	23,790	(1,747)
Gerresheimer AG	UBS AG	20,000	07/13/23	EUR	107.43	EUR	2,063	(34,200)
Roche Holding AG	UBS AG	10,400	07/13/23	CHF	294.44	CHF	2,843	(1,229)
UCB SA	Morgan Stanley & Co. International PLC	27,600	07/13/23	EUR	83.60	EUR	2,242	(31,648)
Genmab A/S	UBS AG	1,900	07/18/23	DKK	2,776.72	DKK	4,913	(1,423)
UCB SA	Goldman Sachs International	27,600	07/19/23	EUR	88.77	EUR	2,242	(10,506)
Gerresheimer AG	JPMorgan Chase Bank N.A.	14,900	07/25/23	EUR	112.79	EUR	1,537	(18,586)
Sartorius AG	Goldman Sachs International	7,200	07/25/23	EUR	358.54	EUR	2,286	(8,508)
UCB SA	Morgan Stanley & Co. International PLC	55,000	07/25/23	EUR	86.63	EUR	4,469	(55,708)
Gerresheimer AG	UBS AG	14,900	07/26/23	EUR	110.03	EUR	1,537	(30,108)
MorphoSys AG	Barclays Bank PLC	16,200	07/26/23	EUR	28.88	EUR	442	(11,619)
Glaukos Corp.	Morgan Stanley & Co. International PLC	26,200	07/31/23	USD	69.83	USD	1,866	(104,427)
Revolution Medicines, Inc	Citibank N.A.	54,700	07/31/23	USD	25.25	USD	1,463	(134,277)
Vaxcyte, Inc	Morgan Stanley & Co. International PLC	15,000	07/31/23	USD	54.78	USD	749	(14,921)
Waters Corp.	Morgan Stanley & Co. International PLC	9,200	07/31/23	USD	278.78	USD	2,452	(29,408)
Novo Nordisk A/S, Class B	Citibank N.A.	19,700	08/02/23	DKK	1,117.35	DKK	21,715	(84,388)
ConvaTec Group PLC	UBS AG	411,500	08/03/23	GBP	2.11	GBP	845	(18,960)
ConvaTec Group PLC	UBS AG	510,000	08/16/23	GBP	2.13	GBP	1,047	(27,909)
Gerresheimer AG	UBS AG	28,000	08/16/23	EUR	110.39	EUR	2,889	(77,664)
Genmab A/S, ADR	Morgan Stanley & Co. International PLC	36,500	08/23/23	USD	39.39	USD	1,387	(44,232)
Alkermes PLC	Citibank N.A.	88,400	08/29/23	USD	33.63	USD	2,767	(77,853)
Legend Biotech Corp., ADR	UBS AG	49,600	09/08/23	USD	75.79	USD	3,424	(159,174)

								$(1,098,611)

Balances Reported in the Statements of Assets and Liabilities for Options Written

Description	Swap Premiums Paid		Swap Premiums Received		Unrealized Appreciation	Unrealized Depreciation	Value

Options Written	$	N/A	$	N/A	$4,866,815	$(7,060,008)	$(19,267,653)

70	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Health Sciences Term Trust (BMEZ)

Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$—	$—	$—	$963,121	$—	$—	$963,121
Options purchased
Investments at value — unaffiliated	—	—	150	—	—	—	150

	$—	$—	$150	$963,121	$—	$—	$963,271

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$—	$—	$—	$886,235	$—	$—	$886,235
Options written
Options written at value	—	—	19,267,653	—	—	—	19,267,653

	$—	$—	$19,267,653	$886,235	$—	$—	$20,153,888

For the period ended June 30, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Forward foreign currency exchange contracts	$—	$—	$—	$1,506,894	$—	$—	$1,506,894
Options purchased(a)	—	—	(2,929,435)	—	—	—	(2,929,435)
Options written	—	—	10,910,202	—	—	—	10,910,202

	$—	$—	$7,980,767	$1,506,894	$—	$—	$9,487,661

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	$—	$—	$—	$(4,887,669)	$—	$—	$(4,887,669)
Options purchased	—	—	(37)	—	—	—	(37)
Options written	—	—	(4,568,856)	—	—	—	(4,568,856)

	$—	$—	$(4,568,893)	$(4,887,669)	$—	$—	$(9,456,562)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts sold — in USD	$115,944,905
Options:
Average value of option contracts purchased	$75
Average value of option contracts written	$19,839,452
For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	71

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Health Sciences Term Trust (BMEZ)

Derivative Financial Instruments — Offsetting as of Period End
The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Forward foreign currency exchange contracts	$963,121	$886,235
Options	150	19,267,653

Total derivative assets and liabilities in the Statements of Assets and Liabilities	963,271	20,153,888

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(150)	(18,169,042)

Total derivative assets and liabilities subject to an MNA	$963,121	$1,984,846

The following table presents the Trust’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Trust:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non‑Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(b)(c)
BNP Paribas SA	$85,772	$—	$—	$—	$85,772
Citibank N.A.	877,349	(296,518)	—	—	580,831

	$963,121	$(296,518)	$—	$—	$666,603

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Pledged (d)	Cash Collateral Pledged (d)	Net Amount of Derivative Liabilities	(b)(e)
Barclays Bank PLC	$11,619	$—	$—	$—	$11,619
Citibank N.A.	296,518	(296,518)	—	—	—
Goldman Sachs International	130,318	—	(130,318)	—	—
JPMorgan Chase Bank N.A.	18,586	—	(18,586)	—	—
Morgan Stanley & Co. International PLC	282,091	—	(154,160)	(16,000)	111,931
UBS AG	1,245,714	—	(635,198)	—	610,516

	$1,984,846	$(296,518)	$(938,262)	$(16,000)	$734,066

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(e)
Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Biotechnology	$685,267,398	$50,199,844	$2,456,229	$737,923,471
Electronic Equipment, Instruments & Components	1,880,216	—	—	1,880,216
Financial Services	15,357,363	—	—	15,357,363
Health Care Equipment & Supplies	591,398,262	29,501,162	—	620,899,424
Health Care Providers & Services	102,969,700	921,927	—	103,891,627

72	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Health Sciences Term Trust (BMEZ)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Common Stocks (continued)
Health Care Technology	$1,305,853	$—	$—	$1,305,853
Life Sciences Tools & Services	236,262,669	27,389,946	—	263,652,615
Pharmaceuticals	64,315,499	52,684,245	—	116,999,744
Other Interests	—	—	1,104,762	1,104,762
Preferred Securities
Preferred Stocks	—	25,727,310	141,801,387	167,528,697
Rights	—	—	278,154	278,154
Warrants	33,087	—	—	33,087
Short-Term Securities
Money Market Funds	66,293,156	—	—	66,293,156
Options Purchased
Equity Contracts	150	—	—	150

	$1,765,083,353	$186,424,434	$145,640,532	2,097,148,319

Investments Valued at NAV(a)				38,936,027

				$2,136,084,346

Derivative Financial Instruments(b)
Assets
Foreign Currency Exchange Contracts	$—	$963,121	$—	$963,121
Liabilities
Equity Contracts	(13,196,508)	(6,071,145)	—	(19,267,653)
Foreign Currency Exchange Contracts	—	(886,235)	—	(886,235)

	$(13,196,508)	$(5,994,259)	$—	$(19,190,767)

(a)	Certain investments of the Trust were fair valued using NAV as a practical expedient as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)
Derivative financial instruments are forward foreign currency exchange contracts and options written. Forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

A reconciliation of Level 3 financial instruments is presented when the Trust had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Other Interests	Preferred Stocks	Rights	Total
Assets
Opening balance, as of December 31, 2022	$12,093,187	$4,076,191	$158,791,702	$—	$174,961,080
Transfers into Level 3(a)	—	—	—	—	—
Transfers out of Level 3(b)	—	—	(22,889,924)	—	(22,889,924)
Other(c)	(9,726,707)	—	9,626,098	100,609	—
Accrued discounts/premiums	—	—	—	—	—
Net realized gain (loss)	—	—	—	—	—
Net change in unrealized appreciation (depreciation)(d)(e)	89,749	(2,971,429)	(6,249,086)	177,545	(8,953,221)
Purchases	—	—	24,122,598	—	24,122,598
Sales	—	—	(21,600,001)	—	(21,600,001)

Closing balance, as of June 30, 2023	$2,456,229	$1,104,762	$141,801,387	$278,154	$145,640,532

Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2023(e)	$89,749	$(2,971,429)	$(5,842,670)	$177,545	$(8,546,805)

(a)
As of December 31, 2022, the Trust used observable inputs in determining the value of certain investments. As of June 30, 2023, the Trust used significant unobservable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 2 to Level 3 in the disclosure hierarchy.

(b)
As of December 31, 2022, the Trust used significant unobservable inputs in determining the value of certain investments. As of June 30, 2023, the Trust used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

(c)	Certain Level 3 investments were re-classified between Common Stocks, Preferred Stocks and Rights.
(d)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(e)
Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at June 30, 2023 is generally due to investments no longer held or categorized as Level 3 at period end.

S C H E D U L E O F I N V E S T M E N T S	73

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Health Sciences Term Trust (BMEZ)

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Valuation Committee (the “Valuation Committee”) to determine the value of certain of the Trust’s Level 3 financial instruments as of period end.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized	(a)	Weighted Average of Unobservable Inputs Based on Fair Value
Assets
Common Stocks	$2,456,229	Income	Discount Rate	5%		—

Preferred Stocks	141,801,387	Market	Revenue Multiple	3.00x - 8.00x		5.20x
			Volatility	50% - 100%		68%
			Time to Exit	1.0 ‑ 4.0 years		2.3 years
			Market Adjustment Multiple	0.45x - 1.10x		0.88x
		Income	Discount Rate	5% - 5%		5%

Other Interests	1,104,762	Income	Discount Rate	7%		—

Rights	278,154	Income	Discount Rate	4%		—

	$145,640,532

(a)	A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.
See notes to financial statements.

74	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) June 30, 2023	BlackRock Health Sciences Trust (BME) (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Biotechnology — 21.2%
AbbVie, Inc.	115,564	$15,569,938
Abcam PLC, ADR(a)	57,415	1,404,945
Affinivax, Inc., (Acquired 08/18/22, Cost: $0)(b)(c)	6,331	84,899
Alkermes PLC(a)	32,331	1,011,960
Alnylam Pharmaceuticals, Inc.(a)	17,051	3,238,667
Amgen, Inc.(d)	61,050	13,554,321
Apellis Pharmaceuticals, Inc.(a)	13,695	1,247,615
Argenx SE, ADR(a)	5,466	2,130,264
BeiGene Ltd., ADR(a)	6,630	1,182,129
Biogen, Inc.(a)	38,487	10,963,022
BioMarin Pharmaceutical, Inc.(a)	26,700	2,314,356
Biomea Fusion, Inc.(a)	9,387	206,045
Blueprint Medicines Corp.(a)	26,725	1,689,020
Cerevel Therapeutics Holdings, Inc.(a)	16,785	533,595
CureVac NV(a)	20,488	213,485
Decibel Therapeutics, Inc.(a)	46,884	180,503
Design Therapeutics, Inc.(a)	13,967	87,992
Exact Sciences Corp.(a)	18,951	1,779,499
Frequency Therapeutics, Inc.(a)	28,060	9,709
Genmab A/S(a)	2,498	946,636
Genmab A/S, ADR(a)(e)	16,911	642,787
Gilead Sciences, Inc.	184,370	14,209,396
Horizon Therapeutics PLC(a)	7,410	762,119
Immuneering Corp., Class A(a)(e)	14,456	146,584
Immunocore Holdings PLC, ADR(a)	9,668	579,693
ImmunoGen, Inc.(a)	18,174	342,943
Incyte Corp.(a)	33,358	2,076,535
Ionis Pharmaceuticals, Inc.(a)	28,425	1,166,278
IVERIC bio, Inc.(a)	12,230	481,128
Karuna Therapeutics, Inc.(a)	2,610	565,979
Legend Biotech Corp., ADR(a)	31,816	2,196,258
Merus NV(a)	14,810	389,947
Mirati Therapeutics, Inc.(a)	15,380	555,679
Moderna, Inc.(a)	15,623	1,898,194
Monte Rosa Therapeutics, Inc.(a)(e)	28,575	195,739
MoonLake Immunotherapeutics(a)	15,432	787,032
Morphic Holding, Inc.(a)	12,685	727,231
Neurocrine Biosciences, Inc.(a)	20,029	1,888,735
Nuvalent, Inc., Class A(a)	13,773	580,807
PMV Pharmaceuticals, Inc.(a)	17,490	109,487
Prime Medicine, Inc.(a)	22,929	335,910
Protagonist Therapeutics, Inc.(a)	27,270	753,197
Prothena Corp. PLC(a)	8,639	589,871
PTC Therapeutics, Inc.(a)	19,555	795,302
Regeneron Pharmaceuticals, Inc.(a)	10,742	7,718,557
Revolution Medicines, Inc.(a)	18,874	504,880
Rhythm Pharmaceuticals, Inc.(a)	48,130	793,664
Rocket Pharmaceuticals, Inc.(a)	17,213	342,022
Sage Therapeutics, Inc.(a)	6,345	298,342
Sarepta Therapeutics, Inc.(a)	22,463	2,572,463
Seagen, Inc.(a)	23,289	4,482,201
Tenaya Therapeutics, Inc.(a)	25,502	149,697
Ultragenyx Pharmaceutical, Inc.(a)	6,140	283,238
Vaxcyte, Inc.(a)	12,030	600,778
Vertex Pharmaceuticals, Inc.(a)(e)	48,713	17,142,592
Viking Therapeutics, Inc.(a)	16,970	275,084

		126,288,949

Security	Shares	Value

Health Care Equipment & Supplies — 28.1%
Abbott Laboratories(d)	119,326	$13,008,920
Alcon, Inc.	94,504	7,759,723
Align Technology, Inc.(a)	6,080	2,150,131
Bausch & Lomb Corp.(a)(e)	75,830	1,521,908
Baxter International, Inc.	111,827	5,094,838
Becton Dickinson & Co.	40,270	10,631,683
Boston Scientific Corp.(a)	447,569	24,209,007
Cooper Cos., Inc.	12,951	4,965,802
Dexcom, Inc.(a)	54,892	7,054,171
Edwards Lifesciences Corp.(a)	37,566	3,543,601
Envista Holdings Corp.(a)	21,195	717,239
GE HealthCare, Inc.(a)	68,490	5,564,128
Glaukos Corp.(a)	4,880	347,505
Hologic, Inc.(a)	10,990	889,860
IDEXX Laboratories, Inc.(a)	7,185	3,608,523
Inspire Medical Systems, Inc.(a)	5,650	1,834,216
Insulet Corp.(a)	8,555	2,466,749
Intuitive Surgical, Inc.(a)	63,429	21,688,912
iRhythm Technologies, Inc.(a)	2,280	237,850
Masimo Corp.(a)	12,760	2,099,658
Medtronic PLC	144,255	12,708,865
Novocure Ltd.(a)	27,700	1,149,550
Omnicell, Inc.(a)	8,385	617,723
Orchestra BioMed Holdings, Inc.(a)	13,696	95,872
Penumbra, Inc.(a)	17,840	6,138,030
ResMed, Inc.	13,234	2,891,629
STERIS PLC	9,590	2,157,558
Stryker Corp.	68,196	20,805,918
Zimmer Biomet Holdings, Inc.	14,617	2,128,235

		168,087,804

Health Care Providers & Services — 17.1%
Agiliti, Inc.(a)	40,496	668,184
AmerisourceBergen Corp.	59,256	11,402,632
Centene Corp.(a)	29,311	1,977,027
Cigna Group	22,809	6,400,205
Elevance Health, Inc.(d)	12,737	5,658,922
Guardant Health, Inc.(a)	12,702	454,732
HCA Healthcare, Inc.	21,285	6,459,572
Humana, Inc.	11,855	5,300,726
McKesson Corp.	26,075	11,142,108
Quest Diagnostics, Inc.	40,564	5,701,676
UnitedHealth Group, Inc.(d)	97,709	46,962,854

		102,128,638

Life Sciences Tools & Services — 9.7%
10X Genomics, Inc., Class A(a)	9,740	543,882
Agilent Technologies, Inc.	25,861	3,109,785
Avantor, Inc.(a)	78,897	1,620,544
Bio-Techne Corp.	10,625	867,319
Danaher Corp.	43,329	10,398,960
Icon PLC(a)	8,210	2,054,142
Illumina, Inc.(a)	11,735	2,200,195
IQVIA Holdings, Inc.(a)	26,058	5,857,057
Mettler-Toledo International, Inc.(a)	1,055	1,383,780
Nautilus Biotechnology, Inc.(a)	16,560	64,087
QIAGEN NV(a)	31,011	1,396,425
Rapid Micro Biosystems, Inc., Class A(a)	20,561	20,561
Repligen Corp.(a)	8,070	1,141,582

S C H E D U L E O F I N V E S T M E N T S	75

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Health Sciences Trust (BME) (Percentages shown are based on Net Assets)

Security	Shares	Value

Life Sciences Tools & Services (continued)
Thermo Fisher Scientific, Inc.(f)	40,468	$21,114,179
West Pharmaceutical Services, Inc.	15,420	5,897,688

		57,670,186

Pharmaceuticals — 19.6%
Arvinas, Inc.(a)	13,163	326,706
AstraZeneca PLC	26,401	3,784,694
Bristol-Myers Squibb Co.	39,106	2,500,829
Catalent, Inc.(a)	20,045	869,151
Daiichi Sankyo Co. Ltd.	33,900	1,077,147
Elanco Animal Health, Inc.(a)	51,800	521,108
Eli Lilly & Co.	79,376	37,225,756
Johnson & Johnson(d)	90,509	14,981,050
Merck & Co., Inc.(d)	243,775	28,129,197
Novo Nordisk A/S, Class B	17,765	2,869,753
Pfizer, Inc.(d)	178,976	6,564,840
Pliant Therapeutics, Inc.(a)	12,594	228,203
Reata Pharmaceuticals, Inc., Class A(a)	6,625	675,485
Roche Holding AG	11,601	3,543,756
Sanofi	24,587	2,646,932
Structure Therapeutics, Inc.(a)(e)	13,208	549,057
Zoetis, Inc.	61,919	10,663,071

		117,156,735

Total Common Stocks — 95.7% (Cost: $384,440,043)		571,332,312

	Benefical Interest (000)

Other Interests

Health Care Providers & Services — 0.0%
Afferent Pharmaceuticals, Inc.(b)(c)(g)	$190	152,128

Total Other Interests — 0.0% (Cost: $ — )		152,128

	Shares

Preferred Securities

Preferred Stocks — 0.7%(b)(c)

Biotechnology — 0.1%
Cellarity, Inc., Series B, (Acquired 01/15/21, Cost: $265,002)	44,167	171,368
Goldfinch Bio, Inc., Series B, (Acquired 06/26/20, Cost: $224,200)	190,000	64,600
Laronde, Inc., Series B, (Acquired 07/28/21, Cost: $590,800)	21,100	365,452
Neurogene, Inc., Series B, (Acquired 12/14/20, Cost: $260,568)	106,790	259,500

		860,920

Health Care Equipment & Supplies — 0.3%
Exo Imaging, Inc., Series C, (Acquired 06/24/21, Cost: $595,999)	101,741	284,875

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Nucleix Ltd., Series AA, (Acquired 03/25/21, Cost: $1,070,001)	367,395	$1,142,598
Swift Health Systems, Inc., Series D, (Acquired 08/27/21, Cost: $286,998)	92,580	122,206

		1,549,679

Health Care Providers & Services — 0.1%
Quanta Dialysis Technologies Ltd., Series D, (Acquired 06/18/21, Cost: $515,759)	4,243,029	355,650

Health Care Technology — 0.2%
Carbon Health Technologies, Inc., Series D2, (Acquired 02/02/23, Cost: $907,000)	89,892	1,013,982

Pharmaceuticals — 0.0%
Insitro, Inc., Series C, (Acquired 03/10/21, Cost: $560,000)	30,616	353,002

		4,133,233

Total Preferred Securities — 0.7% (Cost: $5,276,327)		4,133,233

Rights

Health Care Equipment & Supplies — 0.0%
Abiomed, Inc.(a)(b)	14,359	40,493

Total Rights — 0.0% (Cost: $14,646)		40,493

Warrants

Health Care Providers & Services — 0.0%
CareMax, Inc., (Issued/Exercisable 09/15/20, 1 Share for 1 Warrant, Expires 07/16/25, Strike Price USD 11.50)(a)	4,201	1,428

Pharmaceuticals — 0.0%
Nuvation Bio, Inc., (Issued/Exercisable 08/17/20, 1 Share for 1 Warrant, Expires 07/07/27, Strike Price USD 11.50)(a)	4,050	670

Total Warrants — 0.0% (Cost: $14,030)		2,098

Total Long-Term Investments — 96.4% (Cost: $389,745,046)		575,660,264

76	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Health Sciences Trust (BME) (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Securities

Money Market Funds — 4.7%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 4.98%(h)(i)	25,514,114	$25,514,114
SL Liquidity Series, LLC, Money Market Series, 5.28%(h)(i)(j)	2,540,085	2,540,085

Total Short-Term Securities — 4.7% (Cost: $28,054,559)		28,054,199

Total Investments Before Options Written — 101.1% (Cost: $417,799,605)		603,714,463

Options Written — (1.0)% (Premiums Received: $(4,910,324))		(6,153,073)

Total Investments, Net of Options Written — 100.1% (Cost: $412,889,281)		597,561,390

Liabilities in Excess of Other Assets — (0.1)%		(312,144)

Net Assets — 100.0%		$597,249,246

(a)	Non-income producing security.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)
Restricted security as to resale, excluding 144A securities. The Trust held restricted securities with a current value of $4,370,260, representing 0.7% of its net assets as of period end, and an original cost of $5,276,327.

(d)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(e)	All or a portion of this security is on loan.
(f)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(g)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(h)	Affiliate of the Trust.
(i)	Annualized 7-day yield as of period end.
(j)	All or a portion of this security was purchased with the cash collateral from loaned securities.

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
Affiliates
Investments in issuers considered to be affiliate(s) of the Trust during the six months ended June 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/22	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/23	Shares Held at 06/30/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$23,195,315	$2,318,799	(a)	$—	$—	$—	$25,514,114	25,514,114	$571,208		$—
SL Liquidity Series, LLC, Money Market Series	675,980	1,863,501	(a)	—	1,229	(625)	2,540,085	2,540,085	20,778	(b)	—

					$1,229	$(625)	$28,054,199		$591,986		$—

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End
Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Alcon, Inc.	136	07/05/23	USD	72.60	USD	1,117	$(130,050)
Abbott Laboratories	245	07/07/23	USD	104.00	USD	2,671	(126,175)
Align Technology, Inc.	15	07/07/23	USD	315.00	USD	530	(58,275)
AmerisourceBergen Corp.	52	07/07/23	USD	175.00	USD	1,001	(92,300)
Danaher Corp.	126	07/07/23	USD	235.00	USD	3,024	(78,120)
Humana, Inc.	32	07/07/23	USD	520.00	USD	1,431	(1,120)
McKesson Corp.	22	07/07/23	USD	390.00	USD	940	(83,600)
Pfizer, Inc.	340	07/07/23	USD	39.00	USD	1,247	(510)
Reata Pharmaceuticals, Inc., Class A	25	07/07/23	USD	101.00	USD	255	(8,687)
UnitedHealth Group, Inc.	209	07/07/23	USD	485.00	USD	10,045	(40,964)
AbbVie, Inc.	101	07/14/23	USD	135.00	USD	1,361	(14,796)
Baxter International, Inc.	177	07/14/23	USD	42.00	USD	806	(64,605)
Bristol-Myers Squibb Co.	74	07/14/23	USD	68.00	USD	473	(259)
Eli Lilly & Co.	123	07/14/23	USD	460.00	USD	5,768	(153,750)

S C H E D U L E O F I N V E S T M E N T S	77

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Health Sciences Trust (BME)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Gilead Sciences, Inc.	141	07/14/23	USD	78.00	USD	1,087	$(8,812)
Illumina, Inc.	20	07/14/23	USD	210.00	USD	375	(3,500)
Intuitive Surgical, Inc.	63	07/14/23	USD	320.00	USD	2,154	(137,970)
Merck & Co., Inc.	260	07/14/23	USD	114.00	USD	3,000	(65,650)
Pfizer, Inc.	340	07/14/23	USD	40.00	USD	1,247	(680)
Thermo Fisher Scientific, Inc.	89	07/14/23	USD	530.00	USD	4,644	(38,270)
Vertex Pharmaceuticals, Inc.	70	07/14/23	USD	340.00	USD	2,463	(91,700)
Abbott Laboratories	208	07/21/23	USD	105.00	USD	2,268	(97,760)
AbbVie, Inc.	105	07/21/23	USD	150.00	USD	1,415	(473)
Abcam PLC, ADR	109	07/21/23	USD	25.00	USD	267	(11,172)
Alcon, Inc.	87	07/21/23	USD	82.50	USD	714	(10,657)
Alkermes PLC	19	07/21/23	USD	31.00	USD	59	(1,948)
Alnylam Pharmaceuticals, Inc.	29	07/21/23	USD	210.00	USD	551	(2,683)
AmerisourceBergen Corp.	23	07/21/23	USD	180.00	USD	443	(32,200)
Amgen, Inc.	118	07/21/23	USD	235.00	USD	2,620	(4,130)
Apellis Pharmaceuticals, Inc.	26	07/21/23	USD	95.00	USD	237	(6,955)
Avantor, Inc.	75	07/21/23	USD	20.43	USD	154	(5,976)
Bausch & Lomb Corp.	107	07/21/23	USD	19.63	USD	215	(10,387)
Baxter International, Inc.	194	07/21/23	USD	42.50	USD	884	(64,020)
Becton Dickinson & Co.	48	07/21/23	USD	252.95	USD	1,267	(59,708)
BioMarin Pharmaceutical, Inc.	52	07/21/23	USD	100.00	USD	451	(1,170)
Biomea Fusion, Inc.	66	07/21/23	USD	40.00	USD	145	(495)
Bio-Techne Corp.	20	07/21/23	USD	85.00	USD	163	(1,650)
Blueprint Medicines Corp.	60	07/21/23	USD	55.00	USD	379	(55,200)
Boston Scientific Corp.	767	07/21/23	USD	53.40	USD	4,149	(116,059)
Catalent, Inc.	38	07/21/23	USD	40.00	USD	165	(17,290)
Catalent, Inc.	38	07/21/23	USD	50.00	USD	165	(1,710)
Centene Corp.	56	07/21/23	USD	67.50	USD	378	(8,540)
Cerevel Therapeutics Holdings, Inc.	32	07/21/23	USD	35.00	USD	102	(880)
Dexcom, Inc.	99	07/21/23	USD	124.95	USD	1,272	(57,771)
Edwards Lifesciences Corp.	42	07/21/23	USD	88.72	USD	396	(25,756)
Edwards Lifesciences Corp.	53	07/21/23	USD	90.00	USD	500	(26,765)
Elevance Health, Inc.	48	07/21/23	USD	490.00	USD	2,133	(3,720)
Envista Holdings Corp.	80	07/21/23	USD	32.24	USD	271	(16,214)
Exact Sciences Corp.	37	07/21/23	USD	85.00	USD	347	(36,260)
Gilead Sciences, Inc.	226	07/21/23	USD	82.50	USD	1,742	(2,147)
Glaukos Corp.	9	07/21/23	USD	60.00	USD	64	(10,440)
HCA Healthcare, Inc.	50	07/21/23	USD	285.00	USD	1,517	(99,250)
Hologic, Inc.	26	07/21/23	USD	85.00	USD	211	(910)
Hologic, Inc.	15	07/21/23	USD	80.00	USD	121	(3,225)
Humana, Inc.	15	07/21/23	USD	525.00	USD	671	(788)
IDEXX Laboratories, Inc.	27	07/21/23	USD	490.00	USD	1,356	(53,595)
Immunocore Holdings PLC, ADR	18	07/21/23	USD	60.00	USD	108	(3,915)
Incyte Corp.	63	07/21/23	USD	68.00	USD	392	(764)
Insulet Corp.	12	07/21/23	USD	330.00	USD	346	(450)
Intuitive Surgical, Inc.	48	07/21/23	USD	325.00	USD	1,641	(104,160)
Ionis Pharmaceuticals, Inc.	29	07/21/23	USD	37.50	USD	119	(11,455)
Ionis Pharmaceuticals, Inc.	79	07/21/23	USD	45.00	USD	324	(988)
IQVIA Holdings, Inc.	30	07/21/23	USD	210.00	USD	674	(48,600)
Karuna Therapeutics, Inc.	6	07/21/23	USD	240.00	USD	130	(510)
Masimo Corp.	16	07/21/23	USD	175.00	USD	263	(2,200)
McKesson Corp.	45	07/21/23	USD	400.00	USD	1,923	(133,650)
Medtronic PLC	126	07/21/23	USD	90.00	USD	1,110	(7,182)
Mettler-Toledo International, Inc.	2	07/21/23	USD	1,460.00	USD	262	(490)
Moderna, Inc.	41	07/21/23	USD	150.00	USD	498	(882)
Moderna, Inc.	18	07/21/23	USD	135.00	USD	219	(1,449)
Morphic Holding, Inc.	31	07/21/23	USD	60.00	USD	178	(8,447)
Neurocrine Biosciences, Inc.	32	07/21/23	USD	100.00	USD	302	(3,520)
Omnicell, Inc.	12	07/21/23	USD	75.00	USD	88	(3,150)
Penumbra, Inc.	30	07/21/23	USD	320.00	USD	1,032	(82,050)
PTC Therapeutics, Inc.	24	07/21/23	USD	65.00	USD	98	(11,520)
QIAGEN NV	58	07/21/23	USD	47.25	USD	261	(4,560)

78	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Health Sciences Trust (BME)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Quest Diagnostics, Inc.	77	07/21/23	USD	135.00	USD	1,082	$(44,660)
Regeneron Pharmaceuticals, Inc.	20	07/21/23	USD	785.00	USD	1,437	(2,850)
Regeneron Pharmaceuticals, Inc.	21	07/21/23	USD	760.00	USD	1,509	(6,772)
Repligen Corp.	33	07/21/23	USD	170.00	USD	467	(9,900)
ResMed, Inc.	21	07/21/23	USD	234.21	USD	459	(2,165)
ResMed, Inc.	29	07/21/23	USD	220.00	USD	634	(14,210)
Revolution Medicines, Inc.	38	07/21/23	USD	30.00	USD	102	(2,185)
Rhythm Pharmaceuticals, Inc.	54	07/21/23	USD	22.50	USD	89	(4,050)
Rhythm Pharmaceuticals, Inc.	44	07/21/23	USD	20.00	USD	73	(880)
Rocket Pharmaceuticals, Inc.	32	07/21/23	USD	22.50	USD	64	(400)
Rocket Pharmaceuticals, Inc.	33	07/21/23	USD	25.00	USD	66	(3,465)
Sage Therapeutics, Inc.	43	07/21/23	USD	52.50	USD	202	(1,505)
STERIS PLC	18	07/21/23	USD	210.00	USD	405	(28,170)
Stryker Corp.	233	07/21/23	USD	290.00	USD	7,109	(384,450)
Ultragenyx Pharmaceutical, Inc.	11	07/21/23	USD	55.00	USD	51	(330)
Vaxcyte, Inc.	23	07/21/23	USD	55.00	USD	115	(1,380)
Vertex Pharmaceuticals, Inc.	40	07/21/23	USD	350.00	USD	1,408	(29,400)
West Pharmaceutical Services, Inc.	48	07/21/23	USD	360.00	USD	1,836	(120,000)
Zoetis, Inc.	235	07/21/23	USD	170.00	USD	4,047	(102,225)
Alkermes PLC	22	07/25/23	USD	30.25	USD	69	(3,676)
AbbVie, Inc.	115	07/28/23	USD	140.00	USD	1,549	(8,165)
AmerisourceBergen Corp.	95	07/28/23	USD	185.00	USD	1,828	(88,350)
Amgen, Inc.	113	07/28/23	USD	235.00	USD	2,509	(6,723)
Baxter International, Inc.	27	07/28/23	USD	43.00	USD	123	(9,045)
Biogen, Inc.	128	07/28/23	USD	300.00	USD	3,646	(54,400)
Bristol-Myers Squibb Co.	74	07/28/23	USD	67.00	USD	473	(1,776)
Centene Corp.	55	07/28/23	USD	68.00	USD	371	(16,362)
Cigna Group	14	07/28/23	USD	280.00	USD	393	(10,430)
Eli Lilly & Co.	120	07/28/23	USD	470.00	USD	5,628	(129,300)
GE HealthCare, Inc.	260	07/28/23	USD	80.00	USD	2,112	(81,900)
Humana, Inc.	11	07/28/23	USD	470.00	USD	492	(3,603)
Johnson & Johnson	86	07/28/23	USD	165.00	USD	1,423	(27,305)
McKesson Corp.	32	07/28/23	USD	425.00	USD	1,367	(31,520)
Medtronic PLC	65	07/28/23	USD	87.00	USD	573	(15,145)
Merck & Co., Inc.	223	07/28/23	USD	112.00	USD	2,573	(104,810)
UnitedHealth Group, Inc.	162	07/28/23	USD	490.00	USD	7,786	(121,500)
Vertex Pharmaceuticals, Inc.	75	07/28/23	USD	355.00	USD	2,639	(63,000)
Zimmer Biomet Holdings, Inc.	27	08/01/23	USD	146.17	USD	393	(7,031)
AmerisourceBergen Corp.	3	08/04/23	USD	190.00	USD	58	(1,845)
AmerisourceBergen Corp.	52	08/04/23	USD	195.00	USD	1,001	(19,760)
Baxter International, Inc.	26	08/04/23	USD	47.00	USD	118	(2,990)
Danaher Corp.	38	08/04/23	USD	240.00	USD	912	(30,400)
Eli Lilly & Co.	58	08/04/23	USD	475.00	USD	2,720	(60,465)
Gilead Sciences, Inc.	333	08/04/23	USD	79.00	USD	2,566	(39,793)
Illumina, Inc.	24	08/04/23	USD	215.00	USD	450	(7,440)
Intuitive Surgical, Inc.	72	08/04/23	USD	330.00	USD	2,462	(150,120)
Johnson & Johnson	96	08/04/23	USD	170.00	USD	1,589	(10,752)
Merck & Co., Inc.	209	08/04/23	USD	116.00	USD	2,412	(56,430)
Thermo Fisher Scientific, Inc.	72	08/04/23	USD	550.00	USD	3,757	(36,000)
10X Genomics, Inc., Class A	37	08/18/23	USD	70.00	USD	207	(3,053)
AbbVie, Inc.	118	08/18/23	USD	145.00	USD	1,590	(9,381)
Abcam PLC, ADR	55	08/18/23	USD	25.00	USD	135	(13,200)
Agilent Technologies, Inc.	98	08/18/23	USD	120.00	USD	1,178	(47,040)
Alcon, Inc.	136	08/18/23	USD	80.00	USD	1,117	(61,200)
Alkermes PLC	22	08/18/23	USD	32.00	USD	69	(2,585)
Alnylam Pharmaceuticals, Inc.	35	08/18/23	USD	220.00	USD	665	(9,712)
Apellis Pharmaceuticals, Inc.	26	08/18/23	USD	95.00	USD	237	(14,300)
Argenx SE, ADR	20	08/18/23	USD	450.00	USD	779	(34,100)
Avantor, Inc.	149	08/18/23	USD	22.50	USD	306	(5,960)
Avantor, Inc.	75	08/18/23	USD	20.40	USD	154	(9,185)
Bausch & Lomb Corp.	107	08/18/23	USD	20.00	USD	215	(12,037)
Becton Dickinson & Co.	105	08/18/23	USD	260.00	USD	2,772	(107,100)

S C H E D U L E O F I N V E S T M E N T S	79

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Health Sciences Trust (BME)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
BeiGene Ltd., ADR	19	08/18/23	USD	230.00	USD	339	$(4,085)
Biogen, Inc.	18	08/18/23	USD	305.00	USD	513	(8,280)
BioMarin Pharmaceutical, Inc.	61	08/18/23	USD	105.00	USD	529	(4,423)
Bio-Techne Corp.	20	08/18/23	USD	80.50	USD	163	(8,773)
Boston Scientific Corp.	933	08/18/23	USD	57.50	USD	5,047	(34,987)
Cerevel Therapeutics Holdings, Inc.	31	08/18/23	USD	35.00	USD	99	(2,713)
Cigna Group	72	08/18/23	USD	280.00	USD	2,020	(84,600)
Cooper Cos., Inc.	49	08/18/23	USD	380.00	USD	1,879	(66,640)
Dexcom, Inc.	109	08/18/23	USD	131.00	USD	1,401	(49,369)
Edwards Lifesciences Corp.	47	08/18/23	USD	87.20	USD	443	(44,689)
Exact Sciences Corp.	35	08/18/23	USD	91.00	USD	329	(23,426)
HCA Healthcare, Inc.	30	08/18/23	USD	290.00	USD	910	(61,050)
Icon PLC	31	08/18/23	USD	240.00	USD	776	(56,420)
Immunocore Holdings PLC, ADR	18	08/18/23	USD	65.00	USD	108	(3,645)
Incyte Corp.	63	08/18/23	USD	64.00	USD	392	(12,669)
Inspire Medical Systems, Inc.	21	08/18/23	USD	340.00	USD	682	(26,145)
Insulet Corp.	20	08/18/23	USD	299.00	USD	577	(19,536)
Intuitive Surgical, Inc.	58	08/18/23	USD	330.00	USD	1,983	(126,730)
IQVIA Holdings, Inc.	69	08/18/23	USD	230.00	USD	1,551	(43,470)
iRhythm Technologies, Inc.	8	08/18/23	USD	120.00	USD	83	(2,080)
Johnson & Johnson	161	08/18/23	USD	165.00	USD	2,665	(66,010)
Legend Biotech Corp., ADR	48	08/18/23	USD	75.00	USD	331	(10,680)
Masimo Corp.	32	08/18/23	USD	165.50	USD	527	(24,558)
Medtronic PLC	85	08/18/23	USD	86.25	USD	749	(30,199)
Merck & Co., Inc.	234	08/18/23	USD	115.00	USD	2,700	(88,920)
Merus NV	28	08/18/23	USD	30.00	USD	74	(7,140)
Mettler-Toledo International, Inc.	2	08/18/23	USD	1,385.00	USD	262	(4,070)
Morphic Holding, Inc.	17	08/18/23	USD	60.00	USD	97	(5,993)
Neurocrine Biosciences, Inc.	44	08/18/23	USD	105.00	USD	415	(7,810)
Omnicell, Inc.	19	08/18/23	USD	75.00	USD	140	(7,980)
Penumbra, Inc.	37	08/18/23	USD	330.50	USD	1,273	(80,865)
Prothena Corp. PLC	33	08/18/23	USD	80.00	USD	225	(6,023)
Quest Diagnostics, Inc.	77	08/18/23	USD	140.00	USD	1,082	(32,725)
Regeneron Pharmaceuticals, Inc.	26	08/18/23	USD	800.00	USD	1,868	(12,090)
Rhythm Pharmaceuticals, Inc.	84	08/18/23	USD	20.00	USD	139	(4,200)
Sage Therapeutics, Inc.	20	08/18/23	USD	60.00	USD	94	(2,200)
Seagen, Inc.	41	08/18/23	USD	200.00	USD	789	(15,067)
STERIS PLC	18	08/18/23	USD	207.50	USD	405	(37,636)
Stryker Corp.	14	08/18/23	USD	292.00	USD	427	(27,394)
Ultragenyx Pharmaceutical, Inc.	11	08/18/23	USD	55.00	USD	51	(1,733)
Viking Therapeutics, Inc.	64	08/18/23	USD	26.00	USD	104	(2,240)
West Pharmaceutical Services, Inc.	10	08/18/23	USD	380.00	USD	382	(17,250)
Zimmer Biomet Holdings, Inc.	28	08/18/23	USD	145.00	USD	408	(14,560)
Bausch & Lomb Corp.	74	08/21/23	USD	18.56	USD	149	(15,682)
Medtronic PLC	122	08/29/23	USD	89.00	USD	1,075	(27,130)
Medtronic PLC	150	09/08/23	USD	89.00	USD	1,322	(37,040)
Seagen, Inc.	41	09/15/23	USD	200.00	USD	789	(19,680)

							$(6,056,130)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Roche Holding AG	Barclays Bank PLC	1,200	07/11/23	CHF	290.77	CHF	328	$(145)
Genmab A/S	Morgan Stanley & Co. International PLC	900	07/13/23	DKK	2,806.75	DKK	2,327	(171)
Novo Nordisk A/S, Class B	Morgan Stanley & Co. International PLC	5,000	07/13/23	DKK	1,149.69	DKK	5,511	(3,483)
Roche Holding AG	UBS AG	1,000	07/13/23	CHF	294.45	CHF	273	(118)
Sanofi	Goldman Sachs International	4,700	07/13/23	EUR	97.63	EUR	464	(7,572)
AstraZeneca PLC	UBS AG	6,700	07/18/23	GBP	124.57	GBP	756	(1,531)
Sanofi	Goldman Sachs International	4,700	07/18/23	EUR	97.09	EUR	464	(10,514)

80	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Health Sciences Trust (BME)

OTC Options Written (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Roche Holding AG	JPMorgan Chase Bank N.A.	1,300	07/25/23	CHF	296.53	CHF	355	$(619)
Glaukos Corp.	Morgan Stanley & Co. International PLC	900	07/31/23	USD	69.83	USD	64	(3,587)
Revolution Medicines, Inc.	Citibank N.A.	3,300	07/31/23	USD	25.25	USD	88	(8,101)
Vaxcyte, Inc.	Morgan Stanley & Co. International PLC	2,200	07/31/23	USD	54.78	USD	110	(2,188)
Novo Nordisk A/S, Class B	Citibank N.A.	1,800	08/02/23	DKK	1,117.35	DKK	1,984	(7,711)
Daiichi Sankyo Co. Ltd.	Goldman Sachs International	12,900	08/03/23	JPY	4,670.09	JPY	59,145	(11,455)
AstraZeneca PLC	Goldman Sachs International	3,400	08/16/23	GBP	117.36	GBP	384	(9,467)
Genmab A/S, ADR	Morgan Stanley & Co. International PLC	6,400	08/23/23	USD	39.39	USD	243	(7,756)
Alkermes PLC	Citibank N.A.	5,900	08/29/23	USD	33.63	USD	185	(5,196)
Legend Biotech Corp., ADR	UBS AG	5,400	09/08/23	USD	75.80	USD	373	(17,329)

								$(96,943)

Balances Reported in the Statements of Assets and Liabilities for Options Written

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Options Written	$ N/A	$ N/A	$ 1,220,682	$ (2,463,431)	$ (6,153,073)
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Options written
Options written at value	$—	$—	$6,153,073	$—	$—	$—	$6,153,073

For the period ended June 30, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Options purchased(a)	$—	$—	$(209,469)	$—	$—	$—	$(209,469)
Options written	—	—	4,698,971	—	—	—	4,698,971

	$—	$—	$4,489,502	$—	$—	$—	$4,489,502

Net Change in Unrealized Appreciation (Depreciation) on:
Options written	$—	$—	$(3,421,738)	$—	$—	$—	$(3,421,738)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts purchased	$—	(a)
Average value of option contracts written	$5,024,703

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.
For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	81

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Health Sciences Trust (BME)

Derivative Financial Instruments — Offsetting as of Period End
The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Options	$—	$6,153,073

Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	6,153,073

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(6,056,130)

Total derivative assets and liabilities subject to an MNA	$—	$96,943

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged (a)	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(b)
Barclays Bank PLC	$145	$—	$—	$—	$145
Citibank N.A.	21,008	—	—	—	21,008
Goldman Sachs International	39,008	—	—	—	39,008
JPMorgan Chase Bank N.A.	619	—	(619)	—	—
Morgan Stanley & Co. International PLC	17,185	—	—	—	17,185
UBS AG	18,978	—	—	—	18,978

	$96,943	$—	$(619)	$—	$96,324

(a)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(b)
Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Biotechnology	$125,257,414	$946,636	$84,899	$126,288,949
Health Care Equipment & Supplies	168,087,804	—	—	168,087,804
Health Care Providers & Services	102,128,638	—	—	102,128,638
Life Sciences Tools & Services	57,670,186	—	—	57,670,186
Pharmaceuticals	103,234,453	13,922,282	—	117,156,735
Other Interests	—	—	152,128	152,128
Preferred Securities
Preferred Stocks	—	—	4,133,233	4,133,233
Rights	—	—	40,493	40,493
Warrants	2,098	—	—	2,098
Short-Term Securities
Money Market Funds	25,514,114	—	—	25,514,114

	$581,894,707	$14,868,918	$4,410,753	601,174,378

Investments Valued at NAV(a)				2,540,085

				$603,714,463

82	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Health Sciences Trust (BME)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments(b)
Liabilities
Equity Contracts	$(5,163,792)	$(989,281)	$—	$(6,153,073)

(a)	Certain investments of the Trust were fair valued using NAV as a practical expedient as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are options written. Options written are shown at value.
See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	83

Schedule of Investments (unaudited) June 30, 2023	BlackRock Innovation and Growth Term Trust (BIGZ) (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 5.2%
Axon Enterprise, Inc.(a)(b)	323,772	$63,174,392
HEICO Corp.(c)	269,930	47,761,414

		110,935,806

Air Freight & Logistics — 1.6%
GXO Logistics, Inc.(b)	529,641	33,272,048

Automobile Components — 1.6%
Fox Factory Holding Corp.(b)(c)	317,209	34,420,349

Biotechnology — 1.0%
Halozyme Therapeutics, Inc.(b)	610,181	22,009,229

Broadline Retail — 0.3%
Etsy, Inc.(b)	68,408	5,788,001

Building Products — 1.0%
AZEK Co., Inc.(b)	725,567	21,977,425

Capital Markets — 4.8%
MarketAxess Holdings, Inc.	78,856	20,614,535
TPG, Inc.	913,473	26,728,220
Tradeweb Markets, Inc., Class A(d)	804,964	55,123,935

		102,466,690

Construction & Engineering — 1.6%
Comfort Systems USA, Inc.	207,799	34,120,596

Diversified Consumer Services — 3.9%
Duolingo, Inc.(b)	237,302	33,919,948
Grammarly, Inc., (Acquired 11/17/21, Cost: $26,250,012)(e)(f)	1,001,454	17,164,922
Ideal Image, Class A, (Acquired 05/05/21, Cost: $50,000,000)(e)(f)	6,224	32,480,436

		83,565,306

Entertainment — 0.6%
Kahoot! ASA(b)	4,666,896	12,729,395

Food Products — 0.3%
Freshpet, Inc.(b)(c)	90,230	5,938,036

Ground Transportation — 2.8%
Saia, Inc.(b)	175,878	60,222,386

Health Care Equipment & Supplies(b) — 3.0%
Inmode Ltd.	148,982	5,564,478
Inspire Medical Systems, Inc.	110,525	35,880,836
Insulet Corp.	78,734	22,702,161

		64,147,475

Health Care Providers & Services — 1.4%
Surgery Partners, Inc.(b)	655,839	29,506,197

Health Care Technology(b) — 1.6%
Certara, Inc.	396,935	7,228,186
Doximity, Inc., Class A(c)	407,869	13,875,704
Phreesia, Inc.	419,312	13,002,865

		34,106,755

Hotels, Restaurants & Leisure — 4.3%
Domino’s Pizza, Inc.	19,401	6,537,943
Evolution AB(g)	300,297	38,054,766

Security	Shares	Value

Hotels, Restaurants & Leisure (continued)
Penn Entertainment, Inc.(b)	170,486	$4,096,779
Planet Fitness, Inc., Class A(b)(d)	624,948	42,146,493

		90,835,981

Industrial REITs — 0.3%
Innovative Industrial Properties, Inc.	33,866	2,472,557
Rexford Industrial Realty, Inc.	88,153	4,603,349

		7,075,906

Interactive Media & Services — 2.3%
Match Group, Inc.(b)(c)	1,035,971	43,355,386
Patreon, Inc., (Acquired 08/19/21, Cost: $11,732,736)(e)(f)	208,333	5,435,408

		48,790,794

IT Services — 5.7%
DigitalOcean Holdings, Inc.(b)	407,658	16,363,392
Globant SA(b)	221,257	39,764,308
MongoDB, Inc.(b)	116,170	47,744,708
Teya Services Ltd., Series C, (Acquired 11/16/21, Cost: $49,999,974)(e)(f)	25,742	17,073,897

		120,946,305

Life Sciences Tools & Services — 8.3%
10X Genomics, Inc., Class A(b)(c)(d)	88,021	4,915,092
Azenta, Inc.(b)	305,275	14,250,237
Bio-Techne Corp.	511,281	41,735,868
Charles River Laboratories International, Inc.(b)	127,516	26,810,239
Olink Holding AB, ADR(b)	65,984	1,237,200
Repligen Corp.(b)	260,878	36,903,802
West Pharmaceutical Services, Inc.	130,655	49,971,618

		175,824,056

Machinery(b) — 1.9%
AutoStore Holdings Ltd.(c)(g)	9,492,782	20,779,611
Chart Industries, Inc.	118,174	18,883,024

		39,662,635

Personal Care Products — 0.1%
Beauty Health Co.(b)	223,147	1,867,740

Professional Services(b) — 1.1%
Fiverr International Ltd.	357,463	9,297,613
Paylocity Holding Corp.(d)	80,236	14,805,949

		24,103,562

Semiconductors & Semiconductor Equipment — 9.6%
Ambarella, Inc.(b)	205,175	17,166,992
ASM International NV	24,372	10,348,453
Entegris, Inc.(a)(c)(d)	541,178	59,973,346
Lattice Semiconductor Corp.(b)(c)	503,092	48,332,048
Monolithic Power Systems, Inc.(a)(d)	120,729	65,221,428
SolarEdge Technologies, Inc.(b)(c)	16,083	4,327,131

		205,369,398

Software — 13.7%
Aspen Technology, Inc.(b)(c)	161,072	26,997,278
Bentley Systems, Inc., Class B	786,253	42,638,500
Bill Holding, Inc.(b)	173,026	20,218,088
Confluent, Inc., Class A(b)	1,134,927	40,074,272
Five9, Inc.(b)	158,993	13,108,973
HubSpot, Inc.(b)	88,402	47,037,820
JFrog Ltd.(b)	847,689	23,480,985

84	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Innovation and Growth Term Trust (BIGZ) (Percentages shown are based on Net Assets)

Security	Shares	Value

Software (continued)
PagerDuty, Inc.(b)	334,226	$7,513,401
SiteMinder Ltd.(b)	8,522,830	16,612,241
Snorkel AI, Inc., (Acquired 06/30/21, Cost: $2,999,997)(e)(f)	199,738	2,211,100
Snyk Ltd., (Acquired 09/02/21, Cost: $25,961,537)(e)(f)	1,809,860	20,795,291
Zscaler, Inc.(b)	213,972	31,304,104

		291,992,053

Textiles, Apparel & Luxury Goods — 0.8%
Figs, Inc., Class A(b)	2,000,216	16,541,786

Total Common Stocks — 78.8% (Cost: $1,747,200,322)		1,678,215,910

Preferred Securities

Preferred Stocks — 21.8%(e)(f)

Aerospace & Defense — 0.1%
SkySafe, Inc., Series B, (Acquired 12/02/21, Cost: $4,999,999)	909,438	2,337,256

Automobile Components — 1.7%
Relativity Space, Inc., Series E, (Acquired 05/27/21, Cost: $50,000,009)	2,189,612	36,435,144

Capital Markets — 2.9%
Anchor Labs, Inc., Series D, (Acquired 11/24/21, Cost: $9,999,995)	428,785	2,765,663
The Production Board LLC, Series A3, (Acquired 06/04/21, Cost: $50,000,001)	16,666,667	42,166,668
Varo Money, Inc., Series E, (Acquired 08/27/21, Cost: $40,000,001)	4,316,904	17,353,954

		62,286,285

Diversified Consumer Services — 0.3%
Grammarly, Inc., Series 3, (Acquired 11/17/21, Cost: $8,750,004)	333,818	5,721,640

Diversified Telecommunication Services — 0.6%
Discord, Inc., Series I, (Acquired 09/13/21, Cost: $17,999,912)	32,690	12,276,496

Entertainment — 1.2%
Under Canvas, Inc., Class A, (Acquired 08/19/21, Cost: $49,999,982)	2,172,486	24,918,414

Food Products — 0.9%
Motif Food Works, Inc., Series B, (Acquired 06/08/21, Cost: $39,999,986)	1,972,240	19,485,731

Hotels, Restaurants & Leisure — 1.3%
Dapper Labs, Inc., Series 7, (Acquired 07/20/21, Cost: $29,999,946)	191,067	8,009,529
Underdog Sports, Inc., Series B, (Acquired 01/11/22, Cost: $14,999,974)	291,061	19,180,920

		27,190,449

Interactive Media & Services — 0.5%
Patreon, Inc., Series D, (Acquired 07/14/21, Cost: $23,333,352)	416,667	10,870,842

Security	Shares	Value

IT Services — 1.4%
Via Transportation, Inc., Series G, (Acquired 11/05/21, Cost: $24,999,974)	549,357	$25,001,237
Wagestream Holdings Ltd., Series C, (Acquired 02/11/22, Cost: $10,024,684)	762,746	4,804,687

		29,805,924

Semiconductors & Semiconductor Equipment — 2.2%
PsiQuantum Corp., Series D, (Acquired 05/21/21, Cost: $39,999,990)	1,525,192	40,310,825
Rivos, Inc., Series A, (Acquired 12/03/21, Cost: $7,996,292)	2,997,684	7,404,279

		47,715,104

Software — 7.0%
AnyRoad, Inc., Series B, (Acquired 12/07/21, Cost: $14,999,995)	2,745,894	11,642,591
Bolt Financial, Inc., Series E, (Acquired 01/18/22, Cost: $44,999,983)	898,024	22,019,548
Deepgram, Inc., Series B, (Acquired 10/22/21, Cost: $11,999,997)	2,165,400	13,403,826
Dragos, Inc., Series D, (Acquired 09/28/21, Cost: $39,999,959)	900,760	30,625,840
Genesys Cloud Services, Inc., (Acquired 11/24/21, Cost: $30,000,101)	4,651,163	18,883,722
Open Space Labs, Inc., Series D, (Acquired 01/31/22, Cost: $15,000,003)	1,687,916	15,056,211
Snorkel AI, Inc., Series C, (Acquired 06/30/21, Cost: $10,999,994)	732,373	8,107,369
Snyk Ltd., Series F, (Acquired 09/02/21, Cost: $24,038,470)	1,685,092	19,361,707
Validere Technologies, Inc., Series B, (Acquired 10/21/21, Cost: $10,000,000)	4,684,060	9,930,207

		149,031,021

Specialty Retail — 0.5%
Super73, Inc., Series C-1, (Acquired 10/25/22, Cost: $12,000,000)	1,400,669	10,799,158

Wireless Telecommunication Services — 1.2%
Loft Orbital Solutions, Inc., Series B, (Acquired 10/14/21, Cost: $24,999,992)	1,365,305	25,708,693

		464,582,157

Total Preferred Securities — 21.8% (Cost: $662,142,595)		464,582,157

Total Long-Term Investments — 100.6% (Cost: $2,409,342,917)		2,142,798,067

S C H E D U L E O F I N V E S T M E N T S	85

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Innovation and Growth Term Trust (BIGZ) (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Securities

Money Market Funds — 2.0%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 4.98%(h)(i)	22,789,372	$22,789,372
SL Liquidity Series, LLC, Money Market Series, 5.28%(h)(i)(j)	20,792,167	20,792,167

Total Short-Term Securities — 2.0% (Cost: $43,582,102)		43,581,539

Total Investments Before Options Written — 102.6% (Cost: $2,452,925,019)		2,186,379,606

Options Written — (0.7)% (Premiums Received: $(10,673,712))		(15,626,686)

Total Investments, Net of Options Written — 101.9% (Cost: $2,442,251,307)		2,170,752,920
Liabilities in Excess of Other Assets — (1.9)%		(41,344,001)

Net Assets — 100.0%		$2,129,408,919

(a)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(b)	Non-income producing security.
(c)	All or a portion of this security is on loan.
(d)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(e)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(f)
Restricted security as to resale, excluding 144A securities. The Trust held restricted securities with a current value of $559,743,211, representing 26.3% of its net assets as of period end, and an original cost of $829,086,851.

(g)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(h)	Affiliate of the Trust.
(i)	Annualized 7-day yield as of period end.
(j)	All or a portion of this security was purchased with the cash collateral from loaned securities.

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
Affiliates
Investments in issuers considered to be affiliate(s) of the Trust during the six months ended June 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/22	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/23	Shares Held at 06/30/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$20,778,628	$2,010,744	(a)	$—	$—	$—	$22,789,372	22,789,372	$254,336		$—
SL Liquidity Series, LLC, Money Market Series	184,600	20,612,476	(a)	—	(4,346)	(563)	20,792,167	20,792,167	38,615	(b)	—

					$(4,346)	$(563)	$43,581,539		$292,951		$—

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End
Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Ambarella, Inc.	218	07/07/23	USD	76.00	USD	1,824	$(178,760)
Bill Holding, Inc.	184	07/07/23	USD	101.00	USD	2,150	(299,000)
Etsy, Inc.	110	07/07/23	USD	91.00	USD	931	(2,365)
Match Group, Inc.	301	07/07/23	USD	37.00	USD	1,260	(147,490)
MongoDB, Inc.	47	07/07/23	USD	420.00	USD	1,932	(21,503)
Penn Entertainment, Inc.	136	07/07/23	USD	28.00	USD	327	(272)
Domino’s Pizza, Inc.	18	07/14/23	USD	310.00	USD	607	(50,130)
Match Group, Inc.	700	07/14/23	USD	41.00	USD	2,930	(117,950)
Zscaler, Inc.	180	07/14/23	USD	145.00	USD	2,633	(90,900)
Aspen Technology, Inc.	59	07/21/23	USD	185.00	USD	989	(14,308)
Axon Enterprise, Inc.	259	07/21/23	USD	210.00	USD	5,054	(23,958)
AZEK Co., Inc.	617	07/21/23	USD	25.00	USD	1,869	(336,265)
Azenta, Inc.	396	07/21/23	USD	45.00	USD	1,849	(99,000)
Bio-Techne Corp.	259	07/21/23	USD	85.00	USD	2,114	(21,368)

86	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Innovation and Growth Term Trust (BIGZ)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Chart Industries, Inc.	54	07/21/23	USD	125.50	USD	863	$(188,532)
Chart Industries, Inc.	40	07/21/23	USD	150.00	USD	639	(50,000)
Comfort Systems USA, Inc.	141	07/21/23	USD	160.00	USD	2,315	(83,190)
Confluent, Inc., Class A	617	07/21/23	USD	27.00	USD	2,179	(524,450)
Confluent, Inc., Class A	305	07/21/23	USD	28.00	USD	1,077	(227,225)
DigitalOcean Holdings, Inc.	228	07/21/23	USD	35.80	USD	915	(110,173)
Doximity, Inc., Class A	326	07/21/23	USD	33.91	USD	1,109	(40,054)
Duolingo, Inc.	184	07/21/23	USD	150.00	USD	2,630	(58,420)
Entegris, Inc.	600	07/21/23	USD	93.00	USD	6,649	(1,100,353)
Figs, Inc., Class A	1,700	07/21/23	USD	8.45	USD	1,406	(68,770)
Fiverr International Ltd.	350	07/21/23	USD	35.00	USD	910	(2,625)
Fox Factory Holding Corp.	194	07/21/23	USD	105.50	USD	2,105	(95,950)
Freshpet, Inc.	72	07/21/23	USD	70.00	USD	474	(7,200)
Globant SA	134	07/21/23	USD	180.00	USD	2,408	(79,730)
GXO Logistics, Inc.	307	07/21/23	USD	55.00	USD	1,929	(239,460)
GXO Logistics, Inc.	117	07/21/23	USD	60.00	USD	735	(41,535)
GXO Logistics, Inc.	423	07/21/23	USD	65.00	USD	2,657	(34,897)
Halozyme Therapeutics, Inc.	373	07/21/23	USD	34.89	USD	1,345	(80,212)
HEICO Corp.	231	07/21/23	USD	180.00	USD	4,087	(38,115)
Inmode Ltd.	238	07/21/23	USD	40.00	USD	889	(11,305)
Innovative Industrial Properties, Inc.	54	07/21/23	USD	75.00	USD	394	(7,155)
Inspire Medical Systems, Inc.	66	07/21/23	USD	310.00	USD	2,143	(132,990)
Insulet Corp.	50	07/21/23	USD	330.00	USD	1,442	(1,875)
JFrog Ltd.	264	07/21/23	USD	25.00	USD	731	(70,620)
JFrog Ltd.	470	07/21/23	USD	27.33	USD	1,302	(68,859)
MarketAxess Holdings, Inc.	55	07/21/23	USD	310.00	USD	1,438	(26,400)
Monolithic Power Systems, Inc.	98	07/21/23	USD	431.00	USD	5,294	(1,087,435)
Olink Holding AB, ADR	52	07/21/23	USD	25.00	USD	98	(26,000)
Paylocity Holding Corp.	130	07/21/23	USD	200.00	USD	2,399	(18,200)
Phreesia, Inc.	226	07/21/23	USD	35.00	USD	701	(22,600)
Planet Fitness, Inc., Class A	600	07/21/23	USD	72.50	USD	4,046	(18,000)
Repligen Corp.	60	07/21/23	USD	170.00	USD	849	(18,000)
Rexford Industrial Realty, Inc.	70	07/21/23	USD	55.00	USD	366	(3,150)
Saia, Inc.	150	07/21/23	USD	300.00	USD	5,136	(673,500)
Surgery Partners, Inc.	525	07/21/23	USD	45.00	USD	2,362	(90,562)
TPG, Inc.	661	07/21/23	USD	29.00	USD	1,934	(76,788)
Tradeweb Markets, Inc., Class A	428	07/21/23	USD	75.00	USD	2,931	(12,840)
West Pharmaceutical Services, Inc.	104	07/21/23	USD	360.00	USD	3,978	(260,000)
Lattice Semiconductor Corp.	85	07/27/23	USD	91.00	USD	817	(64,270)
Ambarella, Inc.	55	07/28/23	USD	93.00	USD	460	(8,525)
Bill Holding, Inc.	92	07/28/23	USD	125.00	USD	1,075	(33,120)
Domino’s Pizza, Inc.	13	07/28/23	USD	320.00	USD	438	(30,420)
Match Group, Inc.	270	07/28/23	USD	43.00	USD	1,130	(36,315)
Match Group, Inc.	507	07/28/23	USD	46.00	USD	2,122	(28,899)
MongoDB, Inc.	120	07/28/23	USD	380.00	USD	4,932	(481,800)
Penn Entertainment, Inc.	136	07/28/23	USD	27.00	USD	327	(2,312)
Axon Enterprise, Inc.	259	08/04/23	USD	211.00	USD	5,054	(74,001)
Tradeweb Markets, Inc., Class A	430	08/09/23	USD	75.00	USD	2,945	(27,637)
SolarEdge Technologies, Inc.	38	08/11/23	USD	290.00	USD	1,022	(43,700)
10X Genomics, Inc., Class A	140	08/18/23	USD	70.00	USD	782	(11,550)
Ambarella, Inc.	159	08/18/23	USD	87.50	USD	1,330	(52,470)
Aspen Technology, Inc.	198	08/18/23	USD	172.00	USD	3,319	(85,088)
AZEK Co., Inc.	543	08/18/23	USD	30.00	USD	1,645	(104,527)
Azenta, Inc.	100	08/18/23	USD	50.00	USD	467	(18,250)
Bio-Techne Corp.	559	08/18/23	USD	80.50	USD	4,563	(245,209)
Certara, Inc.	385	08/18/23	USD	20.00	USD	701	(97,212)
Charles River Laboratories International, Inc.	204	08/18/23	USD	210.00	USD	4,289	(240,720)
Chart Industries, Inc.	95	08/18/23	USD	155.00	USD	1,518	(138,225)
Comfort Systems USA, Inc.	191	08/18/23	USD	165.00	USD	3,136	(122,240)
Confluent, Inc., Class A	580	08/18/23	USD	33.00	USD	2,048	(272,600)
Confluent, Inc., Class A	400	08/18/23	USD	36.00	USD	1,412	(97,885)
DigitalOcean Holdings, Inc.	424	08/18/23	USD	45.00	USD	1,702	(72,080)

S C H E D U L E O F I N V E S T M E N T S	87

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Innovation and Growth Term Trust (BIGZ)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Doximity, Inc., Class A	326	08/18/23	USD	35.00	USD	1,109	$(65,200)
Duolingo, Inc.	200	08/18/23	USD	160.00	USD	2,859	(122,000)
Entegris, Inc.	479	08/18/23	USD	125.00	USD	5,308	(93,405)
Figs, Inc., Class A	1,500	08/18/23	USD	8.55	USD	1,241	(113,377)
Five9, Inc.	260	08/18/23	USD	80.00	USD	2,144	(204,100)
Fiverr International Ltd.	221	08/18/23	USD	32.00	USD	575	(11,077)
Fox Factory Holding Corp.	313	08/18/23	USD	96.50	USD	3,396	(437,245)
Freshpet, Inc.	72	08/18/23	USD	75.00	USD	474	(10,800)
Globant SA	220	08/18/23	USD	200.00	USD	3,954	(74,800)
Halozyme Therapeutics, Inc.	603	08/18/23	USD	35.73	USD	2,175	(148,062)
HEICO Corp.	200	08/18/23	USD	170.00	USD	3,539	(204,000)
HubSpot, Inc.	64	08/18/23	USD	530.00	USD	3,405	(223,040)
Inspire Medical Systems, Inc.	110	08/18/23	USD	340.00	USD	3,571	(136,950)
Insulet Corp.	75	08/18/23	USD	299.00	USD	2,163	(73,260)
Lattice Semiconductor Corp.	108	08/18/23	USD	95.00	USD	1,038	(79,920)
MarketAxess Holdings, Inc.	71	08/18/23	USD	290.00	USD	1,856	(19,880)
MongoDB, Inc.	18	08/18/23	USD	390.00	USD	740	(72,990)
Monolithic Power Systems, Inc.	101	08/18/23	USD	530.00	USD	5,456	(429,755)
Olink Holding AB, ADR	53	08/18/23	USD	22.50	USD	99	(26,500)
PagerDuty, Inc.	534	08/18/23	USD	25.00	USD	1,200	(25,365)
Planet Fitness, Inc., Class A	400	08/18/23	USD	72.50	USD	2,698	(65,000)
Repligen Corp.	357	08/18/23	USD	175.00	USD	5,050	(106,207)
Rexford Industrial Realty, Inc.	71	08/18/23	USD	53.42	USD	371	(12,107)
Saia, Inc.	151	08/18/23	USD	313.50	USD	5,170	(615,917)
Surgery Partners, Inc.	525	08/18/23	USD	45.00	USD	2,362	(165,375)
TPG, Inc.	400	08/18/23	USD	32.50	USD	1,170	(24,000)
Tradeweb Markets, Inc., Class A	429	08/18/23	USD	75.00	USD	2,938	(98,670)
West Pharmaceutical Services, Inc.	105	08/18/23	USD	380.00	USD	4,016	(181,125)
Zscaler, Inc.	162	08/18/23	USD	155.00	USD	2,370	(89,910)
HubSpot, Inc.	77	09/15/23	USD	520.00	USD	4,097	(374,220)

							$(13,793,751)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Bentley Systems, Inc., Class B	Goldman Sachs International	50,000	07/06/23	USD	45.44	USD	2,712	$ (441,672)
AutoStore Holdings Ltd.	Morgan Stanley & Co. International PLC	267,000	07/11/23	NOK	22.86	NOK	6,273	(24,415)
Kahoot! ASA	Goldman Sachs International	110,800	07/11/23	NOK	24.63	NOK	3,244	(48,613)
Lattice Semiconductor Corp.	Citibank N.A.	8,800	07/11/23	USD	85.77	USD	845	(93,336)
SiteMinder Ltd.	UBS AG	25,000	07/12/23	AUD	3.34	AUD	73	(161)
AutoStore Holdings Ltd.	Goldman Sachs International	250,000	07/13/23	NOK	24.56	NOK	5,874	(7,950)
Kahoot! ASA	Morgan Stanley & Co. International PLC	285,000	07/19/23	NOK	25.63	NOK	8,344	(103,526)
Certara, Inc.	Citibank N.A.	25,000	07/24/23	USD	22.31	USD	455	(10,701)
AutoStore Holdings Ltd.	Morgan Stanley & Co. International PLC	250,000	07/26/23	NOK	24.58	NOK	5,874	(14,730)
SiteMinder Ltd.	Citibank N.A.	25,000	07/26/23	AUD	3.22	AUD	73	(987)
Confluent, Inc., Class A	Morgan Stanley & Co. International PLC	20,700	07/31/23	USD	38.53	USD	731	(20,827)
Lattice Semiconductor Corp.	Citibank N.A.	56,000	07/31/23	USD	95.73	USD	5,380	(291,428)
AutoStore Holdings Ltd.	Morgan Stanley & Co. International PLC	250,000	08/01/23	NOK	26.95	NOK	5,874	(6,401)
SiteMinder Ltd.	Citibank N.A.	36,200	08/02/23	AUD	3.33	AUD	106	(1,312)
AutoStore Holdings Ltd.	Goldman Sachs International	250,900	08/10/23	NOK	26.77	NOK	5,895	(9,432)
Kahoot! ASA	UBS AG	351,000	08/10/23	NOK	32.56	NOK	10,276	(27,052)
Evolution AB	UBS AG	48,100	08/11/23	SEK	1,417.50	SEK	65,741	(152,597)
Bentley Systems, Inc., Class B	Goldman Sachs International	75,000	08/14/23	USD	53.45	USD	4,067	(223,314)
Phreesia, Inc.	Citibank N.A.	44,400	08/14/23	USD	31.25	USD	1,377	(99,625)
AutoStore Holdings Ltd.	Barclays Bank PLC	250,900	08/16/23	NOK	26.04	NOK	5,895	(14,336)
JFrog Ltd.	Bank of America N.A.	62,200	08/22/23	USD	27.91	USD	1,723	(117,962)

88	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Innovation and Growth Term Trust (BIGZ)

OTC Options Written (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call (continued)
ASM International NV	Barclays Bank PLC	4,000	08/24/23	EUR	414.85	EUR	1,556	$(52,569)
TPG, Inc.	BNP Paribas SA	40,000	09/08/23	USD	29.71	USD	1,170	(69,989)

								$(1,832,935)

Balances Reported in the Statements of Assets and Liabilities for Options Written

Description	Swap Premiums Paid		Swap Premiums Received		Unrealized Appreciation	Unrealized Depreciation	Value

Options Written	$	N/A	$	N/A	$1,928,768	$(6,881,742)	$ (15,626,686)

Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Options written
Options written at value	$—	$—	$15,626,686	$—	$—	$—	$15,626,686

For the period ended June 30, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Options purchased(a)	$—	$—	$(1,549,151)	$—	$—	$—	$(1,549,151)
Options written	—	—	1,213,830	—	—	—	1,213,830

	$—	$—	$(335,321)	$—	$—	$—	$(335,321)

Net Change in Unrealized Appreciation (Depreciation) on:
Options written	$—	$—	$(10,524,710)	$—	$—	$—	$(10,524,710)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts purchased	$—	(a)
Average value of option contracts written	$14,252,452

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.
For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	89

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Innovation and Growth Term Trust (BIGZ)

Derivative Financial Instruments — Offsetting as of Period End
The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments Options	$—	$15,626,686

Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	15,626,686

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(13,793,751)

Total derivative assets and liabilities subject to an MNA	$—	$1,832,935

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged (a)	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(b)
Bank of America N.A.	$117,962	$—	$—	$—	$117,962
Barclays Bank PLC	66,905	—	—	—	66,905
BNP Paribas SA	69,989	—	—	—	69,989
Citibank N.A.	497,389	—	(497,389)	—	—
Goldman Sachs International	730,981	—	(730,981)	—	—
Morgan Stanley & Co. International PLC	169,899	—	(169,899)	—	—
UBS AG	179,810	—	—	—	179,810

	$1,832,935	$—	$(1,398,269)	$—	$434,666

(a)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.

(b)
Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Aerospace & Defense	$110,935,806	$—	$—	$110,935,806
Air Freight & Logistics	33,272,048	—	—	33,272,048
Automobile Components	34,420,349	—	—	34,420,349
Biotechnology	22,009,229	—	—	22,009,229
Broadline Retail	5,788,001	—	—	5,788,001
Building Products	21,977,425	—	—	21,977,425
Capital Markets	102,466,690	—	—	102,466,690
Construction & Engineering	34,120,596	—	—	34,120,596
Diversified Consumer Services	33,919,948	—	49,645,358	83,565,306
Entertainment	—	12,729,395	—	12,729,395
Food Products	5,938,036	—	—	5,938,036
Ground Transportation	60,222,386	—	—	60,222,386
Health Care Equipment & Supplies	64,147,475	—	—	64,147,475
Health Care Providers & Services	29,506,197	—	—	29,506,197
Health Care Technology	34,106,755	—	—	34,106,755
Hotels, Restaurants & Leisure	52,781,215	38,054,766	—	90,835,981
Industrial REITs	7,075,906	—	—	7,075,906
Interactive Media & Services	43,355,386	—	5,435,408	48,790,794
IT Services	103,872,408	—	17,073,897	120,946,305

90	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Innovation and Growth Term Trust (BIGZ)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Common Stocks (continued)
Life Sciences Tools & Services	$175,824,056	$—	$—	$175,824,056
Machinery	18,883,024	20,779,611	—	39,662,635
Personal Care Products	1,867,740	—	—	1,867,740
Professional Services	24,103,562	—	—	24,103,562
Semiconductors & Semiconductor Equipment	195,020,945	10,348,453	—	205,369,398
Software	252,373,421	16,612,241	23,006,391	291,992,053
Textiles, Apparel & Luxury Goods	16,541,786	—	—	16,541,786
Preferred Securities
Preferred Stocks	—	—	464,582,157	464,582,157
Short-Term Securities
Money Market Funds	22,789,372	—	—	22,789,372

	$1,507,319,762	$98,524,466	$559,743,211	2,165,587,439

Investments Valued at NAV(a)				20,792,167

				$2,186,379,606

Derivative Financial Instruments(b)
Liabilities
Equity Contracts	$(8,871,490)	$(6,755,196)	$—	$(15,626,686)

(a)	Certain investments of the Trust were fair valued using NAV as a practical expedient as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are options written. Options written are shown at value.
A reconciliation of Level 3 financial instruments is presented when the Trust had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Preferred Stocks	Total
Assets
Opening balance, as of December 31, 2022	$102,169,910	$471,282,347	$573,452,257
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Accrued discounts/premiums	—	—	—
Net realized gain (loss)	—	—	—
Net change in unrealized appreciation (depreciation)(a)(b)	(7,008,856)	(6,700,190)	(13,709,046)
Purchases	—	—	—
Sales	—	—	—

Closing balance, as of June 30, 2023	$95,161,054	$464,582,157	$559,743,211

Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2023(b)	$(7,008,856)	$(6,700,190)	$(13,709,046)

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(b)
Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at June 30, 2023 is generally due to investments no longer held or categorized as Level 3 at period end.

S C H E D U L E O F I N V E S T M E N T S	91

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Innovation and Growth Term Trust (BIGZ)

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Valuation Committee (the “Valuation Committee”) to determine the value of certain of the Trust’s Level 3 financial instruments as of period end.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized(a)	Weighted Average of Unobservable Inputs Based on Fair Value
Assets
Common Stocks	$95,161,054	Market	Revenue Multiple	2.30x - 25.09x	11.48x
			Gross Profit Multiple	18.00x	—

Preferred Stocks	464,582,157	Market	Revenue Multiple	1.05x - 25.09x	9.53x
			Time to Exit	1.0 ‑ 5.0 years	3.1 years
			Volatility	45% - 100%	68%
			Market Adjustment Multiple	0.80x - 1.10x	0.95x

	$559,743,211

(a)	A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.
See notes to financial statements.

92	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) June 30, 2023	BlackRock Resources & Commodities Strategy Trust (BCX) (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Chemicals(a) — 9.9%
Albemarle Corp.	82,387	$18,379,716
CF Industries Holdings, Inc.	330,113	22,916,444
FMC Corp.	164,846	17,200,032
Nutrien Ltd.	341,937	20,191,380
Sociedad Quimica y Minera de Chile SA, ADR	159,969	11,616,949

		90,304,521

Containers & Packaging — 1.1%
Packaging Corp. of America(a)	31,281	4,134,097
Smurfit Kappa Group PLC	182,189	6,080,572

		10,214,669

Energy Equipment & Services — 1.2%
Schlumberger NV(a)	221,279	10,869,225

Food Products — 6.8%
Archer-Daniels-Midland Co.(a)	264,359	19,974,966
Bunge Ltd.(a)	180,149	16,997,058
Darling Ingredients, Inc.(a)(b)	125,274	7,991,228
Hofseth International, (Acquired 05/26/21, Cost: $10,198,057)(c)(d)	18,993,283	7,662,007
Kerry Group PLC, Class A	99,575	9,718,826

		62,344,085

Machinery(a) — 5.2%
AGCO Corp.(e)	171,009	22,473,992
Deere & Co.	62,048	25,141,229

		47,615,221

Metals & Mining — 33.7%
Alcoa Corp.(a)	218,238	7,404,815
Anglo American PLC	79,302	2,258,004
ArcelorMittal SA, Registered Shares(a)	363,884	9,948,589
Barrick Gold Corp.(a)	237,052	4,013,290
BHP Group Ltd., ADR(a)	669,209	39,931,701
Filo Corp.	110,335	2,149,648
Filo Mining	175,560	3,319,709
First Quantum Minerals Ltd.	765,284	18,104,549
Franco-Nevada Corp.(a)	80,287	11,448,926
Freeport-McMoRan, Inc.(a)(e)	237,961	9,518,440
Glencore PLC	8,912,751	50,534,208
Newmont Corp.(a)	420,482	17,937,762
Norsk Hydro ASA	2,792,496	16,646,796
Polyus PJSC(b)(c)	104,732	21
Stelco Holdings, Inc.	435,274	14,200,825
Teck Resources Ltd., Class B(a)	806,513	33,954,197
Vale SA, ADR(a)	2,448,198	32,854,817
Wheaton Precious Metals Corp.(f)	765,463	33,083,311

		307,309,608

Oil, Gas & Consumable Fuels — 37.5%
BP PLC	8,195,494	47,717,233
Canadian Natural Resources Ltd.	366,839	20,624,396
Cenovus Energy, Inc.	560,932	9,527,058

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Cheniere Energy, Inc.(a)	96,050	$14,634,178
Chevron Corp.(a)	83,772	13,181,524
ConocoPhillips(a)	242,611	25,136,926
Eni SpA	988,891	14,236,457
EOG Resources, Inc.(a)	95,521	10,931,423
Exxon Mobil Corp.(a)	541,991	58,128,535
Gazprom PJSC(c)	5,430,000	606
Hess Corp.(a)	60,404	8,211,924
Shell PLC, ADR(a)	1,161,523	70,132,768
TotalEnergies SE	847,349	48,641,749

		341,104,777

Paper & Forest Products — 1.1%
Precious Woods Holding AG, Registered Shares(b)	20,000	189,933
UPM-Kymmene OYJ	323,144	9,628,663

		9,818,596

Total Long-Term Investments — 96.5% (Cost: $763,798,215)		879,580,702

Short-Term Securities

Money Market Funds — 4.7%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 4.98%(g)(h)	35,301,139	35,301,139
SL Liquidity Series, LLC, Money Market Series, 5.28%(g)(h)(i)	7,296,133	7,296,133

Total Short-Term Securities — 4.7% (Cost: $42,597,889)		42,597,272

Total Investments Before Options Written — 101.2% (Cost: $806,396,104)		922,177,974

Options Written — (0.6)% (Premiums Received: $(7,646,569))		(5,496,164)

Total Investments, Net of Options Written — 100.6% (Cost: $798,749,535)		916,681,810

Liabilities in Excess of Other Assets — (0.6)%		(5,889,096)

Net Assets — 100.0%		$910,792,714

(a)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(b)	Non-income producing security.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)
Restricted security as to resale, excluding 144A securities. The Trust held restricted securities with a current value of $7,662,007, representing 0.8% of its net assets as of period end, and an original cost of $10,198,057.

(e)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(f)	All or a portion of this security is on loan.
(g)	Affiliate of the Trust.
(h)	Annualized 7-day yield as of period end.
(i)	All or a portion of this security was purchased with the cash collateral from loaned securities.

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

S C H E D U L E O F I N V E S T M E N T S	93

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Resources & Commodities Strategy Trust (BCX)

Affiliates
Investments in issuers considered to be affiliate(s) of the Trust during the six months ended June 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/22	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/23	Shares Held at 06/30/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$19,404,102	$15,897,037	(a)	$—	$—	$—	$35,301,139	35,301,139	$704,650		$—
SL Liquidity Series, LLC, Money Market Series	—	7,293,782	(a)	—	2,968	(617)	7,296,133	7,296,133	11,156	(b)	—

					$2,968	$(617)	$42,597,272		$715,806		$—

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End
Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Alcoa Corp.	143	07/07/23	USD	35.00	USD	485	$(3,361)
Archer-Daniels-Midland Co.	272	07/07/23	USD	74.00	USD	2,055	(48,960)
CF Industries Holdings, Inc.	463	07/07/23	USD	65.00	USD	3,214	(210,665)
ConocoPhillips	27	07/07/23	USD	102.00	USD	280	(6,075)
Exxon Mobil Corp.	430	07/07/23	USD	111.62	USD	4,612	(4,346)
Hess Corp.	95	07/07/23	USD	133.00	USD	1,292	(35,625)
Newmont Corp.	415	07/07/23	USD	42.00	USD	1,770	(40,255)
Shell PLC, ADR	1,093	07/07/23	USD	58.00	USD	6,600	(270,517)
Vale SA, ADR	1,241	07/07/23	USD	13.50	USD	1,665	(22,338)
Albemarle Corp.	108	07/14/23	USD	220.00	USD	2,409	(80,460)
Alcoa Corp.	281	07/14/23	USD	38.00	USD	953	(2,529)
ArcelorMittal SA, Registered Shares	541	07/14/23	USD	29.00	USD	1,479	(5,410)
Archer-Daniels-Midland Co.	269	07/14/23	USD	74.00	USD	2,033	(57,162)
Cheniere Energy, Inc.	128	07/14/23	USD	150.00	USD	1,950	(51,200)
Chevron Corp.	221	07/14/23	USD	160.00	USD	3,477	(24,200)
ConocoPhillips	574	07/14/23	USD	108.00	USD	5,947	(26,691)
Exxon Mobil Corp.	693	07/14/23	USD	112.00	USD	7,432	(19,404)
Hess Corp.	42	07/14/23	USD	139.00	USD	571	(6,720)
Newmont Corp.	570	07/14/23	USD	43.00	USD	2,432	(41,895)
Schlumberger NV	237	07/14/23	USD	50.00	USD	1,164	(17,894)
Shell PLC, ADR	1,153	07/14/23	USD	60.00	USD	6,962	(129,712)
Teck Resources Ltd., Class B	778	07/14/23	USD	46.00	USD	3,275	(11,281)
Vale SA, ADR	1,510	07/14/23	USD	14.00	USD	2,026	(19,630)
AGCO Corp.	296	07/21/23	USD	124.00	USD	3,890	(284,083)
Alcoa Corp.	192	07/21/23	USD	40.50	USD	651	(3,062)
Archer-Daniels-Midland Co.	211	07/21/23	USD	77.50	USD	1,594	(12,660)
BHP Group Ltd., ADR	765	07/21/23	USD	61.50	USD	4,565	(54,993)
Bunge Ltd.	333	07/21/23	USD	95.00	USD	3,142	(71,595)
Canadian Natural Resources Ltd.	1,051	07/21/23	CAD	78.00	CAD	7,828	(33,321)
Cenovus Energy, Inc.	611	07/21/23	CAD	22.50	CAD	1,375	(30,440)
CF Industries Holdings, Inc.	295	07/21/23	USD	70.00	USD	2,048	(58,262)
Cheniere Energy, Inc.	227	07/21/23	USD	150.00	USD	3,459	(110,095)
Darling Ingredients, Inc.	264	07/21/23	USD	65.00	USD	1,684	(34,980)
EOG Resources, Inc.	158	07/21/23	USD	117.50	USD	1,808	(22,120)
Exxon Mobil Corp.	44	07/21/23	USD	115.00	USD	472	(836)
FMC Corp.	304	07/21/23	USD	110.00	USD	3,172	(9,120)
Franco-Nevada Corp.	149	07/21/23	USD	160.00	USD	2,125	(1,863)
Packaging Corp. of America	57	07/21/23	USD	135.00	USD	753	(7,268)
Sociedad Quimica y Minera de Chile SA, ADR	295	07/21/23	USD	80.00	USD	2,142	(5,900)
Stelco Holdings, Inc.	415	07/21/23	CAD	48.00	CAD	1,794	(4,856)
Teck Resources Ltd., Class B	740	07/21/23	USD	45.00	USD	3,115	(30,710)

94	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Resources & Commodities Strategy Trust (BCX)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Vale SA, ADR	654	07/21/23	USD	14.00	USD	878	$(15,042)
Vale SA, ADR	653	07/21/23	USD	15.00	USD	876	(4,245)
Albemarle Corp.	88	07/28/23	USD	235.00	USD	1,963	(36,960)
ArcelorMittal SA, Registered Shares	542	07/28/23	USD	29.00	USD	1,482	(17,615)
Archer-Daniels-Midland Co.	226	07/28/23	USD	75.00	USD	1,708	(53,675)
Barrick Gold Corp.	439	07/28/23	USD	18.00	USD	743	(6,805)
Chevron Corp.	93	07/28/23	USD	160.00	USD	1,463	(24,645)
ConocoPhillips	188	07/28/23	USD	104.00	USD	1,948	(52,640)
EOG Resources, Inc.	195	07/28/23	USD	113.00	USD	2,232	(78,000)
Exxon Mobil Corp.	257	07/28/23	USD	108.00	USD	2,756	(63,607)
Freeport-McMoRan, Inc.	880	07/28/23	USD	42.00	USD	3,520	(73,480)
Hess Corp.	88	07/28/23	USD	141.00	USD	1,196	(22,220)
Newmont Corp.	570	07/28/23	USD	43.00	USD	2,432	(75,525)
Nutrien Ltd.	363	07/28/23	USD	63.00	USD	2,144	(20,873)
Shell PLC, ADR	1,092	07/28/23	USD	63.00	USD	6,593	(51,870)
Teck Resources Ltd., Class B	534	07/28/23	USD	46.00	USD	2,248	(29,637)
Vale SA, ADR	1,000	07/28/23	USD	15.00	USD	1,342	(12,000)
Vale SA, ADR	570	07/28/23	USD	14.50	USD	765	(10,545)
Alcoa Corp.	191	08/04/23	USD	36.00	USD	648	(21,774)
ArcelorMittal SA, Registered Shares	263	08/04/23	USD	29.00	USD	719	(10,520)
Barrick Gold Corp.	438	08/04/23	USD	17.00	USD	742	(24,528)
CF Industries Holdings, Inc.	463	08/04/23	USD	75.00	USD	3,214	(56,717)
ConocoPhillips	133	08/04/23	USD	104.00	USD	1,378	(46,218)
Deere & Co.	115	08/04/23	USD	410.00	USD	4,660	(106,950)
Exxon Mobil Corp.	257	08/04/23	USD	109.00	USD	2,756	(61,680)
Nutrien Ltd.	902	08/04/23	USD	61.00	USD	5,326	(153,340)
Schlumberger NV	242	08/04/23	USD	50.00	USD	1,189	(41,140)
Shell PLC, ADR	936	08/04/23	USD	61.00	USD	5,652	(131,040)
Vale SA, ADR	1,715	08/04/23	USD	14.50	USD	2,302	(41,160)
Albemarle Corp.	108	08/11/23	USD	220.00	USD	2,409	(153,360)
AGCO Corp.	176	08/18/23	USD	135.00	USD	2,313	(79,200)
BHP Group Ltd., ADR	956	08/18/23	USD	62.50	USD	5,704	(109,940)
Bunge Ltd.	333	08/18/23	USD	100.00	USD	3,142	(57,442)
Canadian Natural Resources Ltd.	324	08/18/23	CAD	76.00	CAD	2,413	(54,907)
Cenovus Energy, Inc.	1,464	08/18/23	CAD	23.00	CAD	3,294	(108,301)
Darling Ingredients, Inc.	199	08/18/23	USD	64.75	USD	1,269	(62,289)
Deere & Co.	57	08/18/23	USD	420.00	USD	2,310	(56,430)
Deere & Co.	58	08/18/23	USD	410.00	USD	2,350	(83,230)
Exxon Mobil Corp.	393	08/18/23	USD	110.00	USD	4,215	(95,499)
FMC Corp.	305	08/18/23	USD	112.00	USD	3,182	(19,789)
Franco-Nevada Corp.	148	08/18/23	USD	152.00	USD	2,110	(24,608)
Schlumberger NV	339	08/18/23	USD	50.00	USD	1,665	(71,359)
Sociedad Quimica y Minera de Chile SA, ADR	295	08/18/23	USD	76.00	USD	2,142	(48,450)
Stelco Holdings, Inc.	780	08/18/23	CAD	50.00	CAD	3,371	(26,201)
Teck Resources Ltd., Class B	343	08/18/23	USD	45.00	USD	1,444	(44,076)
Vale SA, ADR	1,715	08/18/23	USD	15.20	USD	2,302	(22,919)
Packaging Corp. of America	58	09/15/23	USD	140.00	USD	767	(14,065)
Stelco Holdings, Inc.	415	09/15/23	CAD	46.00	CAD	1,794	(55,761)
Teck Resources Ltd., Class B	589	09/15/23	USD	46.00	USD	2,480	(89,822)

							$(4,534,593)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
BP PLC	Morgan Stanley & Co. International PLC	1,842,400	07/11/23	GBP	4.97	GBP	8,446	$(1,942)
Smurfit Kappa Group PLC	UBS AG	34,000	07/11/23	EUR	35.84	EUR	1,040	(91)
TotalEnergies SE	Morgan Stanley & Co. International PLC	149,200	07/11/23	EUR	57.90	EUR	7,849	(588)
TotalEnergies SE	UBS AG	54,800	07/11/23	EUR	58.79	EUR	2,883	(123)
Glencore PLC	Barclays Bank PLC	1,657,735	07/12/23	GBP	4.50	GBP	7,401	(128,277)

S C H E D U L E O F I N V E S T M E N T S	95

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Resources & Commodities Strategy Trust (BCX)

OTC Options Written (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Kerry Group PLC, Class A	Morgan Stanley & Co. International PLC	36,800	07/13/23	EUR	94.06	EUR	3,292	$(3,232)
TotalEnergies SE	Barclays Bank PLC	105,000	07/13/23	EUR	54.14	EUR	5,524	(24,432)
AGCO Corp.	JPMorgan Chase Bank N.A.	16,000	07/25/23	USD	123.49	USD	2,103	(165,867)
BP PLC	Barclays Bank PLC	971,000	08/02/23	GBP	5.02	GBP	4,452	(19,953)
Eni SpA	Goldman Sachs International	332,900	08/03/23	EUR	12.92	EUR	4,392	(172,665)
UPM-Kymmene OYJ	Morgan Stanley & Co. International PLC	37,300	08/03/23	EUR	27.66	EUR	1,019	(28,190)
Smurfit Kappa Group PLC	Morgan Stanley & Co. International PLC	33,500	08/10/23	EUR	33.95	EUR	1,025	(4,383)
Eni SpA	JPMorgan Chase Bank N.A.	55,800	08/14/23	EUR	13.07	EUR	736	(27,367)
Anglo American PLC	Morgan Stanley & Co. International PLC	29,400	08/16/23	GBP	24.45	GBP	659	(23,760)
Glencore PLC	Bank of America N.A.	1,640,000	08/16/23	GBP	4.60	GBP	7,322	(246,333)
UPM-Kymmene OYJ	Bank of America N.A.	82,300	08/16/23	EUR	28.19	EUR	2,247	(59,583)
BHP Group Ltd., ADR	Morgan Stanley & Co. International PLC	75,500	09/01/23	USD	63.44	USD	4,505	(54,785)

								$(961,571)

Balances Reported in the Statements of Assets and Liabilities for Options Written

Description	Swap Premiums Paid		Swap Premiums Received		Unrealized Appreciation	Unrealized Depreciation	Value
Options Written	$	N/A	$	N/A	$3,105,586	$(955,181)	$(5,496,164)
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Options written
Options written at value	$—	$—	$5,496,164	$—	$—	$—	$5,496,164

For the period ended June 30, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Options purchased(a)	$—	$—	$(1,777,915)	$—	$—	$—	$(1,777,915)
Options written	—	—	20,987,215	—	—	—	20,987,215

	$—	$—	$19,209,300	$—	$—	$—	$19,209,300

Net Change in Unrealized Appreciation (Depreciation) on:
Options written	$—	$—	$(1,324,185)	$—	$—	$—	$(1,324,185)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts purchased	$—	(a)
Average value of option contracts written	$6,183,235

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.
For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

96	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Resources & Commodities Strategy Trust (BCX)

Derivative Financial Instruments — Offsetting as of Period End
The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Options	$—	$5,496,164

Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	5,496,164

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(4,534,593)

Total derivative assets and liabilities subject to an MNA	$—	$961,571

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged (a)	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(b)
Bank of America N.A.	$305,916	$—	$—	$—	$305,916
Barclays Bank PLC	172,662	—	(172,662)	—	—
Goldman Sachs International	172,665	—	(172,665)	—	—
JPMorgan Chase Bank N.A.	193,234	—	(193,234)	—	—
Morgan Stanley & Co. International PLC	116,880	—	(86,800)	—	30,080
UBS AG	214	—	—	—	214

	$961,571	$—	$(625,361)	$—	$336,210

(a)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(b)
Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Chemicals	$90,304,521	$—	$—	$90,304,521
Containers & Packaging	4,134,097	6,080,572	—	10,214,669
Energy Equipment & Services	10,869,225	—	—	10,869,225
Food Products	44,963,252	9,718,826	7,662,007	62,344,085
Machinery	47,615,221	—	—	47,615,221
Metals & Mining	234,550,870	72,758,717	21	307,309,608
Oil, Gas & Consumable Fuels	230,508,732	110,595,439	606	341,104,777
Paper & Forest Products	—	9,818,596	—	9,818,596
Short-Term Securities
Money Market Funds	35,301,139	—	—	35,301,139

	$698,247,057	$208,972,150	$7,662,634	914,881,841

Investments Valued at NAV(a)				7,296,133

				$922,177,974

S C H E D U L E O F I N V E S T M E N T S	97

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Resources & Commodities Strategy Trust (BCX)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments(b)
Liabilities
Equity Contracts	$(4,010,054)	$(1,486,110)	$—	$(5,496,164)

(a)	Certain investments of the Trust were fair valued using NAV as a practical expedient as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are options written. Options written are shown at value.

	Value	Valuation Approach	Unobservable Inputs(a)	Range of Unobservable Inputs Utilized	(a)	Weighted Average of Unobservable Inputs Based on Fair Value
Assets
Common Stocks	$7,662,007	Market	EBITDA Multiple	10.75x		—

(a)	A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.
See notes to financial statements.

98	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) June 30, 2023	BlackRock Science and Technology Term Trust (BSTZ) (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Automobiles — 3.0%
Tesla, Inc.(a)(b)	187,958	$49,201,766

Broadline Retail — 2.4%
Coupang, Inc.(b)	615,525	10,710,135
MercadoLibre, Inc.(b)	17,814	21,102,464
Prosus NV	120,538	8,827,494

		40,640,093

Communications Equipment — 0.8%
Accton Technology Corp.	1,169,000	13,149,146

Consumer Finance — 0.7%
Kaspi.KZ JSC, GDR, Registered Shares(c)	150,312	11,990,607

Diversified Consumer Services — 0.2%
Think & Learn Private Ltd., (Acquired 09/30/20, Cost: $7,113,729)(d)(e)	4,651	3,401,837

Electrical Equipment — 0.5%
Array Technologies, Inc.(b)	351,496	7,943,810

Electronic Equipment, Instruments & Components — 7.1%
Delta Electronics, Inc.	1,394,000	15,448,763
Ibiden Co. Ltd.	193,900	11,032,411
Jabil, Inc.	304,355	32,849,035
Lotes Co. Ltd.	247,000	6,839,447
Samsung SDI Co. Ltd.	44,074	22,505,700
Unimicron Technology Corp.	2,063,000	11,731,586
Yageo Corp.	690,000	10,931,266
Zhejiang Supcon Technology Co. Ltd., Class A	641,074	5,554,962

		116,893,170

Entertainment — 3.5%
CTS Eventim AG & Co. KGaA	139,432	8,818,535
Nexon Co. Ltd.	391,900	7,515,335
Roku, Inc.(b)	92,872	5,940,093
Spotify Technology SA(b)	85,051	13,654,938
Take-Two Interactive Software, Inc.(b)	148,131	21,798,958

		57,727,859

Financial Services — 3.2%
Adyen NV(b)(f)	12,935	22,399,125
GMO Payment Gateway, Inc.	180,200	14,134,799
Shift4 Payments, Inc., Class A(b)(g)	146,133	9,923,892
Wise PLC, Class A(b)	825,079	6,896,488

		53,354,304

Health Care Technology — 0.3%
M3, Inc.	260,200	5,673,558

Hotels, Restaurants & Leisure(b) — 1.2%
Expedia Group, Inc.	51,482	5,631,616
Trip.com Group Ltd., ADR(h)	425,602	14,896,070

		20,527,686

Household Durables — 0.5%
Nikon Corp.	653,300	8,481,717

Interactive Media & Services — 0.6%
Pinterest, Inc., Class A(b)	352,060	9,625,320

IT Services — 5.1%
Automattic, Inc., Series E, (Acquired 02/03/21, Cost: $34,000,000)(d)(e)	400,000	19,668,000
CNEX Labs, Inc., (Acquired 12/14/21, Cost: $5,699,998)(d)(e)	1,161,804	3,287,905

Security	Shares	Value

IT Services (continued)
Klarna Holdings AB, (Acquired 08/07/19, Cost: $23,354,997)(d)(e)	86,839	$19,109,032
MongoDB, Inc.(b)(h)	67,482	27,734,427
TRAX Ltd., Series D, (Acquired 09/12/19, Cost: $10,999,987)(d)(e)	293,333	8,635,724
TRAX Ltd., Series E, (Acquired 02/18/21, Cost: $9,999,998)(d)(e)	191,806	5,646,769

		84,081,857

Machinery — 0.4%
Shenzhen Inovance Technology Co. Ltd., Class A	723,000	6,403,338

Media — 1.6%
Informa PLC	2,885,996	26,646,882

Professional Services — 1.8%
Legalzoom.com, Inc.(b)	784,927	9,481,918
Wolters Kluwer NV	164,401	20,874,567

		30,356,485

Semiconductors & Semiconductor Equipment — 25.7%
Alchip Technologies Ltd.	175,000	10,136,733
Alphawave IP Group PLC(b)	4,942,789	9,001,704
Amkor Technology, Inc.	232,073	6,904,172
ASM International NV	78,086	33,155,641
ASPEED Technology, Inc.	131,000	12,065,722
Axcelis Technologies, Inc.(b)	69,303	12,705,319
BE Semiconductor Industries NV	209,531	22,724,506
Credo Technology Group Holding Ltd.(b)	1,784,875	30,949,732
eMemory Technology, Inc.	100,000	7,157,457
First Solar, Inc.(b)	46,293	8,799,836
Lasertec Corp.	117,200	17,710,855
Lattice Semiconductor Corp.(b)	408,294	39,224,805
Marvell Technology, Inc.(h)	371,856	22,229,552
Monolithic Power Systems, Inc.(h)	62,212	33,608,789
NVIDIA Corp.(a)	163,249	69,057,592
Rambus, Inc.(b)	306,150	19,645,645
Silergy Corp.	553,000	6,888,826
SK Hynix, Inc.	190,602	16,747,127
SOITEC(b)	152,404	25,782,997
Wolfspeed, Inc.(b)(h)	360,998	20,067,879

		424,564,889

Software — 13.9%
Altium Ltd.	762,952	18,893,698
Appier Group, Inc.(b)	510,800	6,266,516
Databricks, Inc., (Acquired 07/24/20, Cost: $5,501,686)(d)(e)	343,659	19,090,257
DataRobot, Inc., (Acquired 03/01/21, Cost: $1,384,813)(d)(e)	92,093	493,619
Freee KK(b)	469,300	10,693,625
Glodon Co. Ltd., Class A	1,215,236	5,439,334
Kinaxis, Inc.(b)	79,191	11,315,989
Manhattan Associates, Inc.(b)	30,524	6,101,137
Palo Alto Networks, Inc.(b)	107,009	27,341,870
Rapid7, Inc.(b)	176,285	7,982,185
Samsara, Inc., Class A(b)	193,735	5,368,397
SiteMinder Ltd.(b)	3,570,959	6,960,321
Snorkel AI, Inc., (Acquired 10/13/20, Cost: $2,017,593)(d)(e)	500,250	5,537,768
Snyk Ltd., (Acquired 11/02/ 20, Cost: $9,287,400)(d)(e)	1,267,643	14,565,218
Synopsys, Inc.(b)(h)	120,923	52,651,083

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	99

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Science and Technology Term Trust (BSTZ) (Percentages shown are based on Net Assets)

Security	Shares	Value

Software (continued)
Unity Software, Inc.(b)	314,022	$13,634,835
Xero Ltd.(b)	210,116	16,834,479

		229,170,331

Specialty Retail — 0.5%
Farfetch Ltd., Class A(b)	1,310,577	7,915,885

Technology Hardware, Storage & Peripherals — 2.1%
Pure Storage, Inc., Class A(b)	737,933	27,170,693
Wiwynn Corp.	161,000	7,358,093

		34,528,786

Total Common Stocks — 75.1% (Cost: $904,437,318)		1,242,279,326

Preferred Securities

Preferred Stocks — 27.0%(d)(e)

Communications Equipment — 1.0%
Astranis Space Technologies Corp., Series C, (Acquired 03/19/21, Cost: $17,000,010)	775,515	16,999,289

Consumer Staples Distribution & Retail — 2.5%
GrubMarket, Inc., Series D, (Acquired 07/23/20, Cost: $8,000,001)	1,762,969	41,905,773

Diversified Consumer Services — 1.5%
FlixMobility GmbH, Series F, (Acquired 07/26/19, Cost: $16,947,253)	850	21,798,406
Think & Learn Private Ltd., Series F, (Acquired 09/30/20, Cost: $14,251,080)	4,920	3,598,589

		25,396,995

Entertainment — 0.4%
ResearchGate GmbH, Series D, (Acquired 09/24/20, Cost: $6,999,988)	424,688	6,247,161

IT Services — 6.5%
ByteDance Ltd., Series E-1, (Acquired 11/11/20, Cost: $33,777,337)	308,260	54,193,360
Deep Instinct Ltd., Series D-2, (Acquired 03/19/21, Cost: $12,000,008)	1,974,374	14,412,930
Farmer’s Business Network, Inc., Series F, (Acquired 07/31/20, Cost: $11,961,002)	361,834	15,602,282
Trumid Holdings LLC(i)
Class J-A, (Acquired 07/24/20, Cost: $9,999,857)	20,154	11,153,627
Class J-B, (Acquired 07/24/20, Cost: $5,999,914)	20,154	11,153,627

		106,515,826

Professional Services — 0.8%
Rapyd Financial Network Ltd., Series E, (Acquired 03/31/21, Cost: $13,999,978)	190,705	13,391,305

Semiconductors & Semiconductor Equipment — 3.8%
Mythic AI, Inc., Series C, (Acquired 01/26/21, Cost: $7,000,000)	1,018,908	10
PsiQuantum Corp.
Series C, (Acquired 09/09/19, Cost: $9,101,310)	1,962,335	42,680,786
Series D, (Acquired 05/21/21, Cost: $19,999,969)	762,595	20,155,386

		62,836,182

Software — 10.5%
Databricks, Inc.
Series F, (Acquired 10/22/19, Cost: $13,200,019)	922,038	51,219,211
Series G, (Acquired 02/01/21, Cost: $18,500,004)	312,909	17,382,095

Security	Shares	Value

Software (continued)
DataRobot, Inc., Series F, (Acquired 10/27/20, Cost: $11,499,999)	875,059	$5,696,634
SambaNova Systems, Inc.
Series C, (Acquired 02/20/20, Cost: $33,904,161)	636,800	52,949,920
Series D, (Acquired 04/09/21, Cost: $6,999,979)	73,670	6,125,660
Snorkel AI, Inc., Series B, (Acquired 10/13/20, Cost: $999,996)	247,943	2,744,729
Snyk Ltd., (Acquired 11/02/20, Cost: $13,212,590)	2,663,936	30,608,625
Unqork, Inc.
Series B, (Acquired 09/19/19, Cost: $6,801,016)	597,680	4,267,435
Series C, (Acquired 09/18/20, Cost: $7,994,787)	292,000	2,575,440

		173,569,749

		446,862,280

Total Preferred Securities — 27.0% (Cost: $300,150,258)		446,862,280

Warrants

IT Services — 0.0%
TRAX Ltd., (Acquired 09/12/19, Cost: $0), (Issued 09/23/19, Exercisable 07/12/23, 1 Share for 1 Warrant, Expires 09/15/23, Strike Price USD 46.88)(b)(d)(e)	46,928	—

Total Warrants — 0.0% (Cost: $ — )		—

Total Long-Term Investments — 102.1% (Cost: $1,204,587,576)		1,689,141,606

Short-Term Securities

Money Market Funds — 0.3%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 4.98%(j)(k)	3,399,844	3,399,844
SL Liquidity Series, LLC, Money Market Series, 5.28%(j)(k)(l)	2,600,319	2,600,319

Total Short-Term Securities — 0.3% (Cost: $6,000,142)		6,000,163

Total Investments Before Options Written — 102.4% (Cost: $1,210,587,718)		1,695,141,769

Options Written — (1.9)%
(Premiums Received: $(16,740,064))		(32,484,997)

Total Investments, Net of Options Written — 100.5% (Cost: $1,193,847,654)		1,662,656,772

Liabilities in Excess of Other Assets — (0.5)%		(8,951,978)

Net Assets — 100.0%		$1,653,704,794

(a)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(b)	Non-income producing security.
(c)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)
Restricted security as to resale, excluding 144A securities. The Trust held restricted securities with a current value of $546,298,409, representing 33.0% of its net assets as of period end, and an original cost of $409,510,459.

(f)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(g)	All or a portion of this security is on loan.

100	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Science and Technology Term Trust (BSTZ)

(h)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(i)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.
(j)	Affiliate of the Trust.
(k)	Annualized 7-day yield as of period end.
(l)	All or a portion of this security was purchased with the cash collateral from loaned securities.

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
Affiliates
Investments in issuers considered to be affiliate(s) of the Trust during the six months ended June 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/22	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/23	Shares Held at 06/30/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$20,683,361	$—		$(17,283,517	)(a)	$—	$—	$3,399,844	3,399,844	$221,875		$—
SL Liquidity Series, LLC, Money Market Series	—	2,592,612	(a)	—		7,686	21	2,600,319	2,600,319	32,129	(b)	—

						$7,686	$21	$6,000,163		$254,004		$—

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End
Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Coupang, Inc.	645	07/07/23	USD	17.00	USD	1,122	$(36,120)
Expedia Group, Inc.	53	07/07/23	USD	120.00	USD	580	(345)
Marvell Technology, Inc.	400	07/07/23	USD	62.75	USD	2,391	(6,645)
MongoDB, Inc.	42	07/07/23	USD	420.00	USD	1,726	(19,215)
NVIDIA Corp.	120	07/07/23	USD	380.00	USD	5,076	(523,200)
Palo Alto Networks, Inc.	164	07/07/23	USD	240.00	USD	4,190	(259,940)
Spotify Technology SA	128	07/07/23	USD	150.00	USD	2,055	(139,520)
Tesla, Inc.	162	07/07/23	USD	220.00	USD	4,241	(680,400)
Coupang, Inc.	900	07/14/23	USD	17.50	USD	1,566	(39,600)
Expedia Group, Inc.	53	07/14/23	USD	120.00	USD	580	(1,087)
Farfetch Ltd., Class A	1,534	07/14/23	USD	5.50	USD	927	(95,875)
Marvell Technology, Inc.	479	07/14/23	USD	61.00	USD	2,863	(52,211)
MercadoLibre, Inc.	43	07/14/23	USD	1,290.00	USD	5,094	(35,475)
NVIDIA Corp.	246	07/14/23	USD	400.00	USD	10,406	(664,200)
Palo Alto Networks, Inc.	203	07/14/23	USD	220.00	USD	5,187	(730,800)
Pinterest, Inc., Class A	244	07/14/23	USD	25.00	USD	667	(59,902)
Roku, Inc.	185	07/14/23	USD	80.00	USD	1,183	(1,665)
Spotify Technology SA	109	07/14/23	USD	157.50	USD	1,750	(59,405)
Take-Two Interactive Software, Inc.	196	07/14/23	USD	136.00	USD	2,884	(227,360)
Tesla, Inc.	215	07/14/23	USD	235.00	USD	5,628	(632,637)
Unity Software, Inc.	325	07/14/23	USD	40.00	USD	1,411	(134,062)
Amkor Technology, Inc.	400	07/21/23	USD	28.00	USD	1,190	(88,000)
Amkor Technology, Inc.	125	07/21/23	USD	31.00	USD	372	(7,500)
Array Technologies, Inc.	859	07/21/23	USD	25.00	USD	1,941	(27,918)
Axcelis Technologies, Inc.	91	07/21/23	USD	150.00	USD	1,668	(317,135)
Axcelis Technologies, Inc.	100	07/21/23	USD	175.00	USD	1,833	(120,000)
Coupang, Inc.	950	07/21/23	USD	17.50	USD	1,653	(52,725)
Credo Technology Group Holding Ltd.	1,015	07/21/23	USD	8.36	USD	1,760	(914,048)
Credo Technology Group Holding Ltd.	505	07/21/23	USD	9.73	USD	876	(385,804)

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	101

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Science and Technology Term Trust (BSTZ)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Credo Technology Group Holding Ltd.	1,322	07/21/23	USD	20.00	USD	2,292	$(19,830)
Farfetch Ltd., Class A	2,180	07/21/23	USD	6.00	USD	1,317	(82,840)
Jabil, Inc.	446	07/21/23	USD	95.00	USD	4,814	(593,180)
Kinaxis, Inc.	165	07/21/23	CAD	190.00	CAD	3,123	(52,935)
Lattice Semiconductor Corp.	217	07/21/23	USD	90.00	USD	2,085	(163,835)
Legalzoom.com, Inc.	600	07/21/23	USD	12.50	USD	725	(22,500)
MongoDB, Inc.	57	07/21/23	USD	280.00	USD	2,343	(753,825)
Monolithic Power Systems, Inc.	125	07/21/23	USD	431.00	USD	6,753	(1,387,034)
NVIDIA Corp.	122	07/21/23	USD	390.00	USD	5,161	(464,515)
Pinterest, Inc., Class A	274	07/21/23	USD	26.00	USD	749	(46,580)
Pure Storage, Inc., Class A	1,779	07/21/23	USD	24.44	USD	6,550	(2,216,027)
Rambus, Inc.	784	07/21/23	USD	50.75	USD	5,031	(1,069,356)
Rapid7, Inc.	360	07/21/23	USD	55.00	USD	1,630	(19,800)
Roku, Inc.	185	07/21/23	USD	80.00	USD	1,183	(4,070)
Shift4 Payments, Inc., Class A	131	07/21/23	USD	75.00	USD	890	(9,825)
Synopsys, Inc.	321	07/21/23	USD	410.00	USD	13,977	(905,220)
Take-Two Interactive Software, Inc.	197	07/21/23	USD	145.00	USD	2,899	(87,173)
Tesla, Inc.	179	07/21/23	USD	195.00	USD	4,686	(1,213,620)
Trip.com Group Ltd., ADR	1,300	07/21/23	USD	37.00	USD	4,550	(52,000)
Unity Software, Inc.	304	07/21/23	USD	35.00	USD	1,320	(263,720)
Wolfspeed, Inc.	817	07/21/23	USD	50.00	USD	4,542	(526,965)
Lattice Semiconductor Corp.	509	07/27/23	USD	91.00	USD	4,890	(384,862)
Expedia Group, Inc.	112	07/28/23	USD	110.00	USD	1,225	(40,600)
Farfetch Ltd., Class A	1,528	07/28/23	USD	6.50	USD	923	(38,964)
First Solar, Inc.	97	07/28/23	USD	205.00	USD	1,844	(46,075)
Marvell Technology, Inc.	180	07/28/23	USD	66.00	USD	1,076	(11,700)
MercadoLibre, Inc.	30	07/28/23	USD	1,290.00	USD	3,554	(54,750)
MongoDB, Inc.	70	07/28/23	USD	380.00	USD	2,877	(281,050)
NVIDIA Corp.	207	07/28/23	USD	425.00	USD	8,757	(366,907)
Palo Alto Networks, Inc.	61	07/28/23	USD	255.00	USD	1,559	(51,240)
Pinterest, Inc., Class A	480	07/28/23	USD	25.00	USD	1,312	(130,560)
Shift4 Payments, Inc., Class A	306	07/28/23	USD	73.00	USD	2,078	(47,733)
Spotify Technology SA	103	07/28/23	USD	167.50	USD	1,654	(63,345)
Take-Two Interactive Software, Inc.	199	07/28/23	USD	143.00	USD	2,928	(125,867)
Tesla, Inc.	122	07/28/23	USD	280.00	USD	3,194	(126,270)
Tesla, Inc.	103	07/28/23	USD	295.00	USD	2,696	(70,040)
Unity Software, Inc.	404	07/28/23	USD	45.00	USD	1,754	(92,516)
Coupang, Inc.	630	08/04/23	USD	17.50	USD	1,096	(50,715)
Marvell Technology, Inc.	428	08/04/23	USD	61.00	USD	2,559	(100,580)
NVIDIA Corp.	121	08/04/23	USD	455.00	USD	5,119	(116,765)
Pinterest, Inc., Class A	275	08/04/23	USD	28.00	USD	752	(38,775)
Tesla, Inc.	165	08/04/23	USD	290.00	USD	4,319	(146,850)
First Solar, Inc.	134	08/11/23	USD	200.00	USD	2,547	(106,865)
MercadoLibre, Inc.	16	08/11/23	USD	1,290.00	USD	1,895	(62,960)
Unity Software, Inc.	223	08/11/23	USD	45.00	USD	968	(84,740)
Array Technologies, Inc.	577	08/18/23	USD	25.00	USD	1,304	(70,683)
Credo Technology Group Holding Ltd.	1,520	08/18/23	USD	10.00	USD	2,636	(1,147,600)
Credo Technology Group Holding Ltd.	2,813	08/18/23	USD	20.00	USD	4,878	(126,585)
Jabil, Inc.	771	08/18/23	USD	100.00	USD	8,321	(693,900)
Kinaxis, Inc.	151	08/18/23	CAD	190.00	CAD	2,858	(102,015)
Lattice Semiconductor Corp.	452	08/18/23	USD	95.00	USD	4,342	(334,480)
Legalzoom.com, Inc.	870	08/18/23	USD	12.50	USD	1,051	(73,950)
Manhattan Associates, Inc.	122	08/18/23	USD	195.00	USD	2,439	(164,090)
MongoDB, Inc.	100	08/18/23	USD	390.00	USD	4,110	(405,500)
Monolithic Power Systems, Inc.	126	08/18/23	USD	530.00	USD	6,807	(536,130)
Pinterest, Inc., Class A	274	08/18/23	USD	26.00	USD	749	(73,021)
Pure Storage, Inc., Class A	1,190	08/18/23	USD	37.00	USD	4,382	(199,325)
Rambus, Inc.	440	08/18/23	USD	70.00	USD	2,823	(99,000)
Rapid7, Inc.	360	08/18/23	USD	50.00	USD	1,630	(129,600)
Samsara, Inc., Class A	387	08/18/23	USD	30.00	USD	1,072	(50,310)
Shift4 Payments, Inc., Class A	306	08/18/23	USD	68.50	USD	2,078	(129,197)
Trip.com Group Ltd., ADR	458	08/18/23	USD	39.00	USD	1,603	(24,045)

102	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Science and Technology Term Trust (BSTZ)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Wolfspeed, Inc.	589	08/18/23	USD	60.00	USD	3,274	$(223,820)
Pinterest, Inc., Class A	220	09/15/23	USD	29.00	USD	601	(34,980)
Samsara, Inc., Class A	387	09/15/23	USD	30.00	USD	1,072	(87,075)

							$(23,613,679)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Adyen NV	Goldman Sachs International	5,600	07/11/23	EUR	1,489.94	EUR	8,887	$(624,711)
Delta Electronics, Inc.	BNP Paribas SA	479,000	07/11/23	TWD	309.73	TWD	165,329	(536,514)
GMO Payment Gateway, Inc.	UBS AG	25,600	07/11/23	JPY	11,720.91	JPY	289,752	(12,048)
Lattice Semiconductor Corp.	Citibank N.A.	46,200	07/11/23	USD	85.77	USD	4,438	(490,013)
Prosus NV	Goldman Sachs International	17,000	07/11/23	EUR	72.62	EUR	1,141	(1,925)
ASM International NV	Goldman Sachs International	33,000	07/12/23	EUR	356.48	EUR	12,841	(1,196,303)
Glodon Co. Ltd., Class A	Morgan Stanley & Co. International PLC	350,000	07/12/23	CNY	39.93	CNY	11,389	(619)
Informa PLC	Goldman Sachs International	336,300	07/12/23	GBP	7.34	GBP	2,445	(29,154)
Lotes Co. Ltd.	UBS AG	40,000	07/12/23	TWD	934.28	TWD	34,496	(5,692)
Shenzhen Inovance Technology Co. Ltd., Class A	Morgan Stanley & Co. International PLC	452,000	07/12/23	CNY	62.03	CNY	29,102	(159,900)
SiteMinder Ltd.	UBS AG	35,000	07/12/23	AUD	3.34	AUD	102	(225)
Wise PLC, Class A	JPMorgan Chase Bank N.A.	135,000	07/12/23	GBP	6.26	GBP	889	(85,334)
Alphawave IP Group PLC	Morgan Stanley & Co. International PLC	100,000	07/13/23	GBP	1.28	GBP	143	(21,445)
Ibiden Co. Ltd.	Citibank N.A.	23,500	07/13/23	JPY	8,413.65	JPY	192,935	(18,988)
Ibiden Co. Ltd.	UBS AG	52,800	07/13/23	JPY	7,799.04	JPY	433,489	(153,402)
Nikon Corp.	UBS AG	230,800	07/13/23	JPY	1,602.07	JPY	432,373	(420,446)
Unimicron Technology Corp.	Goldman Sachs International	674,000	07/13/23	TWD	187.53	TWD	119,371	(22,781)
Wiwynn Corp.	Goldman Sachs International	8,000	07/13/23	TWD	1,234.90	TWD	11,387	(48,983)
Wolters Kluwer NV	Goldman Sachs International	65,700	07/13/23	EUR	112.99	EUR	7,645	(282,393)
BE Semiconductor Industries NV	Morgan Stanley & Co. International PLC	44,400	07/18/23	EUR	97.93	EUR	4,413	(172,056)
Lotes Co. Ltd.	Citibank N.A.	47,000	07/18/23	TWD	988.98	TWD	40,532	(3,477)
Wise PLC, Class A	Morgan Stanley & Co. International PLC	51,000	07/18/23	GBP	6.33	GBP	336	(33,744)
Xero Ltd.	Goldman Sachs International	41,150	07/18/23	AUD	107.07	AUD	4,949	(337,181)
Altium Ltd.	UBS AG	70,000	07/19/23	AUD	38.48	AUD	2,602	(15,072)
Altium Ltd.	UBS AG	43,900	07/19/23	AUD	40.34	AUD	1,632	(1,875)
SK Hynix, Inc.	Morgan Stanley & Co. International PLC	43,400	07/19/23	KRW	106,605.00	KRW	5,024,613	(308,139)
SOITEC	Morgan Stanley & Co. International PLC	7,200	07/19/23	EUR	131.26	EUR	1,116	(190,319)
SOITEC	Morgan Stanley & Co. International PLC	6,600	07/19/23	EUR	144.13	EUR	1,023	(88,666)
Wiwynn Corp.	Morgan Stanley & Co. International PLC	70,000	07/19/23	TWD	1,175.93	TWD	99,637	(559,313)
Altium Ltd.	UBS AG	63,000	07/25/23	AUD	39.63	AUD	2,342	(8,617)
CTS Eventim AG & Co. KGaA	Goldman Sachs International	13,700	07/25/23	EUR	72.20	EUR	794	(14)
Freee KK	BNP Paribas SA	94,600	07/25/23	JPY	3,729.71	JPY	311,040	(31,527)
GMO Payment Gateway, Inc.	BNP Paribas SA	25,000	07/25/23	JPY	11,462.45	JPY	282,961	(43,092)
Informa PLC	Goldman Sachs International	377,800	07/25/23	GBP	7.22	GBP	2,747	(89,700)
Lasertec Corp.	BNP Paribas SA	89,700	07/25/23	JPY	23,385.53	JPY	1,955,940	(199,215)
Alphawave IP Group PLC	Goldman Sachs International	200,000	07/26/23	GBP	1.26	GBP	287	(52,738)
BE Semiconductor Industries NV	Goldman Sachs International	21,000	07/26/23	EUR	109.12	EUR	2,087	(12,811)
CTS Eventim AG & Co. KGaA	Barclays Bank PLC	10,000	07/26/23	EUR	72.98	EUR	580	(7)
Kaspi.KZ JSC, GDR, Registered Shares	Morgan Stanley & Co. International PLC	30,000	07/26/23	USD	83.53	USD	2,393	(38,892)
M3, Inc.	UBS AG	104,000	07/26/23	JPY	3,281.90	JPY	327,215	(30,645)
SiteMinder Ltd.	Citibank N.A.	24,500	07/26/23	AUD	3.22	AUD	72	(967)
SOITEC	Morgan Stanley & Co. International PLC	12,200	07/26/23	EUR	140.88	EUR	1,891	(211,168)
Wise PLC, Class A	Goldman Sachs International	47,200	07/26/23	GBP	6.29	GBP	311	(36,441)
Zhejiang Supcon Technology Co. Ltd., Class A	Morgan Stanley & Co. International PLC	256,343	07/26/23	CNY	71.33	CNY	16,148	(10,372)
Amkor Technology, Inc.	Citibank N.A.	40,300	07/31/23	USD	27.56	USD	1,199	(109,814)
Axcelis Technologies, Inc.	Citibank N.A.	8,600	07/31/23	USD	191.10	USD	1,577	(45,903)
Legalzoom.com, Inc.	Citibank N.A.	80,000	07/31/23	USD	12.98	USD	966	(27,043)
Synopsys, Inc.	Citibank N.A.	16,200	07/31/23	USD	467.88	USD	7,054	(63,423)
Alphawave IP Group PLC	Morgan Stanley & Co. International PLC	100,000	08/01/23	GBP	1.35	GBP	143	(19,460)

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	103

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Science and Technology Term Trust (BSTZ)

OTC Options Written (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Altium Ltd.	UBS AG	54,000	08/01/23	AUD	39.19	AUD	2,007	$(14,393)
CTS Eventim AG & Co. KGaA	UBS AG	17,100	08/01/23	EUR	62.84	EUR	991	(10,728)
Delta Electronics, Inc.	Citibank N.A.	80,000	08/01/23	TWD	349.86	TWD	27,612	(20,802)
Freee KK	Bank of America N.A.	93,100	08/01/23	JPY	3,648.39	JPY	306,108	(52,181)
Informa PLC	Morgan Stanley & Co. International PLC	377,800	08/01/23	GBP	7.22	GBP	2,747	(104,103)
Kaspi.KZ JSC, GDR, Registered Shares	Morgan Stanley & Co. International PLC	30,000	08/01/23	USD	84.33	USD	2,393	(40,435)
SOITEC	Morgan Stanley & Co. International PLC	15,000	08/01/23	EUR	160.16	EUR	2,326	(56,281)
SOITEC	Morgan Stanley & Co. International PLC	9,600	08/01/23	EUR	143.71	EUR	1,488	(147,706)
Yageo Corp.	Goldman Sachs International	60,000	08/01/23	TWD	510.24	TWD	29,604	(9,985)
Accton Technology Corp.	BNP Paribas SA	350,000	08/02/23	TWD	395.90	TWD	122,612	(34,569)
Alchip Technologies Ltd.	Morgan Stanley & Co. International PLC	87,000	08/02/23	TWD	1,936.00	TWD	156,950	(205,118)
Appier Group, Inc.	Societe Generale	204,300	08/02/23	JPY	1,921.70	JPY	361,655	(85,213)
ASPEED Technology, Inc.	Morgan Stanley & Co. International PLC	43,000	08/02/23	TWD	2,874.41	TWD	123,348	(228,597)
eMemory Technology, Inc.	Morgan Stanley & Co. International PLC	39,000	08/02/23	TWD	2,461.00	TWD	86,937	(47,927)
Nexon Co. Ltd.	Societe Generale	160,000	08/02/23	JPY	3,046.83	JPY	442,736	(11,956)
SiteMinder Ltd.	Citibank N.A.	37,300	08/02/23	AUD	3.33	AUD	109	(1,352)
SK Hynix, Inc.	Morgan Stanley & Co. International PLC	10,600	08/02/23	KRW	124,740.00	KRW	1,227,210	(10,703)
Wise PLC, Class A	Goldman Sachs International	84,400	08/02/23	GBP	6.82	GBP	555	(39,696)
Altium Ltd.	Citibank N.A.	37,100	08/08/23	AUD	36.92	AUD	1,379	(35,451)
Alphawave IP Group PLC	Morgan Stanley & Co. International PLC	150,000	08/10/23	GBP	1.50	GBP	215	(17,435)
BE Semiconductor Industries NV	Morgan Stanley & Co. International PLC	39,400	08/10/23	EUR	110.42	EUR	3,916	(54,300)
CTS Eventim AG & Co. KGaA	Morgan Stanley & Co. International PLC	17,000	08/10/23	EUR	59.82	EUR	985	(28,454)
GMO Payment Gateway, Inc.	Societe Generale	22,200	08/10/23	JPY	12,629.90	JPY	251,269	(11,264)
SOITEC	Goldman Sachs International	10,300	08/10/23	EUR	157.04	EUR	1,597	(72,066)
Wise PLC, Class A	Goldman Sachs International	95,000	08/10/23	GBP	6.39	GBP	625	(72,895)
Samsung SDI Co. Ltd.	BNP Paribas SA	18,600	08/14/23	KRW	700,667.27	KRW	12,514,775	(189,004)
Prosus NV	JPMorgan Chase Bank N.A.	31,300	08/15/23	EUR	66.12	EUR	2,101	(127,598)
Xero Ltd.	UBS AG	42,800	08/15/23	AUD	116.91	AUD	5,148	(193,722)
Altium Ltd.	Goldman Sachs International	37,100	08/16/23	AUD	38.27	AUD	1,379	(24,144)
Informa PLC	Bank of America N.A.	69,600	08/16/23	GBP	7.29	GBP	506	(19,242)
Yageo Corp.	Morgan Stanley & Co. International PLC	212,000	08/16/23	TWD	512.12	TWD	104,602	(51,431)

								$(8,871,318)

Balances Reported in the Consolidated Statements of Assets and Liabilities for Options Written

Description	Swap Premiums Paid		Swap Premiums Received		Unrealized Appreciation	Unrealized Depreciation	Value
Options Written	$	N/A	$	N/A	$2,852,790	$(18,597,723)	$(32,484,997)
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Consolidated Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Options written
Options written at value	$—	$—	$32,484,997	$—	$—	$—	$32,484,997

104	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Science and Technology Term Trust (BSTZ)

For the period ended June 30, 2023, the effect of derivative financial instruments in the Consolidated Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Options purchased(a)	$—	$—	$(4,070,240)	$—	$—	$—	$(4,070,240)
Options written	—	—	(10,876,120)	—	—	—	(10,876,120)

	$—	$—	$(14,946,360)	$—	$—	$—	$(14,946,360)

Net Change in Unrealized Appreciation (Depreciation) on:
Options written	$—	$—	$(25,448,128)	$—	$—	$—	$(25,448,128)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts purchased	$—	(a)
Average value of option contracts written	$27,055,570

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.
For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.
Derivative Financial Instruments — Offsetting as of Period End
The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments
Options	$—	$32,484,997

Total derivative assets and liabilities in the Consolidated Statements of Assets and Liabilities	—	32,484,997

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(23,613,679)

Total derivative assets and liabilities subject to an MNA	$—	$8,871,318

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(a)
Bank of America N.A	$71,423	$—	$—	$—	$71,423
Barclays Bank PLC	7	—	—	—	7
BNP Paribas SA	1,033,921	—	(582,507)	(440,000)	11,414
Citibank N.A.	817,233	—	—	(540,000)	277,233
Goldman Sachs International	2,953,921	—	(2,490,385)	—	463,536
JPMorgan Chase Bank N.A.	212,932	—	(122,510)	—	90,422
Morgan Stanley & Co. International PLC	2,806,583	—	(1,979,318)	—	827,265
Societe Generale	108,433	—	(106,709)	—	1,724
UBS AG	866,865	—	(616,842)	—	250,023

	$8,871,318	$—	$(5,898,271)	$(980,000)	$1,993,047

(a)
Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Consolidated Statements of Assets and Liabilities.

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	105

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Science and Technology Term Trust (BSTZ)

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Consolidated Financial Statements.
The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Consolidated Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Automobiles	$49,201,766	$—	$—	$49,201,766
Broadline Retail	31,812,599	8,827,494	—	40,640,093
Communications Equipment	—	13,149,146	—	13,149,146
Consumer Finance	—	11,990,607	—	11,990,607
Diversified Consumer Services	—	—	3,401,837	3,401,837
Electrical Equipment	7,943,810	—	—	7,943,810
Electronic Equipment, Instruments & Components	32,849,035	84,044,135	—	116,893,170
Entertainment	41,393,989	16,333,870	—	57,727,859
Financial Services	9,923,892	43,430,412	—	53,354,304
Health Care Technology	—	5,673,558	—	5,673,558
Hotels, Restaurants & Leisure	20,527,686	—	—	20,527,686
Household Durables	—	8,481,717	—	8,481,717
Interactive Media & Services	9,625,320	—	—	9,625,320
IT Services	27,734,427	—	56,347,430	84,081,857
Machinery	—	6,403,338	—	6,403,338
Media	—	26,646,882	—	26,646,882
Professional Services	9,481,918	20,874,567	—	30,356,485
Semiconductors & Semiconductor Equipment	272,195,025	152,369,864	—	424,564,889
Software	124,395,496	65,087,973	39,686,862	229,170,331
Specialty Retail	7,915,885	—	—	7,915,885
Technology Hardware, Storage & Peripherals	27,170,693	7,358,093	—	34,528,786
Preferred Securities
Preferred Stocks	—	—	446,862,280	446,862,280
Warrants	—	—	—	—
Short-Term Securities
Money Market Funds	3,399,844	—	—	3,399,844

	$675,571,385	$470,671,656	$546,298,409	1,692,541,450

Investments Valued at NAV(a)				2,600,319

				$1,695,141,769

Derivative Financial Instruments(b)
Liabilities
Equity Contracts	$(17,072,973)	$(15,412,024)	$—	$(32,484,997)

(a)	Certain investments of the Trust were fair valued using NAV as a practical expedient as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are options written. Options written are shown at value.
A reconciliation of Level 3 financial instruments is presented when the Trust had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Preferred Stocks	Warrants	Total
Assets
Opening balance, as of December 31, 2022	$94,490,236	$413,908,201	$44,581	$508,443,018
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	—	—	—	—
Accrued discounts/premiums	—	—	—	—
Net realized gain (loss)	—	—	—	—
Net change in unrealized appreciation (depreciation)(a)(b)	4,945,893	32,954,079	(44,581)	37,855,391

106	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Science and Technology Term Trust (BSTZ)

	Common Stocks	Preferred Stocks	Warrants		Total

Purchases	$—	$—	$—		$—
Sales	—	—	—		—

Closing balance, as of June 30, 2023	$99,436,129	$446,862,280	$—	(c)	$546,298,409

Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2023(b)	$4,945,893	$32,954,079	$(44,581)		$37,855,391

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Consolidated Statements of Operations.
(b)
Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at June 30, 2023 is generally due to investments no longer held or categorized as Level 3 at period end.

(c)	Rounds to less than $1.
The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Valuation Committee (the “Valuation Committee”) to determine the value of certain of the Trust’s Level 3 financial instruments as of period end.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized(a)	Weighted Average of Unobservable Inputs Based on Fair Value
Assets
Common Stocks	$99,436,129	Market	Revenue Multiple	1.80x ‑ 28.00x	13.48x
			Volatility	60% - 70%	61%
			Time to Exit	1.0 - 3.0 years	1.3 years

Preferred Stocks	446,862,280	Market	Revenue Multiple	1.80x - 29.00x	16.30x
			Time to Exit	3.0 ‑ 4.0 years	3.9 years
			Volatility	40% - 70%	52%
			Market Adjustment Multiple	1.10x-1.10x	1.10x
			Gross Profit Multiple	6.75x	—

	$546,298,409

(a)	A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.
See notes to financial statements.

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	107

Consolidated Schedule of Investments (unaudited) June 30, 2023	BlackRock Science and Technology Trust (BST) (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Automobiles — 2.5%
Tesla, Inc.(a)(b)	109,155	$28,573,504

Broadline Retail(a)(b) — 3.5%
Alibaba Group Holding Ltd., ADR(c)	61,846	5,154,864
Amazon.com, Inc.	167,904	21,887,965
MercadoLibre, Inc.	11,296	13,381,242

		40,424,071

Capital Markets — 0.7%
S&P Global, Inc.(a)	21,150	8,478,824

Communications Equipment(a) — 0.9%
Arista Networks, Inc.(b)	32,419	5,253,823
Motorola Solutions, Inc.	18,742	5,496,654

		10,750,477

Diversified Consumer Services(d)(e) — 1.1%

Grammarly, Inc., (Acquired 11/17/21, Cost: $18,749,975)	715,323	12,260,636
Think & Learn Private Ltd., (Acquired 09/30/20, Cost: $1,524,948)	997	729,227

		12,989,863
Electrical Equipment — 0.6%
NEXTracker, Inc., Class A(a)(b)	169,000	6,727,890

Electronic Equipment, Instruments & Components — 1.8%
Flex Ltd.(a)(b)	331,320	9,157,685
Keyence Corp.	8,900	4,228,892
Samsung SDI Co. Ltd.	15,649	7,990,917

		21,377,494

Entertainment(a)(b) — 2.3%
Netflix, Inc.	18,894	8,322,618
ROBLOX Corp., Class A	100,227	4,039,148
Spotify Technology SA	49,956	8,020,436
Take-Two Interactive Software, Inc.	41,735	6,141,723

		26,523,925

Financial Services — 6.0%
Adyen NV(b)(f)	6,260	10,840,241
GMO Payment Gateway, Inc.	83,100	6,518,323
Mastercard, Inc., Class A(a)(g)	69,644	27,390,985
Visa, Inc., Class A(a)	84,576	20,085,109
Wise PLC, Class A(b)	524,987	4,388,146

		69,222,804

Ground Transportation — 0.8%
Uber Technologies, Inc.(a)(b)	223,554	9,650,826

Health Care Technology — 0.4%
M3, Inc.	216,700	4,725,058

Hotels, Restaurants & Leisure — 0.5%
Trip.com Group Ltd.(b)	183,250	6,397,146

Interactive Media & Services — 4.3%
Alphabet, Inc., Class A(a)(b)	165,033	19,754,450
Meta Platforms, Inc., Class A(a)(b)	76,259	21,884,808
Patreon, Inc., (Acquired 08/19/21, Cost: $3,352,226)(d)(e)	59,524	1,552,981
Tencent Holdings Ltd.	159,400	6,758,747

		49,950,986

Security	Shares	Value

IT Services — 4.1%
Automattic, Inc., Series E, (Acquired 02/03/21, Cost: $7,999,945)(d)(e)	94,117	$4,627,733
Klarna Holdings AB, (Acquired 08/07/19, Cost: $7,971,978)(d)(e)	26,430	5,815,955
MongoDB, Inc.(a)(b)	34,887	14,338,208
Shopify, Inc., Class A(a)(b)	95,452	6,166,199
Snowflake, Inc., Class A(a)(b)	19,997	3,519,072
Teya Services Ltd., Series C, (Acquired 12/17/21, Cost: $24,999,987)(d)(e)	12,871	8,536,948
TRAX Ltd., Series D, (Acquired 09/12/19, Cost: $4,000,012)(d)(e)	106,667	3,140,277
TRAX Ltd., Series E, (Acquired 02/18/21, Cost: $1,999,989)(d)(e)	38,361	1,129,348

		47,273,740

Professional Services — 1.0%
Ant Group Co., Ltd., Series C, (Acquired 05/18/18, Cost: $6,492,862)(d)(e)	1,703,548	5,604,673
RELX PLC	190,385	6,351,373

		11,956,046

Semiconductors & Semiconductor Equipment — 22.4%
Advanced Micro Devices, Inc.(a)(b)	157,505	17,941,395
ASM International NV	30,899	13,119,843
ASML Holding NV	43,842	31,799,863
Broadcom, Inc.(a)	30,124	26,130,461
Credo Technology Group Holding Ltd.(a)(b)	575,627	9,981,372
First Solar, Inc.(a)(b)	25,696	4,884,553
Lam Research Corp.(a)	18,864	12,126,911
Marvell Technology, Inc.(a)	168,624	10,080,343
Micron Technology, Inc.(a)	120,238	7,588,220
Monolithic Power Systems, Inc.(a)	23,218	12,543,060
NVIDIA Corp.(a)(g)	163,532	69,177,307
Renesas Electronics Corp.(b)	286,700	5,410,690
SOITEC(b)	67,686	11,450,802
STMicroelectronics NV	159,584	7,958,994
Taiwan Semiconductor Manufacturing Co. Ltd., ADR(a) .	80,676	8,141,822
Wolfspeed, Inc.(a)(b)(c)	208,765	11,605,246

		259,940,882

Software — 21.2%
Adobe, Inc.(a)(b)	12,508	6,116,287
ANSYS, Inc.(a)(b)	33,940	11,209,364
Autodesk, Inc.(a)(b)	24,894	5,093,561
Cadence Design Systems, Inc.(a)(b)	117,682	27,598,783
Constellation Software, Inc.	3,923	8,128,095
Crowdstrike Holdings, Inc., Class A(a)(b)	33,034	4,851,704
Dassault Systemes SE	154,850	6,861,551
Databricks, Inc., (Acquired 07/24/20, Cost: $960,476)(d)(e)	59,997	3,332,833
DataRobot, Inc., (Acquired 03/01/21, Cost: $583,275)(d)(e)	38,789	207,909
Intuit, Inc.(a)	26,351	12,073,765
Microsoft Corp.(a)	295,517	100,635,359
Oracle Corp.(a)	162,983	19,409,645
Salesforce, Inc.(a)(b)	55,935	11,816,828
ServiceNow, Inc.(a)(b)	15,190	8,536,324
SiteMinder Ltd.(b)	1,082,492	2,109,935
Snorkel AI, Inc., (Acquired 06/30/21, Cost: $997,636)(d)(e)	66,422	735,292
Snyk Ltd., (Acquired 09/02/21, Cost: $5,192,307)(d)(e)	361,972	4,159,058

108	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Science and Technology Trust (BST) (Percentages shown are based on Net Assets)

Security	Shares	Value

Software (continued)
Unity Software, Inc.(a)(b)	150,439	$6,532,061
Xero Ltd.(b)	80,662	6,462,634

		245,870,988

Specialty Retail — 0.0%
AceVector Limited, Series I, (Acquired 08/31/18, Cost: $1,998,435)(d)(e)	168,640	130,124

Technology Hardware, Storage & Peripherals —8.7%
Apple, Inc.(a)	497,410	96,482,618
Samsung Electronics Co. Ltd.	82,578	4,547,011

		101,029,629

Total Common Stocks — 82.8% (Cost: $518,661,506)		961,994,277

	Par (000)

Convertible Notes

Financial Services — 0.0%
Wyre, Inc., (Acquired: 12/14/21, Cost: $8,000,000), 0.00%(d)(e)	$80	1

Total Convertible Notes — 0.0% (Cost: $8,000,000) 1

	Shares

Preferred Securities

Preferred Stocks — 18.4%(d)(e)

Chemicals — 0.7%
Solugen, Inc., Series C, (Acquired 09/02/21, Cost: $9,999,977)	269,284	8,048,899

Consumer Staples Distribution & Retail — 1.5%
Grubmarket, Inc., Series E, (Acquired 10/18/21, Cost: $6,999,994)	709,724	16,870,140

Diversified Consumer Services — 1.0%
FlixMobility GmbH, Series F, (Acquired 07/26/19, Cost: $5,482,937)	275	7,052,425
Grammarly, Inc., Series 3, (Acquired 11/17/21, Cost: $6,249,992)	238,441	4,086,879
Think & Learn Private Ltd., Series F, (Acquired 09/30/20, Cost: $3,052,975)	1,054	770,917

		11,910,221

Diversified Telecommunication Services — 0.4%
Discord, Inc., Series I, (Acquired 09/13/21, Cost: $7,000,088)	12,713	4,774,276

Financial Services — 0.5% Trumid Holdings LLC, Class L, (Acquired 09/15/21, Cost: $9,999,695)(h)	11,420	6,320,056

Interactive Media & Services — 0.3%
Patreon, Inc., Series D, (Acquired 07/14/21, Cost: $6,666,632)	119,047	3,105,936

Security	Shares	Value

IT Services — 5.7%
ByteDance Ltd., Series E-1, (Acquired 11/11/20, Cost: $9,650,746)	88,075	$15,483,943
Deep Instinct Ltd., Series D-2, (Acquired 03/19/21, Cost: $2,999,391)	493,493	3,602,499
Farmer’s Business Network, Inc.
Series F, (Acquired 07/31/20, Cost: $2,999,886)	90,750	3,913,140
Series G, (Acquired 09/15/21, Cost: $6,999,963)	112,616	4,856,002
MNTN Digital, Inc., Series D, (Acquired 11/05/21, Cost: $24,999,980)	1,088,598	14,315,063
Trumid Holdings LLC(h)
Class J-A, (Acquired 07/24/20, Cost: $2,499,716)	5,038	2,788,130
Class J-B, (Acquired 07/24/20, Cost: $1,499,830)	5,038	2,788,130
Voltron Data, Inc.
Seed Shares, (Acquired 07/14/21, Cost: $5,000,000)	9,090,909	9,272,727
Series A, (Acquired 01/18/22, Cost: $10,000,000)	6,201,935	8,682,709

		65,702,343

Semiconductors & Semiconductor Equipment — 2.7%
PsiQuantum Corp.
Series C, (Acquired 09/09/19, Cost: $3,200,234)	690,003	15,007,565
Series D, (Acquired 05/21/21, Cost: $5,000,025)	190,650	5,038,880
Rivos, Inc., Series A, (Acquired 12/03/21, Cost: $12,003,705)	4,500,000	11,115,000

		31,161,445

Software — 5.6%
Bolt Financial, Inc., Series E, (Acquired 01/18/22, Cost: $29,999,955)	598,682	14,679,683
Databricks, Inc.
Series F, (Acquired 10/22/19, Cost: $3,999,999)	279,405	15,520,948
Series G, (Acquired 02/01/21, Cost: $4,500,001)	76,113	4,228,077
DataRobot, Inc., Series F, (Acquired 10/27/20, Cost: $2,999,996)	228,276	1,486,077
Prosimo, Inc., Series B, (Acquired 11/04/21, Cost: $4,999,998)	2,515,811	4,025,297
SambaNova Systems, Inc., Series C, (Acquired 02/20/20, Cost: $9,972,125)	187,300	15,573,995
Snorkel AI, Inc., Series C, (Acquired 06/30/21, Cost: $4,999,985)	332,896	3,685,159
Snyk Ltd., Series F, (Acquired 09/02/21, Cost: $4,807,688)	337,018	3,872,337
Unqork, Inc.
Series B, (Acquired 09/19/19, Cost: $3,198,417)	281,080	2,006,911
Series C, (Acquired 09/18/20, Cost: $1,303,260)	47,600	419,832

		65,498,316

		213,391,632

Total Preferred Securities — 18.4% (Cost: $213,087,190)		213,391,632

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	109

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Science and Technology Trust (BST) (Percentages shown are based on Net Assets)

Security	Shares	Value

Warrants

IT Services — 0.0%
TRAX Ltd., (Acquired 09/12/19, Cost: $0), (Issued 09/23/19, Exercisable 07/12/23, 1 Share for 1 Warrant, Expires 09/15/23, Strike Price USD 46.88)(b)(d)(e)	17,065	$—

Total Warrants — 0.0% (Cost: $—)		—

Total Long-Term Investments — 101.2% (Cost: $739,748,696)		1,175,385,910

Short-Term Securities

Money Market Funds — 0.3%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 4.98%(i)(j)	359,934	359,934
SL Liquidity Series, LLC, Money Market Series, 5.28%(i)(j)(k)	2,573,433	2,573,433

Total Short-Term Securities — 0.3% (Cost: $2,933,194)		2,933,367

Total Investments Before Options Written — 101.5% (Cost: $742,681,890)		1,178,319,277

Options Written — (1.6)% (Premiums Received: $(12,549,700))		(19,101,911)

Total Investments, Net of Options Written — 99.9% (Cost: $730,132,190)		1,159,217,366

Other Assets Less Liabilities — 0.1%		1,703,406

Net Assets — 100.0%		$ 1,160,920,772

(a)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(b)	Non-income producing security.
(c)	All or a portion of this security is on loan.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)
Restricted security as to resale, excluding 144A securities. The Trust held restricted securities with a current value of $265,354,627, representing 22.9% of its net assets as of period end, and an original cost of $307,911,241.

(f)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(g)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(h)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.
(i)	Affiliate of the Trust.
(j)	Annualized 7-day yield as of period end.
(k)	All or a portion of this security was purchased with the cash collateral from loaned securities.

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
Affiliates
Investments in issuers considered to be affiliate(s) of the Trust during the six months ended June 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/22	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/23	Shares Held at 06/30/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$5,779,501	$—		$(5,419,567	)(a)	$—	$—	$359,934	359,934	$161,024		$—
SL Liquidity Series, LLC, Money Market Series	825,025	1,747,720	(a)	—		595	93	2,573,433	2,573,433	8,501	(b)	—

						$595	$93	$2,933,367		$169,525		$—

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End
Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price	Notional Amount (000)	Value
Call
Adobe, Inc.	28	07/07/23	USD 440.00	USD 1,369	$(138,670)

110	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Science and Technology Trust (BST)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Alibaba Group Holding Ltd., ADR	184	07/07/23	USD	85.00	USD	1,534	$(16,376)
Alphabet, Inc., Class A	176	07/07/23	USD	124.34	USD	2,107	(2,810)
Amazon.com, Inc.	48	07/07/23	USD	123.00	USD	626	(35,760)
Apple, Inc.	359	07/07/23	USD	185.00	USD	6,964	(329,382)
Intuit, Inc.	59	07/07/23	USD	440.00	USD	2,703	(112,100)
Marvell Technology, Inc.	160	07/07/23	USD	62.75	USD	956	(2,658)
Microsoft Corp.	273	07/07/23	USD	340.00	USD	9,297	(94,868)
MongoDB, Inc.	34	07/07/23	USD	420.00	USD	1,397	(15,555)
NVIDIA Corp.	211	07/07/23	USD	380.00	USD	8,926	(919,960)
S&P Global, Inc.	46	07/07/23	USD	380.00	USD	1,844	(99,130)
Salesforce, Inc.	128	07/07/23	USD	215.00	USD	2,704	(12,160)
Shopify, Inc., Class A	218	07/07/23	USD	67.00	USD	1,408	(10,464)
Spotify Technology SA	105	07/07/23	USD	150.00	USD	1,686	(114,450)
Tesla, Inc.	110	07/07/23	USD	220.00	USD	2,879	(462,000)
Advanced Micro Devices, Inc.	51	07/14/23	USD	120.00	USD	581	(6,911)
Alphabet, Inc., Class A	115	07/14/23	USD	125.00	USD	1,377	(5,520)
Amazon.com, Inc.	56	07/14/23	USD	129.00	USD	730	(19,180)
Apple, Inc.	376	07/14/23	USD	185.00	USD	7,293	(355,320)
Arista Networks, Inc.	54	07/14/23	USD	170.00	USD	875	(6,210)
Crowdstrike Holdings, Inc., Class A	72	07/14/23	USD	162.50	USD	1,057	(2,556)
Lam Research Corp.	39	07/14/23	USD	620.00	USD	2,507	(116,317)
Marvell Technology, Inc.	218	07/14/23	USD	61.00	USD	1,303	(23,762)
Mastercard, Inc., Class A	137	07/14/23	USD	385.00	USD	5,388	(136,315)
MercadoLibre, Inc.	31	07/14/23	USD	1,290.00	USD	3,672	(25,575)
Meta Platforms, Inc., Class A	28	07/14/23	USD	285.00	USD	804	(20,860)
Micron Technology, Inc.	12	07/14/23	USD	72.00	USD	76	(84)
Micron Technology, Inc.	142	07/14/23	USD	68.00	USD	896	(3,550)
Microsoft Corp.	199	07/14/23	USD	330.00	USD	6,777	(237,805)
Netflix, Inc.	32	07/14/23	USD	420.00	USD	1,410	(77,920)
NVIDIA Corp.	200	07/14/23	USD	400.00	USD	8,460	(540,000)
Oracle Corp.	171	07/14/23	USD	110.00	USD	2,036	(157,747)
ROBLOX Corp., Class A	227	07/14/23	USD	43.00	USD	915	(13,393)
ServiceNow, Inc.	32	07/14/23	USD	545.00	USD	1,798	(72,320)
Snowflake, Inc., Class A	24	07/14/23	USD	200.00	USD	422	(2,052)
Spotify Technology SA	51	07/14/23	USD	157.50	USD	819	(27,795)
Take-Two Interactive Software, Inc.	76	07/14/23	USD	136.00	USD	1,118	(88,160)
Tesla, Inc.	141	07/14/23	USD	235.00	USD	3,691	(414,892)
Uber Technologies, Inc.	501	07/14/23	USD	41.00	USD	2,163	(124,749)
Unity Software, Inc.	187	07/14/23	USD	40.00	USD	812	(77,138)
Visa, Inc., Class A	34	07/14/23	USD	230.00	USD	807	(28,390)
Cadence Design Systems, Inc.	300	07/17/23	USD	211.00	USD	7,036	(728,624)
Advanced Micro Devices, Inc.	223	07/21/23	USD	113.00	USD	2,540	(108,155)
Alphabet, Inc., Class A	222	07/21/23	USD	125.00	USD	2,657	(19,980)
Amazon.com, Inc.	106	07/21/23	USD	120.00	USD	1,382	(116,865)
Amazon.com, Inc.	149	07/21/23	USD	130.00	USD	1,942	(53,268)
ANSYS, Inc.	85	07/21/23	USD	320.00	USD	2,807	(114,750)
Credo Technology Group Holding Ltd.	417	07/21/23	USD	8.36	USD	723	(375,525)
Credo Technology Group Holding Ltd.	667	07/21/23	USD	20.00	USD	1,157	(10,005)
Crowdstrike Holdings, Inc., Class A	76	07/21/23	USD	160.00	USD	1,116	(8,246)
Flex Ltd.	800	07/21/23	USD	24.00	USD	2,211	(292,000)
Lam Research Corp.	45	07/21/23	USD	615.00	USD	2,893	(165,262)
Mastercard, Inc., Class A	185	07/21/23	USD	385.00	USD	7,276	(210,900)
Micron Technology, Inc.	266	07/21/23	USD	72.50	USD	1,679	(3,059)
Microsoft Corp.	86	07/21/23	USD	330.00	USD	2,929	(122,980)
Microsoft Corp.	185	07/21/23	USD	340.00	USD	6,300	(132,275)
MongoDB, Inc.	28	07/21/23	USD	280.00	USD	1,151	(370,300)
Monolithic Power Systems, Inc.	37	07/21/23	USD	431.00	USD	1,999	(410,562)
Motorola Solutions, Inc.	45	07/21/23	USD	300.00	USD	1,320	(7,313)
Motorola Solutions, Inc.	44	07/21/23	USD	290.00	USD	1,290	(28,820)
Netflix, Inc.	25	07/21/23	USD	360.00	USD	1,101	(207,750)
NEXTracker, Inc., Class A	378	07/21/23	USD	45.00	USD	1,505	(11,340)
NVIDIA Corp.	127	07/21/23	USD	390.00	USD	5,372	(483,552)

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	111

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Science and Technology Trust (BST)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Oracle Corp.	197	07/21/23	USD	105.00	USD	2,346	$(280,232)
Salesforce, Inc.	47	07/21/23	USD	210.00	USD	993	(26,673)
ServiceNow, Inc.	18	07/21/23	USD	570.00	USD	1,012	(20,430)
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	280	07/21/23	USD	105.00	USD	2,826	(45,500)
Take-Two Interactive Software, Inc.	93	07/21/23	USD	145.00	USD	1,369	(41,153)
Tesla, Inc.	125	07/21/23	USD	195.00	USD	3,272	(847,500)
Uber Technologies, Inc.	516	07/21/23	USD	40.00	USD	2,228	(183,180)
Unity Software, Inc.	116	07/21/23	USD	35.00	USD	504	(100,630)
Visa, Inc., Class A	20	07/21/23	USD	230.00	USD	475	(17,950)
Wolfspeed, Inc.	533	07/21/23	USD	50.00	USD	2,963	(343,785)
Advanced Micro Devices, Inc.	210	07/28/23	USD	127.00	USD	2,392	(30,240)
Alibaba Group Holding Ltd., ADR	118	07/28/23	USD	92.00	USD	984	(12,685)
Alphabet, Inc., Class A	97	07/28/23	USD	126.00	USD	1,161	(17,751)
Amazon.com, Inc.	48	07/28/23	USD	137.00	USD	626	(14,136)
Apple, Inc.	357	07/28/23	USD	185.00	USD	6,925	(382,882)
Arista Networks, Inc.	95	07/28/23	USD	165.00	USD	1,540	(42,275)
Autodesk, Inc.	114	07/28/23	USD	220.00	USD	2,333	(15,390)
Broadcom, Inc.	135	07/28/23	USD	890.00	USD	11,710	(226,800)
First Solar, Inc.	81	07/28/23	USD	205.00	USD	1,540	(38,475)
Marvell Technology, Inc.	130	07/28/23	USD	66.00	USD	777	(8,450)
MercadoLibre, Inc.	17	07/28/23	USD	1,290.00	USD	2,014	(31,025)
Meta Platforms, Inc., Class A	216	07/28/23	USD	280.00	USD	6,199	(398,520)
Microsoft Corp.	120	07/28/23	USD	345.00	USD	4,086	(99,600)
MongoDB, Inc.	30	07/28/23	USD	380.00	USD	1,233	(120,450)
Netflix, Inc.	29	07/28/23	USD	465.00	USD	1,277	(38,933)
NVIDIA Corp.	180	07/28/23	USD	425.00	USD	7,614	(319,050)
Oracle Corp.	205	07/28/23	USD	127.00	USD	2,441	(10,763)
ROBLOX Corp., Class A	236	07/28/23	USD	43.00	USD	951	(28,674)
S&P Global, Inc.	49	07/28/23	USD	400.00	USD	1,964	(40,915)
Shopify, Inc., Class A	219	07/28/23	USD	68.00	USD	1,415	(56,831)
Spotify Technology SA	68	07/28/23	USD	167.50	USD	1,092	(41,820)
Take-Two Interactive Software, Inc.	18	07/28/23	USD	143.00	USD	265	(11,385)
Tesla, Inc.	68	07/28/23	USD	280.00	USD	1,780	(70,380)
Tesla, Inc.	46	07/28/23	USD	295.00	USD	1,204	(31,280)
Unity Software, Inc.	200	07/28/23	USD	45.00	USD	868	(45,800)
Visa, Inc., Class A	114	07/28/23	USD	235.00	USD	2,707	(79,515)
Adobe, Inc.	28	08/04/23	USD	500.00	USD	1,369	(35,280)
Advanced Micro Devices, Inc.	224	08/04/23	USD	115.00	USD	2,552	(141,680)
Alphabet, Inc., Class A	58	08/04/23	USD	121.00	USD	694	(23,490)
Amazon.com, Inc.	291	08/04/23	USD	137.00	USD	3,793	(98,212)
Apple, Inc.	280	08/04/23	USD	190.00	USD	5,431	(230,300)
Intuit, Inc.	59	08/04/23	USD	470.00	USD	2,703	(60,770)
Marvell Technology, Inc.	250	08/04/23	USD	61.00	USD	1,495	(58,750)
Microsoft Corp.	173	08/04/23	USD	340.00	USD	5,891	(211,060)
NVIDIA Corp.	181	08/04/23	USD	455.00	USD	7,657	(174,665)
Salesforce, Inc.	76	08/04/23	USD	220.00	USD	1,606	(25,270)
ServiceNow, Inc.	18	08/04/23	USD	570.00	USD	1,012	(39,510)
Snowflake, Inc., Class A	38	08/04/23	USD	190.00	USD	669	(21,660)
Tesla, Inc.	117	08/04/23	USD	290.00	USD	3,063	(104,130)
Visa, Inc., Class A	226	08/04/23	USD	240.00	USD	5,367	(106,220)
First Solar, Inc.	60	08/11/23	USD	200.00	USD	1,141	(47,850)
MercadoLibre, Inc.	14	08/11/23	USD	1,290.00	USD	1,658	(55,090)
Snowflake, Inc., Class A	27	08/11/23	USD	200.00	USD	475	(11,340)
Unity Software, Inc.	173	08/11/23	USD	45.00	USD	751	(65,740)
Alphabet, Inc., Class A	78	08/18/23	USD	130.00	USD	934	(13,026)
Amazon.com, Inc.	57	08/18/23	USD	125.00	USD	743	(56,573)
ANSYS, Inc.	69	08/18/23	USD	341.00	USD	2,279	(63,587)
Apple, Inc.	377	08/18/23	USD	190.00	USD	7,313	(328,932)
Cadence Design Systems, Inc.	229	08/18/23	USD	240.00	USD	5,371	(170,605)
Credo Technology Group Holding Ltd.	420	08/18/23	USD	10.00	USD	728	(317,100)
Credo Technology Group Holding Ltd.	1,086	08/18/23	USD	20.00	USD	1,883	(48,870)
Flex Ltd.	710	08/18/23	USD	26.55	USD	1,962	(116,999)

112	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Science and Technology Trust (BST)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Meta Platforms, Inc., Class A	99	08/18/23	USD	300.00	USD	2,841	$(121,522)
MongoDB, Inc.	66	08/18/23	USD	390.00	USD	2,713	(267,630)
Monolithic Power Systems, Inc.	68	08/18/23	USD	530.00	USD	3,674	(289,340)
NEXTracker, Inc., Class A	600	08/18/23	USD	45.00	USD	2,389	(88,500)
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	83	08/18/23	USD	110.00	USD	838	(11,952)
Wolfspeed, Inc.	361	08/18/23	USD	60.00	USD	2,007	(137,180)

							$(16,596,286)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Adyen NV	Goldman Sachs International	3,000	07/11/23	EUR	1,489.94	EUR	4,761	$(334,667)
GMO Payment Gateway, Inc.	UBS AG	17,400	07/11/23	JPY	11,720.91	JPY	196,941	(8,189)
Renesas Electronics Corp.	Citibank N.A.	67,300	07/12/23	JPY	2,192.87	JPY	183,270	(244,332)
SiteMinder Ltd.	UBS AG	15,000	07/12/23	AUD	3.34	AUD	44	(97)
Wise PLC, Class A	JPMorgan Chase Bank N.A.	97,700	07/12/23	GBP	6.26	GBP	643	(61,757)
Keyence Corp.	UBS AG	4,000	07/13/23	JPY	69,721.80	JPY	274,251	(21,601)
ASM International NV	Morgan Stanley & Co. International PLC	15,100	07/18/23	EUR	415.64	EUR	5,876	(40,305)
Dassault Systemes SE	Morgan Stanley & Co. International PLC	70,800	07/18/23	EUR	42.75	EUR	2,875	(9,126)
Renesas Electronics Corp.	Goldman Sachs International	67,300	07/18/23	JPY	2,256.97	JPY	183,270	(219,312)
STMicroelectronics NV	Morgan Stanley & Co. International PLC	43,800	07/18/23	EUR	41.38	EUR	2,002	(209,416)
STMicroelectronics NV	Morgan Stanley & Co. International PLC	30,200	07/18/23	EUR	42.64	EUR	1,380	(107,585)
Wise PLC, Class A	Morgan Stanley & Co. International PLC	41,500	07/18/23	GBP	6.32	GBP	273	(27,458)
Xero Ltd.	Goldman Sachs International	18,150	07/18/23	AUD	107.07	AUD	2,183	(148,720)
Samsung Electronics Co. Ltd.	Morgan Stanley & Co. International PLC	38,000	07/19/23	KRW	69,488.00	KRW	2,757,055	(91,297)
GMO Payment Gateway, Inc.	BNP Paribas SA	600	07/25/23	JPY	11,462.45	JPY	6,791	(1,034)
M3, Inc.	UBS AG	99,800	07/26/23	JPY	3,281.90	JPY	314,000	(29,407)
RELX PLC	Morgan Stanley & Co. International PLC	85,600	07/26/23	GBP	26.04	GBP	2,249	(70,801)
SiteMinder Ltd.	Citibank N.A.	11,000	07/26/23	AUD	3.22	AUD	32	(434)
SOITEC	Morgan Stanley & Co. International PLC	5,800	07/26/23	EUR	140.88	EUR	899	(100,391)
Wise PLC, Class A	Goldman Sachs International	27,700	07/26/23	GBP	6.28	GBP	182	(21,386)
ASML Holding NV	Goldman Sachs International	20,100	08/01/23	EUR	701.02	EUR	13,361	(213,844)
SOITEC	Morgan Stanley & Co. International PLC	13,000	08/01/23	EUR	160.16	EUR	2,015	(48,777)
SOITEC	Morgan Stanley & Co. International PLC	5,800	08/01/23	EUR	143.71	EUR	899	(89,239)
Trip.com Group Ltd.	BNP Paribas SA	88,300	08/01/23	HKD	317.70	HKD	24,154	(15,841)
SiteMinder Ltd.	Citibank N.A.	16,400	08/02/23	AUD	3.33	AUD	48	(594)
Wise PLC, Class A	Goldman Sachs International	61,100	08/02/23	GBP	6.82	GBP	402	(28,737)
GMO Payment Gateway, Inc.	Societe Generale	19,400	08/10/23	JPY	12,629.90	JPY	219,578	(9,844)
SOITEC	Goldman Sachs International	5,800	08/10/23	EUR	157.04	EUR	899	(40,581)
Wise PLC, Class A	Goldman Sachs International	70,000	08/10/23	GBP	6.39	GBP	461	(53,712)
Samsung SDI Co. Ltd.	BNP Paribas SA	7,700	08/14/23	KRW	700,667.26	KRW	5,180,848	(78,243)
Tencent Holdings Ltd.	Citibank N.A.	77,800	08/15/23	HKD	344.60	HKD	25,849	(96,973)
Xero Ltd.	UBS AG	18,100	08/15/23	AUD	116.91	AUD	2,177	(81,925)

								$(2,505,625)

Balances Reported in the Consolidated Statements of Assets and Liabilities for Options Written

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Options Written	$ N/A	$ N/A	$ 2,663,738	$ (9,215,949)	$ (19,101,911)

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	113

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Science and Technology Trust (BST)

Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Consolidated Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Options written
Options written at value	$—	$—	$19,101,911	$—	$—	$—	$19,101,911

For the period ended June 30, 2023, the effect of derivative financial instruments in the Consolidated Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Options purchased(a)	$—	$—	$(2,858,012)	$—	$—	$—	$(2,858,012)
Options written	—	—	(27,510,651)	—	—	—	(27,510,651)

	$—	$—	$(30,368,663)	$—	$—	$—	$(30,368,663)

Net Change in Unrealized Appreciation (Depreciation) on:
Options written	$—	$—	$(13,957,447)	$—	$—	$—	$(13,957,447)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts purchased	$—	(a)
Average value of option contracts written	$18,056,104

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.
For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.
Derivative Financial Instruments — Offsetting as of Period End
The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Options	$—	$19,101,911

Total derivative assets and liabilities in the Consolidated Statements of Assets and Liabilities	—	19,101,911

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(16,596,286)

Total derivative assets and liabilities subject to an MNA	$—	$2,505,625

114	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Science and Technology Trust (BST)

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged (a)	Net Amount of Derivative Liabilities	(b)
BNP Paribas SA	$95,118	$—	$—	$—	$95,118
Citibank N.A.	342,333	—	—	(330,000)	12,333
Goldman Sachs International	1,060,959	—	—	—	1,060,959
JPMorgan Chase Bank N.A.	61,757	—	—	(61,757)	—
Morgan Stanley & Co. International PLC	794,395	—	—	—	794,395
Societe Generale	9,844	—	—	—	9,844
UBS AG	141,219	—	—	—	141,219

	$2,505,625	$—	$—	$(391,757)	$2,113,868

(a)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(b)
Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Consolidated Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Consolidated Financial Statements.
The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Consolidated Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Automobiles	$28,573,504	$—	$—	$28,573,504
Broadline Retail	40,424,071	—	—	40,424,071
Capital Markets	8,478,824	—	—	8,478,824
Communications Equipment	10,750,477	—	—	10,750,477
Diversified Consumer Services	—	—	12,989,863	12,989,863
Electrical Equipment	6,727,890	—	—	6,727,890
Electronic Equipment, Instruments & Components	9,157,685	12,219,809	—	21,377,494
Entertainment	26,523,925	—	—	26,523,925
Financial Services	47,476,094	21,746,710	—	69,222,804
Ground Transportation	9,650,826	—	—	9,650,826
Health Care Technology	—	4,725,058	—	4,725,058
Hotels, Restaurants & Leisure	—	6,397,146	—	6,397,146
Interactive Media & Services	41,639,258	6,758,747	1,552,981	49,950,986
IT Services	24,023,479	—	23,250,261	47,273,740
Professional Services	—	6,351,373	5,604,673	11,956,046
Semiconductors & Semiconductor Equipment	190,200,690	69,740,192	—	259,940,882
Software	222,001,776	15,434,120	8,435,092	245,870,988
Specialty Retail	—	—	130,124	130,124
Technology Hardware, Storage & Peripherals	96,482,618	4,547,011	—	101,029,629
Convertible Notes	—	—	1	1
Preferred Securities
Preferred Stocks	—	—	213,391,632	213,391,632
Warrants	—	—	—	—
Short-Term Securities
Money Market Funds	359,934	—	—	359,934

	$762,471,051	$147,920,166	$265,354,627	1,175,745,844

Investments Valued at NAV(a)				2,573,433

				$1,178,319,277

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	115

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Science and Technology Trust (BST)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments(b)
Liabilities
Equity Contracts	$(14,895,521)	$(4,206,390)	$—	$(19,101,911)

(a)	Certain investments of the Trust were fair valued using NAV as a practical expedient as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are options written. Options written are shown at value.
A reconciliation of Level 3 financial instruments is presented when the Trust had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Convertible Notes	Preferred Stocks	Warrants	Total
Assets
Opening balance, as of December 31, 2022	$60,069,300	$1,920,000	$195,967,596	$16,212	$257,973,108
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3	—	—	—	—	—
Other(a)	(7,504,341)	—	7,504,341	—	—
Accrued discounts/premiums	—	—	—	—	—
Net realized gain (loss)	—	—	—	—	—
Net change in unrealized appreciation (depreciation)(b)(c)	(601,965)	(1,919,999)	9,919,695	(16,212)	7,381,519
Purchases	—	—	—	—	—
Sales	—	—	—	—	—

Closing balance, as of June 30, 2023	$51,962,994	$1	$213,391,632	$— (d)	$265,354,627

Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2023	$(601,965)	$(1,919,999)	$9,919,695	$(16,212)	$7,381,519

(a)	Certain Level 3 investments were re-classified between Common Stocks and Preferred Stocks.
(b)	Included in the related net change in unrealized appreciation (depreciation) in the Consolidated Statements of Operations.
(c)
Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at June 30, 2023 is generally due to investments no longer held or categorized as Level 3 at period end.

(d)	Rounds to less than $1.
The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Valuation Committee (the “Valuation Committee”) to determine the value of certain of the Trust’s Level 3 financial instruments as of period end. The table does not include Level 3 financial instruments with values based upon unadjusted third-party pricing information in the amount of $1. A significant change in third party information could result in a significantly lower or higher value of such Level 3 financial instruments.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized	(a)	Weighted Average of Unobservable Inputs Based on Fair Value
Assets
Common Stocks	$51,962,994	Market	Revenue Multiple	1.80x - 28.00x		10.99x
			Volatility	70%		—
			Time to Exit	3.0 years		—
			Gross Profit Multiple	18.00x		—
		Income	Discount	11%		—

Preferred Stocks	213,391,632	Market	Revenue Multiple	1.80x ‑ 29.00x		15.21x
			Volatility	50% - 75%		65%
			Time to Exit	3.0 ‑ 5.0 years		4.1 years
			Market Adjustment Multiple	1.10x - 1.10x		1.10x
			Gross Profit Multiple	6.75x		—

	$265,354,626

(a)	A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.
See notes to financial statements.

116	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) June 30, 2023	BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI) (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Building Products — 5.6%
Johnson Controls International PLC(a)	167,509	$11,414,063
Kingspan Group PLC	99,765	6,640,739
Trane Technologies PLC(a)	56,900	10,882,694

		28,937,496

Chemicals — 4.1%
Air Liquide SA	45,218	8,109,175
LG Chem Ltd.	9,200	4,683,368
Linde PLC	21,328	8,134,281

		20,926,824

Commercial Services & Supplies(a) — 5.2%
Republic Services, Inc.	69,750	10,683,607
Waste Management, Inc.	94,200	16,336,164

		27,019,771

Construction & Engineering — 5.2%
Quanta Services, Inc.(a)	48,460	9,519,967
Vinci SA	148,150	17,214,351

		26,734,318

Electric Utilities — 30.5%
American Electric Power Co., Inc.(a)	155,650	13,105,730
Duke Energy Corp.(a)	118,418	10,626,831
EDP - Energias de Portugal SA	1,804,300	8,818,815
Enel SpA	3,587,775	24,190,298
Exelon Corp.(a)	312,408	12,727,502
FirstEnergy Corp.(a)	87,550	3,403,944
Iberdrola SA	893,763	11,671,476
Neoenergia SA	902,200	4,000,189
NextEra Energy, Inc.(a)(b)	552,380	40,986,596
Orsted A/S(c)	74,600	7,072,250
PG&E Corp.(a)(d)	655,400	11,325,312
SSE PLC	167,800	3,934,923
Xcel Energy, Inc.(a)	87,390	5,433,036

		157,296,902

Electrical Equipment — 5.6%
Eaton Corp. PLC(a)	27,240	5,477,964
Prysmian SpA	135,350	5,660,838
Schneider Electric SE	29,782	5,410,693
Sunrun, Inc.(d)(e)	132,650	2,369,129
Vestas Wind Systems A/S(d)	379,121	10,079,814

		28,998,438

Electronic Equipment, Instruments & Components — 1.6%
Rogers Corp.(d)	21,600	3,497,688
Samsung SDI Co. Ltd.	9,150	4,672,305

		8,169,993

Ground Transportation — 1.0%
Union Pacific Corp.(a)	25,800	5,279,196

Independent Power and Renewable Electricity Producers — 8.7%
AES Corp.(a)	229,590	4,759,402
China Longyuan Power Group Corp. Ltd., Class H	3,620,000	3,739,005
EDP Renovaveis SA	503,430	10,060,290
Orron Energy AB(d)	2,103,600	2,215,723
RWE AG	489,545	21,332,554
Sunnova Energy International, Inc.(d)(e)	140,150	2,566,147

		44,673,121

Machinery — 5.4%
Atlas Copco AB, B Shares	1,064,300	13,270,199

Security	Shares	Value

Machinery (continued)
Ingersoll Rand, Inc.(a)	144,050	$9,415,108
Spirax-Sarco Engineering PLC	37,650	4,962,423

		27,647,730

Multi-Utilities — 10.0%
CMS Energy Corp.(a)	130,410	7,661,588
Dominion Energy, Inc.(a)	176,898	9,161,547
National Grid PLC	564,774	7,487,977
Public Service Enterprise Group, Inc.(a)	200,142	12,530,891
Sempra Energy(a)(b)	100,350	14,609,956

		51,451,959

Oil, Gas & Consumable Fuels — 10.1%
Cheniere Energy, Inc.(a)	90,400	13,773,344
Enterprise Products Partners LP(a)	198,313	5,225,547
Kinder Morgan, Inc.(a)	615,200	10,593,744
TC Energy Corp.	159,550	6,448,241
Williams Cos., Inc.(a)(b)	481,655	15,716,403

		51,757,279

Semiconductors & Semiconductor Equipment — 5.5%
Analog Devices, Inc.(a)	28,224	5,498,317
ASML Holding NV	7,050	5,113,568
Canadian Solar, Inc.(a)(d)(e)	82,140	3,177,997
First Solar, Inc.(a)(d)	19,584	3,722,723
Infineon Technologies AG	132,850	5,471,059
STMicroelectronics NV	109,950	5,483,578

		28,467,242

Total Long-Term Investments — 98.5% (Cost: $356,356,062)		507,360,269

Short-Term Securities

Money Market Funds — 2.9%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 4.98%(f)(g)	12,129,346	12,129,346
SL Liquidity Series, LLC, Money Market Series, 5.28%(f)(g)(h)	2,504,624	2,504,624

Total Short-Term Securities — 2.9% (Cost: $14,633,993)		14,633,970

Total Investments Before Options Written — 101.4% (Cost: $370,990,055)		521,994,239

Options Written — (0.9)% (Premiums Received: $(4,020,391))		(4,647,061)

Total Investments, Net of Options Written — 100.5% (Cost: $366,969,664)		517,347,178

Liabilities in Excess of Other Assets — (0.5)%		(2,349,892)

Net Assets — 100.0%		$514,997,286

(a)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(b)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(c)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Non-income producing security.
(e)	All or a portion of this security is on loan.
(f)	Affiliate of the Trust.
(g)	Annualized 7-day yield as of period end.
(h)	All or a portion of this security was purchased with the cash collateral from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	117

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI)

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
Affiliates
Investments in issuers considered to be affiliate(s) of the Trust during the six months ended June 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/22	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/23	Shares Held at 06/30/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$11,042,199	$1,087,147	(a)	$—	$—	$—	$12,129,346	12,129,346	$304,175		$—
SL Liquidity Series, LLC, Money Market Series	225,179	2,278,780	(a)	—	810	(145)	2,504,624	2,504,624	6,757	(b)	—

					$810	$(145)	$14,633,970		$310,932		$—

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End
Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Analog Devices, Inc.	24	07/07/23	USD	185.00	USD	468	$(24,481)
Enterprise Products Partners LP	216	07/07/23	USD	26.00	USD	569	(8,748)
PG&E Corp.	271	07/07/23	USD	17.50	USD	468	(2,439)
Waste Management, Inc.	175	07/07/23	USD	160.00	USD	3,035	(238,000)
Analog Devices, Inc.	23	07/14/23	USD	180.00	USD	448	(35,305)
Cheniere Energy, Inc.	97	07/14/23	USD	150.00	USD	1,478	(38,800)
Enterprise Products Partners LP	369	07/14/23	USD	26.52	USD	972	(5,028)
Kinder Morgan, Inc.	768	07/14/23	USD	17.50	USD	1,322	(5,376)
PG&E Corp.	272	07/14/23	USD	17.50	USD	470	(5,576)
Williams Cos., Inc.	493	07/14/23	USD	31.00	USD	1,609	(83,810)
AES Corp.	570	07/21/23	USD	21.26	USD	1,182	(15,677)
American Electric Power Co., Inc.	509	07/21/23	USD	90.50	USD	4,286	(4,984)
Cheniere Energy, Inc.	144	07/21/23	USD	150.00	USD	2,194	(69,840)
CMS Energy Corp.	456	07/21/23	USD	61.56	USD	2,679	(7,019)
Dominion Energy, Inc.	310	07/21/23	USD	55.00	USD	1,605	(5,425)
Duke Energy Corp.	205	07/21/23	USD	100.00	USD	1,840	(1,025)
Duke Energy Corp.	219	07/21/23	USD	92.50	USD	1,965	(9,307)
Eaton Corp. PLC	46	07/21/23	USD	170.00	USD	925	(145,360)
Enterprise Products Partners LP	89	07/21/23	USD	26.00	USD	235	(4,717)
Enterprise Products Partners LP	198	07/21/23	USD	26.33	USD	522	(6,202)
Exelon Corp.	390	07/21/23	USD	44.00	USD	1,589	(3,900)
Exelon Corp.	457	07/21/23	USD	42.00	USD	1,862	(10,282)
FirstEnergy Corp.	150	07/21/23	USD	40.00	USD	583	(3,000)
FirstEnergy Corp.	156	07/21/23	USD	39.00	USD	607	(9,360)
Ingersoll Rand, Inc.	192	07/21/23	USD	58.80	USD	1,255	(129,492)
Johnson Controls International PLC	100	07/21/23	USD	65.00	USD	681	(35,500)
Kinder Morgan, Inc.	1,055	07/21/23	USD	17.00	USD	1,817	(45,365)
Linde PLC	39	07/21/23	USD	375.00	USD	1,486	(38,025)
NextEra Energy, Inc.	1,298	07/21/23	USD	77.50	USD	9,631	(38,940)
PG&E Corp.	272	07/21/23	USD	17.00	USD	470	(14,008)
Public Service Enterprise Group, Inc.	207	07/21/23	USD	64.85	USD	1,296	(6,394)
Quanta Services, Inc.	84	07/21/23	USD	180.00	USD	1,650	(146,580)
Sempra Energy	351	07/21/23	USD	150.00	USD	5,110	(16,672)
TC Energy Corp.	279	07/21/23	CAD	56.00	CAD	1,494	(1,895)
Trane Technologies PLC	139	07/21/23	USD	175.00	USD	2,659	(236,300)
Waste Management, Inc.	170	07/21/23	USD	170.00	USD	2,948	(79,050)

118	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Analog Devices, Inc.	51	07/28/23	USD	195.00	USD	994	$(26,775)
Cheniere Energy, Inc.	75	07/28/23	USD	155.00	USD	1,143	(20,625)
First Solar, Inc.	32	07/28/23	USD	205.00	USD	608	(15,200)
Johnson Controls International PLC	357	07/28/23	USD	65.05	USD	2,433	(136,578)
PG&E Corp.	1,478	07/28/23	USD	17.50	USD	2,554	(54,686)
Williams Cos., Inc.	478	07/28/23	USD	31.40	USD	1,560	(73,528)
Canadian Solar, Inc.	143	08/04/23	USD	40.00	USD	553	(21,092)
Union Pacific Corp.	89	08/04/23	USD	205.00	USD	1,821	(49,395)
Williams Cos., Inc.	670	08/04/23	USD	31.40	USD	2,186	(113,361)
Public Service Enterprise Group, Inc.	218	08/10/23	USD	61.75	USD	1,365	(46,344)
First Solar, Inc.	36	08/11/23	USD	200.00	USD	684	(28,710)
AES Corp.	330	08/18/23	USD	21.00	USD	684	(23,100)
American Electric Power Co., Inc.	66	08/18/23	USD	85.00	USD	556	(12,870)
Canadian Solar, Inc.	144	08/18/23	USD	41.00	USD	557	(25,200)
Dominion Energy, Inc.	309	08/18/23	USD	54.01	USD	1,600	(27,253)
Eaton Corp. PLC	50	08/18/23	USD	189.50	USD	1,006	(70,680)
Exelon Corp.	340	08/18/23	USD	40.46	USD	1,385	(38,796)
Ingersoll Rand, Inc.	310	08/18/23	USD	64.00	USD	2,026	(80,266)
Johnson Controls International PLC	129	08/18/23	USD	63.75	USD	879	(34,929)
Kinder Morgan, Inc.	339	08/18/23	USD	17.00	USD	584	(17,458)
Linde PLC	35	08/18/23	USD	378.00	USD	1,334	(46,761)
Public Service Enterprise Group, Inc.	275	08/18/23	USD	62.63	USD	1,722	(48,304)
Quanta Services, Inc.	85	08/18/23	USD	190.00	USD	1,670	(99,875)
Republic Services, Inc.	122	08/18/23	USD	150.00	USD	1,869	(70,760)
Republic Services, Inc.	122	08/18/23	USD	146.50	USD	1,869	(103,804)
TC Energy Corp.	279	08/18/23	CAD	56.00	CAD	1,494	(9,688)
Trane Technologies PLC	60	08/18/23	USD	186.00	USD	1,148	(60,248)
Xcel Energy, Inc.	153	08/18/23	USD	66.00	USD	951	(6,952)

							$(2,895,120)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Neoenergia SA	JPMorgan Chase Bank N.A.	157,900	07/06/23	BRL	16.27	BRL	3,352	$(154,185)
NextEra Energy, Inc.	JPMorgan Chase Bank N.A.	62,900	07/06/23	USD	78.35	USD	4,667	(543)
Atlas Copco AB, B Shares	Goldman Sachs International	282,000	07/11/23	SEK	139.18	SEK	37,922	(36,917)
EDP Renovaveis SA	Morgan Stanley & Co. International PLC	29,600	07/11/23	EUR	21.20	EUR	542	—
Enel SpA	Goldman Sachs International	668,700	07/11/23	EUR	6.26	EUR	4,132	(19,220)
Infineon Technologies AG	Barclays Bank PLC	19,200	07/11/23	EUR	36.13	EUR	725	(39,636)
Orron Energy AB	UBS AG	264,000	07/11/23	SEK	10.69	SEK	2,999	(20,863)
Orsted A/S	Goldman Sachs International	6,900	07/11/23	DKK	677.46	DKK	4,463	(1,585)
Schneider Electric SE	UBS AG	4,600	07/11/23	EUR	164.71	EUR	766	(17,167)
Vestas Wind Systems A/S	UBS AG	51,000	07/11/23	DKK	222.55	DKK	9,252	(24)
Neoenergia SA	Citibank N.A.	157,900	07/12/23	BRL	16.64	BRL	3,352	(143,206)
Prysmian SpA	Goldman Sachs International	22,800	07/12/23	EUR	35.96	EUR	874	(61,131)
Air Liquide SA	Goldman Sachs International	15,200	07/13/23	EUR	159.49	EUR	2,498	(86,845)
EDP Renovaveis SA	UBS AG	63,200	07/13/23	EUR	19.00	EUR	1,157	(4,765)
Enel SpA	Morgan Stanley & Co. International PLC	570,700	07/13/23	EUR	5.98	EUR	3,526	(134,046)
Iberdrola SA	Goldman Sachs International	107,700	07/13/23	EUR	11.52	EUR	1,289	(22,481)
Infineon Technologies AG	Barclays Bank PLC	6,200	07/13/23	EUR	36.76	EUR	234	(9,918)
National Grid PLC	Morgan Stanley & Co. International PLC	129,400	07/13/23	GBP	10.61	GBP	1,351	(4,675)
RWE AG	Morgan Stanley & Co. International PLC	133,700	07/13/23	EUR	39.89	EUR	5,339	(73,110)
Xcel Energy, Inc.	Citibank N.A.	15,200	07/17/23	USD	68.89	USD	945	(31)
STMicroelectronics NV	Morgan Stanley & Co. International PLC	43,300	07/18/23	EUR	42.64	EUR	1,979	(154,253)
EDP - Energias de Portugal SA	UBS AG	183,500	07/25/23	EUR	4.71	EUR	822	(3,392)
ASML Holding NV	Goldman Sachs International	2,400	08/01/23	EUR	701.02	EUR	1,595	(25,534)
EDP Renovaveis SA	Goldman Sachs International	83,400	08/02/23	EUR	19.81	EUR	1,527	(5,655)
Infineon Technologies AG	Citibank N.A.	21,100	08/02/23	EUR	40.03	EUR	796	(11,956)
Vestas Wind Systems A/S	UBS AG	81,700	08/02/23	DKK	210.13	DKK	14,822	(21,436)

S C H E D U L E O F I N V E S T M E N T S	119

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI)

 OTC Options Written  (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
China Longyuan Power Group Corp. Ltd., Class H	Morgan Stanley & Co. International PLC	670,000	08/03/23	HKD	8.23	HKD	5,423	$(31,172)
EDP - Energias de Portugal SA	Goldman Sachs International	243,700	08/03/23	EUR	4.51	EUR	1,092	(23,654)
Kingspan Group PLC	Goldman Sachs International	20,600	08/03/23	EUR	60.64	EUR	1,257	(41,315)
EDP - Energias de Portugal SA	Morgan Stanley & Co. International PLC	204,300	08/10/23	EUR	4.79	EUR	915	(4,494)
Iberdrola SA	Goldman Sachs International	205,000	08/10/23	EUR	12.18	EUR	2,453	(19,390)
Orron Energy AB	UBS AG	472,000	08/10/23	SEK	12.81	SEK	5,362	(18,191)
Schneider Electric SE	UBS AG	5,900	08/10/23	EUR	167.52	EUR	982	(31,029)
Atlas Copco AB, B Shares	UBS AG	90,600	08/11/23	SEK	140.80	SEK	12,184	(31,990)
LG Chem Ltd.	BNP Paribas SA	3,300	08/14/23	KRW	727,560.39	KRW	2,213,525	(29,178)
Samsung SDI Co. Ltd.	BNP Paribas SA	3,300	08/14/23	KRW	700,667.27	KRW	2,220,363	(33,533)
Orsted A/S	Barclays Bank PLC	19,200	08/15/23	DKK	643.32	DKK	12,420	(77,353)
RWE AG	UBS AG	37,700	08/15/23	EUR	40.74	EUR	1,506	(31,725)
Spirax-Sarco Engineering PLC	Morgan Stanley & Co. International PLC	13,200	08/15/23	GBP	103.66	GBP	1,370	(64,743)
China Longyuan Power Group Corp. Ltd., Class H	Societe Generale	597,000	08/16/23	HKD	8.80	HKD	4,832	(18,332)
Kingspan Group PLC	UBS AG	14,400	08/16/23	EUR	58.07	EUR	878	(63,249)
Prysmian SpA	Goldman Sachs International	24,500	08/16/23	EUR	37.25	EUR	939	(52,299)
Vinci SA	Goldman Sachs International	51,800	08/16/23	EUR	107.49	EUR	5,516	(127,720)

								$(1,751,941)

Balances Reported in the Statements of Assets and Liabilities for Options Written

Description	Swap Premiums Paid		Swap Premiums Received		Unrealized Appreciation	Unrealized Depreciation	Value
Options Written	$	N/A	$	N/A	$1,321,604	$(1,948,274)	$(4,647,061)
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Options written
Options written at value	$—	$—	$4,647,061	$—	$—	$—	$4,647,061

For the period ended June 30, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Options purchased(a)	$—	$—	$(2,511,082)	$—	$—	$—	$(2,511,082)
Options written	—	—	7,355,793	—	—	—	7,355,793

	$—	$—	$4,844,711	$—	$—	$—	$4,844,711

Net Change in Unrealized Appreciation (Depreciation) on:
Options written	$—	$—	$(2,148,041)	$—	$—	$—	$(2,148,041)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.

120	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts purchased	$—	(a)
Average value of option contracts written	$4,767,092

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.
For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Derivative Financial Instruments — Offsetting as of Period End
The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Options	$—	$4,647,061

Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	4,647,061

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(2,895,120)

Total derivative assets and liabilities subject to an MNA	$—	$1,751,941

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged (a)	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(b)
Barclays Bank PLC	$126,907	$—	$—	$—	$126,907
BNP Paribas SA	62,711	—	—	—	62,711
Citibank N.A.	155,193	—	—	—	155,193
Goldman Sachs International	523,746	—	(523,746)	—	—
JPMorgan Chase Bank N.A.	—	—	—	—	—
JPMorgan Chase Bank N.A.	154,728	—	—	—	154,728
Morgan Stanley & Co. International PLC	466,493	—	(466,493)	—	—
Societe Generale	18,332	—	—	—	18,332
UBS AG	243,831	—	(101,605)	—	142,226

	$1,751,941	$—	$(1,091,844)	$—	$660,097

(a)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(b)
Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Building Products	$22,296,757	$6,640,739	$—	$28,937,496
Chemicals	—	20,926,824	—	20,926,824
Commercial Services & Supplies	27,019,771	—	—	27,019,771
Construction & Engineering	9,519,967	17,214,351	—	26,734,318
Electric Utilities	101,609,140	55,687,762	—	157,296,902
Electrical Equipment	7,847,093	21,151,345	—	28,998,438
Electronic Equipment, Instruments & Components	3,497,688	4,672,305	—	8,169,993

S C H E D U L E O F I N V E S T M E N T S	121

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Common Stocks (continued)
Ground Transportation	$5,279,196	$—	$—	$5,279,196
Independent Power and Renewable Electricity Producers	7,325,549	37,347,572	—	44,673,121
Machinery	9,415,108	18,232,622	—	27,647,730
Multi-Utilities	43,963,982	7,487,977	—	51,451,959
Oil, Gas & Consumable Fuels	51,757,279	—	—	51,757,279
Semiconductors & Semiconductor Equipment	12,399,037	16,068,205	—	28,467,242
Short-Term Securities
Money Market Funds	12,129,346	—	—	12,129,346

	$314,059,913	$205,429,702	$—	519,489,615

Investments Valued at NAV(a)				2,504,624

				$521,994,239

Derivative Financial Instruments(b)
Liabilities
Equity Contracts	$(1,832,520)	$(2,814,541)	$—	$(4,647,061)

(a)	Certain investments of the Trust were fair valued using NAV as a practical expedient as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are options written. Options written are shown at value.
See notes to financial statements.

122	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities  (unaudited)
June 30, 2023

	BGR	CII	BDJ(a)	BOE

ASSETS
Investments, at value — unaffiliated(b)(c)	$376,970,659	$851,951,940	$1,621,096,079	$720,323,581
Investments, at value — affiliated(d)	5,580,127	13,210,741	54,579,536	7,220,667
Cash	—	78,854	618,995	—
Foreign currency, at value(e)	72,920	—	350	24
Receivables:
Investments sold	—	—	2,007,008	18,593,884
Options written	351,823	292,952	468,222	267,733
Securities lending income — affiliated	—	185	176	—
Dividends — unaffiliated	1,003,830	598,232	1,841,336	3,087,670
Dividends — affiliated	26,148	52,053	234,948	30,931
Deferred offering costs	—	—	183,545	—

Total assets	384,005,507	866,184,957	1,681,030,195	749,524,490

LIABILITIES
Bank overdraft	—	—	—	121,987
Collateral on securities loaned	—	36	—	—
Options written, at value(f)	2,556,321	17,316,604	24,895,659	7,357,120
Payables:
Investments purchased	—	—	4,943,264	18,180,386
Accounting services fees	7,138	6,688	13,969	8,304
Capital shares redeemed	—	—	—	244,425
Custodian fees	7,693	5,415	28,105	22,097
Income dividend distributions	104,091	239,245	360,396	134,236
Investment advisory fees	611,666	1,173,263	2,152,635	985,770
Offering costs	—	—	40,169	—
Trustees’ and Officer’s fees	388,227	222,722	906,967	619,214
Options written	183,102	399,610	660,151	422,366
Other accrued expenses	35,165	54,902	88,843	37,299
Professional fees	42,005	71,543	113,986	92,030
Transfer agent fees	27,601	33,841	71,515	37,694

Total liabilities	3,963,009	19,523,869	34,275,659	28,262,928

Commitments and contingent liabilities
NET ASSETS	$380,042,498	$846,661,088	$1,646,754,536	$721,261,562

NET ASSETS CONSIST OF
Paid-in capital(g)(h)(i)	$522,651,015	$561,558,505	$1,313,614,608	$691,062,562
Accumulated earnings (loss)	(142,608,517)	285,102,583	333,139,928	30,199,000

NET ASSETS	$380,042,498	$846,661,088	$1,646,754,536	$721,261,562

Net asset value(g)(h)(i)	$13.66	$19.18	$8.83	$11.59

(a) Consolidated Statement of Assets and Liabilities.
(b) Investments, at cost — unaffiliated	$265,831,324	$560,929,271	$1,384,197,244	$639,242,116
(c) Securities loaned, at value	$—	$35	$—	$—
(d) Investments, at cost — affiliated	$5,580,127	$13,210,741	$54,579,536	$7,220,667
(e) Foreign currency, at cost	$72,915	$—	$500	$29
(f) Premiums received	$2,918,083	$12,842,348	$19,373,563	$6,795,289
(g) Shares outstanding	27,827,910	44,132,101	186,494,195	62,231,328
(h) Shares authorized	Unlimited	200 million	Unlimited	Unlimited
(i) Par value	$0.001	$0.10	$0.001	$0.001
See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	123

Statements of Assets and Liabilities (unaudited) (continued)
June 30, 2023

	BGY	BMEZ	BME		BIGZ

ASSETS
Investments, at value — unaffiliated(a)(b)	$624,617,914	$2,015,497,800	$575,660,264		$2,142,798,067
Investments, at value — affiliated(c)	8,600,233	120,586,546	28,054,199		43,581,539
Cash	—	—	—		44,727
Cash pledged as collateral for OTC derivatives	404,000	36,000	—		—
Foreign currency, at value(d)	2,773	1,095	606		327
Receivables:
Investments sold	5,329,011	16,433,865	3,211,272	(e)	33,407
Options written	105,310	282,459	81,434		44,947
Securities lending income — affiliated	—	73,468	4,588		5,848
Dividends — unaffiliated	2,856,514	843,067	587,611		242,179
Dividends — affiliated	51,397	238,313	106,171		26,238
Unrealized appreciation on forward foreign currency exchange contracts	—	963,121	—		—
Deferred offering costs	—	—	76,536		—

Total assets	641,967,152	2,154,955,734	607,782,681		2,186,777,279

LIABILITIES
Bank overdraft	—	—	96,188		—
Collateral on securities loaned	—	38,936,758	2,539,395		20,797,076
Options written, at value(f)	5,767,908	19,267,653	6,153,073		15,626,686
Payables:
Investments purchased	1,548,838	28,135,758	357,904		11,568,041
Accounting services fees	6,688	92,858	3,461		96,429
Capital shares redeemed	228,679	1,211,990	—		—
Custodian fees	20,777	102,646	8,741		31,865
Deferred foreign capital gain tax	4,332	—	—		—
Income dividend distributions	160,242	2,405,897	170,169		2,278,542
Investment advisory fees	1,056,434	4,284,886	984,655		4,273,155
Trustees’ and Officer’s fees	515,415	166,734	24,402		136,660
Options written	59,643	220,943	86,620		—
Other accrued expenses	40,989	99,694	36,730		330,876
Professional fees	75,066	137,702	44,816		205,938
Proxy fees	—	336,238	—		1,925,064
Transfer agent fees	34,904	62,220	27,281		98,028
Unrealized depreciation on forward foreign currency exchange contracts	—	886,235	—		—

Total liabilities	9,519,915	96,348,212	10,533,435		57,368,360

Commitments and contingent liabilities
NET ASSETS	$632,447,237	$2,058,607,522	$597,249,246		$2,129,408,919

NET ASSETS CONSIST OF
Paid-in capital(g)(h)(i)	$569,568,227	$2,152,208,233	$427,832,253		$4,230,518,571
Accumulated earnings (loss)	62,879,010	(93,600,711)	169,416,993		(2,101,109,652)

NET ASSETS	$632,447,237	$2,058,607,522	$597,249,246		$2,129,408,919

Net asset value(g)(h)(i)	$6.24	$19.06	$42.83		$9.38

(a) Investments, at cost — unaffiliated	$537,755,495	$1,933,514,723	$389,745,046		$2,409,342,917
(b) Securities loaned, at value	$—	$38,179,428	$2,525,185		$20,635,627
(c) Investments, at cost — affiliated	$8,600,233	$120,199,643	$28,054,559		$43,582,102
(d) Foreign currency, at cost	$2,787	$1,090	$610		$324
(e) $866,058 is expected to be collected after 01/05/24.
(f) Premiums received	$6,096,040	$17,074,460	$4,910,324		$10,673,712
(g) Shares outstanding	101,375,400	108,030,011	13,943,973		226,909,123
(h) Shares authorized	Unlimited	Unlimited	Unlimited		Unlimited
(i) Par value	$0.001	$0.001	$0.001		$0.001
See notes to financial statements.

124	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities  (unaudited) (continued)
June 30, 2023

	BCX	BSTZ(a)	BST(a)	BUI

ASSETS
Investments, at value — unaffiliated(b)(c)	$879,580,702	$1,689,141,606	$1,175,385,910	$507,360,269
Investments, at value — affiliated(d)	42,597,272	6,000,163	2,933,367	14,633,970
Cash	64,297	125	28,769	—
Cash pledged as collateral for OTC derivatives	—	980,000	400,000	—
Foreign currency, at value(e)	50,418	1,671	2,124	—
Receivables:
Investments sold	6,387,022	3,326,093	5,319,863	—
Options written	446,216	65,354	110,273	—
Securities lending income — affiliated	1,925	1,625	1,196	770
Capital shares sold	—	—	1,536,058	—
Dividends — unaffiliated	2,132,508	1,201,580	127,268	1,107,904
Dividends — affiliated	165,945	19,542	4,193	54,044
Deferred offering costs	—	—	195,238	101,917

Total assets	931,426,305	1,700,737,759	1,186,044,259	523,258,874

LIABILITIES
Bank overdraft	—	—	—	9,339
Collateral on securities loaned	7,295,540	2,592,613	2,572,576	2,503,830
Options written, at value(f)	5,496,164	32,484,997	19,101,911	4,647,061
Payables:
Investments purchased	4,845,418	3,400,010	1,141,084	—
Accounting services fees	9,552	79,162	7,914	7,914
Capital shares redeemed	553,530	738,534	—	—
Custodian fees	12,875	66,845	23,777	15,167
Deferred capital gain tax	—	1,703,021	—	—
Income dividend distributions	160,684	1,957,192	—	32,429
Investment advisory fees	1,518,608	3,315,023	1,842,774	851,316
Offering costs	—	—	125,910	—
Trustees’ and Officer’s fees	240,376	163,207	859	292
Options written	207,254	—	21,411	—
Other accrued expenses	146,928	172,984	124,428	131,606
Professional fees	95,792	293,780	99,913	36,646
Transfer agent fees	50,870	65,597	60,930	25,988

Total liabilities	20,633,591	47,032,965	25,123,487	8,261,588

Commitments and contingent liabilities
NET ASSETS	$910,792,714	$1,653,704,794	$1,160,920,772	$514,997,286

NET ASSETS CONSIST OF
Paid-in capital(g)(h)(i)	$1,060,084,926	$1,352,097,543	$822,271,047	$386,968,032
Accumulated earnings (loss)	(149,292,212)	301,607,251	338,649,725	128,029,254

NET ASSETS	$910,792,714	$1,653,704,794	$1,160,920,772	$514,997,286

Net asset value(g)(h)(i)	$10.61	$21.50	$34.14	$22.96

(a) Consolidated Statement of Assets and Liabilities.
(b) Investments, at cost — unaffiliated	$763,798,215	$1,204,587,576	$739,748,696	$356,356,062
(c) Securities loaned, at value	$7,265,282	$2,587,371	$2,534,680	$2,513,264
(d) Investments, at cost — affiliated	$42,597,889	$6,000,142	$2,933,194	$14,633,993
(e) Foreign currency, at cost	$50,418	$1,667	$2,228	$—
(f) Premiums received	$7,646,569	$16,740,064	$12,549,700	$4,020,391
(g) Shares outstanding	85,858,746	76,915,834	34,003,298	22,426,304
(h) Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited
(i) Par value	$0.001	$0.001	$0.001	$0.001
See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	125

Statements of Operations (unaudited)
Six Months Ended June 30, 2023

	BGR	CII	BDJ(a)	BOE

INVESTMENT INCOME
Dividends — unaffiliated	$7,972,248	$5,135,481	$22,276,272	$13,025,511
Dividends — affiliated	154,603	275,672	1,609,010	227,151
Securities lending income — affiliated — net	—	5,638	669	2,629
Foreign taxes withheld	(395,535)	(206,030)	(497,815)	(949,374)

Total investment income	7,731,316	5,210,761	23,388,136	12,305,917

EXPENSES
Investment advisory	2,304,590	3,418,010	6,477,962	3,542,495
Transfer agent	34,200	42,608	83,465	47,944
Professional	31,628	31,677	29,502	40,806
Trustees and Officer	29,138	28,754	95,554	44,111
Accounting services	21,838	25,107	47,405	30,046
Custodian	21,563	15,390	64,292	54,123
Registration	4,918	7,479	31,274	10,818
Printing and postage	4,170	1,091	1,425	4,509
Miscellaneous	22,015	25,904	76,315	51,835

Total expenses	2,474,060	3,596,020	6,907,194	3,826,687
Less:
Fees waived and/or reimbursed by the Manager	(424,975)	(4,353)	(25,644)	(623,534)

Total expenses after fees waived and/or reimbursed	2,049,085	3,591,667	6,881,550	3,203,153

Net investment income	5,682,231	1,619,094	16,506,586	9,102,764

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	7,344,860	15,670,075	49,788,460	2,532,070
Investments — affiliated	—	(514)	(232)	1,183
Foreign currency transactions	6,581	—	35,951	53,088
Options written	10,781,255	(9,665,066)	4,987,132	6,365,169

	18,132,696	6,004,495	54,811,311	8,951,510

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(26,803,427)	100,591,585	21,435,577	47,384,704
Foreign currency translations	1,904	—	(144)	11,837
Options written	(2,063,487)	(9,874,294)	(13,463,460)	(3,947,548)

	(28,865,010)	90,717,291	7,971,973	43,448,993

Net realized and unrealized gain (loss)	(10,732,314)	96,721,786	62,783,284	52,400,503

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(5,050,083)	$98,340,880	$79,289,870	$61,503,267

(a)	Consolidated Statement of Operations.
See notes to financial statements.

126	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations (unaudited) (continued)
Six Months Ended June 30, 2023

	BGY	BMEZ	BME	BIGZ

INVESTMENT INCOME
Dividends — unaffiliated	$11,803,041	$3,210,565	$3,695,294	$2,497,916
Dividends — affiliated	242,490	1,083,366	571,208	254,336
Securities lending income — affiliated — net	—	354,806	20,778	38,615
Foreign taxes withheld	(1,241,131)	(189,015)	(29,580)	(103,356)

Total investment income	10,804,400	4,459,722	4,257,700	2,687,511

EXPENSES
Investment advisory	3,121,413	12,726,811	2,919,113	12,893,415
Custodian	66,370	60,528	23,591	35,088
Professional	51,724	54,936	46,893	98,309
Transfer agent	44,594	72,990	36,917	107,482
Trustees and Officer	33,414	59,527	17,026	57,562
Accounting services	25,107	106,747	15,173	106,033
Registration	17,616	19,347	3,384	41,576
Printing and postage	4,865	847	3,922	2,685
Proxy	—	339,023	—	1,955,280
Miscellaneous	51,022	97,108	26,932	378,963

Total expenses	3,416,125	13,537,864	3,092,951	15,676,393
Less:
Fees waived and/or reimbursed by the Manager	(3,762)	(17,262)	(8,990)	(4,023)

Total expenses after fees waived and/or reimbursed	3,412,363	13,520,602	3,083,961	15,672,370

Net investment income (loss)	7,392,037	(9,060,880)	1,173,739	(12,984,859)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	16,415,062 (a)	(14,994,932)	7,647,313	(211,505,456)
Investments — affiliated	—	3,681	1,229	(4,346)
Forward foreign currency exchange contracts	—	1,506,894	—	—
Foreign currency transactions	164,635	(202,000)	(6,236)	9,819
Options written	10,247,181	10,910,202	4,698,971	1,213,830

	26,826,878	(2,776,155)	12,341,277	(210,286,153)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	33,878,445 (b)	143,002,051	1,215,104	452,889,940
Investments — affiliated	—	536,386	(625)	(563)
Forward foreign currency exchange contracts	—	(4,887,669)	—	—
Foreign currency translations	12,090	13,134	2,680	(5,297)
Options written	(978,314)	(4,568,856)	(3,421,738)	(10,524,710)

	32,912,221	134,095,046	(2,204,579)	442,359,370

Net realized and unrealized gain	59,739,099	131,318,891	10,136,698	232,073,217

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$67,131,136	$122,258,011	$11,310,437	$219,088,358

(a) Net of foreign capital gain tax and capital gain tax refund, if applicable of	$1,918	$—	$—	$—

(b) Net of reduction in deferred foreign capital gain tax of	$68,395	$—	$—	$—
See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	127

Statements of Operations (unaudited) (continued)
Six Months Ended June 30, 2023

	BCX	BSTZ(a)	BST(a)	BUI

INVESTMENT INCOME
Dividends — unaffiliated	$18,971,153	$3,483,653	$2,140,945	$7,956,228
Dividends — affiliated	704,650	221,875	161,025	304,176
Securities lending income — affiliated — net	11,156	32,129	8,500	6,756
Foreign taxes withheld	(995,151)	(421,174)	(83,205)	(461,073)

Total investment income	18,691,808	3,316,483	2,227,265	7,806,087

EXPENSES
Investment advisory	4,743,463	9,800,290	5,248,932	2,521,855
Transfer agent	61,953	77,261	74,167	35,458
Custodian	48,312	83,091	61,475	35,322
Trustees and Officer	36,937	47,124	26,834	13,724
Professional	35,056	53,931	54,755	35,807
Accounting services	29,275	85,490	24,305	24,305
Registration	14,921	14,111	5,815	9,524
Printing and postage	4,319	4,023	4,121	4,018
Miscellaneous	55,896	380,892	255,990	47,530

Total expenses	5,030,132	10,546,213	5,756,394	2,727,543
Less:
Fees waived and/or reimbursed by the Manager	(10,865)	(3,534)	(2,612)	(4,778)

Total expenses after fees waived and/or reimbursed	5,019,267	10,542,679	5,753,782	2,722,765

Net investment income (loss)	13,672,541	(7,226,196)	(3,526,517)	5,083,322

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	4,692,520	(33,134,872)	7,717,881	8,009,466
Investments — affiliated	2,968	7,686	595	810
Foreign currency transactions	(9,193)	(260,677)	(45,216)	40,314
Options written	20,987,215	(10,876,120)	(27,510,651)	7,355,793
Payment by affiliate	—	127,092	—	—

	25,673,510	(44,136,891)	(19,837,391)	15,406,383

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(67,428,508)	305,904,026 (b)	255,357,301 (b)	11,000,594
Investments — affiliated	(617)	21	93	(145)
Foreign currency translations	10,699	6,820	(240)	22,696
Options written	(1,324,185)	(25,448,128)	(13,957,447)	(2,148,041)

	(68,742,611)	280,462,739	241,399,707	8,875,104

Net realized and unrealized gain (loss)	(43,069,101)	236,325,848	221,562,316	24,281,487

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(29,396,560)	$229,099,652	$218,035,799	$29,364,809

(a) Consolidated Statement of Operations.

(b) Net of reduction in deferred capital gain tax of	$—	$1,756,279	$113,475	$—
See notes to financial statements.

128	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	BGR			CII

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22	Six Months Ended 06/30/23 (unaudited)	Year Ended 12/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$5,682,231		$12,071,039	$1,619,094	$2,696,846
Net realized gain	18,132,696		34,809,940	6,004,495	100,213,617
Net change in unrealized appreciation (depreciation)	(28,865,010)		66,906,553	90,717,291	(211,028,139)

Net increase (decrease) in net assets resulting from operations	(5,050,083)		113,787,532	98,340,880	(108,117,676)

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income	(10,606,571	)(b)	(11,890,970)	(26,346,864)	(92,693,757)
Return of capital	—		(4,610,793)	—	—

Decrease in net assets resulting from distributions to shareholders	(10,606,571)		(16,501,763)	(26,346,864)	(92,693,757)

CAPITAL SHARE TRANSACTIONS
Redemption of shares resulting from share repurchase program (including transaction costs)	(2,793,432)		(12,296,655)	—	—

NET ASSETS
Total increase (decrease) in net assets	(18,450,086)		84,989,114	71,994,016	(200,811,433)
Beginning of period	398,492,584		313,503,470	774,667,072	975,478,505

End of period	$380,042,498		$398,492,584	$846,661,088	$774,667,072

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.
See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	129

Statements of Changes in Net Assets (continued)

	BDJ(a)		BOE

	Six Months Ended		Six Months Ended

	06/30/23	Year Ended	06/30/23		Year Ended
	(unaudited)	12/31/22	(unaudited	)	12/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$16,506,586	$30,038,016	$9,102,764		$12,760,469
Net realized gain	54,811,311	147,475,079	8,951,510		15,653,551
Net change in unrealized appreciation (depreciation)	7,971,973	(250,207,024)	43,448,993		(137,096,032)

Net increase (decrease) in net assets resulting from operations	79,289,870	(72,693,929)	61,503,267		(108,682,012)

DISTRIBUTIONS TO SHAREHOLDERS(b)
From net investment income and net realized gain	(62,879,687)	(204,152,869)	(23,663,713	)(c)	(38,142,002)
Return of capital	—	—	—		(9,962,064)

Decrease in net assets resulting from distributions to shareholders	(62,879,687)	(204,152,869)	(23,663,713)		(48,104,066)

CAPITAL SHARE TRANSACTIONS
Reinvestment of distributions	702,786	3,650,249	—		—
Redemption of shares resulting from share repurchase program (including transaction costs)	—	—	(5,041,877)		(12,470,648)

Net increase (decrease) in net assets derived from capital share transactions	702,786	3,650,249	(5,041,877)		(12,470,648)

NET ASSETS
Total increase (decrease) in net assets	17,112,969	(273,196,549)	32,797,677		(169,256,726)
Beginning of period	1,629,641,567	1,902,838,116	688,463,885		857,720,611

End of period	$1,646,754,536	$1,629,641,567	$721,261,562		$688,463,885

(a)	Consolidated Statement of Changes in Net Assets.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.
See notes to financial statements.

130	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	BGY			BMEZ

	Six Months Ended			Six Months Ended

	06/30/23		Year Ended	06/30/23		Year Ended

	(unaudited)		12/31/22	(unaudited)		12/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$7,392,037		$10,518,833	$(9,060,880)		$(20,420,947)
Net realized gain	26,826,878		14,980,788	(2,776,155)		(26,244,107)
Net change in unrealized appreciation (depreciation)	32,912,221		(92,154,694)	134,095,046		(636,053,199)

Net increase in net assets resulting from operations	67,131,136		(66,655,073)	122,258,011		(682,718,253)

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income and net realized gain	(20,711,473	)(b)	(20,170,266)	(94,535,074	)(b)	(183,050,144)
Return of capital	—		(21,930,456)	—		(11,869,565)

Decrease in net assets resulting from distributions to shareholders		(20,711,473)	(42,100,722)	(94,535,074)		(194,919,709)

CAPITAL SHARE TRANSACTIONS
Redemption of shares resulting from share repurchase program (including transaction costs)		(7,443,801)	(7,282,700)	(25,534,135)		(47,829,587)

NET ASSETS
Total increase in net assets	38,975,862		(116,038,495)	2,188,802		(925,467,549)
Beginning of period	593,471,375		709,509,870	2,056,418,720		2,981,886,269

End of period	$632,447,237		$593,471,375	$2,058,607,522		$2,056,418,720

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b) A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.
See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	131

Statements of Changes in Net Assets (continued)

	BME			BIGZ
	Six Months Ended			Six Months Ended
	06/30/23		Year Ended	06/30/23		Year Ended
	(unaudited)		12/31/22	(unaudited)		12/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,173,739		$1,539,556	$(12,984,859)		$(31,271,483)
Net realized gain	12,341,277		13,676,395	(210,286,153)		(1,316,372,963)
Net change in unrealized appreciation (depreciation)	(2,204,579)		(41,687,030)	442,359,370		(308,670,678)

Net increase in net assets resulting from operations	11,310,437		(26,471,079)	219,088,358		(1,656,315,124)

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income and net realized gain	(17,790,290	)(b)	(32,998,527)	(95,613,895	)(b)	—
Return of capital	—		(1,403,564)	—		(233,929,900)

Decrease in net assets resulting from distributions to shareholders	(17,790,290)		(34,402,091)	(95,613,895)		(233,929,900)

CAPITAL SHARE TRANSACTIONS
Net proceeds from the issuance of shares	3,020,683		33,618,939	—		—
Reinvestment of distributions	511,503		1,676,333	—		—
Redemption of shares resulting from share repurchase program (including transaction costs)	—		—	(20,553,458)		(64,919,571)

Net increase in net assets derived from capital share transactions	3,532,186		35,295,272	(20,553,458)		(64,919,571)

NET ASSETS
Total increase in net assets	(2,947,667)		(25,577,898)	102,921,005		(1,955,164,595)
Beginning of period	600,196,913		625,774,811	2,026,487,914		3,981,652,509

End of period	$597,249,246		$600,196,913	$2,129,408,919		$2,026,487,914

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.
See notes to financial statements.

132	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	BCX			BSTZ(a)
	Six Months Ended			Six Months Ended
	06/30/23		Year Ended	06/30/23		Year Ended
	(unaudited)		12/31/22	(unaudited)		12/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$13,672,541		$26,122,375	$(7,226,196)		$(23,377,483)
Net realized gain	25,673,510		164,961,884	(44,136,891)		116,813,048
Net change in unrealized appreciation (depreciation)	(68,742,611)		(53,573,504)	280,462,739		(1,429,494,278)

Net increase in net assets resulting from operations	(29,396,560)		137,510,755	229,099,652		(1,336,058,713)

DISTRIBUTIONS TO SHAREHOLDERS(b)
From net investment income and net realized gain	(26,971,653	)(c)	(26,024,883)	(79,787,564	)(c)	(70,402,537)
Return of capital	—		(22,531,891)	—		(110,549,120)

Decrease in net assets resulting from distributions to shareholders	(26,971,653)		(48,556,774)	(79,787,564)		(180,951,657)

CAPITAL SHARE TRANSACTIONS
Redemption of shares resulting from share repurchase program (including transaction costs)	(16,020,113)		(7,554,830)	(20,264,931)		(7,293,625)

NET ASSETS
Total increase in net assets	(72,388,326)		81,399,151	129,047,157		(1,524,303,995)
Beginning of period	983,181,040		901,781,889	1,524,657,637		3,048,961,632

End of period	$910,792,714		$983,181,040	$1,653,704,794		$1,524,657,637

(a)	Consolidated Statement of Changes in Net Assets.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.
See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	133

Statements of Changes in Net Assets (continued)

	BST(a)			BUI
	Six Months Ended			Six Months Ended
	06/30/23		Year Ended	06/30/23	Year Ended
	(unaudited)		12/31/22	(unaudited )	12/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$(3,526,517)		$(9,272,089)	$5,083,322	$7,295,744
Net realized gain	(19,837,391)		51,379,805	15,406,383	7,425,254
Net change in unrealized appreciation (depreciation)	241,399,707		(696,878,029)	8,875,104	(59,248,817)

Net increase in net assets resulting from operations	218,035,799		(654,770,313)	29,364,809	(44,527,819)

DISTRIBUTIONS TO SHAREHOLDERS(b)
From net investment income and net realized gain	(50,340,460	)(c)	(69,684,200)	(16,221,897)	(18,983,124)
Return of capital	—		(27,306,002)	—	(13,135,583)

Decrease in net assets resulting from distributions to shareholders	(50,340,460)		(96,990,202)	(16,221,897)	(32,118,707)

CAPITAL SHARE TRANSACTIONS
Net proceeds from the issuance of shares	28,980,927		28,525,537	2,884,055	14,467,890
Reinvestment of distributions	3,541,305		2,771,741	577,353	766,909

Net increase in net assets derived from capital share transactions	32,522,232		31,297,278	3,461,408	15,234,799

NET ASSETS
Total increase in net assets	200,217,571		(720,463,237)	16,604,320	(61,411,727)
Beginning of period	960,703,201		1,681,166,438	498,392,966	559,804,693

End of period	$1,160,920,772		$960,703,201	$514,997,286	$498,392,966

(a)	Consolidated Statement of Changes in Net Assets.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.
See notes to financial statements.

134	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Cash Flows (unaudited)
Six Months Ended June 30, 2023

	BGR	CII	BDJ	BOE

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase (decrease) in net assets resulting from operations	$(5,050,083)	$98,340,880	$79,289,870	$61,503,267
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments	74,992,878	157,003,741	401,294,041	197,423,412
Purchases of long-term investments	(77,631,130)	(122,543,650)	(381,054,163)	(186,972,173)
Net proceeds from sales (purchases) of short-term securities	2,115,348	1,449,901	21,462,669	(575,732)
Premiums paid on closing options written	(6,030,822)	(62,027,870)	(78,834,704)	(22,823,200)
Premiums received from options written	14,660,411	52,247,149	82,073,435	28,471,419
Net realized gain on investments and options written	(18,125,343)	(5,992,588)	(54,732,505)	(8,874,938)
Net unrealized (appreciation) depreciation on investments, options written and foreign currency translations	28,866,914	(90,717,291)	(7,972,117)	(43,437,156)
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	(2,297)	34,480	87,806	(4,232)
Dividends — unaffiliated	(283,214)	(41,410)	528,495	(1,406,646)
Securities lending income — affiliated	—	(185)	(176)	—
Deferred offering costs	—	—	(183,545)	—
Increase (Decrease) in Liabilities
Collateral on securities loaned	—	36	—	—
Payables
Accounting services fees	(7,548)	(8,970)	(16,709)	(10,705)
Custodian fees	(8,348)	(2,539)	(24,582)	(19,012)
Investment advisory fees	283,901	594,719	1,018,430	497,661
Trustees’ and Officer’s fees	(18,548)	(5,713)	(4,000)	(27,612)
Other accrued expenses	6,685	3,563	48,121	8,492
Professional fees	(28,787)	(30,870)	(58,601)	(39,471)
Transfer agent fees	5,085	6,652	11,090	6,459
Other liabilities	—	—	(666,808)	—

Net cash provided by operating activities	13,745,102	28,310,035	62,266,047	23,719,833

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to shareholders	(10,594,053)	(28,206,943)	(61,816,505)	(23,665,342)
Payments for offering costs	—	—	40,169	—
Net payments on redemption of capital shares including change in redemptions payable	(3,053,269)	—	—	(5,129,851)
Increase (decrease) in bank overdraft	(83,281)	(24,238)	—	121,987

Net cash used for financing activities	(13,730,603)	(28,231,181)	(61,776,336)	(28,673,206)

CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	(4)	—	(19)	(155)

CASH AND FOREIGN CURRENCY
Net increase (decrease) in restricted and unrestricted cash and foreign currency	14,495	78,854	489,692	(4,953,528)
Restricted and unrestricted cash and foreign currency at beginning of period	58,425	—	129,653	4,953,552

Restricted and unrestricted cash and foreign currency at end of period	$72,920	$78,854	$619,345	$24

NON-CASH FINANCING ACTIVITIES
Reinvestment of distributions	$—	$—	$702,786	$—

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE END OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$—	$78,854	$618,995	$—
Foreign currency at value	72,920	—	350	24

	$72,920	$78,854	$619,345	$24

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	135

Statements of Cash Flows (unaudited) (continued)
Six Months Ended June 30, 2023

	BGY	BMEZ	BME	BIGZ

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$67,131,136	$122,258,011	$11,310,437	$219,088,358
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments	180,371,258	592,584,440	127,546,373	499,748,974
Purchases of long-term investments	(172,426,499)	(493,425,801)	(115,885,086)	(369,813,331)
Net purchases of short-term securities	(2,977,912)	(20,398,213)	(4,182,299)	(22,623,220)
Premiums paid on closing options written	(12,561,917)	(59,616,696)	(18,700,573)	(37,128,294)
Premiums received from options written	23,076,227	66,945,476	21,840,501	37,092,362
Net realized (gain) loss on investments and options written	(26,653,193)	8,655,540	(12,344,703)	210,296,050
Net unrealized (appreciation) depreciation on investments, options written and foreign currency translations	(32,831,736)	(134,081,912)	2,207,259	(442,364,666)
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	(35,525)	(65,158)	(34,120)	(8,677)
Dividends — unaffiliated	(1,569,133)	(47,744)	(63,321)	(34,182)
Securities lending income — affiliated	—	(31,642)	(132)	1,740
Deferred offering costs	—	—	1,638	—
Increase (Decrease) in Liabilities
Collateral on securities loaned	—	37,106,764	1,863,500	20,612,476
Payables
Accounting services fees	(8,970)	17,720	(5,553)	16,829
Custodian fees	(22,144)	(15,700)	(8,000)	3,753
Deferred foreign capital gain tax	(68,395)	—	—	—
Investment advisory fees	548,025	2,073,943	473,307	2,064,720
Trustees’ and Officer’s fees	(32,695)	24,093	1,065	24,642
Other accrued expenses	12,124	240,621	(1,809)	1,921,240
Professional fees	(29,020)	(29,171)	(30,859)	740
Transfer agent fees	7,062	9,695	5,062	19,240

Net cash provided by operating activities	21,928,693	122,204,266	13,992,687	118,918,754

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to shareholders	(20,713,879)	(94,666,536)	(17,108,618)	(95,733,591)
Payments for offering costs	—	—	(497)	—
Net payments on redemption of capital shares including change in redemptions payable	(7,215,122)	(27,441,442)	—	(23,140,455)
Increase (decrease) in bank overdraft	—	(95,313)	93,268	—
Proceeds from issuance of capital shares	—	—	3,020,683	—

Net cash used for financing activities	(27,929,001)	(122,203,291)	(13,995,164)	(118,874,046)

CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	(1,815)	5	(35)	11

CASH AND FOREIGN CURRENCY
Net increase (decrease) in restricted and unrestricted cash and foreign currency	(6,002,123)	980	(2,512)	44,719
Restricted and unrestricted cash and foreign currency at beginning of period	6,408,896	36,115	3,118	335

Restricted and unrestricted cash and foreign currency at end of period	$406,773	$37,095	$606	$45,054

NON-CASH FINANCING ACTIVITIES
Reinvestment of distributions	$—	$—	$511,503	$—

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE END OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$—	$—	$—	$44,727
Cash pledged
Collateral — OTC derivatives	404,000	36,000	—	—
Foreign currency at value	2,773	1,095	606	327

	$406,773	$37,095	$606	$45,054

See notes to financial statements.

136	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Cash Flows (unaudited) (continued)
Six Months Ended June 30, 2023

	BCX	BSTZ	BST	BUI

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase (decrease) in net assets resulting from operations	$(29,396,560)	$229,099,652	$218,035,799	$29,364,809
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments	179,903,562	440,553,865	209,447,723	75,952,652
Purchases of long-term investments	(152,715,617)	(345,391,538)	(168,497,320)	(74,411,625)
Net proceeds from sales (purchases) of short-term securities	(23,190,818)	14,690,905	3,671,847	(3,365,927)
Premiums paid on closing options written	(17,477,287)	(80,333,905)	(79,489,390)	(9,371,170)
Premiums received from options written	35,798,683	67,882,732	52,814,221	16,154,646
Net realized (gain) loss on investments and options written	(25,670,034)	44,519,071	19,927,729	(15,366,023)
Net unrealized (appreciation) depreciation on investments, options written and foreign currency translations	68,742,611	(278,699,571)	(240,917,450)	(8,852,408)
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	(88,201)	38,971	29,669	(15,289)
Dividends — unaffiliated	(530,534)	(955,652)	246,448	(101,325)
Securities lending income — affiliated	(1,925)	(1,625)	78	1,362
Other assets	—	680,607	—	—
Deferred offering costs	—	—	10,137	1,420
Increase (Decrease) in Liabilities
Collateral on securities loaned	7,295,540	2,592,613	1,747,720	2,278,779
Payables
Accounting services fees	(10,133)	11,456	(8,419)	(8,419)
Custodian fees	(13,437)	4,341	(13,674)	(11,020)
Deferred capital gain tax	—	(1,756,279)	(113,475)	—
Investment advisory fees	680,923	1,632,936	996,843	423,106
Trustees’ and Officer’s fees	(12,643)	17,658	(2,127)	(154)
Other accrued expenses	27,589	(10,367)	(26,025)	21,117
Professional fees	(37,412)	(81,577)	(75,284)	(26,352)
Transfer agent fees	8,505	10,925	13,802	4,523

Net cash provided by operating activities	43,312,812	94,505,218	17,798,852	12,672,702

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to shareholders	(26,978,948)	(80,155,346)	(47,374,981)	(15,762,439)
Payments for offering costs	—	—	(4,000)	—
Net payments on redemption of capital shares including change in redemptions payable	(16,170,958)	(21,466,837)	—	—
Increase (decrease) in bank overdraft	(117,583)	—	(88,084)	9,339
Proceeds from issuance of capital shares	—	—	27,444,869	2,884,055

Net cash used for financing activities	(43,267,489)	(101,622,183)	(20,022,196)	(12,869,045)

CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	(11)	(68)	(941)	—

CASH AND FOREIGN CURRENCY
Net increase (decrease) in restricted and unrestricted cash and foreign currency	45,312	(7,117,033)	(2,224,285)	(196,343)
Restricted and unrestricted cash and foreign currency at beginning of period	69,403	8,098,829	2,655,178	196,343

Restricted and unrestricted cash and foreign currency at end of period	$114,715	$981,796	$430,893	$—

NON-CASH FINANCING ACTIVITIES
Reinvestment of distributions	$—	$—	$3,541,305	$577,353

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE END OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$64,297	$125	$28,769	$—
Cash pledged
Collateral — OTC derivatives	—	980,000	400,000	—
Foreign currency at value	50,418	1,671	2,124	—

	$114,715	$981,796	$430,893	$—

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	137

Financial Highlights
(For a share outstanding throughout each period)

				BGR
	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22	Year Ended 12/31/21		Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18

Net asset value, beginning of period	$14.21		$10.77	$8.17		$12.57	$11.98	$15.79

Net investment income(a)	0.20		0.42	0.28		0.32	0.34	0.28
Net realized and unrealized gain (loss)		(0.37)	3.60	2.77		(4.06)	1.18	(3.16)

Net increase (decrease) from investment operations		(0.17)	4.02	3.05		(3.74)	1.52	(2.88)

Distributions(b)
From net investment income	(0.38	)(c)	(0.42)	(0.28)		(0.32)	(0.34)	(0.27)
Return of capital	—		(0.16)	(0.17)		(0.34)	(0.59)	(0.66)

Total distributions		(0.38)	(0.58)	(0.45)		(0.66)	(0.93)	(0.93)

Net asset value, end of period	$13.66		$14.21	$10.77		$8.17	$12.57	$11.98

Market price, end of period	$12.04		$12.53	$9.48		$7.10	$11.88	$10.45

Total Return(d)
Based on net asset value	(0.87	)%(e)	38.51%	38.36	%(f)	(29.03)%	13.74%	(18.84)%

Based on market price	(0.92	)%(e)	38.76%	40.14%		(34.74)%	23.23%	(21.16)%

Ratios to Average Net Assets(g)
Total expenses	1.29	%(h)	1.26%	1.33%		1.37%	1.35%	1.29%

Total expenses after fees waived and/or reimbursed	1.07	%(h)	1.04%	1.11%		1.15%	1.16%	1.14%

Net investment income	2.96	%(h)	3.21%	2.88%		3.77%	2.67%	1.87%

Supplemental Data
Net assets, end of period (000)	$380,042		$398,493	$313,503		$237,868	$374,896	$357,391

Portfolio turnover rate		20%	76%	61%		62%	24%	32%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.
(d)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Not annualized.
(f)	Includes payment from an affiliate, which had no impact on the Trust’s total return.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
See notes to financial statements.

138	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)
(For a share outstanding throughout each period)

	CII

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18

Net asset value, beginning of period	$17.55		$22.10	$19.12	$17.96	$15.28	$17.19

Net investment income(a)	0.04		0.06	0.04	0.13	0.18	0.17
Net realized and unrealized gain (loss)	2.19		(2.51)	4.04	2.08	3.50		(1.09)

Net increase (decrease) from investment operations	2.23		(2.45)	4.08	2.21	3.68		(0.92)

Distributions(b)
From net investment income		(0.60)	(0.04)	(0.04)	(0.13)	(0.19)	(0.17	)(c)
From net realized gain	—		(2.06)	(1.06)	(0.92)	(0.44)	(0.28	)(c)
Return of capital	—		—	—	—	(0.37)		(0.54)

Total distributions		(0.60)	(2.10)	(1.10)	(1.05)	(1.00)		(0.99)

Net asset value, end of period	$19.18		$17.55	$22.10	$19.12	$17.96	$15.28

Market price, end of period	$18.51		$17.12	$22.12	$17.40	$17.25	$14.08

Total Return(d)
Based on net asset value	12.93	%(e)	(10.95)%	21.97%	13.94%	25.08%		(5.44)%

Based on market price	11.73	%(e)	(13.21)%	34.15%	7.97%	30.38%		(8.56)%

Ratios to Average Net Assets(f)
Total expenses	0.89	%(g)	0.89%	0.90%	0.91%	0.91%		0.90%

Total expenses after fees waived and/or reimbursed	0.89	%(g)	0.89%	0.90%	0.91%	0.91%		0.90%

Net investment income	0.40	%(g)	0.31%	0.21%	0.78%	1.08%		1.00%

Supplemental Data
Net assets, end of period (000)	$846,661		$774,667	$975,479	$843,673	$792,638	$674,077

Portfolio turnover rate		15%	32%	27%	46%	32%		27%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)
Amount previously presented incorrectly as solely distributions from net investment income has been revised to reflect the proper classification of distributions between net realized gain and net investment income.

(d)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	139

Financial Highlights (continued)
(For a share outstanding throughout each period)

	BDJ

	Six Months Ended 06/30/23 (unaudited)(a)		Year Ended 12/31/22	(a)	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18

Net asset value, beginning of period	$8.74		$10.23		$9.35	$10.03	$8.74	$9.96

Net investment income(b)	0.09		0.16		0.15	0.18	0.18	0.18	(c)
Net realized and unrealized gain (loss)	0.34		(0.56)		1.60	(0.26)	1.86	(0.84)

Net increase (decrease) from investment operations	0.43		(0.40)		1.75	(0.08)	2.04	(0.66)

Distributions(d)
From net investment income		(0.34)	(0.04)		(0.28)	(0.15)	(0.08)	(0.18	)(e)
From net realized gain	—		(1.05)		(0.59)	(0.45)	(0.67)	(0.38	)(e)

Total distributions		(0.34)	(1.09)		(0.87)	(0.60)	(0.75)	(0.56)

Net asset value, end of period	$8.83		$8.74		$10.23	$9.35	$10.03	$8.74

Market price, end of period	$8.34		$9.01		$10.08	$8.47	$9.92	$7.77

Total Return(f)
Based on net asset value	5.07	%(g)	(3.71	)%(h)	19.33%	0.77%	24.52%	(6.59)%

Based on market price	(3.73	)%(g)	0.74%		29.80%	(7.70)%	38.53%	(10.39)%

Ratios to Average Net Assets(i)
Total expenses	0.85	%(j)	0.84%		0.85%	0.86%	0.87%	0.85%

Total expenses after fees waived and/or reimbursed	0.85	%(j)	0.84%		0.85%	0.86%	0.87%	0.85%

Net investment income	2.04	%(j)	1.69%		1.44%	2.15%	1.99%	1.85	%(c)

Supplemental Data
Net assets, end of period (000)	$1,646,755		$1,629,642		$1,902,838	$1,739,122	$1,881,675	$1,638,237

Portfolio turnover rate		24%	81%		40%	48%	40%	34%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Net investment income per share and the ratio of net investment income to average net assets includes $0.01 per share and 0.14%, respectively, resulting from a special dividend.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)
Amount previously presented incorrectly as solely distributions from net investment income has been revised to reflect the proper classification of distributions between net realized gain and net investment income.

(f)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(g)	Not annualized.
(h)	Includes payment from an affiliate, which had no impact on the Trust’s total return.
(i)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(j)	Annualized.
See notes to financial statements.

140	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)
(For a share outstanding throughout each period)

	BOE

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18

Net asset value, beginning of period	$10.97		$13.40	$12.28	$12.32	$11.07	$13.22

Net investment income(a)	0.15		0.20	0.19	0.26	0.30	0.31
Net realized and unrealized gain (loss)	0.85		(1.87)	1.69	0.46	1.71	(1.61)

Net increase (decrease) from investment operations	1.00		(1.67)	1.88	0.72	2.01	(1.30)

Distributions(b)
From net investment income	(0.38	)(c)	(0.19)	(0.19)	(0.26)	(0.31)	(0.31	)(d)
From net realized gain	—		(0.41)	(0.57)	—	—	(0.52	)(d)
Return of capital	—		(0.16)	—	(0.50)	(0.45)	(0.02)

Total distributions		(0.38)	(0.76)	(0.76)	(0.76)	(0.76)	(0.85)

Net asset value, end of period	$11.59		$10.97	$13.40	$12.28	$12.32	$11.07

Market price, end of period	$10.07		$9.56	$12.18	$10.91	$10.99	$9.37

Total Return(e)
Based on net asset value	9.67	%(f)	(11.87)%	16.21%	7.65%	19.54%	(9.63)%

Based on market price	9.34	%(f)	(15.51)%	18.89%	7.22%	25.98%	(19.16)%

Ratios to Average Net Assets(g)
Total expenses	1.08	%(h)	1.06%	1.07%	1.09%	1.12%	1.08%

Total expenses after fees waived and/or reimbursed	0.91	%(h)	0.89%	0.90%	0.92%	0.94%	0.94%

Total expenses after fees waived and/or reimbursed and excluding professional fees for foreign withholding taxes	0.90	%(h)	0.88%	0.90%	0.92%	0.94%	0.94%

Net investment income	2.57	%(h)	1.72%	1.46%	2.33%	2.62%	2.52%

Supplemental Data
Net assets, end of period (000)	$721,262		$688,464	$857,721	$786,230	$807,712	$754,602

Portfolio turnover rate		28%	44%	65%	61%	26%	28%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.
(d)
Amount previously presented incorrectly as solely distributions from net investment income has been revised to reflect the proper classification of distributions between net realized gain and net investment income.

(e)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	141

Financial Highlights (continued)
(For a share outstanding throughout each period)

	BGY

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18

Net asset value, beginning of period	$5.78		$6.81	$6.49	$6.47	$5.79	$7.06

Net investment income(a)	0.07		0.10	0.09	0.12	0.16	0.17	(b)
Net realized and unrealized gain (loss)	0.59		(0.72)	0.64	0.31	0.93	(1.00)

Net increase (decrease) from investment operations	0.66		(0.62)	0.73	0.43	1.09	(0.83)

Distributions(c)
From net investment income	(0.20	)(d)	(0.10)	(0.14)	(0.13)	(0.16)	(0.16	)(e)
From net realized gain	—		(0.10)	(0.15)	—	(0.19)	(0.28	)(e)
Return of capital	—		(0.21)	(0.12)	(0.28)	(0.06)	—

Total distributions		(0.20)	(0.41)	(0.41)	(0.41)	(0.41)	(0.44)

Net asset value, end of period	$6.24		$5.78	$6.81	$6.49	$6.47	$5.79

Market price, end of period	$5.44		$5.02	$6.28	$5.87	$5.89	$4.98

Total Return(f)
Based on net asset value	12.03	%(g)	(8.33)%	11.92%	8.18%	20.20%	(11.48)%

Based on market price	12.45	%(g)	(13.67)%	14.11%	7.49%	27.22%	(17.55)%

Ratios to Average Net Assets(h)
Total expenses	1.09	%(i)	1.08%	1.09%	1.10%	1.13%	1.09%

Total expenses after fees waived and/or reimbursed	1.09	%(i)	1.03%	0.99%	1.00%	1.03%	0.99%

Total expenses after fees waived and/or reimbursed and excluding professional fees for foreign withholding taxes	1.09	%(i)	1.02%	0.99%	1.00%	1.03%	0.99%

Net investment income	2.37	%(i)	1.71%	1.34%	1.99%	2.57%	2.59	%(b)

Supplemental Data
Net assets, end of period (000)	$632,447		$593,471	$709,510	$676,949	$683,247	$623,234

Portfolio turnover rate		26%	41%	71%	60%	28%	60%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.10 per share and 29%, respectively, resulting from a non-recurring dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.
(e)
Amount previously presented incorrectly as solely distributions from net investment income has been revised to reflect the proper classification of distributions between net realized gain and net investment income.

(f)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(g)	Not annualized.
(h)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(i)	Annualized.
See notes to financial statements.

142	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)
(For a share outstanding throughout each period)

	BMEZ
	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22	Year Ended 12/31/21	Period from 01/30/20 to 12/31/20	(a)

Net asset value, beginning of period	$18.76		$26.47	$30.73	$20.00

Net investment loss(b)		(0.08)	(0.18)	(0.32)	(0.22)
Net realized and unrealized gain (loss)	1.25		(5.79)	(2.23)	11.85

Net increase (decrease) from investment operations	1.17		(5.97)	(2.55)	11.63

Distributions(c)
From net investment income	(0.87	)(d)	—	—	—
From net realized gain	—		(1.63)	(1.71)	(0.90)
Return of capital	—		(0.11)	—	—

Total distributions		(0.87)	(1.74)	(1.71)	(0.90)

Net asset value, end of period	$19.06		$18.76	$26.47	$30.73

Market price, end of period	$16.42		$15.43	$25.36	$28.65

Total Return(e)
Based on net asset value	7.11	%(f)	(21.66)%	(8.31)%	59.62	%(f)(g)

Based on market price	12.18	%(f)	(32.75)%	(5.76)%	48.82	%(f)

Ratios to Average Net Assets(h)
Total expenses	1.32	%(i)(j)	1.32%	1.30%	1.29	%(j)

Total expenses after fees waived and/or reimbursed	1.32	%(i)(j)	1.32%	1.30%	1.28	%(j)

Net investment loss	(0.89	)%(j)	(0.91)%	(1.10)%	(1.00	)%(j)

Supplemental Data
Net assets, end of period (000)	$2,058,608		$2,056,419	$2,981,886	$3,462,638

Portfolio turnover rate		26%	63%	44%	43%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.
(e)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(f)	Not annualized.
(g)	Includes payment from an affiliate, which had no impact on the Trust’s total return.
(h)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(i)	Includes non-recurring expenses of proxy costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed would have been 1.30% and 1.30%, respectively.
(j)	Annualized.
See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	143

Financial Highlights (continued)
(For a share outstanding throughout each period)

	BME

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22	Year Ended 12/31/21		Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18

Net asset value, beginning of period	$43.30		$47.96	$45.66		$41.19	$35.87	$35.69

Net investment income(a)	0.08		0.11	—		0.01	0.06	0.07
Net realized and unrealized gain (loss)	0.73		(2.21)	4.74		6.86	7.66	2.51

Net increase (decrease) from investment operations	0.81		(2.10)	4.74		6.87	7.72	2.58

Distributions(b)
From net investment income	(1.28	)(c)	(0.12)	(0.00	)(d)	(0.05)	(0.12)	(0.07	)(e)
From net realized gain	—		(2.34)	(2.44)		(2.35)	(2.28)	(2.33	)(e)
Return of capital	—		(0.10)	—		—	—	—

Total distributions		(1.28)	(2.56)	(2.44)		(2.40)	(2.40)	(2.40)

Net asset value, end of period	$42.83		$43.30	$47.96		$45.66	$41.19	$35.87

Market price, end of period	$40.64		$43.58	$48.50		$47.59	$42.50	$36.45

Total Return(f)
Based on net asset value	2.00	%(g)	(4.19)%	10.66	%(h)	17.50%	22.26%	7.26%

Based on market price	(3.83	)%(g)	(4.64)%	7.37%		18.69%	24.15%	6.57%

Ratios to Average Net Assets(i)
Total expenses	1.06	%(j)	1.08%	1.08%		1.10%	1.09%	1.11%

Total expenses after fees waived and/or reimbursed	1.06	%(j)	1.07%	1.08%		1.10%	1.09%	1.11%

Net investment income	0.40	%(j)	0.27%	0.01%		0.01%	0.16%	0.19%

Supplemental Data
Net assets, end of period (000)	$597,249		$600,197	$625,775		$545,936	$446,773	$352,675

Portfolio turnover rate		20%	41%	49%		28%	47%	37%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.
(d)	Amount is greater than $(0.005) per share.
(e)
Amount previously presented incorrectly as solely distributions from net investment income has been revised to reflect the proper classification of distributions between net realized gain and net investment income.

(f)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(g)	Not annualized.
(h)	Includes payment from an affiliate, which had no impact on the Trust’s total return.
(i)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(j)	Annualized.
See notes to financial statements.

144	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)
(For a share outstanding throughout each period)

	BIGZ
	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22		Period from 03/29/21 to 12/31/21	(a)

Net asset value, beginning of period	$8.82		$16.72		$20.00

Net investment loss(b)		(0.06)	(0.13)		(0.15)
Net realized and unrealized gain (loss)	1.04		(6.78)		(2.43)

Net increase (decrease) from investment operations	0.98		(6.91)		(2.58)

Distributions(c)
From net investment income	(0.42	)(d)	—		—
Return of capital	—		(0.99)		(0.70)

Total distributions		(0.42)	(0.99)		(0.70)

Net asset value, end of period	$9.38		$8.82		$16.72

Market price, end of period	$7.85		$6.81		$14.54

Total Return(e)
Based on net asset value	12.30	%(f)	(41.14	)%(g)	(13.03	)%(f)

Based on market price	21.72	%(f)	(47.74)%		(24.37	)%(f)

Ratios to Average Net Assets(h)
Total expenses	1.42	%(i)(j)(k)	1.36%		1.29	%(j)

Total expenses after fees waived and/or reimbursed	1.42	%(i)(j)(k)	1.36%		1.28	%(j)

Net investment loss	(1.26	)%(j)	(1.22)%		(1.02	)%(j)

Supplemental Data
Net assets, end of period (000)	$2,129,409		$2,026,488		$3,981,653

Portfolio turnover rate		18%	41%		55%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.
(e)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(f)	Not annualized.
(g)	Includes payment from an affiliate, which had no impact on the Trust’s total return.
(h)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(i)	Includes non-recurring expenses of proxy costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed would have been 1.33% and 1.33%, respectively.
(j)	Annualized.
(k)
The Proxy costs was not annualized in the calculation of the expense ratios. If these expense was annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.52% and 1.52% respectively.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	145

Financial Highlights (continued)
(For a share outstanding throughout each period)

	BCX

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18

Net asset value, beginning of period	$11.23		$10.21	$8.45	$9.04	$8.44	$10.64

Net investment income(a)	0.16		0.30	0.29	0.20	0.23	0.22
Net realized and unrealized gain (loss)		(0.47)	1.27	1.95	(0.26)	0.99	(1.80)

Net increase (decrease) from investment operations		(0.31)	1.57	2.24	(0.06)	1.22	(1.58)

Distributions(b)
From net investment income	(0.31	)(c)	(0.29)	(0.38)	(0.23)	(0.23)	(0.19)
Return of capital	—		(0.26)	(0.10)	(0.30)	(0.39)	(0.43)

Total distributions		(0.31)	(0.55)	(0.48)	(0.53)	(0.62)	(0.62)

Net asset value, end of period	$10.61		$11.23	$10.21	$8.45	$9.04	$8.44

Market price, end of period	$9.07		$9.97	$9.35	$7.41	$8.07	$7.06

Total Return(d)
Based on net asset value	(2.42	)%(e)	16.31%	27.20%	1.56%	15.88%	(14.90)%

Based on market price	(6.04	)%(e)	12.76%	32.83%	(0.23)%	23.67%	(22.47)%

Ratios to Average Net Assets(f)
Total expenses	1.06	%(g)	1.05%	1.07%	1.09%	1.11%	1.08%

Total expenses after fees waived and/or reimbursed	1.06	%(g)	1.05%	1.07%	1.09%	1.11%	1.08%

Total expenses after fees waived and/or reimbursed and excluding professional fees for foreign withholding taxes	1.06	%(g)	1.05%	1.07%	1.09%	1.11%	1.08%

Net investment income	2.88	%(g)	2.73%	3.05%	2.62%	2.56%	2.17%

Supplemental Data
Net assets, end of period (000)	$910,793		$983,181	$901,782	$746,615	$822,754	$798,282

Portfolio turnover rate		17%	92%	66%	78%	69%	66%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.
(d)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
See notes to financial statements.

146	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)
(For a share outstanding throughout each period)

	BSTZ

	Six Months Ended 06/30/23 (unaudited)	(a)	Year Ended 12/31/22 (a)	Year Ended 12/31/21 (a)	Year Ended 12/31/20	(a)	Period from 06/27/19 to 12/31/19	(b)

Net asset value, beginning of period	$19.53		$38.82	$38.72	$20.95		$20.00

Net investment loss(c)	(0.09)		(0.30)	(0.51)	(0.30)		(0.05)
Net realized and unrealized gain (loss)	3.09		(16.69)	3.69	19.32		1.50

Net increase (decrease) from investment operations	3.00		(16.99)	3.18	19.02		1.45

Distributions(d)
From net investment income	(1.03	)(e)	—	—	—		—
From net realized gain	—		(0.89)	(3.08)	(1.10)		—
Return of capital	—		(1.41)	—	(0.15)		(0.50)

Total distributions	(1.03)		(2.30)	(3.08)	(1.25)		(0.50)

Net asset value, end of period	$21.50		$19.53	$38.82	$38.72		$20.95

Market price, end of period	$18.11		$15.64	$38.94	$36.38		$20.50

Total Return(f)
Based on net asset value	16.60	%(g)(h)	(43.98)%	8.41%	94.60	%(g)	7.40	%(h)

Based on market price	22.64	%(h)	(55.27)%	15.75%	86.85%		5.10	%(h)

Ratios to Average Net Assets(i)
Total expenses	1.35	%(j)	1.33%	1.31%	1.33%		1.32	%(j)

Total expenses after fees waived and/or reimbursed	1.34	%(j)	1.33%	1.31%	1.33%		1.30	%(j)

Net investment loss	(0.92	)%(j)	(1.16)%	(1.25)%	(1.16)%		(0.48	)%(j)

Supplemental Data
Net assets, end of period (000)	$1,653,705		$1,524,658	$3,048,962	$3,023,744		$1,635,966

Portfolio turnover rate	21%		47%	18%	45%		16%

(a)	Consolidated Financial Highlights.
(b)	Commencement of operations.
(c)	Based on average shares outstanding.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.
(f)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(g)	Includes payment from an affiliate, which had no impact on the Trust’s total return.
(h)	Not annualized.
(i)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(j)	Annualized.
See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	147

Financial Highlights (continued)
(For a share outstanding throughout each period)

		BST

	Six Months Ended 06/30/23 (unaudited)(a)		Year Ended 12/31/22(a)		Year Ended 12/31/21 (a)	Year Ended 12/31/20	(a)	Year Ended 12/31/19	Year Ended 12/31/18

Net asset value, beginning of period	$29.11		$52.40		$51.94	$32.45		$26.21	$27.73

Net investment loss(b)		(0.11)	(0.29)		(0.43)	(0.28)		(0.17)	(0.13)

Net realized and unrealized gain (loss)	6.64		(20.00)		5.84	21.82		9.92	0.37

Net increase (decrease) from investment operations	6.53		(20.29)		5.41	21.54		9.75	0.24

Distributions(c)

From net investment income	(1.50	)(d)	—		—	—		—	—	(e)

From net realized gain	—		(2.16)		(4.27)	(2.05)		(3.51)	(1.76	)(e)

Return of capital	—		(0.84)		—	—		—	—

Total distributions		(1.50)	(3.00)		(4.27)	(2.05)		(3.51)	(1.76)

Dilutive effect of rights offer (Note 10)	—		—		(0.68)	—		—	—

Net asset value, end of period	$34.14		$29.11		$52.40	$51.94		$32.45	$26.21

Market price, end of period	$34.44		$28.37		$49.97	$53.30		$33.27	$27.48

Total Return(f)
Based on net asset value	22.90	%(g)	(39.56	)%(h)	9.44%	68.76	%(i)	37.82%	0.24%

Based on market price	27.21	%(g)	(38.23)%		1.70%	68.92%		34.77%	9.18%

Ratios to Average Net Assets(j)
Total expenses	1.10	%(k)	1.11%		1.05%	1.09%		1.08%	1.09%

Total expenses after fees waived and/or reimbursed	1.10	%(k)	1.11%		1.00%	0.99%		0.92%	0.89%

Total expenses after fees waived and/or reimbursed and excluding dividend expense	1.10	%(k)	1.10%		1.00%	0.99%		0.92%	0.89%

Net investment loss	(0.67	)%(k)	(0.77)%		(0.78)%	(0.73)%		(0.52)%	(0.43)%

Supplemental Data
Net assets, end of period (000)	$1,160,921		$960,703		$1,681,166	$1,297,344		$742,672	$587,908

Portfolio turnover rate		16%	38%		31%	20%		32%	53%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.
(e)
Amount previously presented incorrectly as solely distributions from net investment income has been revised to reflect the proper classification of distributions between net realized gain and net investment income.

(f)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(g)	Not annualized.
(h)	Includes payment from an affiliate, which had no impact on the Trust’s total return.
(i)
For financial reporting purposes, the market value of a certain investment was adjusted as of the report date. Accordingly, the net asset value (NAV) per share and total return performance based on NAV presented herein are different than the information previously published as of December 31, 2020.

(j)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(k)	Annualized.
See notes to financial statements.

148	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)
(For a share outstanding throughout each period)

	BUI

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18

Net asset value, beginning of period	$22.37		$25.86	$23.80	$22.02	$18.77	$21.12

Net investment income(a)	0.23		0.33	0.24	0.33	0.37	0.49
Net realized and unrealized gain (loss)	1.09		(2.37)	3.27	2.90	4.33		(1.39)

Net increase (decrease) from investment operations	1.32		(2.04)	3.51	3.23	4.70		(0.90)

Distributions(b)
From net investment income		(0.73)	(0.30)	(0.24)	(0.20)	(0.24)	(0.63	)(c)
From net realized gain	—		(0.56)	(0.76)	(1.08)	(1.06)	(0.81	)(c)
Return of capital	—		(0.59)	(0.45)	(0.17)	(0.15)		(0.01)

Total distributions		(0.73)	(1.45)	(1.45)	(1.45)	(1.45)		(1.45)

Net asset value, end of period	$22.96		$22.37	$25.86	$23.80	$22.02	$18.77

Market price, end of period	$22.04		$20.77	$26.62	$25.04	$22.31	$19.76

Total Return(d)
Based on net asset value	5.97	%(e)	(7.73)%	15.13%	15.87%	25.63%		(4.40)%

Based on market price	9.56	%(e)	(16.78)%	12.65%	20.32%	20.91%		(1.68)%

Ratios to Average Net Assets(f)
Total expenses	1.08	%(g)	1.08%	1.08%	1.13%	1.12%		1.12%

Total expenses after fees waived and/or reimbursed	1.08	%(g)	1.08%	1.07%	1.10%	1.10%		1.09%

Net investment income	2.02	%(g)	1.44%	0.97%	1.58%	1.78%		2.46%

Supplemental Data
Net assets, end of period (000)	$514,997		$498,393	$559,805	$444,526	$383,337	$318,933

Portfolio turnover rate		15%	36%	20%	39%	39%		28%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)
Amount previously presented incorrectly as solely distributions from net investment income has been revised to reflect the proper classification of distributions between net realized gain and net investment income.

(d)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	149

Notes to Financial Statements (unaudited)

1.	ORGANIZATION
The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Trusts”, or individually as a “Trust”:

Trust Name	Herein Referred To As	Organized	Diversification Classification

BlackRock Energy and Resources Trust	BGR	Delaware	Non-diversified
BlackRock Enhanced Capital and Income Fund, Inc.	CII	Maryland	Diversified
BlackRock Enhanced Equity Dividend Trust	BDJ	Delaware	Diversified
BlackRock Enhanced Global Dividend Trust	BOE	Delaware	Diversified
BlackRock Enhanced International Dividend Trust	BGY	Delaware	Diversified
BlackRock Health Sciences Term Trust	BMEZ	Maryland	Non-diversified
BlackRock Health Sciences Trust	BME	Delaware	Diversified
BlackRock Innovation and Growth Term Trust	BIGZ	Maryland	Non-diversified
BlackRock Resources & Commodities Strategy Trust	BCX	Delaware	Non-diversified
BlackRock Science and Technology Term Trust	BSTZ	Delaware	Non-diversified
BlackRock Science and Technology Trust	BST	Delaware	Diversified
BlackRock Utilities, Infrastructure & Power Opportunities Trust	BUI	Delaware	Diversified
The Boards of Directors and Boards of Trustees of the Trusts are collectively referred to throughout this report as the “Board,” and the trustees thereof are collectively referred to throughout this report as “Trustees”. The Trusts determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.
On March 31, 2023, the Board approved a proposal to change the name of BlackRock Innovation and Growth Trust, BlackRock Health Sciences Trust II and BlackRock Science and Technology Trust II , effective as of April 5, 2023, to BlackRock Innovation and Growth Term Trust, BlackRock Health Sciences Term Trust and BlackRock Science and Technology Term Trust, respectively. There were no changes to the Trusts’ investment policies or strategies in conjunction with the name changes.
The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of funds referred to as the BlackRock Fixed-Income Complex.
Basis of Consolidation: The accompanying consolidated financial statements of BDJ include the accounts of BDJ Subsidiary, LLC (the “BDJ Taxable Subsidiary”), which is a wholly-owned taxable subsidiary of BDJ. The BDJ Taxable Subsidiary enables BDJ to hold certain pass-through investments and satisfy Regulated Investment Company (“RIC”) tax requirements. Income earned and gains realized on the investment held by the BDJ Taxable Subsidiary are taxable to such subsidiary. A tax provision for income, if any, is shown as income tax in the Consolidated Statement of Operations for BDJ. A tax provision for realized and unrealized gains, if any, is included as a reduction of realized and/or unrealized gain (loss) in the Consolidated Statement of Operations for BDJ. Taxes payable or deferred as of June 30, 2023, if any, are disclosed in the Consolidated Statements of Assets and Liabilities. BDJ may invest up to 25% of its total assets in the BDJ Taxable Subsidiary. The net assets of the BDJ Taxable Subsidiary as of period end were $10,037,117, which is 0.6% of BDJ’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The BDJ Taxable Subsidiary is subject to the same investment policies and restrictions that apply to BDJ.
The accompanying consolidated financial statements of BSTZ include the accounts of BSTZ Subsidiary, LLC (the “BSTZ Taxable Subsidiary”), which is a wholly-owned taxable subsidiary of BSTZ. The BSTZ Taxable Subsidiary enables BSTZ to hold certain pass-through investments and satisfy Regulated Investment Company (“RIC”) tax requirements. Income earned and gains realized on the investment held by the BSTZ Taxable Subsidiary are taxable to such subsidiary. A tax provision for income, if any, is shown as income tax in the Consolidated Statement of Operations for BSTZ. A tax provision for realized and unrealized gains, if any, is included as a reduction of realized and/or unrealized gain (loss) in the Consolidated Statement of Operations for BSTZ. Taxes payable or deferred as of June 30, 2023, if any, are disclosed in the Consolidated Statements of Assets and Liabilities. BSTZ may invest up to 25% of its total assets in the BSTZ Taxable Subsidiary. The net assets of the BSTZ Taxable Subsidiary as of period end were $22,333,200, which is 1.4% of BSTZ’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The BSTZ Taxable Subsidiary is subject to the same investment policies and restrictions that apply to BSTZ.
The accompanying consolidated financial statements of BST include the accounts of BST Subsidiary, LLC (the “BST Taxable Subsidiary”), which is a wholly-owned taxable subsidiary of BST. The BST Taxable Subsidiary enables BST to hold certain pass-through investments and satisfy Regulated Investment Company (“RIC”) tax requirements. Income earned and gains realized on the investment held by the BST Taxable Subsidiary are taxable to such subsidiary. A tax provision for income, if any, is shown as income tax in the Consolidated Statement of Operations for BST. A tax provision for realized and unrealized gains, if any, is included as a reduction of realized and/or unrealized gain (loss) in the Consolidated Statement of Operations for BST. Taxes payable or deferred as of June 30, 2023, if any, are disclosed in the Consolidated Statements of Assets and Liabilities. BST may invest up to 25% of its total assets in the BST Taxable Subsidiary. The net assets of the BST Taxable Subsidiary as of period end were $11,909,641, which is 1.0% of BST’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The BST Taxable Subsidiary is subject to the same investment policies and restrictions that apply to BST.

2.	SIGNIFICANT ACCOUNTING POLICIES
The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

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Notes to Financial Statements (unaudited) (continued)

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Trusts are informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.
Foreign Currency Translation: Each Trust’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.
Each Trust does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Trust reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.
Foreign Taxes: The Trusts may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Trust invests. These foreign taxes, if any, are paid by each Trust and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of June 30, 2023, if any, are disclosed in the Statements of Assets and Liabilities.
The Trusts file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Trusts may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.
Collateralization: If required by an exchange or counterparty agreement, the Trusts may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.
Distributions: Distributions paid by the Trusts are recorded on the ex-dividend dates. Subject to the Trusts’ managed distribution plan, the Trusts intend to make monthly cash distributions to shareholders, which may consist of net investment income, and net realized and unrealized gains on investments and/or return of capital.
The character of distributions is determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. The portion of distributions that exceeds a Trust’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a non-taxable return of capital.
Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, the trustees who are not “interested persons” of the Trusts, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.
The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, as applicable. Deferred compensation liabilities, if any, are included in the Trustees’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan. Net appreciation (depreciation) in the value of participants’ deferral accounts is allocated among the participating funds in the BlackRock Fixed-Income Complex and reflected as Trustees and Officer expense on the Statements of Operations. The Trustees and Officer expense may be negative as a result of a decrease in value of the deferred accounts.
Indemnifications: In the normal course of business, a Trust enters into contracts that contain a variety of representations that provide general indemnification. A Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Trust, which cannot be predicted with any certainty.
Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS
Investment Valuation Policies: Each Trust’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Trust is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board has approved the designation of each Trust’s Manager as the valuation designee for each Trust. Each Trust determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies.

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Notes to Financial Statements (unaudited) (continued)

If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.
Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Trust’s assets and liabilities:

•
Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•
Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•
The Trusts value their investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets.

•
Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies.

•
Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Trusts use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.
If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.
For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Valuation Committee and third-party pricing services utilized by the Valuation Committee include one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By The Valuation Committee And Third-Party Pricing Services

Market approach
(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
(ii) recapitalizations and other transactions across the capital structure; and
(iii)   market multiples of comparable issuers.

Income approach
(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;
(ii) quoted prices for similar investments or assets in active markets; and
(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach
(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
(iii)   relevant news and other public sources; and

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Notes to Financial Statements (unaudited) (continued)

Standard Inputs Generally Considered By The Valuation Committee And Third-Party Pricing Services

(iv) known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.
Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.
The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by a Trust. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Trust is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Trust could receive upon the sale of the investment.
Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Trust has the ability to access;

•
Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•
Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.
As of June 30, 2023, certain investments of CII, BMEZ, BME, BIGZ, BCX, BSTZ, BST and BUI were fair valued using NAV as a practical expedient as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS
Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.
Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.
Commitments: Commitments are agreements to acquire an investment at a future date (subject to conditions) in connection with a potential public or non-public offering. Such agreements may obligate a fund to make future cash payments. As of June 30, 2023, BDJ had outstanding commitments of $6,962,883. These commitments are not included in the net assets of BDJ as of June 30, 2023.
Securities Lending: Certain Trusts may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Trusts collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Trust is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Trust and any additional required collateral is delivered to the Trust, or excess collateral returned by the Trust, on the next business day. During the term of the loan, the Trusts are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

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Notes to Financial Statements (unaudited) (continued)

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Trust, except in the event of borrower default. The securities on loan, if any, are disclosed in the Trusts’ Schedules of Investments. The market value of any securities on loan and the value of related collateral, if any, are shown separately in the Statements of Assets and Liabilities as a component of investments at value – unaffiliated and collateral on securities loaned, respectively.
Securities lending transactions are entered into by the Trusts under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Trusts, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Trusts can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.
As of period end, the following table is a summary of the Trusts’ securities on loan by counterparty which are subject to offset under an MSLA:

Trust Name/Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount	(b)

CII
Credit Suisse Securities (USA) LLC	$35	$(35)	$—		$—

BMEZ
Barclays Capital, Inc.	$2,027,287	$(2,027,287)	$—		$—
BNP Paribas SA	150,130	(150,130)	—		—
BofA Securities, Inc.	1,678,329	(1,678,329)	—		—
Citigroup Global Markets, Inc.	3,121,460	(3,121,460)	—		—
Goldman Sachs & Co. LLC	11,691,085	(11,691,085)	—		—
Jefferies LLC	2,388,483	(2,388,483)	—		—
Morgan Stanley	12,652,155	(12,652,155)	—		—
National Financial Services LLC	963,376	(955,432)	—		7,944
State Street Bank & Trust Co.	2,966,935	(2,966,935)	—		—
Toronto-Dominion Bank	158,858	(156,797)	—		2,061
UBS Securities LLC	381,330	(372,393)	—		8,937

	$38,179,428	$(38,160,486)	$—		$18,942

BME
BofA Securities, Inc.	$78,090	$(78,090)	$—		$—
Citigroup Global Markets, Inc.	183,849	(183,713)	—		136
J.P. Morgan Securities LLC	1,478,022	(1,478,022)	—		—
Jefferies LLC	593,711	(591,801)	—		1,910
Morgan Stanley	191,513	(191,243)	—		270

	$2,525,185	$(2,522,869)	$—		$2,316

BIGZ
Barclays Capital, Inc.	$3,091,878	$(3,091,878)	$—		$—
J.P. Morgan Securities LLC	2,530,590	(2,530,590)	—		—
Jefferies LLC	1,680,930	(1,680,930)	—		—
Morgan Stanley	12,017,819	(12,017,819)	—		—
National Financial Services LLC	565,182	(565,182)	—		—
State Street Bank & Trust Co.	749,228	(749,228)	—		—

	$20,635,627	$(20,635,627)	$—		$—

BCX
Citigroup Global Markets, Inc.	$7,265,282	$(7,265,282)	$—		$—

BSTZ
Goldman Sachs & Co. LLC	$1,195,216	$(1,195,216)	$—		$—
J.P. Morgan Securities LLC	1,392,155	(1,392,155)	—		—

	$2,587,371	$(2,587,371)	$—		$—

BST
Goldman Sachs & Co. LLC	$2,534,680	$(2,534,680)	$—		$—

BUI
Goldman Sachs & Co. LLC	$684,038	$(684,038)	$—		$—
J.P. Morgan Securities LLC	1,269,032	(1,246,795)	—		22,237

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Notes to Financial Statements (unaudited) (continued)

Trust Name/Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount	(b)
BUI (continued)
Jefferies LLC	$236,107	$(236,107)	$—		$—
Morgan Stanley	324,087	(323,127)	—		960

	$2,513,264	$(2,490,067)	$—		$23,197

(a)
Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Trust is disclosed in the Trust’s Statements of Assets and Liabilities.

(b)
The market value of the loaned securities is determined as of June 30, 2023. Additional collateral is delivered to each Trust on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Trusts benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Trust could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Trusts.

5.	DERIVATIVE FINANCIAL INSTRUMENTS
The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.
Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).
A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Trusts are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded OTC and not on an organized exchange.
The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities. A Trust’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Trust.
Options: The Trusts may purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.
A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.
Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value – unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Trusts write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Trusts write a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statements of Assets and Liabilities.
In purchasing and writing options, the Trusts bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Trusts purchasing or selling a security when they otherwise would not, or at a price different from the current market value.
Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, a Trust may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Trust and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Trust may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically

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permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Trusts and the counterparty.
Cash collateral that has been pledged to cover obligations of the Trusts and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Trusts, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Trusts. Any additional required collateral is delivered to/pledged by the Trusts on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Trust generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Trusts from the counterparties are not fully collateralized, each Trust bears the risk of loss from counterparty non-performance. Likewise, to the extent the Trusts have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, each Trust bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.
For financial reporting purposes, the Trusts do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Advisory: Each Trust entered into an Investment Advisory Agreement with the Manager, the Trusts’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Trust.
For such services, each Trust, except BCX, pays the Manager a monthly fee at the following annual rates:
Average weekly value of each Trust’s net assets:

	BGR	BDJ	BOE	BME
Investment advisory fees	1.20%	0.80%	1.00%	1.00%
Average daily value of each Trust’s net assets, plus the proceeds of any outstanding debt securities or borrowings for leverage:

CII
Investment advisory fees	0.85%
Average daily value of each Trust’s net assets:

	BGY	BUI
Investment advisory fees	1.00%	1.00%
Average daily value of each Trust’s managed assets:

	BMEZ	BIGZ	BSTZ	BST
Investment advisory fees	1.25%	1.25%	1.25%	1.00%
For such services, BCX pays the Manager a monthly fee at an annual rate equal to 1.00% of the sum of the average daily value of the net assets of the Trust (excluding the value of the Trust’s interest in the BCX Subsidiary, LLC (the “BCX Taxable Subsidiary”), which is a wholly-owned taxable subsidiary of BCX) and the average daily value of the net assets of its subsidiary, which fee is allocated pro rata between the Trust and the BCX Taxable Subsidiary based on the average daily value of their respective net assets (excluding, in the case of the Trust, the value of the Trust’s interest in the BCX Taxable Subsidiary). The BCX Taxable Subsidiary had no net assets or activity during the period ended June 30, 2023.
For purposes of calculating these fees, “net assets” mean the total assets of BGR, CII, BDJ, BOE, BGY, BME, BCX and BUI minus the sum of its accrued liabilities.
For purposes of calculating these fees, “managed assets” are determined as total assets of BMEZ, BIGZ, BSTZ and BST (including any assets attributable to money borrowed for investment purposes) less the sum of its accrued liabilities (other than money borrowed for investment purposes).
The Manager provides investment management and other services to BDJ Taxable Subsidiary, BSTZ Taxable Subsidiary and BST Taxable Subsidiary. The Manager does not receive separate compensation from the BDJ Taxable Subsidiary, BSTZ Taxable Subsidiary or BST Taxable Subsidiary for providing investment management or administrative services. However, BDJ pays the Manager based on the Trust’s net assets, which includes the assets of the BDJ Taxable Subsidiary, and BSTZ and BST pay the Manager based on the Trust’s managed assets, which include the assets of the BSTZ Taxable Subsidiary and BST Taxable Subsidiary, respectively.

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With respect to BGR, BOE, BGY, BCX and BUI, the Manager entered into separate sub-advisory agreements with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL for services it provides for that portion of each Trust for which BIL acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by each Trust to the Manager.
Distribution Fees: BDJ, BME, BST and BUI have each entered into Distribution Agreements with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager, to provide for distribution of BDJ’s, BME’s, BST’s and BUI’s common shares on a reasonable best efforts basis through an equity shelf offering (a “Shelf Offering”) (the “Distribution Agreement”). Pursuant to the Distribution Agreement, BRIL will receive commissions with respect to sales of common shares at a commission rate of 1.00% of the gross proceeds of the sale of BDJ’s, BME’s, BST’s and BUI’s common shares and a portion of such commission is re-allowed to broker-dealers engaged by BRIL. The commissions retained by BRIL during the six months ended June 30, 2023 amounted to $0, $6,106, $58,596 and $5,829 for each of BDJ, BME, BST and BUI, respectively.
Expense Limitations, Waivers and Reimbursements: The Manager voluntarily agreed to waive a portion of the investment advisory fees on the following Trusts as a percentage of their average weekly net assets, as follows:

BGR	BOE
0.220%	0.175%
These voluntary waivers may be reduced or discontinued at any time without notice.
For the six months ended June 30, 2023, the investment advisory fees waived, which are included in fees waived and/or reimbursed by the Manager in the Statements of Operations, were as follows:

Trust Name	Fees Waived and/or Reimbursed by the Manager
BGR	$422,508
BOE	619,937
With respect to each Trust, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent trustees, or by a vote of a majority of the outstanding voting securities of a Trust. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended June 30, 2023, the amounts waived were as follows:

Trust Name	Fees Waived and/or Reimbursed by the Manager
BGR	$2,467
CII	4,353
BDJ	25,644
BOE	3,597
BGY	3,762
BMEZ	17,262
BME	8,990
BIGZ	4,023
BCX	10,865
BSTZ	3,534
BST	2,612
BUI	4,778
The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Trust’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2024. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Trusts’ Independent Trustees. For the six months ended June 30, 2023, there were no fees waived by the Manager pursuant to this arrangement.
Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Trusts, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Trusts are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company, Money Market Series, managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the Money Market Series to an annual rate of 0.04%. The investment adviser to the Money Market Series will not charge any advisory fees with respect to shares purchased by the Trusts. The Money Market Series may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.
Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Trust retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

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Pursuant to the current securities lending agreement, each of CII, BDJ, BMEZ, BME, BIGZ and BST retains 81% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.
In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Fixed-Income Complex in a calendar year exceeds a specified threshold, each of CII, BDJ, BMEZ, BME, BIGZ and BST, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 81% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.
Pursuant to the current securities lending agreement, each of BGR, BOE, BGY, BCX, BSTZ and BUI retains 82% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.
In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Fixed-Income Complex in a calendar year exceeds a specified threshold, each of BGR, BOE, BGY, BCX, BSTZ and BUI, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.
Prior to January 1, 2023, BIM was permitted to lend each Trust’s securities only when the difference between the borrower rebate rate (i.e., a negotiated interest rate payment for cash collateral pledged in connection with a securities lending transaction) and the risk free rate exceeded a certain level (such securities, the “specials only securities”). Effective January 1, 2023, this limitation no longer applies.
The share of securities lending income earned by each Trust is shown as securities lending income — affiliated — net in the Statements of Operations. For the six months ended June 30, 2023, each Trust paid BIM the following amounts for securities lending agent services:

Trust Name	Amounts

CII	$1,296
BDJ	150
BOE	564
BMEZ	83,136
BME	4,853
BIGZ	8,663
BCX	2,413
BSTZ	6,950
BST	1,921
BUI	1,477
Trustees and Officers: Certain trustees and/or officers of the Trusts are directors and/or officers of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.
Other Transactions: During the period ended June 30, 2023, BSTZ received a reimbursement of $127,092, from an affiliate, which is included in payment by affiliate in the Statements of Operations, related to an operating event.
The Trusts may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the six months ended June 30, 2023, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Trust Name	Purchases	Sales	Net Realized Gain (Loss)

BOE	$—	$1,624,132	$(48,460)

7.	PURCHASES AND SALES
For the six months ended June 30, 2023, purchases and sales of investments, excluding short-term securities, were as follows:

Trust Name	Purchases	Sales

BGR	$76,896,544	$74,992,878
CII	122,543,650	157,003,741
BDJ	377,562,734	398,711,983
BOE	197,359,484	215,814,242
BGY	161,645,249	185,591,306
BMEZ	518,044,823	608,804,401
BME	115,800,323	128,989,929
BIGZ	364,125,954	495,444,250
BCX	155,777,579	181,213,465
BSTZ	338,276,712	436,935,898
BST	166,223,567	213,702,659
BUI	71,878,479	75,930,588

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8.	INCOME TAX INFORMATION
It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.
Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Trust’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.
Management has analyzed tax laws and regulations and their application to the Trusts as of June 30, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trusts’ financial statements.
As of December 31, 2022, the Trusts had non-expiring capital loss carryforwards available to offset future realized capital gains and qualified late-year losses as follows:

Trust Name	Non-Expiring Capital Loss Carryforwards (a)	Qualified Late-Year Losses (b)

BGR	$(239,868,252)	$(7,022)
BOE	—	(17,281,763)
BGY	—	(6,172,726)
BMEZ	(37,330,690)	—
BME	—	(2,023,853)
BIGZ	(1,492,285,027)	(20,092)
BCX	(258,642,241)	—
BSTZ	—	(1,665,789)
BST	—	(33,095)
BUI	—	(2,097,980)

(a)	Amounts available to offset future realized capital gains.
(b)	The Trust has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.
As of June 30, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Trust Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

BGR	$288,857,480	$118,696,527	$(24,641,459)	$94,055,068
CII	578,234,755	305,426,078	(22,972,408)	282,453,670
BDJ	1,437,221,041	291,753,826	(58,821,348)	232,932,478
BOE	652,173,475	115,923,791	(41,114,849)	74,808,942
BGY	554,367,952	113,963,276	(34,784,949)	79,178,327
BMEZ	2,068,430,415	374,547,647	(309,010,023)	65,537,624
BME	418,375,552	201,712,199	(17,616,037)	184,096,162
BIGZ	2,466,080,087	267,167,074	(551,820,529)	(284,653,455)
BCX	818,997,049	182,115,918	(76,784,588)	105,331,330
BSTZ	1,213,910,854	578,420,293	(112,934,311)	465,485,982
BST	744,895,015	542,255,221	(115,383,170)	426,872,051
BUI	369,807,530	160,968,443	(9,408,404)	151,560,039

9.	PRINCIPAL RISKS
In the normal course of business, the Trusts invest in securities or other instruments and may enter into certain transactions, and such activities subject each Trust to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Trusts and their investments. BDJ’s, BME’s, BST’s and BUI’s prospectuses provide details of the risks to which each Trust is subject.
The Trusts may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.
Each Trust may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. A Trust may not be able to readily dispose of such investments at prices that approximate those at which a Trust could sell such investments if they were more widely traded and, as a result of such illiquidity, a Trust may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting a Trust’s NAV and ability to make dividend

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distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.
Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.
Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Trust may invest in illiquid investments. An illiquid investment is any investment that a Trust reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Trust may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Trust’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Trust may lose value, regardless of the individual results of the securities and other instruments in which a Trust invests.
The price a Trust could receive upon the sale of any particular portfolio investment may differ from a Trust’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Trust’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Trust, and a Trust could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Trust’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Counterparty Credit Risk: The Trusts may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.
A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.
For OTC options purchased, each Trust bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Trusts should the counterparty fail to perform under the contracts. Options written by the Trusts do not typically give rise to counterparty credit risk, as options written generally obligate the Trusts, and not the counterparty, to perform. The Trusts may be exposed to counterparty credit risk with respect to options written to the extent each Trust deposits collateral with its counterparty to a written option.
With exchange-traded options purchased, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency).
Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Trust’s portfolio are disclosed in its Schedule of Investments.
As of period end, the Trusts listed below invested a significant portion of their assets in securities in the following sectors:

Sectors	Trust Name
Energy	BGR, BCX
Financials	BDJ
Health Care	BME, BMEZ
Information Technology	BST, BSTZ
Materials	BCX
Utilities	BUI
Changes in economic conditions affecting such sectors would have a greater impact on the Trusts and could affect the value, income and/or liquidity of positions in such securities.
Certain Trusts invest a significant portion of their assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Trust and could affect the income from, or the value or liquidity of, the Trust’s portfolio. Investment percentages in specific sectors are presented in the Schedules of Investments.
Certain Trusts invest a substantial amount of their assets in issuers located in a single country or a limited number of countries. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in those countries may have a significant impact on their investment performance and could affect the income from, or the value or liquidity of, the Trust’s portfolio. Unanticipated or sudden political or social developments may cause uncertainty in the markets and

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as a result adversely affect the Trust’s investments. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedules of Investments.
Certain Trusts invest a significant portion of their assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Trusts invest.
Certain Trusts invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Trusts’ investments.
Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. The United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. These events and actions have adversely affected, and may in the future adversely affect, the value and exchange rate of the Euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the Euro and non-European Union member states. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching. In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but have been, and may continue to be, significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

10.	CAPITAL SHARE TRANSACTIONS
Each Trust is authorized to issue an unlimited number of shares, with the exception of CII, all of which were initially classified as Common Shares. CII is authorized to issue 200 million Common Shares. The par value for each Trust’s Common Shares is $0.001, except for CII, which is $0.10. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.
BDJ, BME, BST and BUI have each filed a prospectus with the SEC allowing them to issue an additional 40,000,000, 4,000,000, 18,000,000 and 8,000,000 Common Shares, respectively, through an equity Shelf Offering. Under the Shelf Offerings, BDJ, BME, BST and BUI, subject to market conditions, may raise additional equity capital from time to time in varying amounts and utilizing various offering methods at a net price at or above each Trust’s NAV per Common Share (calculated within 48 hours of pricing). As of period end, 40,000,000, 3,332,695, 16,272,467 and 7,700,504 Common Shares, respectively, remain available for issuance under the Shelf Offerings. During the period ended June 30, 2023, BDJ, BME, BST and BUI issued 0, 71,333, 892,174 and 125,560 shares, respectively, under the Trust’s respective current Shelf Offering and the Trust’s prior Shelf Offering. See Additional Information — Shelf Offering Program for additional information.
Initial costs incurred by each of BDJ, BME, BST and BUI in connection with their Shelf Offerings are recorded as “Deferred offering costs” in the Statements of Assets and Liabilities. As shares are sold, a portion of the costs attributable to the shares sold will be charged against paid-in-capital. Any remaining deferred charges at the end of the Shelf Offering period will be charged to expense.
For the periods shown, shares issued and outstanding increased by the following amounts as a result of shares issued through the Shelf Offering:

Trust Name	Six Months Ended 06/30/23	Year Ended 12/31/22

BME	71,333	774,304

BST	892,174	835,359

BUI	125,560	590,894
For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

Trust Name	Six Months Ended 06/30/23	Year Ended 12/31/22

BDJ	78,103	412,658

BME	12,112	38,955

BST	111,117	81,277

BUI	25,289	32,898
The Trusts participate in an open market share repurchase program (the “Repurchase Program”). From December 1, 2022 through November 30, 2023, each Trust may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30,

N O T E S T O F I N A N C I A L S T A T E M E N T S	161

Notes to Financial Statements (unaudited) (continued)

2022, subject to certain conditions. The Repurchase Program has an accretive effect as shares are purchased at a discount to the Trust’s NAV. There is no assurance that the Trusts will purchase shares in any particular amounts. For the six months ended June 30, 2023, CII, BDJ, BME, BST and BUI did not repurchase any shares.
The total cost of the shares repurchased is reflected in the Trusts’ Statements of Changes in Net Assets. For the periods shown, shares repurchased and cost, including transaction costs, were as follows:

	BGR
	Shares	Amounts
Six Months Ended June 30, 2023	224,833	$2,793,432
Year Ended December 31, 2022	1,055,728	12,296,655

	BOE
	Shares	Amounts
Six Months Ended June 30, 2023	508,486	$5,041,877
Year Ended December 31, 2022	1,285,502	12,470,648

	BGY
	Shares	Amounts
Six Months Ended June 30, 2023	1,370,240	$7,443,801
Year Ended December 31, 2022	1,492,331	7,282,700

	BMEZ
	Shares	Amounts
Six Months Ended June 30, 2023	1,567,078	$25,534,135
Year Ended December 31, 2022	3,072,736	47,829,587

	BIGZ
	Shares	Amounts
Six Months Ended June 30, 2023	2,756,968	$20,553,458
Year Ended December 31, 2022	8,519,618	64,919,571

	BCX
	Shares	Amounts
Six Months Ended June 30, 2023	1,659,738	$16,020,113
Year Ended December 31, 2022	797,510	7,554,830

	BSTZ
	Shares	Amounts
Six Months Ended June 30, 2023	1,160,914	$20,264,931
Year Ended December 31, 2022	461,288	7,293,625
For the period ended June 30, 2023, and year ended December 31, 2022, shares issued and outstanding remained constant for CII.
As of June 30, 2023, BlackRock Financial Management, Inc., an affiliate of the Trust, owned 5,000 Shares of BIGZ.

11.	SUBSEQUENT EVENTS
Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:
The Trusts declared and paid or will pay distributions to Common Shareholders as follows:

Trust Name	Declaration Date	Record Date	Payable/ Paid Date	Dividend Per Common Share

BGR	07/03/23	07/14/23	07/31/23	$0.065700

	08/01/23	08/15/23	08/31/23	0.065700

CII	07/03/23	07/14/23	07/31/23	0.099500

	08/01/23	08/15/23	08/31/23	0.099500

BDJ	07/03/23	07/14/23	07/31/23	0.056200

	08/01/23	08/15/23	08/31/23	0.056200

BOE	07/03/23	07/14/23	07/31/23	0.063000

	08/01/23	08/15/23	08/31/23	0.063000

BGY	07/03/23	07/14/23	07/31/23	0.033800

	08/01/23	08/15/23	08/31/23	0.033800

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Notes to Financial Statements (unaudited) (continued)

Trust Name	Declaration Date	Record Date	Payable/ Paid Date	Dividend Per Common Share

BMEZ	07/03/23	07/14/23	07/31/23	$0.145000

	08/01/23	08/15/23	08/31/23	0.145000

BME	07/03/23	07/14/23	07/31/23	0.213000

	08/01/23	08/15/23	08/31/23	0.213000

BIGZ	07/03/23	07/14/23	07/31/23	0.070000

	08/01/23	08/15/23	08/31/23	0.070000

BCX	07/03/23	07/14/23	07/31/23	0.051800

	08/01/23	08/15/23	08/31/23	0.051800

BSTZ	07/03/23	07/14/23	07/31/23	0.161300

	08/01/23	08/15/23	08/31/23	0.161300

BST	07/03/23	07/14/23	07/31/23	0.250000

	08/01/23	08/15/23	08/31/23	0.250000

BUI	07/03/23	07/14/23	07/31/23	0.121000

	08/01/23	08/15/23	08/31/23	0.121000

N O T E S T O F I N A N C I A L S T A T E M E N T S	163

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

The Boards of Directors/Trustees, as applicable (collectively, the “Board,” the members of which are referred to as “Board Members”) of BlackRock Energy and Resources Trust (“BGR”), BlackRock Enhanced Capital and Income Fund, Inc. (“CII”), BlackRock Enhanced Equity Dividend Trust (“BDJ”), BlackRock Enhanced Global Dividend Trust (“BOE”), BlackRock Enhanced International Dividend Trust (“BGY”), BlackRock Health Sciences Trust (“BME”), BlackRock Health Sciences Term Trust (“BMEZ”), BlackRock Innovation and Growth Term Trust (“BIGZ”), BlackRock Resources & Commodities Strategy Trust (“BCX”), BlackRock Science and Technology Trust (“BST”), BlackRock Science and Technology Term Trust (“BSTZ”) and BlackRock Utilities, Infrastructure & Power Opportunities Trust (“BUI”) (collectively, the “Funds” and each, a “Fund”) met on May 4, 2023 (the “May Meeting”) and June 1-2, 2023 (the “June Meeting”) to consider the approval to continue the investment advisory agreements (the “Advisory Agreements”) between each Fund and BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser. The Board also considered the approval to continue the sub-advisory agreements (the “Sub-Advisory Agreements”) between the Manager, BlackRock International Limited (the “Sub-Advisor”) and each of BGR, BOE, BGY, BCX and BUI. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreements and the Sub-Advisory Agreements are referred to herein as the “Agreements.”
The Approval Process
Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Board considers the approval of the continuation of the Agreements for each Fund on an annual basis. The Board members who are not “interested persons” of each Fund, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). The Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to each Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Board had four quarterly meetings per year, each of which extended over a two-day period, as well as additional ad hoc meetings and executive sessions throughout the year, as needed. The committees of the Board similarly met throughout the year. The Board also had an additional one-day meeting to consider specific information regarding the renewal of the Agreements. In considering the renewal of the Agreements, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of each Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.
During the year, the Board, acting directly and through its committees, considered information that was relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, relevant benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) leverage management, as applicable; (c) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (d) Fund operating expenses and how BlackRock allocates expenses to each Fund; (e) the resources devoted to risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (f) BlackRock’s and each Fund’s adherence to applicable compliance policies and procedures; (g) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as available; (h) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (i) BlackRock’s implementation of the proxy voting policies approved by the Board; (j) execution quality of portfolio transactions; (k) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (l) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (m) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; (n) periodic updates on BlackRock’s business; and (o) each Fund’s market discount/premium compared to peer funds.
Prior to and in preparation for the May Meeting, the Board received and reviewed materials specifically relating to the renewal of the Agreements. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the May Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, closed-end funds, and open-end funds, under similar investment mandates, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with each Fund; (g) a summary of aggregate amounts paid by each Fund to BlackRock; and (h) various additional information requested by the Board as appropriate regarding BlackRock’s and each Fund’s operations.
At the May Meeting, the Board reviewed materials relating to its consideration of the Agreements and the Independent Board Members presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the June Meeting.
At the June Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

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Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board Members evaluated the information available to them on a fund-by-fund basis. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.
A. Nature, Extent and Quality of the Services Provided by BlackRock
The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of closed-end funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance, investment strategies and outlook.
The Board considered, among other factors, with respect to BlackRock: the experience of investment personnel generally and each Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.
In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) responsibility for disclosure documents, registration statements in connection with BDJ’s, BME’s, BST’s and BUI’s equity shelf programs, and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of each Fund; (iii) oversight of daily accounting and pricing; (iv) responsibility for periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of third-party service providers including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing or managing administrative functions necessary for the operation of each Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board considered the operation of BlackRock’s business continuity plans.
The Board noted that the engagement of the Sub-Advisor with respect to BGR, BOE, BGY, BCX and BUI facilitates the provision of investment advice and trading by investment personnel out of non-U.S. jurisdictions. The Board considered that this arrangement provides additional flexibility to the portfolio management team, which may benefit each Fund and its shareholders.
B. The Investment Performance of each Fund and BlackRock
The Board, including the Independent Board Members, reviewed and considered the performance history of each Fund throughout the year and at the May Meeting. In preparation for the May Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of each Fund’s performance as of December 31, 2022, as compared to its Performance Peers. The performance information is based on net asset value (NAV), and utilizes Lipper data. Lipper’s methodology calculates a fund’s total return assuming distributions are reinvested on the ex-date at a fund’s ex-date NAV. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers and certain performance metrics (“Performance Metrics”). The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of each Fund throughout the year.
In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.
The Board reviewed and considered BGR’s performance relative to BGR’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, BGR generally performed above expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for BGR, and that BlackRock has explained its rationale for this belief to the Board.
The Board reviewed and considered CII’s performance relative to CII’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, CII generally performed above expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for CII, and that BlackRock has explained its rationale for this belief to the Board.
The Board reviewed and considered BDJ’s performance relative to BDJ’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, BDJ generally performed above expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for BDJ, and that BlackRock has explained its rationale for this belief to the Board.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T S A N D S U B ‑ A D V I S O R Y A G R E E M E N T S	165

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

The Board reviewed and considered BOE’s performance relative to BOE’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, BOE generally performed in line with expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for BOE, and that BlackRock has explained its rationale for this belief to the Board.
The Board reviewed and considered BGY’s performance relative to BGY’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, BGY generally performed above expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for BGY, and that BlackRock has explained its rationale for this belief to the Board.
The Board reviewed and considered BME’s performance relative to BME’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, BME generally performed above expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for BME, and that BlackRock has explained its rationale for this belief to the Board.
The Board reviewed and considered BMEZ’s performance relative to BMEZ’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, BMEZ generally performed in line with expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for BMEZ, and that BlackRock has explained its rationale for this belief to the Board.
The Board reviewed and considered BIGZ’s performance relative to BIGZ’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, BIGZ generally performed below expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for BIGZ, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed BIGZ’s underperformance relative to the Performance Metrics.
The Board reviewed and considered BCX’s performance relative to BCX’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, BCX generally performed above expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for BCX, and that BlackRock has explained its rationale for this belief to the Board.
The Board reviewed and considered BST’s performance relative to BST’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, BST generally performed below expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for BST, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed BST’s underperformance relative to the Performance Metrics.
The Board reviewed and considered BSTZ’s performance relative to BSTZ’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, BSTZ generally performed in line with expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for BSTZ, and that BlackRock has explained its rationale for this belief to the Board.
The Board reviewed and considered BUI’s performance relative to BUI’s Performance Metrics. Based on an overall rating relative to the Performance metrics, BUI generally performed above expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for BUI, and that BlackRock has explained its rationale for this belief to the Board.
C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with each Fund
The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate as a percentage of managed assets, which is the total assets of each Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of each Fund’s accrued liabilities (other than money borrowed for investment purposes) to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered that the fee and expense information in the Broadridge report for each Fund reflected information for a specific period and that historical asset levels and expenses may differ from current levels, particularly in a period of market volatility. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).
The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2022 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.
The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.
The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to

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Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

BlackRock’s commitment of time and resources, assumption of risk, and liability profile in servicing each Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable.
The Board noted that BGR’s contractual management fee rate ranked third out of four funds, and that the actual management fee rate and total expense ratio ranked in the second and first quartiles, respectively, relative to the Expense Peers. In addition, the Board noted that BlackRock had agreed to voluntarily waive a portion of the advisory fee payable by BGR. An advisory fee waiver has been in effect since 2015, the amount of which may have varied from time to time. After discussions between the Board, including Independent Board Members, and BlackRock, the Board and BlackRock agreed to a continuation of the current 22 basis points voluntary advisory fee waiver.
The Board noted that CII’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Expense Peers.
The Board noted that BDJ’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Expense Peers.
The Board noted that BOE’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Expense Peers. In addition, the Board noted that BlackRock had agreed to voluntarily waive a portion of the advisory fee payable by BOE. An advisory fee waiver has been in effect since 2015, the amount of which may have varied from time to time. After discussion between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to a continuation of the current 17.5 basis points voluntary advisory fee waiver.
The Board noted that BGY’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile relative to the Expense Peers.
The Board noted that BME’s contractual management fee rate ranked first out of four funds, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Expense Peers.
The Board noted that BMEZ’s contractual management fee rate ranked third out of four funds, and that the actual management fee rate and total expense ratio ranked in the fourth and second quartiles, respectively, relative to the Expense Peers.
The Board noted that BIGZ’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and total expense ratio ranked in the third and second quartiles, respectively, relative to the Expense Peers.
The Board noted that BCX’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the second and first quartiles, respectively, relative to the Expense Peers.
The Board noted that BST’s contractual management fee rate ranked first out of four funds, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Expense Peers.
The Board noted that BSTZ’s contractual management fee rate ranked third out of four funds, and that the actual management fee rate and total expense ratio ranked in the fourth and second quartiles, respectively, relative to the Expense Peers.
The Board noted that BUI’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the second and first quartiles, respectively, relative to the Expense Peers.
D. Economies of Scale
The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase. The Board also considered the extent to which each Fund benefits from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee was appropriate.
Based on the Board’s review and consideration of the issue, the Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. Closed-end funds are typically priced at scale at a fund’s inception. The Board noted that although each of BDJ, BME, BST and BUI may from time-to-time make additional share offerings pursuant to its equity shelf program, the growth of each Fund’s assets will occur primarily through the appreciation of its investment portfolio.
E. Other Factors Deemed Relevant by the Board Members
The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, securities lending and cash management services. With respect to securities lending, during the year the Board also considered information provided by independent third-party consultants related to the performance of each BlackRock affiliate as securities lending agent. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T S A N D S U B ‑ A D V I S O R Y A G R E E M E N T S	167

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.
The Board noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that each Fund’s fees and expenses are too high or if they are dissatisfied with the performance of each Fund.
The Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock funds; and continued communication efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.
Conclusion
At the June Meeting, in a continuation of the discussions that occurred during the May Meeting, and as a culmination of the Board’s year-long deliberative process, the Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreements between the Manager and each Fund for a one-year term ending June 30, 2024, and the Sub-Advisory Agreements among the Manager, the Sub-Advisor and each of BGR, BOE, BGY, BCX and BUI for a one-year term ending June 30, 2024. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were advised by independent legal counsel throughout the deliberative process.

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Additional Information

Trust Certification
The Trusts are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.
Environmental, Social and Governance (“ESG”) Integration
Although the Trusts do not seek to implement a specific sustainability objective, strategy or process unless otherwise disclosed, Trust management will consider ESG factors as part of the investment process for the Trusts. Trust management views ESG integration as the practice of incorporating financially material ESG data or information into investment processes with the objective of enhancing risk-adjusted returns. These ESG considerations will vary depending on the Trusts’ particular investment strategies and may include consideration of third-party research as well as consideration of proprietary BlackRock research across the ESG risks and opportunities regarding an issuer. The ESG characteristics utilized in the Trusts’ investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. Certain of these considerations may affect the Trusts’ exposure to certain companies or industries. While Trust management views ESG considerations as having the potential to contribute to the Trusts’ long-term performance, there is no guarantee that such results will be achieved.
Dividend Policy
Each Trust’s policy is to make monthly distributions to shareholders. In order to provide shareholders with a more stable level of dividend distributions, each Trust employs a managed distribution plan (the “Plan”), the goal of which is to provide shareholders with consistent and predictable cash flows by setting distribution rates based on expected long-term returns of each Trust.
The distributions paid by each Trust for any particular month may be more or less than the amount of net investment income earned by each Trust during such month. Furthermore, the final tax characterization of distributions is determined after the year-end of a Trust and is reported in each Trust’s annual report to shareholders. Distributions can be characterized as ordinary income, capital gains and/or return of capital. Each Trust’s taxable net investment income and net realized capital gains (“taxable income”) may not be sufficient to support the level of distributions paid. To the extent that distributions exceed the Trust’s current and accumulated earnings and profits, the excess may be treated as a non-taxable return of capital.
A return of capital is a return of a portion of an investor’s original investment. A return of capital is not expected to be taxable, but it reduces a shareholder’s tax basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent disposition by the shareholder of his or her shares. It is possible that a substantial portion of the distributions paid during a calendar year may ultimately be classified as return of capital for U.S. federal income tax purposes when the final determination of the source and character of the distributions is made.
Such distributions, under certain circumstances, may exceed a Trust’s total return performance. When total distributions exceed total return performance for the period, the difference reduces the Trust’s total assets and net asset value (“NAV”) per share and, therefore, could have the effect of increasing the Trust’s expense ratio and reducing the amount of assets the Trust has available for long term investment.
General Information
The Trusts, other than BDJ, BME, BST and BUI, do not make available copies of their Statements of Additional Information because the Trusts’ shares, other than BDJ, BME, BST and BUI, are not continuously offered, which means that the Statement of Additional Information of each Trust, other than BDJ, BME, BST and BUI, has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.
BDJ’s, BME’s, BST’s and BUI’s Statements of Additional Information include additional information about the Board and are available, without charge upon request by calling (800)882-0052.
The following information is a summary of certain changes since December 31, 2022. This information may not reflect all of the changes that have occurred since you purchased the relevant Trust.
Except if noted otherwise herein, there were no changes to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders.
In accordance with Section 23(c) of the Investment Company Act of 1940, each Trust may from time to time purchase shares of its common stock in the open market or in private transactions.
Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.
Electronic Delivery
Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and, for BDJ, BME, BST and BUI only, prospectuses, by enrolling in the electronic delivery program. Electronic copies of shareholder reports and, for BDJ, BME, BST and BUI only, prospectuses, are available on BlackRock’s website.
To enroll in electronic delivery:

A D D I T I O N A L I N F O R M A T I O N	169

Additional Information (continued)

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:
Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.
Householding
The Trusts will mail only one copy of shareholder documents, including for BDJ, BME, BST and BUI only, prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.
Availability of Quarterly Schedule of Investments
The Trusts file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Trusts’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Trust makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.
Availability of Proxy Voting Policies, Procedures and Voting Records
A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities and information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 882-0052; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.
Availability of Trust Updates
BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.
Shelf Offering Program
From time to time, BDJ, BME, BST and BUI may seek to raise additional equity capital through a Shelf Offering. In a Shelf Offering, BDJ, BME, BST and BUI may, subject to market conditions, raise additional equity capital by issuing new Common Shares from time to time in varying amounts at a net price at or above BDJ’s, BME’s, BST’s and BUI’s NAV per Common Share (calculated within 48 hours of pricing). While any such Shelf Offering may allow BDJ, BME, BST and BUI to pursue additional investment opportunities without the need to sell existing portfolio investments, it could also entail risks – including that the issuance of additional Common Shares may limit the extent to which the Common Shares are able to trade at a premium to NAV in the secondary market.
BDJ, BME, BST and BUI filed final prospectuses with the SEC in connection with its Shelf Offering on June 2, 2023, April 26, 2022, May 10, 2022 and March 10, 2022, respectively. This report and the prospectuses of BDJ, BME, BST and BUI are not offers to sell BDJ, BME, BST and BUI Common Shares or solicitations of an offer to buy BDJ, BME, BST and BUI Common Shares in any jurisdiction where such offers or sales are not permitted. The prospectuses of BDJ, BME, BST and BUI contains important information about BDJ, BME, BST and BUI, including their investment objectives, risks, charges and expenses. Investors are urged to read the prospectuses of BDJ, BME, BST and BUI carefully and in their entirety before investing. Copies of the final prospectuses for BDJ, BME, BST and BUI can be obtained from BlackRock at blackrock.com.
BlackRock Privacy Principles
BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.
If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.
BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.
BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.
We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

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Additional Information (continued)

Trust and Service Providers

Investment Adviser
BlackRock Advisors, LLC
Wilmington, DE 19809
Sub-Adviser
BlackRock International Limited(a)
Edinburgh, EH3 8BL
United Kingdom
Accounting Agent and Custodian
State Street Bank and Trust Company
Boston, MA 02114
Transfer Agent
Computershare Trust Company, N.A.
Canton, MA 02021
(a) For BGR, BOE, BGY, BCX and BUI.
(b) For BDJ, BME, BST and BUI.
Distributor
BlackRock Investments, LLC(b)
New York, NY 10001
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Boston, MA 02116
Legal Counsel
Willkie Farr & Gallagher LLP
New York, NY 10019
Address of the Trusts
100 Bellevue Parkway
Wilmington, DE 19809

A D D I T I O N A L I N F O R M A T I O N	171

Glossary of Terms Used in this Report

Currency Abbreviation

AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

CHF	Swiss Franc

CNY	Chinese Yuan

DKK	Danish Krone

EUR	Euro

GBP	British Pound

HKD	Hong Kong Dollar

JPY	Japanese Yen

KRW	South Korean Won

MXN	Mexican Peso

NOK	Norwegian Krone

SEK	Swedish Krona

SGD	Singapore Dollar

TWD	New Taiwan Dollar

USD	United States Dollar
Portfolio Abbreviation

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

JSC	Joint Stock Company

LP	Limited Partnership

PJSC	Public Joint Stock Company

S&P	Standard & Poor’s

SAB	Special Assessment Bonds

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Want to know more?
blackrock.com   |   800-882-0052
This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.
CEF-BK9-06/23-SAR

(b) Not Applicable

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a) Not Applicable to this semi-annual report

(b) As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers — Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies — Not applicable to this semi-annual report

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – Not Applicable to this semi-annual report

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

(c) Notices to the registrant’s common shareholders in accordance with the order under Section 6(c) of the 1940 Act granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 under the 1940 Act, dated May 9, 20091

[1]	The Fund has received exemptive relief from the Securities and Exchange Commission permitting it to make periodic distributions of long-term capital gains with respect to its outstanding common stock as frequently as twelve times each year, and as frequently as distributions are specified by or in accordance with the terms of its outstanding preferred stock. This relief is conditioned, in part, on an undertaking by the Fund to make the disclosures to the holders of the Fund’s common shares, in addition to the information required by Section 19(a) of the 1940 Act and Rule 19a-1 thereunder. The Fund is likewise obligated to file with the SEC the information contained in any such notice to shareholders and, in that regard, has attached hereto copies of each such notice made during the period.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Science and Technology Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Science and Technology Trust

Date: August 25, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Science and Technology Trust

Date: August 25, 2023

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Science and Technology Trust

Date: August 25, 2023